Exhibit 10.1  Conformed through Second Amendment to Loan and Servicing Agreement,  dated as of March 29, 2024          LOAN AND SERVICING AGREEMENT        among        CARLYLE SECURED LENDING III,   as Holdings,        CARLYLE SECURED LENDING III SPV, L.L.C.,   as the Borrower,        MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY and  the other Lenders from time to time party hereto,      WILMINGTON TRUST, NATIONAL ASSOCIATION,  as the Administrative Agent,       BARINGS FINANCE LLC   (as successor to Massachusetts Mutual Life Insurance Company),  as the Calculation Agent,       CARLYLE SECURED LENDING III,  as the Portfolio Asset Servicer,     WILMINGTON TRUST, NATIONAL ASSOCIATION,   as the Collateral Custodian  and    WILMINGTON TRUST, NATIONAL ASSOCIATION,   as the Account Bank    Dated as of September 30, 2022

TABLE OF CONTENTS        Page      i    ARTICLE I.  INTERPRETATION ............................................................................................................... 1  Section 1.01  Certain Defined Terms ................................................................................... 1  Section 1.02  Other Terms ................................................................................................. 30  Section 1.03  Computation of Time Periods ...................................................................... 30  Section 1.04  Interpretation ............................................................................................... 30  Section 1.05  Advances to Constitute Loans ...................................................................... 31  Section 1.06  Information as to Interest Rates .................................................................. 31  Section 1.07  Rates ............................................................................................................. 31    ARTICLE II.  THE FACILITY .................................................................................................................... 31  Section 2.01  Advances ...................................................................................................... 31  Section 2.02  Procedure for Advances ............................................................................... 32  Section 2.03  Evidence of Debt .......................................................................................... 33  Section 2.04  Repayment; Termination of Commitments ................................................. 34  Section 2.05  Interest and Fees .......................................................................................... 35  Section 2.06  Payments and Computations, Etc ................................................................ 37  Section 2.07  Collections and Allocations .......................................................................... 38  Section 2.08  Remittance Procedures ................................................................................ 40  Section 2.09  Grant of a Security Interest .......................................................................... 45  Section 2.10  Sale of Portfolio Assets ................................................................................. 46  Section 2.11  Release of Portfolio Assets ........................................................................... 48  Section 2.12  Increased Costs ............................................................................................ 48  Section 2.13  Taxes ............................................................................................................. 49  Section 2.14  Extension of Revolving Period and Stated Maturity Date ............................ 52  Section 2.15  Increase in Commitments ............................................................................ 52  Section 2.16  Mitigation Obligations; Replacement of Lenders ......................................... 54  Section 2.17  Defaulting Lenders ....................................................................................... 55  Section 2.18  Benchmark Replacement Setting ................................................................. 55    ARTICLE III.  CONDITIONS PRECEDENT................................................................................................. 56  Section 3.01  Conditions Precedent to Effectiveness ........................................................ 56  Section 3.02  Conditions Precedent to All Advances ......................................................... 57  Section 3.03  Advances Do Not Constitute a Waiver ......................................................... 59

Page    ii    Section 3.04  Conditions to Transfers of Portfolio Assets .................................................. 59  ARTICLE IV.  REPRESENTATIONS .......................................................................................................... 60  Section 4.01  Representations of the Borrower ................................................................ 60  Section 4.02  Representations of the Borrower Relating to the Agreement and the  Collateral ...................................................................................................... 66  Section 4.03  Representations of the Calculation Agent and the Portfolio Asset  Servicer ......................................................................................................... 66  Section 4.04  Representations of each Lender .................................................................. 68  Section 4.05  Representations of the Collateral Custodian ............................................... 69  Section 4.06  Representations of Holdings ........................................................................ 69  ARTICLE V.  GENERAL COVENANTS ..................................................................................................... 72  Section 5.01  Affirmative Covenants of the Borrower ....................................................... 72  Section 5.02  Negative Covenants of the Borrower ........................................................... 77  Section 5.03  Affirmative Covenants of the Applicable Servicer ....................................... 79  Section 5.04  Negative Covenants of the Calculation Agent .............................................. 79  Section 5.05  Affirmative Covenants of the Collateral Custodian ...................................... 79  Section 5.06  Negative Covenants of the Collateral Custodian ......................................... 80  Section 5.07  Affirmative Covenants of Holdings ............................................................... 80  Section 5.08  Negative Covenants of Holdings .................................................................. 80  ARTICLE VI.  EVENTS OF DEFAULT ........................................................................................................ 81  Section 6.01  Events of Default .......................................................................................... 81  Section 6.02  Pledged Equity .............................................................................................. 83  Section 6.03  Additional Remedies .................................................................................... 84  ARTICLE VII.  THE ADMINISTRATIVE AGENT .......................................................................................... 85  Section 7.01  Appointment and Authority ......................................................................... 85  Section 7.02  Rights as a Lender ......................................................................................... 85  Section 7.03  Exculpatory Provisions ................................................................................. 86  Section 7.04  Reliance by Administrative Agent ................................................................ 87  Section 7.05  Delegation of Duties ..................................................................................... 88  Section 7.06  Resignation of Administrative Agent ........................................................... 88  Section 7.07  Non‐Reliance on Agents and Other Lenders ................................................ 88  Section 7.08  Reimbursement by Lenders ......................................................................... 89  Section 7.09  Administrative Agent May File Proofs of Claim............................................ 89

Page    iii    Section 7.10  Collateral Matters ........................................................................................ 89  ARTICLE VIII.  ADMINISTRATION AND SERVICING OF COLLATERAL ....................................................... 90  Section 8.01  Appointment and Designation of the Applicable Servicer ........................... 90  Section 8.02  Duties of the Applicable Servicer ................................................................. 92  Section 8.03  Authorization of the Portfolio Asset Servicer ............................................... 96  Section 8.04  Collection of Payments; Accounts ................................................................ 96  Section 8.05  Realization Upon Portfolio Assets ................................................................ 98  Section 8.06  Calculation Agent Compensation ................................................................. 99  Section 8.07  Payment of Certain Expenses by Portfolio Asset Servicer ........................... 99  Section 8.08  Reports to the Administrative Agent Account Statements; Servicing  Information ................................................................................................ 100  Section 8.09  The Applicable Servicer Not to Resign ....................................................... 101  Section 8.10  Indemnification of the Calculation Agent .................................................. 102  Section 8.11  Rights as a Lender ....................................................................................... 102  ARTICLE IX.  COLLATERAL CUSTODIAN ............................................................................................... 102  Section 9.01  Designation of Collateral Custodian ........................................................... 102  Section 9.02  Duties of Collateral Custodian .................................................................... 103  Section 9.03  Merger or Consolidation ............................................................................ 105  Section 9.04  Collateral Custodian Compensation ........................................................... 105  Section 9.05  Collateral Custodian Removal .................................................................... 106  Section 9.06  Limitation on Liability ................................................................................. 106  Section 9.07  Collateral Custodian Resignation ............................................................... 108  Section 9.08  Release of Documents ................................................................................ 108  Section 9.09  Return of Loan Asset Files .......................................................................... 109  Section 9.10  Access to Certain Documentation and Information Regarding the  Collateral; Audits of Portfolio Asset Servicer ............................................. 109  Section 9.11  Bailment ..................................................................................................... 110  Section 9.12  Indemnification of the Collateral Custodian .............................................. 110  ARTICLE X.  INDEMNIFICATION ......................................................................................................... 110  Section 10.01  Indemnities by the Borrower ..................................................................... 110  Section 10.02  Reserved ..................................................................................................... 111  ARTICLE XI.  MISCELLANEOUS ............................................................................................................ 112  Section 11.01  Amendments and Waivers ......................................................................... 112

Page    iv    Section 11.02  Notices, Etc ................................................................................................. 112  Section 11.03  No Waiver Remedies .................................................................................. 113  Section 11.04  Binding Effect; Assignability; Multiple Lenders .......................................... 113  Section 11.05  Term of This Agreement ............................................................................. 114  Section 11.06  GOVERNING LAW; JURY WAIVER ............................................................... 114  Section 11.07  Costs, Expenses and Taxes ......................................................................... 114  Section 11.08  Recourse Against Certain Parties; Non‐Petition......................................... 115  Section 11.09  Execution in Counterparts; Severability; Integration ................................. 116  Section 11.10  Consent to Jurisdiction; Service of Process ................................................ 117  Section 11.11  Confidentiality ............................................................................................ 117  Section 11.12  Non‐Confidentiality of Tax Treatment ....................................................... 119  Section 11.13  Waiver of Set Off ........................................................................................ 119  Section 11.14  Headings, Schedules and Exhibits .............................................................. 119  Section 11.15  Ratable Payments ....................................................................................... 119  Section 11.16  Failure of Borrower to Perform Certain Obligations .................................. 120  Section 11.17  Power of Attorney ...................................................................................... 120  Section 11.18  Delivery of Termination Statements, Releases, etc ................................... 121  Section 11.19  Performance Conditions ............................................................................. 122  Section 11.20  Post‐Closing Performance Conditions ........................................................ 123  Section 11.21  Judgment Currency .................................................................................... 123

    v    LIST OF SCHEDULES AND EXHIBITS  SCHEDULES  SCHEDULE I  Loan Asset Schedule  SCHEDULE II  Conditions Precedent Documents  SCHEDULE III  Notice Information  SCHEDULE IV  Carlyle Competitors  SCHEDULE V  Accounts  EXHIBITS  EXHIBIT A  Form of Borrowing Base Certificate  EXHIBIT B  Form of Notice of Borrowing  EXHIBIT C  Form of Loan Asset Checklist  EXHIBIT D  Form of Revolving Loan Note  EXHIBIT E  Form of Release of Required Loan Documents  EXHIBIT F  Form of U.S. Tax Compliance Certificate  EXHIBIT G  Form of Servicing Report  EXHIBIT H  Form of Payment Date Report

  ‐1‐    LOAN AND SERVICING AGREEMENT, dated as of September 30, 2022, by and among:  (1)  CARLYLE SECURED LENDING III, a Delaware statutory trust ("Holdings");  (2)  CARLYLE  SECURED  LENDING  III  SPV,  L.L.C.,  a  Delaware  limited  liability  company  (the  "Borrower");  (3)  MASSACHUSETTS MUTUAL LIFE  INSURANCE COMPANY, and each of  the other  lenders  from time to time party hereto, as Lenders (as defined herein);  (4)  WILMINGTON TRUST, NATIONAL ASSOCIATION, as the Administrative Agent (as defined  herein);  (5)  BARINGS FINANCE LLC (as successor to Massachusetts Mutual Life Insurance Company),  as the Calculation Agent (as defined herein);  (6)  CARLYLE SECURED LENDING III, as the Portfolio Asset Servicer (as defined herein);   (7)  WILMINGTON TRUST, NATIONAL ASSOCIATION, as the Collateral Custodian (as defined  herein); and  (8)   WILMINGTON TRUST, NATIONAL ASSOCIATION, as the Account Bank (as defined herein).  The Lenders have agreed, on  the  terms and conditions  set  forth herein,  to provide a  secured  revolving loan facility that provides for Advances from time to time in the amounts and in accordance with  the terms set forth herein.  The proceeds of the Advances will be used to finance the origination and/or acquisition of and  investment by  the Borrower  in  Eligible Portfolio Assets,  to  fund Delayed Draws  and  to pay  fees  and  expenses (other than  interest payments), and to make permitted payments to Holdings  in accordance  with the terms hereof.  Accordingly, the parties agree as follows:  ARTICLE I.  INTERPRETATION  SECTION 1.01 Certain Defined Terms.  As used in this Agreement and the exhibits, schedules and other  attachments hereto (each of which is hereby incorporated herein and made a part hereof), the following  terms have the following meanings (such meanings to be equally applicable to both the singular and plural  forms of the terms defined):  "1940  Act"  means  the  Investment  Company  Act  of  1940  and  the  rules  and  regulations  promulgated thereunder.  "ABL  Collateral"  means  accounts  receivable,  inventory  and  other  collateral  customarily  constituting  the "borrowing base" or similar  term  for an asset‐based  revolving credit  facility and with  respect  to which  the  Liens of  the asset‐based  revolving  credit  facility  customarily are  senior  to  Liens securing first-lien term loans of the same obligor and such first-lien term loans may be secured by second-priority Liens on the collateral securing such asset-based revolving credit facility.

"Acceptable Rating Agency" means (a) KBRA or (b) any other credit rating agency that is recognized as a nationally recognized statistical rating organization by the SEC and approved by the Majority Lenders, so long as, in each case, any such credit rating agency described in clause (a) or (b) above continues to be a nationally recognized statistical rating organization recognized by the SEC and is approved as a "Credit Rating Provider" (or other similar designation) by the NAIC.

"Accounts" means all deposit accounts and securities accounts maintained by, or for the benefit of, the Borrower from time to time.

"Account Bank" means Wilmington Trust, National Association, in its capacity as the "Securities Intermediary" pursuant to an Account Control Agreement, and each other Person acting in the capacity as the "Bank", "Securities Intermediary" or such other similar term or capacity pursuant to any agreement replacing or substituting for any such Account Control Agreement.

"Account Control Agreement" means each of (a) the Springing Account Control Agreement, (b) the Blocked Account Control Agreement and (c) such other deposit account control agreement, securities account control agreement or other similar agreement in form reasonably acceptable to the Administrative Agent and the Calculation Agent, in the case of clause (a) through (c), as such agreement may be amended, restated, modified, replaced or otherwise supplemented from time to time.

"Additional Amount" has the meaning assigned to that term in Section 2.13(a).

"Additional Lender Paydown Percentage" means the percentage set forth in the table in the definition of "Applicable LTV Trigger" corresponding to the Total Obligors and the number of years that have elapsed since the Closing Date.

"Administrative Agent" means Wilmington Trust, National Association, in its capacity as administrative agent for the Lenders, together with its successors and permitted assigns, including any successor appointed pursuant to Article VII.

"Advance" means the loans made by the Lenders to the Borrower pursuant to Article II.

"Advance Date" means, with respect to any Advance, the day on which such Advance is made.

"Advance Rate" means, with respect to each type of Eligible Portfolio Assets set forth in the table below, as of any date of determination, the percentage set forth under such type in such table corresponding to the Total Obligors as of such date:

Total Obligors	**Senior Loans**	**Senior Notes**	**Asset Based Loans**	**Recurring Revenue Loans**	**Junior Loans**
More than 20	60%	60%	40%	35%	25%
10 – 20	45%	45%	20%	20%	10%
Less than 10	0%	0%	0%	0%	0%

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  ‐3‐    "Advances Outstanding" means, at any time, the aggregate outstanding principal amount of all  Advances at such time.  "Affiliate" when used with respect to a Person, means any other Person Controlling, Controlled  by or under common Control with such Person.  "Administrative Agent Fee Letter" means, any  fee  letter or  letters between  the Administrative  Agent and the Borrower entered on or before the Closing Date (which may be a part of or included with  the Collateral Custodian Fee Letter), as amended, restated, supplemented or otherwise modified from  time to time.  "Agreement" means this Loan and Servicing Agreement.  “Agreed‐Upon Replacement” has the meaning given to such term in the definition of “Benchmark  Replacement.”  "Anti‐Corruption Laws" means any and all Applicable Laws relating to anti‐corruption and anti‐ bribery, including, but not limited to, the Foreign Corrupt Practices Act of 1977, as amended, and the rules  and  regulations  thereunder  and  any  regulation,  order,  or  directive  promulgated,  issued,  or  enforced  pursuant to such Applicable Laws.  "Anti‐Money  Laundering  Laws" means any and all applicable anti‐money  laundering,  financial  recordkeeping and reporting requirements of Applicable Law, including those of the Bank Secrecy Act (as  amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required  to Intercept and Obstruct Terrorism Act of 2001 (the "USA PATRIOT Act")), the U.S. Department of State,  Executive Order 13224 issued on September 24, 2001 and any applicable anti‐money laundering statutes  of other  jurisdictions, as well as the rules and regulations thereunder and any related or similar rules,  regulations or guidelines, issued, administered or enforced by any governmental agency.  "Anti‐Terrorism Laws and Sanctions" means any and all Applicable Laws relating to terrorism and  economic or financial sanctions or trade embargoes administered or enforced by the U.S. Government  including  the U.S. Department of  the Treasury's Office of Foreign Assets Control  ("OFAC"),  the United  Nations  Security Council  or  any other  relevant Governmental Authority  and  any  regulation, order or  directive promulgated, issued or enforced pursuant to such Applicable Laws.    "Applicable Exchange Rate" means, with respect to any payment or amount denominated in an  Eligible Currency (other than U.S. Dollars) on any date of determination, the foreign currency dollar spot  rate  that appeared on  the Bloomberg  screen  for  the applicable Eligible Currency  (A)  if  such date  is a  Determination Date, at the end of such date or (B) otherwise, at the end of the immediately preceding  Business Day.    "Applicable Law" means for any Person all existing and future laws, rules, regulations (including  temporary and final income tax regulations), statutes, treaties, codes, ordinances, orders, licenses of and  interpretations  by  any Governmental Authority  applicable  to  such  Person  and  applicable  judgments,  decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or  quasi‐judicial tribunal or agency of competent jurisdiction.  "Applicable LTV Trigger" means, as of any date of determination, (a) during the Revolving Period,  65% and (b) at any point after the expiration of the Revolving Period, either (i) the percentage set forth in

  ‐4‐    Table  1  below  corresponding  to  the  Total Obligors  or  (ii)  the  percentage  set  forth  in  Table  2  below  corresponding to the number of years that have elapsed since the Closing Date, in each case, as of such  date:    Table 1:  Total Obligors  Applicable  LTV  Trigger  Additional Lender  Paydown  Percentage  More than 20  60%  10%  15 – 20  45%  35%  10 – 15  30%  70%  Less than 10  0%  100%      Table 2:  Years since Closing Date  Applicable  LTV Trigger  Additional Lender  Paydown Percentage  Beginning of Year 4 to end  of Year 5  60%  10%  Year 6  45%  35%  Year 7  30%  70%  Beginning of Year 8 to  Maturity Date  0%  100%  ; provided that, if the two tables above would yield different results, then the applicable percentage shall  be the lower Applicable LTV Trigger and the higher Additional Lender Paydown Percentage.   "Applicable Servicer" means the Calculation Agent or the Portfolio Asset Servicer, as the context  may require.  "Applicable Spread" means 2.85%.  "Asset Based Loan" means a term loan or revolving loan (or participation thereof) (a) ranking (and  required by its terms to remain) (i) first in right of payment (unless, in the case of this clause (i), such loan  is a First Lien Last Out Loan, in which case such loan may rank second in right of payment to the related  Other Senior Loans) and (ii) secured by valid security  interests or Liens  in, to or on specified collateral  securing the Obligor's obligations under the loan, which Liens are not (and which cannot by their terms  become) subordinate in right of Lien priority to other Liens (other than to Liens customarily allowed to be  prior in priority to the Liens of a first lien asset‐based lender and except that, in the case of this clause (ii),  if such loan is a First Lien Last Out Loan, the provisions related to the application of proceeds thereof may  require that proceeds of collateral be applied to the related Other Senior Loans prior to the application of  such proceeds to such First Lien Last Out Loan) of the Obligor in respect thereof or any guarantor thereof,  (b) availability under which (both at the time of the incurrence thereof and thereafter during the term of  such  loan)  is  restricted  by  a  "borrowing  base"  or  similar  concept  and  (c)  not  constituting  a Holding  Company Loan.

  ‐5‐    "Assignment and Assumption Agreement" means an agreement among the Borrower (if required  under Section 11.04), a  Lender,  the Administrative Agent and, unless executed  in  connection with an  assignment  under  Section 11.04,  the Majority  Lenders  in  a  form  customarily  provided  by  the  Loan  Syndications  and  Trading  Association  and  delivered  in  connection with  a  Person  becoming  a  Lender  hereunder after the Closing Date.  "Available Tenor" means, as of any date of determination and with respect to the then‐current  Benchmark, as applicable, (a) if the then‐current Benchmark is a term rate, any tenor for such Benchmark  (or component thereof) that is or may be used for determining the length of an interest period pursuant  to this Agreement or (b) otherwise, any payment period for  interest calculated with reference to such  Benchmark  (or  component  thereof)  that  is or may be used  for determining any  frequency of making  payments of interest calculated with reference to such Benchmark pursuant to this Agreement.   "Attorney" has the meaning assigned to that term in Section 11.17.  "Australian Dollars" means, and the conventional "AUD" signifies, the lawful money of Australia.  "Available Collections" means all cash Collections and other cash proceeds with respect to any  Loan Asset  deposited  in  the  Collection Accounts  and  all  other  amounts  on  deposit  in  the  Collection  Accounts from time to time.  "Bankruptcy Code" means Title 11, United States Code, 11 U.S.C. §§ 101 et seq., as amended from  time to time.  "Bankruptcy Event" is deemed to have occurred with respect to a Person if either:  (a)  a case or other proceeding shall be commenced, without the application or consent of  such  Person,  in  any  court,  seeking  the  liquidation,  reorganization, debt  arrangement,  dissolution, winding up, or  composition or  readjustment of debts of  such Person,  the  appointment of a trustee, receiver, custodian,  liquidator, assignee, sequestrator or the  like for such Person or all or substantially all of its assets, or any similar action with respect  to such Person under the Bankruptcy Laws, and such case or proceeding shall continue  undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order  for  relief  in  respect of  such Person  shall be entered  in an  involuntary  case under  the  federal Bankruptcy Laws or other similar laws now or hereafter in effect; or  (b)  such Person shall commence a voluntary case or other proceeding under any Bankruptcy  Laws  now  or  hereafter  in  effect,  or  shall  consent  to  the  appointment  of  or  taking  possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other  similar official) for such Person or all or substantially all of its assets under the Bankruptcy  Laws, or shall make any general assignment for the benefit of creditors, or shall fail to, or  admit  in writing  its  inability  to,  pay  its  debts  generally  as  they  become  due,  or,  if  a  corporation or similar entity, its board of directors or members shall vote to implement  any of the foregoing.  "Bankruptcy  Laws"  means  the  Bankruptcy  Code  and  all  other  applicable  liquidation,  conservatorship,  bankruptcy,  moratorium,  rearrangement,  receivership,  insolvency,  reorganization,  suspension of payments, or similar debtor relief laws from time to time  in effect affecting the rights of  creditors generally.

  ‐6‐    "Base Rate" means,  for any day,  in any  Interest Period with respect  to any Advance, a rate of  interest per annum equal to the highest of (a) three‐month Term SOFR, (b) the Prime Rate in effect on  such day; and (c) the Federal Funds Effective Rate in effect on such day plus 0.50% per annum.  Any change  in the Base Rate due to a change in Term SOFR, the Prime Rate or the Federal Funds Effective Rate shall  be effective from and  including the effective day of such change  in Term SOFR, the Prime Rate or the  Federal Funds Effective Rate, respectively.   "Base Rate Loan" means any Advance which bears interest at or by reference to the Base Rate.  "Benchmark" means,  initially,  Term  SOFR; provided  that  if  a Benchmark  Transition  Event has  occurred with respect to Term SOFR, the Term SOFR Reference Rate or the then‐current Benchmark, then  "Benchmark"  means  the  applicable  Benchmark  Replacement  to  the  extent  that  such  Benchmark  Replacement  has  replaced  such  prior  benchmark  rate  pursuant  to  Section  2.18.    Any  reference  to  “Benchmark” includes, as applicable, the published component used in the calculation thereof.  "Benchmark Loan" means any Advance which bears interest at or by reference to the Benchmark.  "Benchmark Replacement" means, with  respect  to  any Benchmark  Transition  Event,  the  first  alternative set forth in the order below:  (a) Daily Simple SOFR; or   (b)  if Daily  Simple  SOFR  does  not  then  exist  or  ceases  to  exist,  then  the  Benchmark  Replacement will be the sum of: (a) the alternate benchmark rate that has been selected by the  Initial Lender and the Borrower giving due consideration to (i) any selection or recommendation  of  a  replacement  rate  or  the  mechanism  for  determining  such  a  rate  by  the  Relevant  Governmental Body or (ii) any evolving or then‐prevailing market convention for determining a  rate of  interest as a  replacement  to  the  then‐current Benchmark  for U.S. dollar‐denominated  credit  facilities and  (b) the Benchmark Replacement Adjustment  (such rate, the “Agreed‐Upon  Replacement”); or  (c)  if  the  Initial  Lender  and  the  Borrower,  each  acting  reasonably,  fail  to  agree  on  a  replacement pursuant to the foregoing clause (b), the Base Rate; provided that, to the extent (1)  Term SOFR,  (2) Daily Simple SOFR or  (3) the prior Agreed‐Upon Replacement,  if any, becomes  available again after being replaced in accordance with this definition (as determined by the Initial  Lender),  such  benchmark  shall  then  become  the  “Benchmark  Replacement”  (in  order  of  the  priority pursuant  to clauses  (1)  through  (3) of  this proviso); and provided,  further,  that,  if  the  Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement  will  be  deemed  to  be  zero  for  the  purposes  of  this  Agreement  and  the  other  Transaction  Documents.  "Benchmark Replacement Adjustment" means, with  respect  to  any  replacement of  the  then‐ current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for  calculating or determining such spread adjustment (which may be a positive or negative value or zero)  that has been selected by the Initial Lender and the Borrower giving due consideration to (i) any selection  or  recommendation  of  a  spread  adjustment,  or method  for  calculating  or  determining  such  spread  adjustment,  for  the  replacement  of  such  Benchmark  with  the  applicable  Unadjusted  Benchmark  Replacement  by  the  Relevant  Governmental  Body  or  (ii)  any  evolving  or  then‐prevailing  market  convention for determining a spread adjustment, or method for calculating or determining such spread

  ‐7‐    adjustment,  for  the  replacement  of  such  Benchmark  with  the  applicable  Unadjusted  Benchmark  Replacement for U.S. dollar‐denominated syndicated credit facilities at such time.  "Benchmark Replacement Date" means the earlier to occur of the following events with respect  to the then‐current Benchmark:  (a)  in the case of clause (a) or (b) of the definition of "Benchmark Transition Event," the later  of (i) the date of the public statement or publication of information referenced therein  and  (ii)  the  date  on  which  the  administrator  of  such  Benchmark  (or  the  published  component used in the calculation thereof) permanently or indefinitely ceases to provide  such Benchmark (or such component thereof);  (b)   in the case of clause (c) of the definition of “Benchmark Transition Event,” the later of (i)  the date of the public statement or publication of information referenced therein and (ii)  the effective date set by such public statement or publication of information referenced  therein;  (c)   in the case of clause (d) of the definition of “Benchmark Transition Event,” the later of (i)  the date determined by the Initial Lender in its sole discretion, (ii) the date of the public  statement or publication of  information related to the reporting of Term SOFR and (iii)  the effective date set by such public statement or publication of information related to  the reporting of Term SOFR; or  (d)  in  the  case  of  clause  (e) of  the definition of  “Benchmark  Transition  Event,”  the  date  determined by the Initial Lender in its sole discretion.  For the avoidance of doubt, the "Benchmark Replacement Date" will be deemed to have occurred  in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event  or events set forth therein with respect to all then‐current Available Tenors (or the published component  used in the calculation thereof).  "Benchmark Transition Event" means the occurrence of one or more of the following events with  respect to the then‐current Benchmark:  (a)  a public statement or publication of information by or on behalf of the administrator of  such  Benchmark  (or  the  published  component  used  in  the  calculation  thereof)  announcing  that  such  administrator  has  ceased  or will  cease  to  provide  all Available  Tenors of  such Benchmark  (or  such  component  thereof), permanently or  indefinitely;  provided  that,  at  the  time  of  such  statement  or  publication,  there  is  no  successor  administrator that will continue to provide any Available Tenor of such Benchmark (or  such component thereof);  (b)  a public  statement or publication of  information by  the  regulatory  supervisor  for  the  administrator of such Benchmark (or the published component used  in the calculation  thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency  official with jurisdiction over the administrator for such Benchmark (or such component  thereof),  a  resolution  authority  with  jurisdiction  over  the  administrator  for  such  Benchmark (or such component thereof) or a court or an entity with similar insolvency or  resolution  authority  over  the  administrator  for  such  Benchmark  (or  such  component  thereof), which  states  that  the administrator of  such Benchmark  (or  such  component

  ‐8‐    thereof) has ceased or will cease to provide all Available Tenors of such Benchmark  (or  such component thereof) permanently or indefinitely; provided that, at the time of such  statement or publication, there is no successor administrator that will continue to provide  any Available Tenor of such Benchmark (or such component thereof);  (c)  a public  statement or publication of  information by  the  regulatory  supervisor  for  the  administrator of such Benchmark (or the published component used  in the calculation  thereof) announcing  that all Available Tenors of  such Benchmark  (or  such component  thereof) are not, or as of a specified future date will not be, representative;  (d)   the Initial Lender determines, in consultation with the Borrower, that reporting of Term  SOFR has ceased or will cease, or is no longer representative; or  (e)   a Lender is not permitted to fund an Advance at the Benchmark (and such Lender shall  not have subsequently notified the Calculation Agent that the circumstances giving rise  to such situation no longer exist).  For the avoidance of doubt, a "Benchmark Transition Event" will be deemed to have occurred  with respect to any Benchmark  if a public statement or publication of  information set forth above has  occurred  with  respect  to  each  then‐current  Available  Tenor  of  such  Benchmark  (or  the  published  component used in the calculation thereof).  "Blocked Account Control Agreement" means the Blocked Account Control Agreement, dated as  of the Closing Date, among the Borrower, the Portfolio Asset Servicer, the Calculation Agent, the Collateral  Custodian,  the Account Bank and  the Administrative Agent, establishing and governing  the Collection  Accounts,  the Custody Accounts  and  the  Expense Reserve Account  and which permits,  among other  things, the Administrative Agent (as directed by the Majority Lenders) on behalf of the Secured Parties to  direct disposition of the funds, securities and other assets in such Collection Accounts, Custody Accounts  and Expense Reserve Account,  as  such  agreement may be  amended,  restated, modified,  replaced or  otherwise supplemented from time to time.  "Borrowed Money Indebtedness" means Indebtedness of the kind described in clause (a) of the  definition of "Indebtedness".  "Borrower" has the meaning assigned to that term in the preamble hereto.  "Borrower AML and International Trade Default" means, with respect to the Borrower, any one  of the following events:  (a) any representation contained Section 4.01(bb) is or becomes false at any time;  or (b) the Borrower fails to comply with the covenant contained in Section 11.19(d)(ii) at any time.  "Borrower Covered Entity" means each of (a) the Borrower and its subsidiaries, any guarantors or  pledgors of collateral under this Agreement or any transaction document relating to the Portfolio Assets  and (b) each Person that, directly or indirectly, is in control of a Person described in clause (a) above.  For  purposes of this definition, control of a Person shall mean the direct or indirect (i) ownership of, or power  to vote, 25% or more of the issued and outstanding Equity Interests having ordinary voting power for the  election of directors or managers,  as  applicable, of  such  Person or other  Persons performing  similar  functions for such Person or (ii) power to direct or cause the direction of the management and policies of  such Person whether by ownership of Equity Interests, contract or otherwise.  "Borrower Taxes" means any Taxes imposed on the Borrower with respect to its operations but,  for the avoidance of doubt, does not include any "imputed underpayment" assessed under Section 6225

  ‐9‐    of the Code or any similar provision of state, local, or foreign law, or any penalties or interest assessed in  connection with any such amount.  "Borrowing Base" means, as of any date of determination, as calculated by the Portfolio Asset  Servicer, the amount equal to the aggregate Outstanding Underlying Adjusted Loan Balances of all Eligible  Portfolio Assets plus the Principal Collections, in each case, as of such date.  "Borrowing Base Certificate" means a certificate setting forth the calculation of the Borrowing  Base as of the applicable date of determination, substantially in the form of Exhibit A, prepared by the  Borrower.  "British  Pounds" means,  and  the  conventional  "£"  signifies,  the  lawful money  of  the United  Kingdom.  "Business Day" means a day of the year other than (a) Saturday or a Sunday or (b) any other day  on which  commercial  banks  in  New  York,  New  York,  or  the  offices  of  the  Account  Bank,  Collateral  Custodian or Administrative Agent (initially being Wilmington, Delaware) are authorized or required by  Applicable Law, regulation or executive order to close; provided that, if any determination of a Business  Day shall relate to an Advance bearing interest at Term SOFR, the term Business Day shall also be a U.S.  Government Securities Business Day.  "Calculation  Agent" means  Barings  Finance  LLC  (as  successor  to Massachusetts Mutual  Life  Insurance Company), not in its individual capacity, in its capacity as servicer of the Advances, the other  Obligations,  this Agreement  and  the  other  Transaction Documents,  together with  its  successors  and  permitted assigns, including any successor appointed pursuant to Article VIII.  "Calculation  Agent  Fee  Letter"  means,  if  applicable,  any  fee  letter  or  letters  between  the  Calculation Agent and the Borrower entered on, prior to or after the Closing Date.  "Calculation Agent Fees" means the fees set forth  in the Calculation Agent Fee Letter that are  payable to the Calculation Agent.  "Canadian Dollars" means, and the conventional "CAD" signifies, the lawful money of Canada.  "Change  in Law" means the occurrence, after the Closing Date, of any of the following:  (a) the  adoption or taking effect of any law, rule, regulation or treaty; (b) any change in any law, rule, regulation  or  treaty  or  in  the  administration,  interpretation,  implementation  or  application  thereof  by  any  Governmental Authority; or (c) the making or issuance of any request, rule, guideline or directive (whether  or not having the force of law) by any Governmental Authority; provided that notwithstanding anything  herein  to  the  contrary,  (i) the Dodd‐Frank Wall  Street  Reform  and  Consumer  Protection  Act  and  all  requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests,  rules,  guidelines  or  directives  promulgated  by  the  Bank  for  International  Settlements,  the  Basel  Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign  regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a "Change in  Law", regardless of the date enacted, adopted or issued.  "Change of Control" is deemed to have occurred if (a) Holdings (or any successor by merger or  other business combination that is managed or advised by Carlyle Global Credit Investment Management  L.L.C. or an affiliate thereof, provided that the Initial Lender received written notice of any such successor

  ‐10‐    at least thirty (30) days in advance of such change) fails to own directly 100% of the membership interests  of the Borrower or (b) Carlyle Global Credit Investment Management L.L.C. or an affiliate thereof fails to  serve as the investment adviser of Holdings.  "Closing Date" means the date of this Agreement.  "Closing Date Participation" means each Initial Portfolio Asset that consists of a loan participation  interest until elevated by assignment.  "Code" means the Internal Revenue Code of 1986, as amended.  "Collateral" has the meaning assigned to that term in Section 2.09(a).  "Collateral  Custodian"  means  Wilmington  Trust,  National  Association,  not  in  its  individual  capacity, but in its capacity as collateral custodian for the Administrative Agent and the Lenders pursuant  to  the  terms  of  this  Agreement,  together  with  its  successors  and  permitted  assigns,  including  any  successor appointed pursuant to Article IX.  "Collateral  Custodian  Fee  Letter" means,  if  applicable,  any  fee  letter  or  letters  between  the  Collateral Custodian and  the Borrower entered on or prior  to  the Closing Date as amended,  restated,  supplemented or otherwise modified from time to time.  "Collateral Custodian Fees" means the fees set forth in the Collateral Custodian Fee Letter that  are payable to the Collateral Custodian.  "Collateral  Custodian  Termination  Expenses"  has  the  meaning  assigned  to  that  term  in  Section 9.05.  "Collateral Custodian Termination Notice" has the meaning assigned to that term in Section 9.05.  "Collection  Accounts" means,  collectively,  each  of  the  Principal  Collection  Accounts  and  the  Interest Collection Accounts established with the Account Bank in the name of the Borrower into which  Collections shall be deposited in accordance with the terms of this Agreement and subject to the Account  Control Agreement specified on Schedule V hereto and under the "control" (within the meaning of Section  9‐104 or 9‐106 of  the UCC, as applicable) of  the Administrative Agent  for  the benefit of  the Secured  Parties; provided that, subject to the rights of the Administrative Agent hereunder with respect to funds,  the funds deposited therein from time to time shall constitute the property and assets of the Borrower,  and the Borrower shall be solely liable for any Taxes payable with respect to the Collection Accounts and  each subaccount that may be established from time to time.  "Collections" means Current Income Collections and Principal Collections.  "Commitment" means, with respect to any Lender, (a) during the Revolving Period (i) with respect  to  the  Initial  Lender,  the Maximum  Facility Amount  as  such  amount may be  reallocated pursuant  to  Section 2.04(b), reduced pursuant  to an Assignment and Assumption Agreement or Section 2.04(e) or  increased pursuant to Section 2.15 and (ii) with respect to any other Lender, the amount set forth as such  Lender's  "Commitment"  on  the  Assignment  and  Assumption  Agreement  relating  to  such  Lender  or  increased pursuant to Section 2.15 and (b) after the end of the Revolving Period, such Lender's Pro Rata  Share of the aggregate Advances Outstanding on the last day of the Revolving Period.

  ‐11‐    "Commitment Fee Letter" means that certain amended and restated commitment fee letter by  and among the Calculation Agent and the Borrower, dated on or prior to the Second Amendment Effective  Date, as amended, restated, supplemented or otherwise modified from time to time.  "Competitor" means each of  the Persons  listed on Schedule  IV and  their  respective Affiliates;  provided that, if an Event of Default specified in clauses (a), (b), (d), (e) or (g) of Section 6.01 has occurred  and is continuing, there shall be deemed to be no Competitors for the purposes of this Agreement or any  of the Transaction Documents.  "Conforming Changes" means, with respect to either the use or administration of Term SOFR or  the  use,  administration,  adoption  or  implementation  of  any  Benchmark  Replacement,  any  technical,  administrative  or  operational  changes  (including  changes  to  the  definition  of  "Business  Day,"  "the  definition of "U.S. Government Securities Business Day," the definition of "Interest Period," or any similar  or  analogous  definition  (or  the  addition  of  a  concept  of  "interest  period"),  timing  and  frequency  of  determining  rates  and making  payments  of  interest,  timing  of  borrowing  requests  or  prepayment,  conversion or continuation notices, the applicability and length of lookback periods, the applicability of  increased costs and other technical, administrative or operational matters) that the Initial Lender decides  (in consultation with the Borrower) may be appropriate to reflect the adoption and implementation of  any  such  rate  or  to  permit  the  use  and  administration  thereof  by  the  Initial  Lender  in  a manner  substantially consistent with market practice (or, if the Initial Lender decides that adoption of any portion  of such market practice is not administratively feasible or if the Initial Lender determines that no market  practice for the administration of any such rate exists, in such other manner of administration as the Initial  Lender  decides  (in  consultation with  the  Borrower)  is  reasonably  necessary  in  connection with  the  administration of this Agreement and the other Transaction Documents).  "Control" means the possession, directly or indirectly, of the power to direct or cause the direction  of  the management or policies of a Person, whether  through  the ability  to exercise voting power, by  contract or otherwise.  "Counterparty Lender" means, with respect to any Loan Asset that is a loan participation interest,  the lender party to the related Loan Agreement and the related Participation Agreement.  "Cure Contributions" has the meaning assigned to that term in Section 2.17(d).  "Current Income Collections" means all collections, cash Proceeds and all other amounts received  in respect of any Loan Asset or Portfolio Asset and all other proceeds or other funds of any kind or nature  received by the Borrower or the Account Bank with respect to any Underlying Collateral,  in each case  excluding Principal Collections.  "Custody  Account"  means  an  account  established  with  the  Account  Bank  pursuant  to  the  applicable Account Control Agreement specified on Schedule V hereto in the name of the Borrower and   into which securities and other assets of the Borrower shall be credited, and under the "control" (within  the meaning of Section 9‐104 or Section 9‐106 of the UCC, as applicable) of the Administrative Agent for  the benefit of the Secured Parties.  "Cut‐Off Date" means, with respect to a Loan Asset, the date (which may be the Closing Date)  such Loan Asset is Transferred to the Borrower.

  ‐12‐    "Daily Simple SOFR" means,  for any day, SOFR, with  the  conventions  for  this  rate  (which will  include a lookback) being established by the Initial Lender in accordance with the conventions for this rate  selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for  syndicated business  loans; provided  that  if  the  Initial Lender decides  that any  such convention  is not  administratively feasible for the Initial Lender, then the Initial Lender may establish another convention  in its reasonable discretion.  Any change in Daily Simple SOFR due to a change in SOFR shall be effective  from and including the effective date of such change in SOFR without notice to the Borrower.  "Declaration of Trust" means  the Third Amended and Restated Agreement and Declaration of  Trust, dated January 24, 2022, by and among the Board of Trustees for Holdings and Wilmington Trust,  National Association, as Delaware trustee, as amended, restated, supplemented or otherwise modified  from time to time..  "Default Rate" means, as of any date of determination, a rate per annum equal to the  interest  rate that is or would be applicable to the Advances at such time plus 2.0%.  "Defaulting Lender" means, subject to Section 2.17(b), any Lender that (a) has failed to (i) fund all  or any portion of its Advances within two (2) Business Days of the date such Advances were required to  be funded hereunder unless such Lender notifies the Administrative Agent and Borrower in writing that  such failure is the result of such Lender's determination that one or more conditions precedent to funding  (each of which conditions precedent, together with any applicable default, shall be specifically identified  in such writing) has not been satisfied or (ii) pay to the Administrative Agent or any Lender any other  amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has  notified Borrower or the Administrative Agent in writing that it does not intend to comply with its funding  obligations  hereunder,  or  has made  a  public  statement  to  that  effect  (unless  such writing  or  public  statement relates to such Lender's obligation to fund an Advance hereunder and states that such position  is  based  on  such  Lender's  determination  that  a  condition  precedent  to  funding  (which  condition  precedent, together with any applicable default, shall be specifically identified in such writing or public  statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the  Administrative Agent or Borrower, to confirm in writing to the Administrative Agent and Borrower that it  will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to  be  a Defaulting  Lender  pursuant  to  this  clause  (c)  upon  receipt  of  such written  confirmation  by  the  Administrative Agent and Borrower) or (d) has, or has a direct or  indirect parent company that has, (i)  become  the subject of a proceeding under any Bankruptcy Law or  (ii) had appointed  for  it a receiver,  custodian,  conservator,  trustee,  administrator,  assignee  for  the benefit of  creditors or  similar Person  charged  with  reorganization  or  liquidation  of  its  business  or  assets,  including  the  Federal  Deposit  Insurance  Corporation  or  any  other  state  or  federal  regulatory  authority  acting  in  such  a  capacity;  provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of  any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental  Authority so long as such ownership interest does not result in or provide such Lender with immunity from  the  jurisdiction of  courts within  the United States or  from  the enforcement of  judgments or writs of  attachment on  its assets or permit such Lender (or such Governmental Authority) to reject, repudiate,  disavow or disaffirm any contracts or agreements made with such Lender.   Any determination by  the  Borrower or the Majority Lenders that a Lender is a Defaulting Lender under any one or more of clauses  (a) through  (d) above shall be conclusive and binding absent manifest error, and such Lender shall be  deemed to be a Defaulting Lender  (subject to Section 2.17(b)) upon delivery of written notice of such  determination to the Administrative Agent and each Lender.

  ‐13‐    "Delayed  Draw"  means,  with  respect  to  any  Delayed  Draw  Portfolio  Asset,  the  Borrower's  contractual obligation to provide funding with respect to such Delayed Draw Portfolio Asset after the Cut‐ Off Date for such Delayed Draw Portfolio Asset.  "Delayed  Draw  Portfolio  Asset" means  a  Loan  Asset  that  requires  the  Borrower  to  provide  additional funding thereunder after the Cut‐Off Date for such Loan Asset.  "Determination Date" means, for any Payment Date (other than an Inter‐Period Payment Date)  or Reporting Date, the date that is (i) the second Business Day of the month in which such Payment Date  or Reporting Date occurs, as applicable or (ii) the date that is three (3) Business Days prior to any Inter‐ Period Payment Date.  "Eligible Assignee" means (a) a Lender or any of its Affiliates, (b) any Person managed by a Lender  or any of its Affiliates or (c) any financial or other institution reasonably acceptable to the Administrative  Agent acting at the direction of the Majority Lenders that at the time it becomes a Lender is a Qualified  Purchaser, in each case, other than the Borrower or an Affiliate thereof.  "Eligible Currency" means British Pounds, Canadian Dollars, Euros, Australian Dollars and U.S.  Dollars.  "Eligible Portfolio Asset" means (1) each Initial Portfolio Asset and (2) a Loan Asset (other than  the Initial Portfolio Assets) that, at the time of Transfer to the Borrower, unless otherwise approved by  the Initial Lender and subject to the last paragraph of this definition:  (a)  is a Senior Loan, Junior Loan, Asset Based Loan, Recurring Revenue Loan, or Senior Note;  provided that the par amount of Eligible Portfolio Assets constituting Junior Loans or Recurring Revenue  Loans may not exceed 15% of the greater of (i) the Maximum Facility Amount and (ii) Total Portfolio Value,  and the par amount of Eligible Portfolio Assets constituting Asset Based Loans may not exceed 15% of the  greater of (i) the Maximum Facility Amount and (ii) Total Portfolio Value;  (b)  the Obligor of which  is domiciled  in the United States, Canada, the United Kingdom, a  European Union country, Australia or any other country approved by the Calculation Agent; provided that  the par amount of Loan Assets to non‐US Obligors may not exceed 20% of the greater of (i) the Maximum  Facility Amount and (ii) Total Portfolio Value;  (c)  other  than with  respect  to  Recurring  Revenue  Loans  and Asset  Based  Loans,  (i) with  respect  to  Loan  Assets  other  than  Junior  Loans,  the  Obligor  of  which  has  EBITDA  of  no  less  than  $10,000,000 for the  last twelve‐month ("LTM") period then ended for which financial statements have  been delivered (or are required to have been delivered) under the related Loan Agreement; provided that  the par amount of Loan Assets to Obligors with EBITDA of $10,000,000 to $20,000,000 shall not exceed  10% of the greater of (A) the Maximum Facility Amount and (B) Total Portfolio Value; and (ii) with respect  to Loan Assets constituting Junior Loans, the Obligor of which has EBITDA of not less than $50,000,000 for  the last LTM period then ended for which financial statements have been delivered (or are required to  have been delivered) under the related Loan Agreement;  (d)  other than with respect to Recurring Revenue Loans and Asset Based Loans, the Obligor  of which has a total net debt / LTM EBITDA ratio of less than 7.0x;

  ‐14‐    (e)  that has a par amount equal to or less than 5.0% of the greater of (i) the Maximum Facility  Amount and (ii) Total Portfolio Value; provided that up to 3 Loan Assets may each individually comprise  up to 7.5% of such higher figure;  (f)  (i) no more than 20% of the par amount of the Eligible Portfolio Assets are  in any one  industry or sector and  (ii) no more  than 15% of  the par amount of  the Eligible Portfolio Assets are  in  companies owned by the same general partner or sponsor;  (g)  is denominated and payable only in an Eligible Currency; provided that the par amount of  Loan Assets denominated  in currencies other  than U.S. Dollars may not exceed 10% of  the greater of  (i) the Maximum Facility Amount and (ii) the Total Portfolio Value;  (h)  the Underlying Agreement or Participation Agreement relating thereto is governed by the  laws of a State, Canada, the United Kingdom, Australia or any country  in the European Union and the  related Underlying Collateral  is materially  located  in  the United  States, Canada,  the United Kingdom,  Australia or any other country in the European Union;  (i)  no Underlying Obligor Default has occurred and is continuing thereunder;  (j)  there are no proceedings pending or, to the Borrower's knowledge, threatened (i) with  respect to a Bankruptcy Event with respect to any applicable Obligor or (ii) wherein any applicable Obligor,  any other party or  any  governmental  entity has  alleged  that  such Portfolio Asset or  its  related  Loan  Agreement or any of its Required Loan Documents is illegal or unenforceable;  (k)  if such Loan Asset is a loan participation, the aggregate outstanding principal amount of  all Loan Assets that are loan participations (other than Closing Date Participations until 90 days after the  Closing Date) shall not exceed more than 10% of the greater of (A) the Maximum Facility Amount and (B)  the Total Portfolio Value;  (l)  is assignable (or the Participation Agreement with respect thereto, if any, is assignable)  to the Administrative Agent, for the benefit of the Secured Parties, as Collateral as provided hereunder;  (m)  is not subject to any Liens other than Permitted Liens; and  (n)  is consistent with the investment strategy, applicable guidelines and limits of the Fund.  With respect to each percentage limitation set forth in this definition, only the portion of the value  of each  applicable  Loan Asset  that  (together with other  such  Loan Assets,  if  applicable)  exceeds  such  percentage limitation shall not constitute an Eligible Portfolio Asset.  If the portion of the value of any Loan  Asset that is limited by more than one such percentage limitation, the portion of the value of such Loan  Asset  that  constitutes  an  Eligible  Portfolio Asset  shall  be  determined  by  reference  to  the  percentage  limitation that results in the lowest portion of the value of such Loan Asset constituting an Eligible Portfolio  Asset.   Notwithstanding anything to the contrary, at any time following the Transfer to the Borrower, any  Loan Asset (including any Initial Portfolio Asset) that ceases to satisfy clauses (i) and (j) (and with respect  to  such  subclause  (j)(ii),  as determined  in  a  final, non‐appealable  judgment determined by  a  court of  competent  jurisdiction) or (m),  in each case, shall cease to be an Eligible Portfolio Asset until each such  clause is satisfied, unless otherwise agreed to in writing by the Majority Lenders.

  ‐15‐    Notwithstanding  the  foregoing,  for  the  first  six  months  following  the  Closing  Date,  all  concentration  limits specified above  in clauses (a), (c), (b), (e), (f), (g), and (k) of this definition shall be  measured as a percentage based on the highest of (i) $200 million, (ii) the Maximum Facility Amount and  (iii) the Total Portfolio Value as of such determination date.   "Environmental  Laws"  means  any  and  all  foreign,  federal,  State  and  local  laws,  statutes,  ordinances,  rules,  regulations,  permits,  licenses,  approvals,  interpretations  and  orders  of  courts  or  Governmental Authorities, relating to the protection of human health or the environment, including, but  not  limited  to,  requirements pertaining  to  the manufacture, processing, distribution, use,  treatment,  storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation  of Hazardous Materials.  "Equity  Interest"  means  shares  of  capital  stock,  partnership  interests,  shares,  membership  interests in a limited liability company, beneficial interests in a trust or other equity ownership interests  in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire  any such equity interest.  "Equityholder" means the Fund in its capacity as the direct or indirect owner of the membership  interests in the Borrower.  "ERISA" means the United States Employee Retirement Income Security Act of 1974, as amended  from time to time.  "ERISA Affiliate" means  (a) any corporation  that  is a member of  the same controlled group of  corporations  (within  the meaning of Section 414(b) of  the Code) as a  specified Person,  (b) a  trade or  business (whether or not incorporated) under common control (within the meaning of Section 414(c) of  the Code) with such Person,  (c) a member of the same affiliated service group (within the meaning of  Section 414(m) of the Code) as such Person, any corporation described in clause (a) above or any trade or  business described  in clause (b) above or (d) a member of the same group of related business entities  under Section 414(o) of the Code as such Person, any corporation described in clause (a) above, any trade  or business described  in  clause (b) above or any member of any affiliated  service group described  in  clause (c) above.  “Erroneous Payment” has the meaning assigned to it in Section 7.13(a).  “Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 7.13(d).  “Erroneous Payment Impacted Class” has the meaning assigned to it in Section 7.13(d).  “Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 7.13(d).  “Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 7.13(d).  "Escrow Payment" means any amount received by the Portfolio Asset Servicer for the account of  an Obligor for application toward the payment of Taxes, insurance premiums, assessments, ground rents,  deferred maintenance, environmental remediation, rehabilitation costs, capital expenditures and similar  items in respect of an applicable Portfolio Asset.  "Event of Default" has the meaning assigned to that term in Section 6.01.

  ‐16‐    "Excepted Persons" has the meaning assigned to that term in Section 11.11(a).  "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the  rules and regulations promulgated thereunder.  "Excluded  Amounts" means,  without  duplication,  (a) any  amount  received  in  the  Collection  Accounts  with  respect  to  any  Portfolio  Asset  included  as  part  of  the  Collateral,  which  amount  is  attributable to the payment of any Tax, fee or other charge imposed by any Governmental Authority on  such  Portfolio  Asset  or  on  any  Underlying  Collateral  and  (b) any  amount  received  in  the  Collection  Accounts representing (i) any Escrow Payments, (ii) any amounts received on or with respect to a Portfolio  Asset that  is not a  loan participation  interest under any Insurance Policy that  is required to be used to  restore, improve or repair the related real estate or other assets of such Portfolio Asset or required to be  paid to any Obligor under the Loan Agreement for such Portfolio Asset, (iii) any amount received in the  Collection Accounts with respect to any Portfolio Asset that is otherwise replaced by a Substitute Eligible  Portfolio Asset, or that  is otherwise Sold by the Borrower pursuant to Section 2.10, to the extent such  amount  is attributable  to a time after  the effective date of such Sale or Substitution and  (iv) amounts  deposited in the Collection Accounts which were not required to be deposited therein.  "Excluded Taxes" means any of the following Taxes imposed on or with respect to a Recipient or  required to be withheld or deducted from a payment to a Recipient under any Transaction Document:   (a) any income or franchise Taxes imposed on (or measured by) net income (however denominated) and  any branch profits Taxes, in each case imposed by (i) the jurisdiction (or any political subdivision thereof)  under the laws of which such Recipient is organized or in which such Recipient's principal office is located  or  in which  such  Recipient's  applicable  lending  office  is  located  or  (ii) a  jurisdiction  (or  any  political  subdivision thereof) as the result of any other present or former connection between such Recipient and  the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed,  delivered, become a party  to, performed  its obligations under,  received payments under,  received or  perfected  a  security  interest  under,  engaged  in  any  other  transaction  pursuant  to  or  enforced  any  Transaction Document, or sold or assigned an interest in any loan or Commitment made pursuant to this  Agreement); (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to  or for the account of such Lender with respect to an applicable interest in a loan or Commitment pursuant  to a law in effect on the date on which (i) such Lender acquires such interest in the loan or Commitment  (other than pursuant to an assignment request pursuant to Section 2.16 (b)) or (ii) such Lender changes  its lending office, except in each case to the extent that, pursuant to Section 2.13, amounts with respect  to such Taxes were payable either to such Lender's assignor immediately before such Lender became a  party hereto or to such Lender immediately before it changed its lending office; (c) Taxes attributable to  such Recipient's failure to comply with Section 2.13(e), (f) or (g); and (d) any withholding Taxes imposed  under FATCA.  "Expense Reserve Account" means an account established with the Account Bank pursuant to the  applicable Account Control Agreement specified on Schedule V hereto in the name of the Borrower and   into which  the Reserved Expenses  shall be deposited  in accordance with Section 2.08(a)(i) or Section  2.08(a)(ii), as applicable, and under the "control" (within the meaning of Section 9‐104 or Section 9‐106  of the UCC, as applicable) of the Administrative Agent for the benefit of the Secured Parties.  "Facility Termination Date" means the date on which the aggregate outstanding principal amount  of the Advances have been repaid in full and all accrued and unpaid interest thereon, all Fees and all other  Obligations  (other  than  contingent  indemnification obligations  and other obligations  that  survive  the

  ‐17‐    termination  of  this  Agreement,  in  each  case,  not  then  due  and  owing)  have  been  paid  in  full,  the  Commitments of the Lenders hereunder have been terminated and the Borrower has no further right to  request any additional Advances.  "FATCA" means Sections 1471 through 1474 of the Code as in effect on the date hereof (or any  amended  or  successor  version  that  is  substantively  comparable  and  not materially more  onerous  to  comply with) and any current or  future regulations promulgated thereunder or official  interpretations  thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code as of the date hereof  (or any amended or successor version described above) and any intergovernmental agreements, treaty  or  convention among Governmental Authorities  (or  related  rules,  legislation or official administrative  guidance) implementing such provisions of the Code or any non‐U.S. laws implementing the foregoing.  "Federal Funds Effective Rate" means, for any day, the greater of (a) the rate calculated by the  Federal  Reserve  Bank  of  New  York  based  on  such  day's  Federal  funds  transactions  by  depositary  institutions (as determined in such a manner as the Federal Reserve Bank of New York shall set forth in its  public website  from  time  to  time) and published on  the next succeeding Business Day by  the Federal  Reserve Bank of New York as the Federal funds effective rate and (b) 0%; provided that if no such rate is  so published on the next succeeding Business Day, the Federal Funds Effective Rate shall be the average  of quotations for such day for such transactions received by the Initial Lender from three (3) federal funds  brokers of recognized standing selected by it.  "Federal Reserve Bank of New York's Website" means the website of the Federal Reserve Bank of  New York at http://www.newyorkfed.org, or any successor source.  "Fee Letters" means the Administrative Agent Fee Letter, the Collateral Custodian Fee Letter, the  Calculation Agent Fee Letter, the Commitment Fee Letter and each fee letter agreement entered into by  and  among  the Borrower  and  any  of  the Administrative Agent,  the  Calculation Agent,  the  Collateral  Custodian and any Lender in connection with the transactions contemplated by this Agreement.  "Fees" means the fees payable to the Administrative Agent, the Calculation Agent, the Collateral  Custodian, any Lender or any other applicable agent or party pursuant to the terms of the Fee Letters or  the other Transaction Documents.  "Floor" means a rate of interest equal to 0%.  “First Amendment Effective Date” means May 11, 2023.  "First Lien Last Out Loan" means a senior secured loan that, prior to a default with respect to such  loan,  is entitled to receive payments pari passu with, and  is secured on a pari passu basis with, Other  Senior Loans, but either (a) following a default becomes fully subordinated to the Other Senior Loans and  is not entitled to any payments until such Other Senior Loans are paid in full or (b) is entitled to payments  with the proceeds of collateral as a result of enforcement actions only after such Other Senior Loans have  been paid in full.    "Fund" means Carlyle Secured Lending III, a Delaware statutory trust (or any successor by merger  or  other  business  combination  that  is  managed  or  advised  by  Carlyle  Global  Credit  Investment  Management L.L.C. or an affiliate thereof; provided that, (i) the Initial Lender received written notice of  any such successor at least thirty (30) days in advance of such change and (ii) such successor is and was

  ‐18‐    not insolvent or subject to any bankruptcy or insolvency proceedings at any time during or prior to such  change).  "GAAP" means generally accepted accounting principles as  in effect  from  time  to  time  in  the  United States.  "Governmental Authority" means, with respect  to any Person, any nation or government, any  state  or  other  political  subdivision  thereof  or  any  entity,  authority,  agency,  division  or  department  exercising the executive, legislative, judicial, taxing, regulatory or administrative powers or functions of  or pertaining to a government and any court or arbitrator having jurisdiction over such Person (including  any supra‐national bodies such as the European Union or the European Central Bank) and any group or  body  charged with  setting  financial accounting or  regulatory  capital  rules or  standards  (including  the  Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on  Banking Supervision or any successor or similar authority to any of the foregoing).  "Hazardous Materials" means all materials subject to any Environmental Law, including materials  listed in 49 C.F.R. § 172.010, materials defined as hazardous pursuant to § 101(14) of the Comprehensive  Environmental Response, Compensation and Liability Act of 1980, as amended, flammable, explosive or  radioactive materials,  hazardous  or  toxic  wastes  or  substances,  lead‐based materials,  petroleum  or  petroleum distillates or asbestos or material containing asbestos, polychlorinated biphenyls, radon gas,  urea  formaldehyde and any substances classified as being "in  inventory", "usable work  in process" or  similar classification that would, if classified as unusable, be included in the foregoing definition.  "Holding Company Loan" means any loan (or participation thereof) that is an obligation only of  one  or more  holding  companies  not  owning material  operating  assets,  the  source  of  funds  for  the  repayment of which is anticipated to be dividends from operating Subsidiaries of the Obligor thereunder,  and that is not guaranteed by such operating Subsidiaries.  "Holdings" has the meaning assigned to that term in the preamble hereto.  "Holdings AML and International Trade Default" means any one of the following events:  (a) that  any representation contained in Section 4.06(m) is or becomes false at any time; or (b) in the case of the  Borrower, fails to comply with the covenant contained in Section 11.19(d)(ii) in any material respect at  any time.  "Holdings  Covered  Entity" means  each  of  (a) Holdings  and  its  subsidiaries,  any  guarantors  or  pledgors of collateral under this Agreement or any Transaction Document relating to the Portfolio Assets,  and (b) each Person that, directly or indirectly, is in control of a Person described in clause (a) above.  For  purposes of this definition, control of a Person shall mean the direct or indirect (i) ownership of, or power  to vote, 25% or more of the issued and outstanding Equity Interests having ordinary voting power for the  election of directors or managers,  as  applicable, of  such  Person or other  Persons performing  similar  functions for such Person or (ii) power to direct or cause the direction of the management and policies of  such Person whether by ownership of Equity Interests, contract or otherwise.  "Incremental Commitment" has the meaning assigned to that term in Section 2.15(a).  "Incremental Lender" has the meaning assigned to that term in Section 2.15(b).

  ‐19‐    "Indebtedness" means with respect to any Person at any date, (a) all indebtedness of such Person  for borrowed money or  for  the deferred purchase price of property or  services  (other  than accounts  payable  incurred  in  the ordinary  course of business and payable  in accordance with  customary  trade  practices) or  that  is evidenced by a note, bond, debenture or similar  instrument or other evidence of  indebtedness  customary  for  indebtedness  of  that  type,  (b) all  liabilities  secured  by  any  Lien  on  any  property owned by such Person even though such Person has not assumed or otherwise become liable  for  the  payment  thereof,  (c) all  indebtedness,  obligations  or  liabilities  of  that  Person  in  respect  of  derivatives and (d) all obligations under guaranties in respect of obligations (contingent or otherwise) to  purchase or otherwise acquire, or to otherwise assure a creditor against loss in respect of, indebtedness  or obligations of others of the kind referred to in clauses (a) through (c) above.  "Indemnified Amounts" has the meaning assigned to that term in Section 10.01(a).  "Indemnified Party" has the meaning assigned to that term in Section 10.01(a).  "Indemnified Taxes" means (a) Taxes, other than Excluded Taxes, imposed on or with respect to  any payment made by or on account of any obligation of the Borrower under any Transaction Document  and (b) to the extent not otherwise described in (a), Other Taxes.  "Independent Director" means Stephen E. Hall, an individual, and/or any other Person holding the  Independent Manager position as provided for in the Borrower's limited liability company agreement.  "Indorsement" has the meaning specified in Section 8‐102(a)(11) of the UCC, and "Indorsed" has  a corresponding meaning.  "Information" has the meaning assigned to that term in Section 11.11(e).  "Initial Advance" means the first Advance made to the Borrower pursuant to Article II.  "Initial Advance Date" means the date of funding of the Initial Advance.  "Initial  Lender" means  (a)  so  long  as  it  holds  a  Commitment  or  any  portion  of  an  Advance,  Massachusetts Mutual Life Insurance Company and (b) otherwise, the Majority Lenders.  "Initial Portfolio Asset" means the Loan Assets set forth on Schedule I on the Closing Date.  "Insurance Policy" means, with respect to any Portfolio Asset, an insurance policy covering liability  and physical damage to, or loss of, the Underlying Collateral for such Portfolio Asset.  "Insurance Proceeds" means any amounts received on or with respect to a Portfolio Asset under  any Insurance Policy or with respect to any condemnation proceeding or award in lieu of condemnation.  "Interest Collection Accounts" means, collectively, the Interest Collection Accounts, established  with  the Account Bank  in  the name of  the Borrower  into which Current  Income Collections  shall be  deposited in accordance with the terms of this Agreement and subject to an Account Control Agreement  specified on Schedule V hereto and under the "control" (within the meaning of Section 9‐104 or 9‐106 of  the UCC, as applicable) of the Administrative Agent for the benefit of the Secured Parties; provided that,  subject to the rights of the Administrative Agent hereunder with respect to funds, the funds deposited  therein from time to time shall constitute the property and assets of the Borrower, and the Borrower shall

  ‐20‐    be solely liable for any Taxes payable with respect to the Interest Collection Accounts and each subaccount  that may be established from time to time.  "Interest Period" means, with respect to any Advance, as determined by the Calculation Agent,  (a) initially, the period commencing on the Advance Date with respect to such Advance to but excluding  the  immediately  following  Determination  Date  and  (b)  thereafter,  each  successive  period  from  and  including each Determination Date to but excluding the following Determination Date; provided that, if  an Interest Period would extend beyond the Stated Maturity Date, then such Interest Period shall end on  the Stated Maturity Date.  “Inter‐Period Payment Date” has the meaning assigned to that term in the definition of “Payment  Date."  “IRS” means the United States Internal Revenue Service.  "Junior Loan" means a loan (including any term loan, delayed draw term loan or revolving loan or  participation thereof, but excluding any Holding Company Loan or Asset Based Loan), note, convertible  note or debenture that is not a Senior Loan or Senior Note.  "KBRA" means Kroll Bond Rating Agency, LLC.  "Lender" means collectively, the Initial Lender and any other Person to whom any Lender assigns  any part of  its  rights  and obligations under  this Agreement  and  the other  Transaction Documents  in  accordance with the terms of Section 11.04 and any other party that becomes a lender pursuant to an  Assignment and Assumption Agreement.  "Lender Covered Entity" means (a) Lender and its subsidiaries and (b) each Person that, directly  or indirectly, is in control of a Person described in clause (a) above.  For purposes of this definition, control  of a Person shall mean the direct or indirect (i) ownership of, or power to vote, 25% or more of the issued  and outstanding Equity Interests having ordinary voting power for the election of directors of such Person  or other Persons performing similar functions for such Person or (ii) power to direct or cause the direction  of the management and policies of such Person whether by ownership of Equity  Interests, contract or  otherwise.  "Lien" means  any mortgage  or  deed  of  trust,  pledge,  hypothecation,  collateral  assignment,  deposit arrangement, encumbrance, lien (statutory or other), charge, claim, preference, priority or other  security  interest or preferential arrangement  in the nature of a security  interest of any kind or nature  whatsoever  (including any conditional sale,  lease or other  title  retention agreement, sale subject  to a  repurchase obligation, any easement, right of way or other encumbrance on title to real property, and  any financing lease having substantially the same economic effect as any of the foregoing), or the filing of  or financing statement perfecting a security interest under the UCC or comparable law of any jurisdiction.  "Liquidity Agreement" has the meaning assigned to that term in Section 11.04(b).  "Loan Agreement" means the  loan agreement, credit agreement, note purchase agreement or  other agreement pursuant to which a Portfolio Asset or an Underlying Loan Obligation of a Portfolio Asset,  as applicable, has been issued or created and each other agreement that governs the terms of or secures  the obligations represented by such Portfolio Asset or Underlying Loan Obligation or of which the holders

  ‐21‐    of such Portfolio Asset are the beneficiaries, including any co‐lender or servicing agreement entered into  by an applicable Counterparty Lender or Underlying Agent.  "Loan Asset" means any debt interest or debt participation interest in the debt obligations of any  applicable Obligor owned by the Borrower as set forth on the Loan Asset Schedule which debt interest or  debt participation interest includes (a) the Loan Asset File therefor and (b) all right, title and interest in  and to (i) such debt interest, the related Loan Agreement and any Underlying Collateral or (ii) such debt  participation interest, the related Participation Agreement and, subject to the terms thereof, the related  Loan Agreement and any Underlying Collateral.  "Loan Asset Checklist" means, with respect  to each Loan Asset, an electronic or hard copy, as  applicable, of a checklist substantially in the form of Exhibit C delivered by or on behalf of the Borrower  to the Collateral Custodian (with a copy to the Calculation Agent and Initial Lender).  "Loan  Asset  File" means, with  respect  to  each  Portfolio  Asset,  a  file  containing  each  of  the  agreements, instruments, certificates, notes and other documents and items set forth on the Loan Asset  Checklist with respect to such Portfolio Asset.  "Loan Asset Schedule" means (a) a schedule of the Portfolio Assets and setting forth for each such  Portfolio Asset (i) the Portfolio Asset number for such Portfolio Asset, (ii) the Obligors for such Portfolio  Asset, (iii) the current principal balance of (A) such Portfolio Asset and (B) the Underlying Loan Obligation  for  such Portfolio Asset, as applicable,  (iv) the Loan Agreement and Participation Agreement  for  such  Portfolio Asset, as applicable,  (v) whether such Portfolio Asset  is an Eligible Portfolio Asset and  if such  Eligible Portfolio Asset is a Senior Loan, Junior Loan, Asset Based Loan, Recurring Revenue Loan, or Senior  Note, and (vi) the other information specified for a Portfolio Asset as set forth on Schedule I, as delivered  by the Borrower to the Administrative Agent and the Collateral Custodian and as updated from time to  time as provided herein (the Loan Asset Schedule being deemed modified and delivered by the delivery  of a Borrowing Base Certificate) or (b) a collateral report, in form and substance reasonably satisfactory  to  the Administrative Agent  (acting  at  the  direction  of Majority  Lenders)  containing  the  information  described in clauses (a)(i) through (a)(vi) above.  "LTV" means, as of any date of determination, the ratio (expressed as a percentage) of (a) the  aggregate amount of Advances Outstanding as of such date to (b) the most recent Total Portfolio Value  as of such date.  "Majority  Lenders" means  the  Lenders  representing  an  aggregate  of more  than  50%  of  the  aggregate Commitments.  The Commitments of any Defaulting Lender shall be disregarded in determining  Majority Lenders at any time.  "Make‐Whole  Amount" means,  as  of  any  date  of  determination,  (i)  in  connection with  any  voluntary termination in full of the Commitments hereunder, an amount equal to the present value of the  amount of  interest  that would have accrued under  this Agreement  if  the Advances Outstanding were  equal to the MWA Minimum Usage Amount commencing twelve (12) months after the Closing Date (prior  to giving effect to such termination) for the period from the date of such termination until the last day of  the Revolving Period and  (ii)  in connection with any voluntary  reduction  in part of  the Commitments  hereunder, an amount equal to the MWA Percentage of the present value of the amount of interest that  would have accrued under this Agreement if the Advances Outstanding were equal to the Minimum Usage  Amount commencing  twelve  (12) months after  the Closing Date  for  the period  from  the date of such

  ‐22‐    reduction until the  last day of the Revolving Period,  in each case, determined by the Calculation Agent  based on a discount rate equal to the Treasury Rate (defined below) plus 0.50% per annum.   Discounted  values  calculated  pursuant  to  this  definition  will  be  made  in  accordance  with  accepted financial practice.   For purpose of this definition, "Treasury Rate" means the rate per annum  equal to the yield to maturity at the time of computation of the United States Treasury securities with a  maturity of three years as compiled and published in the most recent Federal Reserve Statistical Release  H 15 (519) that has become publicly available at least two Business Days prior to such time (or, if such  Statistical  Release  is  no  longer  published,  any  publicly  available  source  of  similar market  data).The  Treasury Rate will be determined in good faith by the Initial Lender.  "Market  Trigger  Event" means,  as  at  any date of determination,  (i)  any  Event of Default has  occurred  and  is  continuing,  (ii)  LTV  as  of  such  date  exceeds  the  Applicable  LTV  Trigger  or  (iii)  any  Determination Date that occurs on or after twelve months prior to the Stated Maturity Date.  "Material Adverse Effect" means a material adverse effect on (a) the business, financial condition,  operations, liabilities (actual or contingent), performance or properties of the Borrower, (b) the validity  or enforceability of this Agreement or any other Transaction Document or the validity or enforceability of  the Portfolio Assets generally or any material portion of the Portfolio Assets, (c) the rights and remedies  of  the Collateral Custodian,  the Calculation Agent,  the Administrative Agent, any Lender or any other  Secured Parties with respect to matters arising under this Agreement or any other Transaction Document,  (d) the ability of the Borrower to perform its obligations under this Agreement or any other Transaction  Document or (e) the existence, perfection, priority or enforceability of the Administrative Agent's or the  other Secured Parties' Lien on the Collateral; provided that, there shall be no Material Adverse Effect to  the  Borrower  to  the  extent  such Material Adverse  Effect  arises  from  the  action  (or  inaction)  of  the  Calculation Agent, the Collateral Custodian, the Administrative Agent or a Lender.  "Material Modification" means any amendment or waiver of, or modification or supplement to,  or termination, cancellation or release of, a Loan Agreement for a Portfolio Asset or for the Underlying  Loan Obligation for a Portfolio Asset, as applicable, executed or effected on or after the applicable Cut‐ Off Date that:  (a)  forgives, excuses, reduces, waives or modifies such Loan Agreement or the related loan  documents  in  a manner which would  reduce  the  outstanding  principal  amount  of  the  amount  due  thereunder, reduce the  interest rate by greater than 0.50%, calculated on an aggregate basis after the  applicable Cut‐Off Date, or reduce the amount of any prepayment premium or fees payable thereunder;  (b)  extends  the  scheduled date  for payment of principal,  interest,  fees or other amounts  payable under such Loan Agreement or the related loan documents beyond six months from the original  scheduled date for each Loan Asset;  (c)  extends  the  scheduled date of expiration or  termination of any commitment  to make  Delayed Draws with respect to such Loan Asset;  (d)  increases the Borrower's commitment to make Delayed Draws with respect to such Loan  Asset;

  ‐23‐    (e)  releases any Obligor from its obligations under such Loan Agreement or the related loan  documents or permit an Obligor to assign or transfer its rights and obligations under such Loan Agreement  or the related loan documents (other than as expressly contemplated by such loan documents);  (f)  releases any material collateral for such Loan Asset other than as set forth in such Loan  Agreement or the related loan documents;   (g)  alters any provision requiring the pro rata treatment of like obligations, or setting forth  the order or priority of payments, in a manner that affects such Loan Asset or commitment in a manner  that adversely impacts the holders thereof; or  (h)  if such Loan Asset is an Asset Based Loan, results in such Loan Asset failing to satisfy clause  (a) of the definition of "Asset Based Loan", and if such Loan Asset is a Senior Loan, results in such Loan  Asset failing to satisfy clause (a) of the definition of "Senior Loan".  "Maturity Date" means the earlier to occur of (a) the Stated Maturity Date, and (b) the date the  Advances are accelerated upon the occurrence of an Event of Default.  "Maximum Availability" means, at any time, the lesser of the (a) the Maximum Facility Amount at  such time and (b) the Borrowing Base at such time.  "Maximum Facility Amount" means, at any time, an amount equal to the aggregate Commitments  of  the  Lenders  at  such  time,  as may  be  decreased  in  accordance with  Section  2.04  or  increased  in  accordance with Section 2.15. The Maximum Facility Amount (i) on the Closing Date is $150,000,000 and  (ii) on the Second Amendment Effective Date is $250,000,000.  "Maximum Rate" has the meaning assigned to that term in Section 2.05(h).  "Minimum Usage Amount" means, an amount equal to (A) (x) for the period from the Closing Date  until the date that is twelve (12) months after the Closing Date, 0% of the Maximum Facility Amount as of  such  date,  and  (y)  thereafter,  70%  of  the Maximum  Facility  Amount  as  of  such  date,  in  each  case  disregarding any increases of the Maximum Facility Amount in accordance with Section 2.15, plus (B) if  the Borrower increases the Maximum Facility Amount in accordance with Section 2.15, (x) for the period  from the applicable  Incremental Commitment Effective Date until the date  that  is twelve  (12) months  after such Incremental Commitment Effective Date, 40% of the Maximum Facility Amount attributable to  such increase, and (y) thereafter, 70% of the Maximum Facility Amount attributable to such increase.   "MWA Minimum Usage Amount" means, an amount equal to (A) for the period from the Closing  Date until the date that is twelve (12) months after the Closing Date, 0% of the Maximum Facility Amount  as of such date, and (B) thereafter, 70% of the Maximum Facility Amount as of such date; provided that if  the  Borrower  increases  the Maximum  Facility  Amount  in  accordance  with  Section  2.15,  upon  such  increase, (x) for the period from the applicable  Incremental Commitment Effective Date until the date  that  is  twelve  (12) months after  such  Incremental Commitment Effective Date, 40% of  the Maximum  Facility Amount attributable to such increase shall be included in the MWA Minimum Usage Amount and  (y) thereafter, 70% of the Maximum Facility Amount attributable to such increase shall be included in the  MWA Minimum Usage Amount.  "MWA Percentage" means, with respect to any permanent reduction of the Commitments, the  ratio  (expressed  as  a  percentage)  of  (i)  the  difference  of  (x)  the  MWA  Minimum  Usage  Amount

  ‐24‐    immediately prior to such reduction minus (y) the MWA Minimum Usage Amount immediately after such  reduction, to (ii) the Minimum Usage Amount.  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to  which the Borrower or any ERISA Affiliate of the Borrower contributed or had any obligation to contribute  on behalf of its employees at any time during the current year or the preceding five years.  “NAIC” means the National Association of Insurance Commissioners.  "Non‐Defaulting Lender" means, at any time, each Lender that is not a Defaulting Lender at such  time.  "Non‐Exempt Person" means any Person other than a Person who is (or, in the case of a Person  that is a disregarded entity, whose owner is) either (a) a "United States person" within the meaning of  Section 7701(a)(30) of the Code or (b) has provided to the Calculation Agent for the relevant year such  duly executed form(s) or statement(s) which may, from time to time, be prescribed by  law and which  pursuant to applicable provisions of (i) any income tax treaty between the United States and the country  of  residence  of  such  Person,  (ii)  the  Code  and  any  successor  statute  or  (iii)  any  applicable  rules  or  regulations in effect under clauses (i) or (ii) above, permit the Calculation Agent to make any payments  free of any obligation or liability for withholding.  "Notice  of  Borrowing"  means  a  written  notice  of  borrowing  from  the  Borrower  to  the  Administrative Agent, Calculation Agent and the Initial Lender substantially in the form of Exhibit B.  "Notice of Exclusive Control" means, with respect to the Operating Account, the notice required  under the Account Control Agreement for the Administrative Agent to give instructions to the Account  Bank with respect to such Operating Account.  "Obligations" means  all present  and  future  indebtedness  and  other  liabilities  and obligations  (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to  become  due)  of  the  Borrower  to  the  Lenders,  the  Administrative  Agent,  the  Calculation  Agent,  the  Collateral Custodian or any other Secured Party arising under this Agreement or any other Transaction  Document  and  shall  include  all  liability  for  principal  of  and  interest  on  the  Advances,  Fees,  indemnifications  and  other  amounts  due  or  to  become  due  by  the  Borrower  to  the  Lenders,  the  Administrative Agent, the Calculation Agent, the Collateral Custodian and any other Secured Party under  this  Agreement  or  any  other  Transaction  Document,  including  any  Fee  Letter  and  reasonable  and  documented costs and expenses payable by the Borrower to the Lenders, the Administrative Agent, the  Calculation Agent, the Collateral Custodian or any other Secured Party,  including reasonable attorneys'  fees,  costs  and  expenses,  including  interest,  fees  and  other  obligations  that  accrue  after  the  commencement of an  insolvency proceeding  (in each case whether or not allowed as a claim  in such  insolvency proceeding).  "Obligor" means, collectively, each Person obligated to make payments under a Loan Agreement,  including any guarantor thereof.    “Operating Account” means the Account established with the Account Bank in the name of the  Borrower  into which the proceeds of each Advance, contributions from Holdings and certain amounts  directed by the Borrower, in each case, in accordance with the terms of this Agreement shall be deposited  in accordance with the terms of this Agreement and subject to an Account Control Agreement specified

  ‐25‐    on Schedule V hereto under the “control” (within the meaning of Section 9‐104 or 9‐106 of the UCC, as  applicable) of the Administrative Agent for the benefit of the Secured Parties; provided that, subject to  the rights of the Administrative Agent hereunder, the funds deposited therein from time to time shall  constitute the property and assets of the Borrower, and the Borrower shall be solely liable for any Taxes  payable with respect to any Operating Account and each subaccount that may be established from time  to time.    "Other Senior Loans" means, with respect to any Asset Based Loan, other senior secured loans of  the same Obligor.    "Other Taxes" has the meaning assigned to that term in Section 11.07(b).  "Outstanding Principal Balance" means, at any time for any Loan Asset, the outstanding principal  amount of such Loan Asset at such time,  including any Delayed Draw for such Portfolio Asset that has  been funded at such time; provided, that if any Loan Asset is denominated in an Eligible Currency other  than U.S. Dollars, the Outstanding Principal Balance of such Loan Asset shall be  the equivalent  in U.S.  Dollars as determined by the Borrower using the Applicable Exchange Rate.  "Outstanding Underlying Adjusted Loan Balance" means, for any Eligible Portfolio Asset for any  date of determination, an amount equal to the applicable Advance Rate for such Eligible Portfolio Asset  multiplied by  the Outstanding Principal Balance of  such Eligible Portfolio Asset  (or,  in  the case of any  Eligible Portfolio Asset with respect to which an Underlying Obligor Default  is continuing, 50% of such  Outstanding Principal Balance) at such time.  "Participant" has the meaning assigned to that term in Section 11.04(d).  "Participant Register" has the meaning assigned to that term in Section 2.03(c).  "Participation Agreement" means,  for any Portfolio Asset  that  consists of a  loan participation  interest, the participation agreement or other agreement pursuant to which the Borrower participates in  the Underlying  Loan Obligation  for  such  Portfolio Asset  in  a  form  customarily  provided  by  the  Loan  Syndications  and  Trading  Association,  or  in  a  form  reasonably  agreed  to  by  the  Borrower  and  the  Administrative Agent  (acting at the direction of the Majority Lenders) on or prior to the Closing Date or  Cut‐Off Date for such Portfolio Asset, as the case may be.  "Payment Date" means (a) with respect to any unscheduled inter‐period payments made at the  Borrower’s option, any date specified by the Borrower so long as no more than three (3) such Payment  Dates per fiscal quarter (or such higher number agreed to by the Initial Lender) are declared pursuant to  this clause  (a)  (such unscheduled payment date, an “Inter‐Period Payment Date”),  (b) with  respect  to  regularly scheduled payment dates, the 15th calendar day of January, April, July and October (commencing  January 16, 2023) or, if such day is not a Business Day, the next succeeding Business Day (such regularly  scheduled payment date, a “Scheduled Payment Date”) and  (c)  the Maturity Date; provided  that,  the  Borrower shall deliver written notice to the Administrative Agent, the Account Bank and the Initial Lender  at least three (3) Business Days prior to an Inter‐Period Payment Date.  "Payment  Date  Report"  means  a  report  of  the  type  described  in  Section 8.08(b)(ii)  and  substantially in the form attached hereto as Exhibit H.  "Pension Plan" has the meaning assigned to that term in Section 4.01(s).

  ‐26‐    "Permitted Liens" means any of the following:   (a) Liens for Taxes  if such Taxes shall not at the  time be due or if a Person shall currently be contesting the validity thereof in good faith by appropriate  proceedings and with respect  to which reserves  in accordance with GAAP have been provided on  the  books of such Person;  (b) Liens  imposed by  law, such as materialmen's, warehousemen's, mechanics',  carriers', workmen's and  repairmen's Liens and other  similar Liens, arising by operation of  law  in  the  ordinary  course  of  business  for  sums  that  are  not  overdue  or  are  being  contested  in  good  faith  by  appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided  on the books of the applicable Person; (c) Liens granted pursuant to or by the Transaction Documents;  (d) with respect to the Underlying Collateral for any Portfolio Asset, (i) Liens in favor of the lenders, lead  agent, administrative agent, collateral agent or similar agent for the benefit of all holders of indebtedness  relating to such Portfolio Asset (or the Underlying Loan Obligation as applicable) and (ii) "permitted liens"  as defined in the Loan Agreement for such Portfolio Asset or such comparable definition or provision of  "permitted liens" is not defined therein; (e) Liens routinely imposed on all securities or deposit accounts  by  the  Account  Bank,  to  the  extent  permitted  under  the  Account  Control  Agreement;  and  (f)  Liens  attaching to securities being purchased or sold of clearing agencies and broker‐dealers, and similar Liens  incurred in the ordinary course of business; provided that such Liens (x) attach only to the securities being  purchased or sold and (y) secure only obligations incurred in connection with such purchase or sale and  not any obligation in connection with margin financing.  "Person" means an individual, limited partnership, partnership, corporation (including a statutory  or business trust), limited liability company, joint stock company, trust, unincorporated association, sole  proprietorship, joint venture, government (or any agency or political subdivision thereof) or other entity.  "Pledged Equity" has the meaning assigned to that term in Section 2.09(b).  "Portfolio Asset Assignment" means an assignment, participation agreement or other agreement  pursuant to which any Loan Asset not originated by the Borrower is Transferred to the Borrower (a) in a  form substantially based upon  the  form document  for  loan assignments of  the Loan Syndications and  Trading Association, (b) in a form substantially based upon the form document for assignments required  by the related Underlying Agreement or (c)  in a form reasonably agreed to by such Borrower and the  Administrative Agent (acting at the direction of the Majority Lenders) on or prior to the Closing Date or  Cut‐Off Date for such Loan Asset, as the case may be.  "Portfolio Asset Servicer" means Carlyle Secured Lending III (or any successor by merger or other  business combination that is managed or advised by Carlyle Global Credit Investment Management L.L.C.  or an affiliate thereof; provided that, the Initial Lender received written notice of any such successor at  least thirty (30) days in advance of such change), as servicer of the Portfolio Assets.  "Portfolio Assets" means all Loan Assets owned by the Borrower and all right, title and interest of  the Borrower in and to:  (a)  subject to the terms of any applicable Participation Agreement, any amounts on deposit  in any cash reserve, collection, custody or lockbox accounts securing the Loan Assets;  (b)  all rights with respect to the Loan Assets to which the Borrower is entitled as lender under  the applicable Loan Agreement or as a loan participant under the applicable Participation Agreement;

  ‐27‐    (c)  subject to the terms of any applicable Participation Agreement, any Underlying Collateral  securing the Loan Assets and all Recoveries related thereto, all payments paid in respect thereof and all  monies due, to become due and paid in respect thereof, all net liquidation proceeds;  (d)  the  Loan  Asset  Files  related  to  the  Loan  Assets,  any  Records,  and  the  documents,  agreements, and instruments included in such Loan Asset Files or Records;  (e)  subject  to  the  terms  of  any  applicable  Participation Agreement,  all  Liens,  guaranties,  indemnities, warranties, letters of credit, accounts, bank accounts and property subject thereto from time  to time purporting to secure or support payment of the Loan Assets (or the Underlying Loan Obligations,  as  applicable),  together  with  all  UCC  financing  statements,  mortgages  or  similar  filings  signed  or  authorized by an Obligor relating thereto;  (f)  each Portfolio Asset Assignment with respect to the Loan Assets (including any rights of  the Borrower against the Transferor thereunder) and the assignment to the Administrative Agent, for the  benefit of the Secured Parties, of all UCC financing statements, if any, filed by the Borrower against the  Transferor under or in connection with such Portfolio Asset Assignment;  (g)  all Records (including computer records) with respect to the foregoing; and  (h)  all Collections, income, payments, proceeds and other benefits of each of the foregoing.  "Prime Rate" means, for any day, the rate of interest in effect for such day that is identified and  normally published by The Wall Street Journal as the "Prime Rate" (or, if more than one rate is published  as the Prime Rate, then the highest of such rates), with any change in Prime Rate to become effective as  of the date the rate of interest which is so identified as the "Prime Rate" is different from that published  on the preceding Business Day.  If The Wall Street Journal no longer reports the Prime Rate, or if the Prime  Rate no longer exists, or if the Calculation Agent determines in good faith that the rate so reported no  longer accurately reflects an accurate determination of the prevailing Prime Rate, then the Calculation  Agent may  select  a  reasonably  comparable  index  or  source  to  use  as  the  basis  for  the  Prime  Rate.   Notwithstanding the foregoing or any other provision of this Agreement, the rate calculated pursuant to  this definition shall not be less than 0%.  "Principal Collection Accounts" means, collectively, the Principal Collection Accounts, established  with the Account Bank in the name of the Borrower into which Principal Collections shall be deposited in  accordance with the terms of this Agreement and subject to an Account Control Agreement specified on  Schedule V hereto and under the "control" (within the meaning of Section 9‐104 or 9‐106 of the UCC, as  applicable) of the Administrative Agent for the benefit of the Secured Parties; provided that, subject to  the rights of the Administrative Agent hereunder with respect to funds, the funds deposited therein from  time to time shall constitute the property and assets of the Borrower, and the Borrower shall be solely  liable for any Taxes payable with respect to the Principal Collection Accounts and each subaccount that  may be established from time to time.  "Principal  Collections"  means  any  cash  Collections  deposited  in  the  Collection  Accounts  in  accordance with the terms hereof that are not Current Income Collections,  including all Recoveries, all  Insurance Proceeds or other proceeds of any liquidations or Sales of a Portfolio Asset and all Scheduled  Payments of principal, principal prepayments, guaranty payments or other payments  that  reduce  the  Outstanding Principal Balance of a Portfolio Asset.

  ‐28‐    "Pro Rata Share" means, with respect to any Lender as of any date of determination, the ratio of  such Lender's Commitment to the aggregate Commitments of all Lenders as of such date.  "Proceeds" means, with respect to the Collateral, all property that is receivable or received when  such Collateral  is collected, sold,  liquidated, foreclosed, exchanged, or otherwise disposed of, whether  such  disposition  is  voluntary  or  involuntary,  and  includes  all  rights  to  payment with  respect  to  any  insurance relating to such Collateral.  "Proposed Payment Date Report" has the meaning assigned to that term in Section 8.08(b)(ii).  "Qualified Purchaser" has the meaning assigned to that term in the 1940 Act.  “Rating Event” means an event that shall have occurred if the Borrower has failed to obtain on  the Closing Date or thereafter maintain an investment grade rating (“BBB‐” or higher, or the equivalent)  from an Acceptable Rating Agency at any time or such rating is more than  364 days old; provided that the  Borrower  shall  provide  written  notice  to  the  Administrative  Agent  and  the  Initial  Lender  upon  the  occurrence of the Rating Event and to the extent such Rating Event is subsequently cured.  A Rating Event  shall be deemed not to have occurred if the Borrower obtains, or its rating drops below, a rating below  “BBB‐” (or the equivalent) from an Acceptable Rating Agency due to a change in the rating methodology  of the Acceptable Rating Agency providing such rating, or caused by, directly, or indirectly, forces beyond  the  control of  the Borrower,  including, without  limitation, macroeconomic downturn,  financial  crisis,  deterioration in national or global economic and business conditions generally, pandemics and epidemics,  and interruptions.  No Rating Event shall occur if an Acceptable Rating Agency has confirmed in writing  (which may take the form of a press release or other written communication, which may be in electronic  form or any other form then considered industry standard) that it will not downgrade or withdraw the  then‐current  ratings  of  the  Advances  as  a  result  of  the  action  taken  or  to  be  taken which  requires  satisfaction of the Rating Event.  “Rating Event Cure” means, as of any date of determination, any of the following has occurred:  (a) the Borrower has obtained an investment grade rating (“BBB‐” or higher, or the equivalent) from an  Acceptable Rating Agency, (b) the Rating Event no longer exists, or (c) the Initial Lender waives the Rating  Event.  No later than three (3) Business Days prior to the date of a Rating Event Cure, the Borrower shall  provide written notice thereof to the Administrative Agent and the Initial Lender, unless a Rating Event  Cure occurs as a result of a change in the Borrower’s rating, in which case the Borrower shall promptly  provide written notice thereof to the Administrative Agent and the Initial Lender.  "Recipient" means (a) the Administrative Agent and (b) any Lender, as applicable.  "Records" means all documents  relating  to  the Portfolio Assets,  including books,  records and  other information executed in connection with the Transfer of and maintenance of the Portfolio Assets in  the Collateral or maintained with respect to the Collateral and the related Obligors that the Borrower or  the Portfolio Asset Servicer has generated, or in which the Borrower has otherwise obtained an interest,  including documents under which the Borrower has acquired an  interest pursuant to a Portfolio Asset  Assignment.  "Recoveries" means,  as  of  the  time  any Underlying  Collateral  for  any  Portfolio Asset  is  Sold,  discarded  or  abandoned  (after  a  determination  in  good  faith  by  the  Portfolio  Asset  Servicer,  the  Counterparty Lender or Underlying Agent, as applicable, that such Underlying Collateral has little or no  remaining  value) or otherwise determined  in  good  faith  to be  fully  liquidated by  the  Portfolio Asset

  ‐29‐    Servicer or such Counterparty Lender or Underlying Agent, the Proceeds from the Sale of such Underlying  Collateral,  the  Insurance  Proceeds  of  any  related  Insurance  Policy  or  any  other  recoveries  (including  interest proceeds recovered) with respect to such Underlying Collateral and amounts representing late  fees and penalties, net of any amounts  received  that are  required under  the Loan Agreement  for  the  applicable Portfolio Asset to be refunded to the related Obligor.  "Recurring Revenue  Loans" means  any Underlying  Loan Obligation with  respect  to which  the  Obligor's  leverage  as of  the Cut‐Off Date,  as determined by  the Portfolio Asset  Servicer,  is based on  "recurring revenue".  "Register" has the meaning assigned to that term in Section 2.03(b).  "Registered" means, with respect to any debt obligation, a debt obligation that  is  in registered  form for purposes of the Code.   "Related Parties" means, with respect to any Person, such Person's Affiliates and the partners,  directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives  of such Person and of such Person's Affiliates.  "Release Date" has the meaning assigned to that term in Section 2.10(d).  “Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of  New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal  Reserve Bank of New York, or any successor thereto.  "Replacement Calculation Agent" has the meaning assigned to that term in Section 8.01(e).  "Reportable Compliance Event" means any Lender Covered Entity, Borrower Covered Entity or  Holdings Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or  similar charging instrument, arraigned, or custodially detained in connection with any Anti‐Terrorism Laws  and Sanctions, Anti‐Corruption Laws, or Anti‐Money Laundering Laws or any predicate crime to any Anti‐ Terrorism Laws and Sanctions, Anti‐Corruption Laws, or Anti‐Money Laundering Laws.  "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than an  event for which the 30 day notice period has been waived.  "Reporting Date" means the 12th calendar day of January, April, July and October (commencing  January 12, 2023); or if such day is not a Business Day, the next succeeding Business Day.  "Required Loan Documents" means, for each Portfolio Asset or Underlying Loan Obligation, as  applicable, the following documents or instruments, all as specified on the related Loan Asset Checklist,  to the extent applicable for such Portfolio Asset or Underlying Loan Obligation: copies of the executed  (a) guaranty (b) loan agreement, (c) note purchase agreement (d) security agreement and (e) promissory  note, in each case as set forth on the Loan Asset Checklist (all of which, except to the extent set forth in  the proviso hereto, may be delivered electronically or posted on a website maintained by the Borrower);  provided that, notwithstanding anything to the contrary herein, if such Portfolio Asset is a Senior Note,  the original note together with the allonge affixed thereto must be physically delivered to the Collateral  Custodian.

  ‐30‐    "Reserved Expenses" has the meaning assigned to such term in Section 2.08(a)(i).  "Responsible Officer" means any duly authorized officer of such Person with direct responsibility  for the administration of  this Agreement and also, with respect  to a particular matter, any other duly  authorized officer of such Person to whom such matter is referred because of such officer's knowledge of  and familiarity with the particular subject; provided, that any Responsible Officer of the Portfolio Asset  Servicer shall be deemed to be a Responsible Officer of the Borrower.  "Restricted  Junior  Payment" means  (a) any  dividend  or  other  distribution  (including, without  limitation, RIC Tax Distributions), direct or  indirect, on account of any  class of equity  interests of  the  Borrower now or hereafter outstanding, except a dividend or other distribution paid solely in interests of  that class of equity interests or in any junior class of equity interests of the Borrower, (b) any redemption,  retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of  any class of equity interests of the Borrower now or hereafter outstanding or (c) any payment made to  redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options  or other rights to acquire equity interests of the Borrower now or hereafter outstanding.  "Review Criteria" has the meaning assigned to that term in Section 9.02(b)(i).  "Revolving Loan Note" has the meaning assigned to such term in Section 2.03(a).  "Revolving Period" means the period commencing on the Closing Date and ending on the earlier  of (i) the date that is the third anniversary of the Closing Date, as such date may be extended pursuant to  Section  2.14  and  (ii)  the  date  the  Commitments  are  terminated  in  accordance with  this Agreement,  whether as a result of an Event of Default, Market Trigger Event or otherwise.  “RIC Tax Distribution" means, so long as no Event of Default specified in clauses (a), (b), (d), (e)  or  (g) of Section 6.01 has occurred and  is continuing, any distribution made by  the Borrower  (i)  to allow  Holdings to pay any unpaid Taxes then due and owing resulting from the income of the Borrower claimed  on  the  tax  reporting of Holdings and  (ii)  to  the extent necessary  to allow Holdings  to make  sufficient  distributions to qualify as a regulated investment company under the Code and to otherwise minimize or  eliminate federal or state income tax or excise taxes payable by Holdings in or with respect to any taxable  year of Holdings (or any calendar year, as relevant).  "Sale" has the meaning assigned to that term in Section 2.10(a).  "Sanctioned Country" means a country or territory subject to a comprehensive sanctions program  maintained by any applicable Governmental Authority pursuant to Anti‐Terrorism Laws and Sanctions (at  the time of this Agreement, Cuba, Iran, North Korea, Syria and the Crimea region of Ukraine).  "Sanctioned Person" means any  individual person, group, regime, or entity  listed or otherwise  recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, or entity,  or  fully subject  to restrictions or prohibitions  (including but not  limited  to  the blocking of property or  rejection of  transactions), under  any order or directive of  any  applicable Governmental Authority or  otherwise subject to, or specially designated under, any sanctions program maintained by any applicable  Governmental Authority pursuant to Anti‐Terrorism Laws and Sanctions.

  ‐31‐    "Scheduled  Payment" means  each  scheduled  distribution  or  payment  of  principal  or  interest  required to be made by an Obligor on a Portfolio Asset or Underlying Loan Obligation, as applicable, as  adjusted pursuant to the terms of the related Loan Agreement.  “Scheduled Payment Date” has the meaning assigned to that term in the definition of “Payment  Date.”  “SEC” means the U.S. Securities and Exchange Commission, or any successor thereto.  “Second Amendment Effective Date” means March 29, 2024.  "Secured Party" means each of  the Administrative Agent, each  Lender,  the Calculation Agent  (together  with  its  permitted  successors  and  assigns),  each  other  Indemnified  Party,  the  Collateral  Custodian and the Account Bank; provided that in any context requiring a Secured Party to give direction  to the Administrative Agent, such reference to Secured Party shall not include the Administrative Agent  or the Collateral Custodian.  "Senior Loan" means (a) a  loan (including any term  loan, delayed draw term  loan, or revolving  loan, or a participation thereof, but excluding any Holding Company Loan, First Lien Last Out Loan or Asset  Based Loan) that (i) is not (and that cannot by its terms become) subordinate in right of payment to any  other Borrowed Money Indebtedness of the applicable Obligor (other than, in the case of a term loan or  delayed draw term loan, Indebtedness in respect of a Senior Working Capital Facility), and (ii) is secured  by a valid security interest or lien in, to or on specified collateral securing the Obligor's obligations under  the loan, which is not (and which cannot by its terms become) subordinate in right of Lien priority to other  Liens (other than to Liens customarily allowed to be prior in priority to the Liens securing first lien loans,  and, in the case of term loans or delayed draw term loans, to either (but not both of) (A) Liens  securing a  Senior Working Capital Facility or (B) Liens on ABL Collateral securing a revolving asset‐based credit facility,  and  (b) any other asset reasonably determined by  the  Initial Lender and the Borrower to constitute a  senior loan.      "Senior Note" means a senior secured note that (i) is not (and that cannot by its terms become)  subordinate in right of payment to any other Borrowed Money Indebtedness of the applicable Obligor, (ii)  is secured by a valid,  first priority security  interest or  lien  in, to or on specified collateral securing the  Obligor's obligations under the note, which is not (and which cannot by its terms become) subordinate in  right of Lien priority to other Liens (other than to Liens customarily allowed to be prior in priority to the  Liens securing first lien notes) and (iii) has been physically delivered with an allonge affixed thereto by or  on behalf of the Borrower to the Collateral Custodian.      "Senior Working Capital Facility" means, with respect to a loan, a senior secured working capital  facility incurred by the Obligor of such loan that is prior in right of payment to such loan; provided that  the outstanding principal balance and unfunded commitments of such working capital facility does not  exceed  twenty  percent  (20%)  of  the  sum  of  (x)  the  outstanding  principal  balance  and  unfunded  commitments of such working capital facility, plus (y) the outstanding principal balance of such loan, plus  (z) the outstanding principal balance of any other debt for borrowed money incurred by such obligor that  is pari passu with such loan.   "Servicer Termination Event" means the occurrence of any one or more of the following events:  (a)  a Bankruptcy Event shall occur with respect to the Applicable Servicer;

  ‐32‐    (b)  the Applicable  Servicer  shall  assign  its  rights  or  obligations  as  "Calculation Agent"  or  "Portfolio Asset  Servicer",  as  applicable, hereunder  (other  than  as  expressly  provided herein)  to  any  Person (other than, with respect to the Portfolio Asset Servicer, an Affiliate of the Portfolio Asset Servicer)  without the consent of the Administrative Agent (acting at the direction of the Majority Lenders);  (c)  any failure in any material respect by the Applicable Servicer to observe or perform any  covenant  or  other  agreement  of  the  Applicable  Servicer  set  forth  in  this  Agreement  or  the  other  Transaction Documents, which continues to be unremedied for a period of 30 days (if such failure can be  remedied) after the earlier to occur of (i) the date on which written notice of such failure shall have been  given  to  the Applicable  Servicer by  the Administrative Agent  (acting  at  the direction of  the Majority  Lenders) or  the Borrower and  (ii)  the date on which a Responsible Officer of  the Applicable  Servicer  acquires knowledge thereof (or such extended period of time reasonably approved by the Borrower not  to exceed 60 days in the aggregate; provided that the Applicable Servicer is diligently proceeding in good  faith to cure such failure or breach);  (d)  any  representation, warranty  or  certification made  by  the  Applicable  Servicer  in  any  Transaction Document or in any certificate delivered pursuant to any Transaction Document shall prove  to have been incorrect when made, which has resulted in a Material Adverse Effect; and  (e)  with respect  to  the Calculation Agent, Massachusetts Mutual Life  Insurance Company,  MassMutual Ascend Life Insurance Company and C.M. Life Insurance Company each cease to be a Lender  hereunder without the prior written consent of the Borrower.  "Servicer Termination Expenses" has the meaning assigned to that term in Section 8.01(b).  "Servicer Termination Notice" has the meaning assigned to that term in Section 8.01(b).  "Servicing Report" has the meaning assigned to that term in Section 8.08(b)(i).  "Servicing  Standard" means, with  respect  to  any  Portfolio  Assets  included  in  the  Collateral,  (x) with respect to the Calculation Agent, to service and administer such Portfolio Assets by or on behalf  of the Borrower in accordance with Applicable Law, the terms of this Agreement, the Loan Agreements  and all customary and usual servicing practices for  loans or  loan participations  like the Portfolio Assets  and  (y)  with  respect  to  the  Portfolio  Asset  Servicer,  to  perform  its  obligations  in  accordance  with  Applicable Law and under this Agreement with reasonable care and in good faith using a degree of skill  and attention no less than that which the Portfolio Asset Servicer exercises with respect to comparable  assets that it manages for itself and for others with similar objectives and policies.  "SOFR" means a rate equal to the secured overnight financing rate as administered by the SOFR  Administrator.   "SOFR Administrator" means the Federal Reserve Bank of New York (or a successor administrator  of the secured overnight financing rate).    "Springing Account Control Agreement" means the Springing Account Control Agreement, dated  as of  the Closing Date,  among  the Borrower,  the Portfolio Asset  Servicer,  the Calculation Agent,  the  Collateral Custodian,  the Account Bank and  the Administrative Agent, establishing and governing  the  Operating Account and which permits, among other things, the Administrative Agent on behalf of the  Secured Parties to direct disposition of the funds, securities and other assets in such Operating Account

  ‐33‐    following a Notice of Exclusive Control that has not been withdrawn, as such agreement may be amended,  restated, modified, replaced or otherwise supplemented from time to time.  "State" means one of the fifty states of the United States or the District of Columbia.  "Stated Maturity Date" means the date that is the eighth anniversary of the Closing Date, as such  date may be extended pursuant to Section 2.14.  "Subsidiary" means with respect to a person, a corporation, partnership or other entity of which  shares of stock or other ownership interests having ordinary voting power (other than stock or such other  ownership  interests having  such power only by  reason of  the happening of a  contingency)  to elect a  majority of the board of directors or other managers of such corporation, partnership or other entity are  at the time owned, or the management of which  is otherwise controlled, directly or  indirectly through  one or more intermediaries, or both, by such person.  "Substitute Eligible Portfolio Asset" has the meaning assigned to that term in Section 2.10(b).  "Substitution" has the meaning assigned to that term in Section 2.10(b).  "Substitution Date" has the meaning assigned to that term in Section 2.10(b).  "Tax Compliance Certificate" has the meaning assigned to that term in Section 2.13(e).  "Tax Distributions" means tax distributions (in the case of an estimated tax period, prior to the  related due date) to the owner or owners of equity of the Borrower in an aggregate amount equal to the  product of (a) 10 percent of the Borrower's net "taxable income" for such period (or portion thereof) and  (b) the highest combined effective marginal federal, state and/or local income tax rate applicable to an  individual resident in New York City for such period (taking into account (i) the deductibility of state and  local income taxes for U.S. federal income tax purposes and (ii) the character (e.g., long‐term or short‐ term capital gain or ordinary or exempt) of the applicable income), as properly adjusted to reflect the final  determination of any previously estimated taxable income or loss.  "Taxes"  means  any  present  or  future  taxes,  levies,  imposts,  duties,  charges,  deductions,  withholdings  (including  backup  withholding),  assessments  or  fees  of  any  nature  (including  interest,  penalties, and additions thereto) that are imposed by any Governmental Authority.  "Term SOFR" means a rate per annum equal to the greater of (a) the Term SOFR Reference Rate  for a tenor of three‐months on the day (such day, the “Term SOFR Determination Day”) that is two (2)  U.S. Government Securities Business Days prior to the first day of such  Interest Period, as such rate  is  published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time)  on any Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not  been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the  Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for  such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities  Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR  Administrator so long as such first preceding U.S. Government Securities Business Day is not more than  three (3) U.S. Government Securities Business Days prior to such Term SOFR Determination Day and (b)  the Floor.

  ‐34‐    “Term SOFR Administrator” means CME Group Benchmark Administration Limited  (CBA)  (or a  successor administrator of the Term SOFR Reference Rate selected by the Initial Lender in its reasonable  discretion).   “Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.   “Term SOFR Reference Rate” means  the forward‐looking term rate based on SOFR.   "Total Obligors" means, as of any date of determination, the aggregate number of Obligors under  the Loan Assets included in the Borrowing Base (treating all Obligors that are Affiliates of one another as  a single Obligor); provided that an Obligor will not be considered an Affiliate of any other Obligor (A) solely  due to the fact that each such Obligor is under the control of the same financial sponsor or (B) if they have  distinct corporate family ratings and/or distinct issuer credit ratings.  "Total  Portfolio  Value"  means,  as  of  any  date  of  determination,  the  sum  of  the  Principal  Collections as of such date plus the amount of cash constituting the proceeds of Cure Contributions then  standing to the credit of the Collection Accounts, plus the aggregate value of all Eligible Portfolio Assets  as of such date determined by the Portfolio Asset Servicer in accordance with the valuation policy of the  Portfolio Asset Servicer in effect on the Closing Date, together with any changes to such valuation policy  (provided that if such change is material, the Borrower shall provide written notice of such change to the  Calculation Agent within three (3) Business Days of the date of such change), and reflected in the most  recent  quarterly  financial  statements  or  audited  annual  financial  statements  (or  unaudited  financial  statements for the fiscal year ending June 30, 2022) of Holdings in accordance with GAAP.  "Transaction Documents" means this Agreement, any Revolving Loan Note, each Account Control  Agreement, the Fee Letters, each Assignment and Assumption Agreement, each Participation Agreement  and each agreement, instrument, certificate or other document related to any of the foregoing.  "Transfer"  means  with  respect  to  the  Borrower  (a)  the  acquisition  by,  or  the  transfer  or  assignment  to,  the Borrower of  a  Loan Asset  and  related  Portfolio Asset pursuant  to  an  assignment  agreement  or  participation  agreement  (including,  for  the  avoidance  of  doubt,  the  Closing  Date  Participations) or (b) the origination of a Loan Asset and related Portfolio Asset by the Borrower pursuant  to an Underlying Agreement or Participation Agreement, as applicable.  "Transferor" means any assignor of a Portfolio Asset under a Portfolio Asset Assignment.  "U.S. Dollars" means, and the conventional "$" signifies, the lawful money of the United States of  America.  “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday  or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed  income departments of its members be closed for the entire day for purposes of trading in United States  government securities.  "UCC" means  the Uniform  Commercial  Code  as  from  time  to  time  in  effect  in  the  specified  jurisdiction.  “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding  the related Benchmark Replacement Adjustment.

  ‐35‐    "Underlying Agent" means, with respect to a Portfolio Asset, the administrative agent or other  similar agent for the lenders party to the Loan Agreement for such Portfolio Asset.  "Underlying Collateral" means, with  respect  to a Portfolio Asset, any property or other assets  pledged or mortgaged as collateral to secure repayment of such Portfolio Asset or the Underlying Loan  Obligation for such Portfolio Asset, as applicable,  including, mortgaged property and all proceeds from  any sale or other disposition of such property or other assets.  "Underlying  Loan  Obligation" means,  with  respect  to  a  Portfolio  Asset  consisting  of  a  loan  participation, the loan obligations of any applicable Obligor in which such Portfolio Asset is participating.  "Underlying Obligor Default" means, with respect to any Portfolio Asset owned by the Borrower  following the Cut‐Off Date relating thereto, the occurrence of one or more of the following events (any of  which, for the avoidance of doubt, may occur more than once):  (a)  an Obligor payment default under such Portfolio Asset (after giving effect to any grace or  cure period set forth in the applicable Loan Agreement);  (b)  any other event of default or similar event or circumstance under the Loan Agreement  for such Portfolio Asset for which the Borrower (or agent or required lenders pursuant to the applicable  Loan Agreement, as applicable) has elected to exercise any of  its rights and remedies to enforce such  Portfolio Asset  (including  the acceleration of  the  loan  relating  thereto), unless otherwise agreed  to  in  writing by the Majority Lenders; or  (c)  a Bankruptcy Event with respect to any related Obligor.  "United States" means the United States of America.  "Unmatured Event of Default" means any event or condition that constitutes an Event of Default  or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.  "Utilization  Fees" means,  for  any  period  of  determination  during  the  Revolving  Period,  the  positive  difference,  if  any,  between  (a)  the  amount  of  interest  that would  have  accrued  under  this  Agreement for such period on the principal amount of the Advances if the Advances Outstanding for such  period was equal to the Minimum Usage Amount and (b) the amount of  interest that actually accrued  under this Agreement for such period on the principal amounts of the Advances.  Any Utilization Fees shall  be  calculated  by  the  Calculation  Agent  and  included  in  the  Payment  Date  Report  delivered  by  the  Administrative Agent to the Account Bank.   “Wilmington  Agents” means  each  of  the  Administrative  Agent,  Collateral  Custodian  and  the  Account Bank (including in its capacities under the Transaction Documents) and Wilmington Agent means  either one of them.  "Withholding Agent" means the Borrower and the Administrative Agent, as applicable.  SECTION 1.02 Other  Terms.    All  accounting  terms  used  but  not  specifically  defined  herein  shall  be  construed in accordance with GAAP.  All terms used in Article 9 of the UCC in the State of New York, and  used but not specifically defined herein, are used herein as defined in such Article 9.

  ‐36‐    SECTION 1.03 Computation  of  Time  Periods.    Unless  otherwise  stated  in  this  Agreement,  in  the  computation of a period of time from a specified date to a later specified date, the word "from" means  "from and including" and the words "to" and "until" each mean "to but excluding."  SECTION 1.04 Interpretation.  In each Transaction Document, unless a contrary intention appears:  (a) the singular number includes the plural number and vice versa;  (b) reference to any Person  includes such Person's successors and assigns but only  if such  successors and assigns are not prohibited by the Transaction Documents;  (c) reference to any gender includes each other gender;  (d) reference to day or days without further qualification means calendar days;  (e) reference to any time means New York, New York time;  (f) the term "or" is not exclusive;  (g) reference  to  the words  "include",  "includes"  and  "including"  shall  be  deemed  to  be  followed by the phrase "without limitation";  (h) reference  to  any  agreement  (including  any  Transaction  Document),  document  or  instrument  means  such  agreement,  document  or  instrument  as  amended,  modified,  waived,  supplemented, restated or replaced and in effect from time to time in accordance with the terms thereof  and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note  includes any promissory note  that  is an extension or  renewal  thereof or a  substitute or  replacement  therefor;  (i) reference  to  any  Applicable  Law means  such  Applicable  Law  as  amended, modified,  codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and  regulations promulgated thereunder and reference to any Section or other provision of any Applicable  Law means  that  provision  of  such  Applicable  Law  from  time  to  time  in  effect  and  constituting  the  substantive amendment, modification, codification, replacement or reenactment of such Section or other  provision; and  (j) if payment or performance of any obligation of the Borrower hereunder is due on a date  which is not a Business Day, the required date for payment or performance shall be the next Business Day.  SECTION 1.05 Advances to Constitute Loans.  Notwithstanding any provision herein to the contrary, the  parties hereto  intend  that  the Advances made hereunder constitute a "loan" and not a "security"  for  purposes of Section 8‐102(15) of the UCC.  SECTION 1.06 Information as to Interest Rates.  The interest rate on Advances may be determined by  reference to a benchmark rate that is, or may in the future become, the subject to regulatory reform or  cessation.  Regulators  have  signaled  the  need  to  use  alternative  reference  rates  for  some  of  these  benchmark rates and, as a result, such benchmark rates may cease to comply with applicable laws and  regulations, may be permanently discontinued or the basis on which they are calculated may change.

  ‐37‐    SECTION 1.07 Rates.    The  Administrative  Agent,  the  Calculation  Agent,  the  Initial  Lender  and  the  Portfolio Asset Servicer do not warrant or accept any responsibility for, and shall not have any  liability  with  respect  to,  (a)  the  continuation of, administration of,  submission of,  calculation of or any other  matter  related  to  the Base Rate, SOFR, Term SOFR Reference Rate or Term SOFR, or any  component  definition  thereof  or  rates  referred  to  in  the  definition  thereof,  or  any  alternative,  successor  or  replacement rate thereto (including any Benchmark Replacement), including whether the composition or  characteristics  of  any  such  alternative,  successor  or  replacement  rate  (including  any  Benchmark  Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same  volume  or  liquidity  as,  the  Base  Rate,  SOFR,  Term  SOFR  Reference  Rate,  Term  SOFR  or  any  other  Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition  of any Conforming Changes.  The Administrative Agent, the Calculation Agent, the Initial Lender and the  Portfolio Asset Servicer and their respective affiliates or other related entities may engage in transactions  that affect the calculation of the Base Rate, SOFR , Term SOFR Reference Rate, Term SOFR, any alternative,  successor  or  replacement  rate  (including  any  Benchmark  Replacement)  or  any  relevant  adjustments  thereto, in each case, in a manner adverse to the Borrower.  The Administrative Agent, the Calculation  Agent, the  Initial Lender and the Portfolio Asset Servicer may select  information sources or services  in  their reasonable discretion to ascertain the Base Rate, SOFR, Term SOFR Reference Rate, Term SOFR or  any other Benchmark, or any component definition thereof or rates referred to in the definition thereof,  in each case pursuant to the terms of this Agreement, and shall have no  liability to the Borrower, any  Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive,  incidental or consequential damages, costs,  losses or expenses (whether  in tort, contract or otherwise  and whether at  law or  in equity), for any error or calculation of any such rate (or component thereof)  provided by any such information source or service. The Administrative Agent shall be under no obligation  to (i) monitor, determine or verify the unavailability or cessation of SOFR, Term SOFR Reference Rate,  Term SOFR (or any other applicable  index, floating rate, Benchmark Replacement, Federal Funds Rate,  Prime Rate or other applicable rate), or whether or when there has occurred, or to give notice to any  other  transaction  party  of  the  occurrence  of,  any material  disruption  or  other  event  relating  to  the  Benchmark or the Base Rate, (ii) select, determine or designate any Benchmark Replacement or other  alternate  reference  rate,  or  other  successor  or  replacement  rate,  or whether  any  conditions  to  the  designation  of  such  a  rate  have  been  satisfied,  (iii)  select,  determine  or  designate  any  Benchmark  Replacement  Adjustment  or  any  other  spread  adjustment  or  other  modifier  to  any  Benchmark  Replacement  or  other  replacement  or  successor  rate  or  index,  or  (iv)  determine  whether  or  what  amendments or changes are necessary or advisable, if any, in connection with any of the foregoing. The  Administrative Agent shall not be liable for any inability, failure or delay on its part to perform any of its  duties set forth in this Agreement or the other Transaction Documents as a result of the unavailability of  SOFR, Term SOFR Reference Rate, Term SOFR (or any other applicable  index, floating rate, Benchmark  Replacement, Federal Funds Rate, Prime Rate or other applicable rate) and the absence of any Benchmark  Replacement or other replacement index or floating rate, including as a result of any inability, delay, error  or  inaccuracy on  the part of  any other  transaction party,  including without  limitation  any  Lender,  in  providing any direction, instruction, notice or information required or contemplated by the terms of this  Agreement and reasonably required for the performance of such duties. The Administrative Agent shall  have no obligation to calculate any Benchmark Replacement to the extent it is incapable of implementing  such calculation operationally.

  ‐38‐    ARTICLE II.  THE FACILITY  SECTION 2.01 Advances.   On the terms and conditions hereinafter set forth, the Borrower may at  its  option, from time to time on any Business Day during the Revolving Period, request that the Lenders make  Advances in U.S. Dollars in an amount which after giving effect to such Advances, would not cause the  aggregate Advances Outstanding to exceed the Maximum Availability on such date (after giving effect to  any Transfer effectuated from the use of proceeds thereof).  Notwithstanding anything contained in this  Section 2.01 or elsewhere in this Agreement to the contrary, (a) if at any time (i) the LTV exceeds 65% or  (ii) a Market Trigger Event or Rating Event exists (unless waived in writing by the initial Lender in its sole  discretion, which waiver may be by  electronic mail),  then  the Revolving Period will be  automatically  suspended and the Lenders will not be required to make any Advance to the Borrower until the LTV equals  or is below 60%, such Market Trigger Event is cured as set forth in Section 2.17(d), or such Rating Event  has been been cured by a Rating Event Cure, as applicable, and (b) no Lender is obligated to make any  Advance in an amount that would, after giving effect to such Advance, exceed such Lender's Commitment  less the aggregate outstanding amount of any Advances funded by such Lender.  Each Advance to be made  hereunder shall be made by the Lenders in accordance with their respective Pro Rata Shares.  SECTION 2.02 Procedure for Advances.  (a) The  Borrower  shall  request  an  Advance  by  delivery  of  a Notice  of  Borrowing  to  the  Administrative Agent, the Calculation Agent and Initial Lender, with a copy to each Lender, other than the  Initial Lender and its Affiliates, for, Advances in U.S. Dollars, no later than 1:00 p.m. two (2) Business Days  prior to the proposed date of such Advance (or such shorter period of time agreed to by the Lenders in  their sole discretion in connection with any Advance).  Each Notice of Borrowing must be accompanied by  a duly completed Borrowing Base Certificate (updated to the date such Advance is requested and giving  pro forma effect to the Advance requested and the use of the proceeds thereof) and specify:  (i) the amount of such Advance, which must be at least equal to $500,000 and the  Advance will be funded in U.S. Dollars;  (ii) the proposed date of such Advance (which must be a Business Day);  (iii) with respect to any Advance other than the Initial Advance, the purpose for which  the proceeds of such Advance are to be used, as permitted by this Agreement;  (iv) if  the proceeds of  such Advance are  to be used  to  fund a Delayed Draw,  the  amount of such Delayed Draw and the Delayed Draw Portfolio Asset to which it applies;  (v) if the proceeds of such Advance are to be used in connection with the Transfer of  a Portfolio Asset (A) a description of such Portfolio Asset, (B) whether such Portfolio Asset  is a  Delayed Draw Portfolio Asset, and if such Portfolio Asset is a Delayed Draw Portfolio Asset, the  maximum amount of Delayed Draws to be made thereunder after the Cut‐Off Date therefor, (C)  whether such Portfolio Asset is an Eligible Portfolio Asset, and if such Portfolio Asset is an Eligible  Portfolio Asset, whether  it  is  a  Senior  Loan,  a  Junior  Loan,  an Asset Based  Loan,  a Recurring  Revenue Loan, or a Senior Note and (D) the amount of the fees and expenses of the Fund, Holdings  and the Borrower, as applicable, with respect thereto,  in each case by delivering a Loan Asset  Checklist substantially in the form of Exhibit C;

  ‐39‐    (vi) detailed  instructions  as  to  where  the  proceeds  of  such  Advance  are  to  be  deposited or transferred;  (vii) whether such Advance will be a Base Rate Loan or a Benchmark Loan; and  (viii) all  conditions  precedent  for  such  Advance  described  in  Article III  have  been  satisfied.  (b) Promptly upon receipt of a Notice of Borrowing, the Administrative Agent shall notify the  Lenders (other than the Initial Lender) of the requested Advance, and each Lender shall make the Advance  on the terms and conditions set forth herein.  On the Advance Date of such Advance, upon satisfaction of  the applicable conditions set forth in Article III, each Lender shall, in accordance with instructions received  by the Administrative Agent from the Borrower, make available to the Borrower, in same day funds, an  amount equal to such Lender's Pro Rata Share of such Advance, by payment into the account which the  Borrower has designated in writing. The Account Bank shall provide notice to the Administrative Agent  upon receipt of each Lender's Pro Rata Share of such Advance.  (c) The obligation of each Lender to remit its Pro Rata Share of any Advance is several from  that of each other Lender and the failure of any Lender to so make such amount available to the Borrower  shall not relieve any other Lender of its obligations hereunder. In no event shall the Administrative Agent  have any liability or obligation to fund any Advance.  (d) Subject to Section 2.04 and  the other terms, conditions, provisions and  limitations set  forth herein, the Borrower may borrow, repay or prepay and reborrow Advances without any penalty, fee  or premium during the Revolving Period.  (e) Each conversion of Advances from the Benchmark to the Base Rate or from the Base Rate  to the Benchmark shall be made upon the Borrower's  irrevocable written notice to the Administrative  Agent, Calculation Agent and  Initial Lender.   Each such notice must be received by  the Administrative  Agent, Calculation Agent and Initial Lender not later than (i) 1:00 p.m. three (3) Business Days prior to the  requested date of any conversion  to Benchmark Loans or  (ii) 1:00 p.m. one Business Day prior  to  the  requested date of any conversion of Benchmark Loans to Base Rate Loans, whereupon the Administrative  Agent shall give prompt notice to the Lenders of such request and shall be deemed to be approved by the  Lenders.  Each notice by the Borrower pursuant to this Section 2.02(e) must be made by delivery to the  Administrative  Agent,  Calculation  Agent  and  Initial  Lender  of  a  written  Committed  Loan  Notice,  appropriately  completed  and  signed by  a Responsible Officer of  the Borrower.    Each Advance of, or  conversion  to,  Benchmark  Loans  shall  be  in  a  principal  amount  of  $500,000  or  a whole multiple  of  $500,000 in excess thereof, or if less, the remainder of the Advance.  Each Advance of or conversion to  Base Rate Loans shall be  in a principal amount of $500,000 or a whole multiple of $100,000  in excess  thereof, or if less, the remainder of the Advance.  Each notice of conversion shall specify (i) whether the  Borrower is requesting a conversion, (ii) the requested date of the conversion (which shall be a Business  Day) and (iii) the principal amount of Advances to be converted.   Following receipt of such notice, the  Calculation Agent shall determine the amount of Advances for each Lender and provide notice of same to  the Administrative Agent who shall promptly provide such notice to each Lender.  (f) Except as otherwise provided herein, a Benchmark Loan may be converted only on the  last day of an Interest Period for such Benchmark Loan.

  ‐40‐    (g) The Administrative Agent shall promptly notify the Borrower, the Calculation Agent and  the Lenders of the interest rate applicable to any Interest Period for Benchmark Loans upon determination  of such interest rate.  At any time that Base Rate Loans are outstanding, the Administrative Agent shall  notify  the Borrower,  the Calculation Agent and  the Lenders of any change  to  the Prime Rate used  in  determining the Base Rate promptly following the public announcement of such change.  SECTION 2.03 Evidence of Debt.  (a) If requested by a Lender, the Borrower shall deliver a duly executed revolving loan note  (the "Revolving Loan Note") to such Lender in substantially the form of Exhibit D.  (b) The  Administrative  Agent  shall maintain,  solely  for  this  purpose  as  the  agent  of  the  Borrower,  at  its  address  referred  to  in  Section 11.02  an  electronic  copy  of  each  Assignment  and  Assumption Agreement delivered to and accepted by it and a register for the recordation of the names  and addresses of the Lenders, the Commitments of, and principal amounts of (and stated interest on, as  provided by the Calculation Agent) the Advances owing to each Lender pursuant to the terms hereof from  time to time (the "Register").  The entries in the Register shall be conclusive and binding for all purposes,  absent manifest error, and the Borrower, the Administrative Agent, each Lender and the other parties  hereto shall treat each person whose name is recorded in the Register as a Lender under this Agreement  for all purposes of this Agreement.  The Register shall be available for inspection by the Borrower or any  Lender at any reasonable time and from time to time upon reasonable prior notice.  (c) Each Lender that sells a participation shall, acting solely for this purpose as a non‐fiduciary  agent of the Borrower, maintain a register on which it enters the name and address of each participant  and  the principal amounts of  (and stated  interest on) each participant's  interest  in  the  loans or other  obligations under  the Transaction Documents  (the "Participant Register"); provided  that  (a) no Lender  shall have any obligation to disclose all or any portion of the Participant Register (including the identity of  any participant or any  information relating to a participant's  interest  in any commitments,  loans or  its  other  obligations  under  any  Transaction  Document)  to  any  Person  except  to  the  extent  that  such  disclosure is necessary to establish that such commitment, loan or other obligation is in Registered form  under  Section 5f.103‐1(c)  of  the  United  States  Treasury  Regulations  and  Section  1.163‐5(b)  of  the  proposed United States Treasury Regulations and (b) the Administrative Agent shall have no  liability or  obligation to make determinations with respect to the rights of Participants hereunder.  The entries in the  Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person  whose name is recorded in the Participant Register as the owner of such participation for all purposes of  this Agreement notwithstanding any notice to the contrary.  SECTION 2.04 Repayment; Termination of Commitments.  (a) The  Borrower  shall  repay  to  the  Lenders  on  the  Stated Maturity Date  the  aggregate  principal amount of all outstanding Advances, together with all accrued and unpaid interest thereon.  The  Borrower shall also repay the outstanding principal amount of the Advances as provided in Section 2.08.   During  the Revolving Period,  the Borrower may repay and reborrow Advances  in accordance with  the  terms hereof.  After the Revolving Period, any Advance or any portion thereof, once repaid, may not be  reborrowed.  (b) All amounts and payments with respect to the Advances or other Obligations hereunder  shall be made in U.S. Dollars.

  ‐41‐    (c) Advances may be prepaid  in whole or  in part at  the option of  the Borrower, without  premium or penalty, at any time by delivering a notice of such prepayment (which notice shall include a  Borrowing Base Certificate updated to the date of such prepayment and giving pro forma effect to such  prepayment  requested)  to  the Administrative Agent, with a  copy  to  the Calculation Agent and  Initial  Lender, by 10:00 a.m. at least one (1) Business Day, or in the case of any prepayment in whole, at least  three (3) Business Days, prior to such prepayment.  (d) Upon any prepayment of Advances Outstanding pursuant to Section 2.04(a) or 2.04(c),  the Borrower shall also pay in full any accrued and unpaid interest of the Secured Parties related to such  Advances.  The Administrative Agent (at the direction of the Majority Lenders) shall instruct the Account  Bank to apply amounts received from the Borrower pursuant to Section 2.04 to the pro rata payment of  all accrued and unpaid interest with respect to such Advances and all due and payable costs and expenses  of the Secured Parties related to such Advances until paid in full and thereafter to prepay the Advances  Outstanding.  (e) The Borrower may at any time, at its option and upon three  Business Days' prior written  notice of such termination or permanent reduction to the Administrative Agent, either (i) terminate this  Agreement and the other Transaction Documents upon payment in full of (1) all Advances Outstanding,  (2)  all  accrued  and  unpaid  interest,  and  (3)  all other  costs  and  expenses  of  the  Secured  Parties  and  payment of all other Obligations (other than contingent indemnification obligations and other obligations  that survive the termination of this Agreement, in each case, not then due and owing) or (ii) permanently  reduce in part the Maximum Facility Amount upon payment in full of (1) all accrued and unpaid interest  on such reduced amount (only to the extent that the Borrower  is prepaying an Advance  in connection  with any such permanent reduction), and (2) all other costs and expenses of the Secured Parties; provided,  that if such termination or reduction occurs during the Revolving Period, the Borrower shall pay the Make‐ Whole Amount, if any, to the Lenders. The Commitment of each Lender shall be reduced by an amount  equal to  its Pro Rata Share  (prior to giving effect to any reduction of Commitments hereunder) of the  aggregate amount of any reduction under this Section 2.04(e)(ii).  SECTION 2.05 Interest and Fees.  (a) The Borrower shall pay interest on the outstanding principal amount of the Advances at  a rate per annum equal to (i) with respect to Benchmark Loans, the Benchmark for the applicable Interest  Period plus the Applicable Spread and (ii) with respect to Base Rate Loans, as of any date of determination  the Base Rate plus the Applicable Spread.  Interest is payable on each Payment Date as and to the extent  provided in Section 2.08.  If accrued and unpaid interest is not paid in full on a Payment Date, the Borrower  shall pay additional  interest on  such accrued and unpaid  interest at  the  same  rate per annum as  the  Borrower pays on the Advances, such additional interest being payable on each Payment Date as and to  the  extent  provided  in  Section 2.08.    Each Advance  is  automatically  continued  in whole  to  the  next  applicable Interest Period upon the expiration of the then current Interest Period with respect thereto.  (b) The  Borrower  shall  pay  pro  rata  to  each  Lender  an  unused  commitment  fee  on  the  average daily unused amount of the Maximum Facility Amount, if any, during the Revolving Period, which  shall accrue at a rate per annum equal to 0.30% on the average daily unused amount of the Maximum  Facility Amount during  the Revolving Period,  subject  to  the  remainder of  this Section 2.05(b).      Such  unused commitment fee shall be calculated by the Calculation Agent and included in the Payment Date  Report delivered by the Administrative Agent to the Account Bank. Accrued unused commitment fees are  payable in arrears on each Payment Date, as calculated on each relevant Determination Date, as and to

  ‐42‐    the extent provided in Section 2.08.  For purposes of computing unused commitment fees, commencing  on the Closing Date, or if the Borrower increases the Maximum Facility Amount in accordance with Section  2.15, commencing on the date of such increase solely as it relates to the Incremental Commitments, if the  average daily Advances Outstanding for the relevant period of determination is less than the Minimum  Usage Amount, then the average daily Advances Outstanding for such period shall be deemed to be the  Minimum Usage Amount.    If  accrued  and unpaid unused  commitment  fees  are not paid  in  full on  a  Payment  Date,  the  Borrower  shall  pay  additional  interest  on  such  accrued  and  unpaid  unused  commitment fees at the same rate per annum as the Borrower pays on the Advances, such additional  interest being payable on each Payment Date as and to the extent provided  in Section 2.08.   Accrued  unused commitment fees are payable in arrears on the Stated Maturity Date.  For purposes of computing  commitment fees, the Commitment of any Lender is deemed to be used to the extent of the aggregate  principal amount at such time of its outstanding Advances.  All unused commitment fees are fully earned  and nonrefundable upon payment.  (c) The Borrower shall pay pro rata to each Lender Utilization Fees, if any, which shall accrue  (1)  (x)  initially,  for  the  period  commencing  on  the  Closing Date  and  continuing  to  but  excluding  the  immediately following Determination Date with respect to the first Payment Date, and (y) thereafter, each  successive period from and including each Determination Date with respect to a Payment Date continuing  to but excluding the earlier of the following Determination Date or the end of the Revolving Period; and  (2) if the Borrower increases the Maximum Facility Amount in accordance with Section 2.15, (x) initially,  for  the period commencing on  the date of such  increase continuing  to but excluding  the  immediately  following Determination Date with  respect  to  the  first Payment Date  following  such  increase, and  (y)  thereafter, each successive period from and including each Determination Date with respect to a Payment  Date  continuing  to  but  excluding  the  earlier  of  the  following Determination Date  or  the  end  of  the  Revolving Period.  Utilization Fees shall be payable in arrears on each Payment Date by the Borrower pro  rata to each Lender as and to the extent provided in Section 2.08.  If accrued and unpaid Utilization Fees  are not paid in full on a Payment Date, the Borrower shall pay additional  interest on such accrued and  unpaid Utilization Fees, at the same rate per annum as the Borrower pays on the Advances advanced to  the Borrower, such additional interest being payable on each Payment Date as and to the extent provided  in Section 2.08.  All Utilization Fees are fully earned and nonrefundable upon payment.  (d) The Borrower shall pay the fees set forth in the Fee Letters on the term and conditions  provided therein.  (e) [Reserved.]  (f) Except  as otherwise  expressly  stated  herein,  if  any  amount  payable by  the Borrower  under  this Agreement  or  any  other  Transaction Document  is  not  paid when  due, whether  at  stated  maturity, by acceleration or otherwise, such amount shall thereafter bear  interest at the Default Rate.   Upon  the  request of  the Majority  Lenders, while any Event of Default exists,  the Borrower  shall pay  interest on the principal amount of all Advances outstanding hereunder at the Default Rate.  (g) All computations of interest and all computations of interest and fees hereunder shall be  made on the basis of a year of 360 days (or in the case of interest computed by reference to the Base Rate  at times when the Base Rate is based on the Prime Rate, such interest shall be computed on the basis of  a year of 365 days (or 366 days in a leap year)), and in each case shall be payable for the actual number  of days elapsed (including the first day but excluding the last day).

  ‐43‐    (h) Notwithstanding  anything  herein  to  the  contrary,  if  at  any  time  the  interest  rate  applicable to any Advance, together with all fees, charges and other amounts that are treated as interest  on such Advance under Applicable Law  (collectively, "charges"), exceed  the maximum  lawful rate  (the  "Maximum Rate") that may be contracted for, charged, taken, received or reserved by the Lender holding  such Advance in accordance with Applicable Law, the rate of interest payable in respect of such Advance  hereunder, together with all charges payable in respect thereof, shall be limited to the Maximum Rate.   To the extent lawful, the interest and charges that would have been paid in respect of such Advance but  were not paid as a result of the operation of this Section 2.05(h) shall be cumulated and the interest and  charges payable to such Lender in respect of other Advance or periods shall be increased (but not above  the amount  collectible at  the Maximum Rate  therefor) until  such cumulated amount  shall have been  received by  such  Lender.   Any amount  collected by  such  Lender  that exceeds  the maximum amount  collectible at the Maximum Rate shall be applied to the reduction of the principal balance of such Advance  or refunded to the Borrower so that at no time shall the interest and charges paid or payable in respect  of such Advance exceed the maximum amount collectible at the Maximum Rate.  (i) Term SOFR Conforming Changes.  In connection with the use or administration of Term  SOFR,  the  Initial  Lender  will  have  the  right  to  make  Conforming  Changes  from  time  to  time  and,  notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments  implementing such Conforming Changes will become effective without any further action or consent of  any other party to this Agreement or any other Transaction Document.  The Initial Lender will promptly  notify the Borrower, the Administrative Agent and the Lenders of the effectiveness of any Conforming  Changes in connection with the use or administration of Term SOFR.  SECTION 2.06 Payments and Computations, Etc.  (a) Not later than 20 Business Days prior to the last day of each calendar quarter with respect  to each Scheduled Payment Date, and otherwise not later than three (3) Business Days prior to each Inter‐ Period Payment Date and the Maturity Date, the Calculation Agent shall notify the Portfolio Asset Servicer  of the  interest payable on the Advances hereunder on such Payment Date.   All amounts to be paid or  applied  from amounts  received on  the Portfolio Assets  in  the Collection Accounts, on  the Borrower's  behalf, hereunder and in accordance with this Agreement shall be paid or applied in accordance with the  terms hereof so that funds are received by the Account Bank no later than 12:00 p.m. on the day when  due for further distribution to the Lenders by no later than 5:00 p.m. on such day in lawful money of the  United States  in  immediately available  funds  to  the account specified  in writing by  the Administrative  Agent to the Calculation Agent and the Portfolio Asset Servicer.  Any Obligation hereunder shall not be  reduced  by any distribution of any portion of Available Collections  if at any  time  such distribution  is  rescinded or required to be returned by any Lender to the Borrower or any other Person for any reason.  (b) Other  than as otherwise  set  forth herein, whenever any payment hereunder  shall be  stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding  Business Day and such extension of time is reflected in the computation of interest and fees.  (c) To  the  extent  that  any  payment  by  or  on  behalf  of  the  Borrower  is  made  to  the  Administrative Agent, the Calculation Agent or any Lender, or the Administrative Agent, the Calculation  Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any  part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required  (including pursuant  to any  settlement entered  into by  the Administrative Agent or  such  Lender  in  its  discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under

  ‐44‐    any Bankruptcy Law or otherwise, then (i) to the extent of such recovery, the obligation or part thereof  originally intended to be satisfied shall be revived and continued in full force and effect as if such payment  had not been made or such setoff had not occurred and (ii) each Lender severally agrees to pay to the  Administrative Agent or the Calculation Agent, as applicable, upon demand its applicable share (without  duplication) of any amount so recovered from or repaid by the Administrative Agent or the Calculation  Agent, as applicable.  SECTION 2.07 Collections and Allocations.  (a) The Portfolio Asset Servicer shall direct the Obligors to remit all Collections payable to the  Borrower with respect to the Portfolio Assets directly to the Collection Accounts pursuant to a payment  direction  letter  in  form and  substance  satisfactory  to  the  Initial  Lender, a direction  to  the underlying  administrative agent  in  customary  form or,  in  the  case of a participation,  the applicable Participation  Agreement. Upon receipt of Collections in each applicable Collection Account, the Portfolio Asset Servicer  shall promptly  identify  any Collections  received  as being on  account of Principal Collections, Current  Income Collections or Excluded Amounts.  (b) Notwithstanding anything to the contrary, to the extent any Collections are not deposited  directly into a Collection Account due to any mistake, error or similar event, the Borrower shall, and shall  cause its Affiliates to deposit all Available Collections received by the Borrower or its Affiliates with respect  to the Collateral Portfolio to a Collection Account within two (2) Business Days after receipt and shall, and  shall cause its Affiliates to, hold in trust for the benefit of the Administrative Agent, for the benefit of the  Secured Parties, all such Available Collections until so deposited.  (c) With  respect  to each Account  subject  to a Springing Account Control Agreement,  the  Administrative Agent  (at the direction of the Majority Lenders) shall only deliver a Notice of Exclusive  Control after the occurrence of an Event of Default. After the delivery of a Notice of Exclusive Control in  the manner described in the preceding sentence that has not been withdrawn, solely the Administrative  Agent  (at  the  direction  of  the Majority  Lenders) may withdraw,  from  each  Account  subject  to  such  Springing Account Control Agreement, any deposits therein.   (d) The Borrower shall use funds deposited in the Expense Reserve Account to pay expenses  or interest due hereunder, in each case, solely in accordance with Section 2.08.  (e) The Administrative Agent may and, at the request of the Borrower or the Portfolio Asset  Servicer so  long as no Event of Default has occurred and  is continuing or would result therefrom, shall  withdraw from the Collection Account any deposits therein constituting Excluded Amounts and instruct  the Account Bank to transfer such amounts as directed by the Borrower or the Portfolio Asset Servicer.   The Administrative Agent, at the request of the Borrower or the Portfolio Asset Servicer on its behalf, shall  instruct the Account Bank to withdraw amounts in an Eligible Currency held in the Collection Accounts for  the purpose of exchanging and exchange such amounts into US Dollars; provided that (i) amounts received  in U.S. Dollars or such other Eligible Currency, as applicable, in exchange for such Eligible Currency shall  be promptly deposited into a Collection Account and (ii) if a Market Trigger Event, Rating Event or Event  of Default shall have occurred and be continuing, the Initial Lender shall have approved such withdrawal  (which approval shall not be unreasonably withheld, conditioned or delayed).    (f) Each  of  the  Borrower  and  the  Portfolio  Asset  Servicer  shall  not  have  any  rights  of  withdrawal with respect to amounts held in (i) any Collection Account, (ii) the Expense Reserve Account,  (iii)  the Custody Accounts or  (iii)  the Operating Account after a Notice of Exclusive Control has been

  ‐45‐    delivered to the Account Bank in accordance with the terms of the applicable Account Control Agreement  and not withdrawn.  (g) The Borrower shall not have any Account unless such Account is subject to an Account  Control Agreement pursuant to the terms hereof.   SECTION 2.08 Remittance Procedures.  On each Payment Date (including, Inter‐Period Payment Dates),  the Administrative Agent, on behalf of the Borrower, shall instruct the Account Bank to remit funds on  deposit in the Collection Accounts as described in this Section 2.08 in accordance with the Payment Date  Report for such Payment Date.  (a) Application of Proceeds.  So long as no Event of Default has occurred and is continuing,  the Administrative Agent (on behalf of the Borrower) shall (pursuant to the Payment Date Report for such  Payment Date) instruct the Account Bank to transfer Collections held by the Account Bank in the Collection  Accounts, in accordance with the Payment Date Report, to the following Persons in the following amounts,  calculated as of the most recent Determination Date, in the following order and priority:  (i) During the Revolving Period, with respect to all Collections:  a. first, (a) first, (1) to the payment of Borrower's reasonable and customary  operating expenses  in an aggregate amount not to exceed $150,000  in  any fiscal year, Borrower Taxes, registration and filing fees then due and  owing by the Borrower that are attributable solely to the operations of  the Borrower and (2) for an amount equal to any RIC Tax Distributions  provided  in the most recent Payment Date Report, for the payment of  any RIC Tax Distributions; provided, that, any payments made under this  clause (a) shall be made first pursuant to clause (1) hereof and second  pursuant  to clause  (2) hereof;  (b) second,  to  the extent such amounts  under  clause  (a)(1)  above  are  not  currently  due  and  payable  but  are  expected to be due and payable prior to the next Payment Date, at the  Borrower's reasonable discretion in the amounts set forth in the related  Payment  Date  Report  (such  amounts  under  clauses  (a)  and  (b),  the  "Reserved  Expenses"),  to  make  deposits  in  the  applicable  Expense  Reserve Account to be applied to such Reserved Expenses under clause  (a) above that become due and payable prior to the next Payment Date;  provided  that,  if  such  Reserved  Expenses  shall  not  become  due  and  payable until the next Payment Date, then such Reserved Expenses shall  be applied to the amounts under clause (a) above for such next Payment  Date before applying any amounts  in the applicable Collection Account  and (c) third, for an amount equal to any Tax Distributions provided  in  the most  recent  Payment  Date  Report,  for  the  payment  of  any  Tax  Distributions;  b. second, for distribution to the following Persons  in the following order  and  priority  (x),  first,  to  the  Administrative  Agent  and  the  Collateral  Custodian,  (y)  second,  to  the  Account  Bank  and  (z)  third,  to  the  Calculation Agent,  in payment  in  full of all accrued  fees, expenses and

  ‐46‐    indemnities due and payable by the Borrower hereunder or under any  other Transaction Document and under any Fee Letters;  c. third,  for  distribution  to  each  Lender  and  other  Secured  Party,  as  applicable, to pay such Lender's and other Secured Party's, as applicable,  Pro Rata Share of accrued and unpaid commitment fees, Utilization Fees  and interest owing to such Lender and other Secured Party, as applicable,  under this Agreement (including any such accrued and unpaid interest or  fees from a prior period);  d. fourth,  if a Market Trigger Event or a Rating Event has occurred and  is  continuing or would occur after giving effect to any distributions to the  Borrower as provided in clause (e) below, for distribution to each Lender  (A) to repay such Lender's Pro Rata Share of the Advances Outstanding  until such Advances Outstanding are paid in full or (B) in the case of any  event under  clause  (ii) of  the definition of  “Market Trigger  Event”,  to  repay such Lender's Pro Rata Share of the Advances Outstanding until the  LTV is equal to or below the Applicable LTV Trigger; and  e. fifth,  to  the Borrower or as the Borrower may direct  (including, to the  extent permitted hereunder, to make a Restricted Junior Payment or for  deposit in the Operating Account), any remaining amounts to the extent  that no Market Trigger Event or Rating Event is then continuing and does  not result therefrom.  (ii) After the Revolving Period, with respect to Current Income Collections:  a. first,  (i)  for distribution to the  following Persons  in  the  following order  and  priority  (x),  first,  to  the  Administrative  Agent  and  the  Collateral  Custodian,  (y)  second,  to  the  Account  Bank  and  (z)  third,  to  the  Calculation Agent ,  in payment  in full of all accrued fees, expenses and  indemnities due and payable by the Borrower hereunder or under any  other Transaction Document and under any Fee Letters, and then  (ii)(A)  first,  to  the  Borrower  for  payment  of  Borrower's  reasonable  and  customary operating expenses  in  an  aggregate  amount not  to exceed  $150,000  in any fiscal year, Borrower Taxes, registration and filing fees  then due and owing by the Borrower that are attributable solely to the  operations  of  the  Borrower;  (B)  for  an  amount  equal  to  any  RIC  Tax  Distributions provided in the most recent Payment Date Report, for the  payment of any RIC Tax Distributions; provided, that, any payments made  under  clause  (ii) of  this paragraph  (a)  shall be made  first pursuant  to  clause (ii)(A) hereof, and second pursuant to clause (ii)(B) hereof; and (C)  second, to the extent such amounts under clause (A) are not currently  due and payable but are expected to be due and payable prior to the next  Payment Date, at the Borrower's reasonable discretion, to make deposits  in the amount of the Reserved Expenses in the Expense Reserve Account  to be applied to such Reserved Expenses under clause (i) and (ii) above  that become due and payable thereafter prior to the next Payment Date;

  ‐47‐    provided  that,  if  such  Reserved  Expenses  shall  not  become  due  and  payable until the next Payment Date, then such Reserved Expenses shall  be applied to the amounts under clause (i) and (ii) above for such next  Payment Date before applying any amounts in the applicable Collection  Account;  and  (D)  third,  for  an  amount  equal  to  any  Tax Distributions  provided  in the most recent Payment Date Report, for the payment of  any Tax Distributions;  b. second,  for  distribution  to  each  Lender  and  other  Secured  Party,  as  applicable, to pay such Lender's and other Secured Party's, as applicable,  Pro Rata Share of accrued and unpaid interest owing to such Lender and  other Secured Party, as applicable, under this Agreement (including any  such accrued and unpaid interest from a prior period);  c. third,  if a Market Trigger Event or a Rating Event has occurred and  is  continuing or would occur after giving effect to any distributions to the  Borrower as provided in clause (d) below, for distribution to each Lender  (A) to repay such Lender's Pro Rata Share of the Advances Outstanding  until such Advances Outstanding are paid in full or (B) in the case of any  event under  clause  (ii) of  the definition of  “Market Trigger  Event”,  to  repay such Lender's Pro Rata Share of the Advances Outstanding until the  LTV is equal to or below the Applicable LTV Trigger; and  d. fourth,  to  the  extent  no  Market  Trigger  Event  or  Rating  Event  is  continuing  and  will  not  result  from  a  payment  to  or  by  a  Borrower  pursuant to this clause (d) to the Borrower or as the Borrower may direct  (including,  to  the  extent  permitted  hereunder,  to make  a  Restricted  Junior Payment or for deposit in the Operating Account), any remaining  amounts.  (iii) After the Revolving Period, with respect to Principal Collections:  a. first, for distribution to the following Persons in the following order and  priority  (x),  first,  to  the  Administrative  Agent  and  the  Collateral  Custodian,  (y)  second,  to  the  Account  Bank  and  (z)  third,  to  the  Calculation Agent,  in payment  in  full of all accrued  fees, expenses and  indemnities due and payable by the Borrower hereunder or under any  other Transaction Document and under any Fee Letters;  b. second,  for  distribution  to  each  Lender  and  other  Secured  Party,  as  applicable, to pay such Lender's and other Secured Party's, as applicable,  Pro Rata Share of accrued and unpaid  interest and  fees owing  to such  Lender  and  other  Secured  Party,  as  applicable,  under  this Agreement  (including any  such accrued and unpaid  interest or  fees    from  a prior  period);  c. third,  if a Market Trigger Event or a Rating Event has occurred and  is  continuing or would occur after giving effect to any distributions to the  Borrower as provided in clause (e) below, for distribution to each Lender

  ‐48‐    (A) to repay such Lender's Pro Rata Share of the Advances Outstanding  until such Advances Outstanding are paid in full or (B) in the case of any  event under  clause  (ii) of  the definition of  “Market Trigger  Event”,  to  repay such Lender's Pro Rata Share of the Advances Outstanding until the  LTV is equal to or below the Applicable LTV Trigger;   d. fourth, if the LTV as of such Payment Date exceeds 50% or there are less  than  twenty  (20)  Total  Obligors,  for  distribution  to  each  applicable  Lender,  to  repay  such  Lender's  Pro  Rata  Share  of  the  Advances  Outstanding up  to an amount equal  to  the weighted average Advance  Rate for the Eligible Portfolio Assets to which such Principal Collections  relate multiplied by the amount of Principal Collections available to be  distributed under this clause (d), until the Advances Outstanding are paid  in full;  e. fifth,  to  the Borrower or as the Borrower may direct  (including, to the  extent permitted hereunder, to make a Restricted Junior Payment), the  percentage  of  any  remaining  amounts  equal  to  100%  minus  the  Additional Lender Paydown Percentage of such amounts, determined as  of such date;  and  f. sixth, for distribution to each applicable Lender to repay such Lender's  Pro  Rata  Share  of  the  Advances  Outstanding  until  the  Advances  Outstanding are paid in full (it being understood that such amount may  be  only  a  portion  of  the  outstanding  amount  with  respect  to  the  Advances); and   g. seventh, to the Borrower or as the Borrower may direct (including, to the  extent permitted hereunder, to make a Restricted Junior Payment or for  deposit in the Operating Account), any remaining amounts.  (b) Insufficiency of Funds.  If the funds on deposit in the Collection Accounts are insufficient  to  pay  any  amounts  otherwise  due  and  payable  on  a  Payment  Date  or  otherwise,  the  Borrower  nevertheless remains responsible for, and shall pay when due, all amounts payable under this Agreement  and  the other Transaction Documents  in accordance with  the  terms of  this Agreement and  the other  Transaction Documents, together with interest accrued as set forth in Section 2.05(f) from the date when  due until paid hereunder.  (c) Application of Payments after an Event of Default.  Notwithstanding anything herein to  the contrary, upon the occurrence and during the continuance of an Event of Default, the Administrative  Agent may (and at the direction of the Majority Lenders shall) instruct the Account Bank to transfer all  Collections in the applicable Collection Account and/or Expense Reserve Account, in accordance with the  related Payment Date Report, to be applied in the following order and priority (and if the Administrative  Agent  elects  not  to  apply  the  Collections  in  accordance with  this  Section  2.08(c),  the  provisions  of  Section 2.08(a) shall apply):  (i) first, to the payment of Borrower's reasonable and customary operating expenses  in an aggregate amount not to exceed $150,000, Borrower Taxes, registration and filing fees then  due and owing by the Borrower that are attributable solely to the operations of the Borrower;

  ‐49‐    (ii) second,  for  distribution  to  first,  the  Administrative  Agent,  the  Collateral  Custodian and the Account Bank, and then second, the Calculation Agent in payment in full of all  accrued  fees,  expenses  and  indemnities  due  and  payable  hereunder  or  under  any  other  Transaction Document and under the Fee Letters;  (iii) third, for the ratable distribution to each Secured Party to pay any Obligations  then due and payable to such Persons (other than with respect to interest or the repayment of  Advances) under this Agreement and the other Transaction Documents;  (iv) fourth, for distribution to each Lender, to pay such Lender's Pro Rata Share of  accrued and unpaid interest owing to such Lender under this Agreement;  (v) fifth, for distribution to each Lender, to repay such Lender's Pro Rata Share of the  Advances Outstanding until paid in full; and  (vi) sixth, the balance, if any, after all Obligations have been paid in full as set forth  above (other than contingent indemnification obligations and other obligations that survive the  termination of  this Agreement,  in each case, not  then due and owing),  to  the Borrower or as  otherwise required by Applicable Law.  (d) Instructions  to  the Account Bank.   All  instructions and directions given  to  the Account  Bank by the Administrative Agent pursuant to this Section 2.08 shall be in writing (including instructions  and  directions  transmitted  to  the Account  Bank  by  facsimile  or  e‐mail)  or  pursuant  to  an  electronic  transmission system established between the Administrative Agent and the Account Bank on the Closing  Date.      The Administrative Agent  shall  transmit  to  the Borrower by  facsimile or  e‐mail  a  copy of  all  instructions and directions given to the Account Bank by the Administrative Agent pursuant to this Section  2.08 concurrently with the delivery thereof.  (e) No Presentment.  Payment by the Administrative Agent to the Lenders in accordance with  the terms hereof shall not require presentment of any Revolving Loan Note.  (f) Expense Reserve Account.   The Administrative Agent  (at  the direction of  the Majority  Lenders as requested by the Borrower or the Portfolio Asset Servicer on its behalf) so long as no Event of  Default has occurred and is continuing or would result therefrom, shall, on any Payment Date, withdraw  from the Expense Reserve Account any deposits thereto to pay the Reserved Expenses of the Borrower  that are due and owing on such Payment Date solely to the extent reflected in the related Payment Date  Report.  SECTION 2.09 Grant of a Security Interest.  (a) To secure the prompt and complete payment in full when due, whether by lapse of time,  acceleration or otherwise, of the Obligations and the performance by the Borrower of all of the covenants  and obligations  to be performed pursuant  to  this Agreement and each other Transaction Document,  whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent,  the Borrower hereby grants a security interest to the Administrative Agent, its successors and assigns, for  the benefit of the Secured Parties, in all of the Borrower's right, title and interest in, to and under (but  none of the obligations under) the following, whether now owned or hereinafter acquired (collectively,  the  "Collateral"):    (i) all  accounts, money,  cash  and  currency,  chattel  paper,  tangible  chattel  paper,  electronic  chattel  paper,  intellectual  property,  goods,  equipment,  fixtures,  contract  rights,  general

  ‐50‐    intangibles,  documents,  instruments,  certificates  of  deposit,  certificated  securities,  uncertificated  securities, financial assets, securities entitlements, commercial tort claims, securities accounts, deposit  accounts,  inventory,  investment  property,  letter‐of‐credit  rights,  software,  supporting  obligations,  accessions or other property consisting of Loan Assets, the Portfolio Assets and Collections (but excluding  the obligations thereunder); (ii) all Records; (iii) all Proceeds of the foregoing; (iv) the Collection Accounts,  (v)  the Expense Reserve Account;  (vi)  the Operating Account;  (vii)  the Custody Accounts; and  (viii) all  proceeds and products of the foregoing.  (b) To secure the prompt and complete payment in full when due, whether by lapse of time,  acceleration or otherwise, of the Obligations and the performance by the Borrower of all of the covenants  and obligations  to be performed pursuant  to  this Agreement and each other Transaction Document,  whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent,  Holdings hereby grants a security  interest  to  the Administrative Agent,  for  the benefit of  the Secured  Parties, in all of Holding's right, title and interest in and to, whether now owned or hereinafter acquired  (collectively, the "Pledged Equity"):  (i) all investment property and general intangibles consisting of the  ownership, equity or other  similar  interests  in  the Borrower,  including  the Borrower's  limited  liability  company membership  interests;  (ii) all certificates,  instruments, writings and securities evidencing  the  foregoing;  (iii) the operating  agreement  and other organizational documents of  the Borrower  and  all  options or other rights to acquire any membership or other interests under such operating agreement or  other organizational documents;  (iv) all dividends, distributions,  capital, profits and  surplus and other  property or proceeds from time to time received, receivable or otherwise distributed in respect of or in  exchange  for any or all of  the  foregoing;  (v) all books,  records and other written, electronic or other  documentation in whatever form maintained now or hereafter by or for Holdings in connection with, and  relating to, the ownership of, or evidencing or containing information relating to, the foregoing; and (vi) all  proceeds, supporting obligations and products of any of the foregoing.  (c) Anything  herein  to  the  contrary  notwithstanding,  (i) the  Borrower  shall  remain  liable  under  the Collateral and  the Collateral  to  the extent set  forth  therein  to perform all of  its duties and  obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise  by the Administrative Agent, for the benefit of the Secured Parties, of any of its rights in the Collateral,  Collateral or  the Pledged Equity does not  release  the Borrower or Holdings  from any of  its duties or  obligations under the Collateral, the Collateral or with respect to the Pledged Equity and (iii) none of the  Administrative Agent, any Lender nor any other Secured Party shall have any obligations or liability under  the Collateral or Collateral by reason of this Agreement, nor shall the Administrative Agent, any Lender  nor any other Secured Party be obligated to perform any of the obligations or duties of the Borrower  thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.  SECTION 2.10 Sale of Portfolio Assets.  (a) Sales.  The Borrower may sell or otherwise transfer or dispose of any Portfolio Asset (a  "Sale") so long as (i) no Market Trigger Event, Event of Default or Unmatured Event of Default has occurred  and is continuing, or would result from such Sale (unless the proceeds from such Sale are being used to  cure an Unmatured Event of Default, a Market Trigger Event, or an Event of Default and, in each case, the  Initial Lender has provided its prior written consent), (ii) no Rating Event has occurred and is continuing  (unless the Initial Lender has provided its prior written consent),  (iii) the net cash proceeds from such Sale  are deposited in the Collection Accounts; provided that, so long as no Event of Default has occurred or  would result therefrom and pro forma LTV is equal to or less than 60%, such net cash proceeds may be  used either or both (x) to prepay Advances in accordance with Section 2.04, and/or (y) to make Restricted

  ‐51‐    Junior Payments, in accordance with Section 2.08, and (iv) the conditions set forth in Section 2.10(e) for  such Sale are satisfied.    (b) Unless an Unmatured Event of Default, an Event of Default, a Market Trigger Event or a  Rating Event has occurred and is continuing or would result therefrom, at any time during the Revolving  Period the Borrower may, subject to the conditions set forth  in this Section 2.10(b) and subject to the  other restrictions contained herein, replace any Loan Asset with one or more Eligible Portfolio Asset (each,  a  "Substitute  Eligible  Portfolio  Asset"  and  each  such  replacement,  a  "Substitution")  and  transfer  or  distribute, as applicable, such replaced Loan Asset to an assignee or other recipient; provided that (y) such  replacement  and  Substitution  shall not occur after  the end of  the Revolving Period unless otherwise  consented  to by  the Majority Lenders  (such consent not  to be unreasonably withheld, conditioned or  delayed) and  (z), unless otherwise waived by  the Administrative Agent  (acting at  the direction of  the  Majority Lenders), no such replacement shall occur unless each of the following conditions is satisfied as  of the date of such replacement and substitution (the "Substitution Date") (which satisfaction shall be  deemed to be certified by the Borrower to the Administrative Agent):  (i) each  Substitute  Eligible  Portfolio  Asset  is  an  Eligible  Portfolio  Asset  on  the  Substitution Date;  (ii) the Portfolio Asset Servicer shall deliver to the Administrative Agent (with a copy  to the Calculation Agent and Initial Lender) a completed Borrowing Base Certificate and a list of  all Loan Assets and Substitute Eligible Portfolio Assets to be subject of a Substitution;  (iii) after giving effect to any such substitution of any such Substitute Eligible Portfolio  Asset on any  Substitution Date,  (x) the aggregate Advances Outstanding  shall not exceed  the  Maximum  Availability  as  of  such  date;  (y) all  representations  and  warranties  contained  in  Section 4.01, Section 4.02 and Section 4.06 hereof  shall  continue  to be  true and  correct  in all  material respects except to the extent relating to an earlier date and (z) neither an Unmatured  Event of Default nor an Event of Default shall have resulted from such Substitution;  (iv) the Borrower shall give two (2) Business Days' notice of such Substitution to the  Administrative Agent (or such lesser period as agreed to by the Administrative Agent); and  (v) the Borrower shall notify the Administrative Agent of any amount to be deposited  into the Collection Accounts in connection with any such Substitution.  (c) To the extent any Portfolio Asset listed on Schedule I consists of either (i) a funded term  Loan Asset  and  an  unfunded  revolving  Loan Asset  or  (ii)  a  unfunded  term  Loan Asset  and  a  funded  revolving  Loan Asset, a  Sale of one hundred percent  (100%) of Borrower’s ownership  interest  in  the  unfunded  portion  of  such  Portfolio  Asset  may  be  made  to  Holdings  at  par  pursuant  to  a  written  agreement; provided that, (a) for the avoidance of doubt, no Market Trigger Event, Rating Event, Event of  Default or Unmatured Event of Default has occurred and is continuing, or would result from such Sale and  (b) the Borrower shall notify the Administrative Agent and Calculation Agent  in writing at  least five (5)  Business Days in advance of any such proposed Sale.  (d) Release of Lien.   Upon confirmation by the Portfolio Asset Servicer of (i) the deposit of  the amounts set forth  in Section 2.10(a)  in cash  into the Collection Accounts and the fulfillment of the  other terms and conditions set forth in this Section 2.10 for a Sale or (ii) the Substitution by the Borrower  of a Substitute Eligible Portfolio Asset pursuant to Section 2.10(b) (such date of fulfillment, a "Release

  ‐52‐    Date"),  then  the Portfolio Assets and  related Portfolio Assets  subject of  such  Sale or  Substitution, as  applicable, are removed from the Collateral.  Subject to compliance by the Borrower with the immediately  prior  sentence, on  the Release Date of each  subject Portfolio Asset and  related Portfolio Assets,  the  Administrative Agent, for the benefit of the Secured Parties, shall automatically and without further action  be deemed to have released all right, title and interest and any Lien of the Administrative Agent, for the  benefit of the Secured Parties in, to and under such Loan Asset and related Portfolio Assets and all future  monies due or to become due with respect thereto, without recourse, representation or warranty of any  kind or nature.  (e) Conditions  to Sales.   Any Sale of a Portfolio Asset  is  subject  to  the  satisfaction of  the  following conditions:  (i) unless  the  Majority  Lenders  otherwise  consent  (such  consent  not  to  be  unreasonably withheld, conditioned or delayed and the Majority Lenders shall use commercially  reasonable efforts to respond to a request for consent within three (3) Business Days (or, in the  case of an Underlying Obligor Default with respect to such Portfolio Asset arising under clause (a)  of  such  defined  term,  five  (5)  Business Days)),  the  Proceeds  from  such  Sale  (expressed  as  a  percentage of par) shall be no less than ten (10) percentage points lower than the most recent  value of the Portfolio Asset subject to such Sale (expressed as a percentage of par); and  (ii) the Borrower shall notify the Administrative Agent of any amount to be deposited  into the Collection Accounts.    (f) Treatment of Amounts Deposited in the Collection Accounts.  Amounts deposited by the  Borrower  or  the  Portfolio Asset  Servicer  in  the  Collection Accounts  pursuant  to  this  Section 2.10  on  account of Portfolio Assets shall be treated as payments of Principal Collections (other than in connection  with the sale of accrued interest which shall be treated as a payment of Current Income Collections) for  purposes  of  Section 2.08  and  shall  be  applied  as  provided  in  Section 2.08(a)  or  Section 2.08(c),  as  applicable.  SECTION 2.11 Release of Portfolio Assets.   The Borrower may obtain the release from the Lien of the  Administrative Agent granted under the Transaction Documents of (a) any Portfolio Asset (and the related  Portfolio  Assets  pertaining  thereto)  removed  from  the  Collateral  in  accordance with  the  applicable  provisions of Section 2.10 and (b) any Portfolio Asset (and the related Portfolio Assets pertaining thereto)  that terminates or expires by its terms and for which all amounts in respect thereof have been paid in full  by  the  related Obligors and deposited  in  the Collection Accounts.   The Administrative Agent,  for  the  benefit of the Secured Parties, shall at the sole expense of the Borrower and at the written direction of  the Majority Lenders, execute such documents and  instruments of release as may be prepared by the  Borrower or the Portfolio Asset Servicer and take other such actions as shall reasonably be requested by  the Borrower to effect such release of the Lien created pursuant to this Agreement.  Upon the release of  the Administrative Agent's Lien as described in the immediately preceding sentence, the Loan Asset File  will be returned to the Borrower as provided in Section 9.09.  SECTION 2.12 Increased Costs.  (a) If any Change in Law shall:

  ‐53‐    (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan,  insurance charge or similar requirement against assets of, deposits with or for the account of, or  credit extended or participated in by, any Lender;  (ii) subject  any  Lender  to  any  Taxes  (other  than  (A) Indemnified  Taxes  and  (B) Excluded Taxes) on its Advances, Commitments or other obligations, or its deposits, reserves,  other liabilities or capital attributable thereto; or  (iii) impose on any Lender or the London interbank market any other condition, cost  or expense (other than Taxes) affecting this Agreement or Advances made by such Lender;  and the result of any of the foregoing shall be to increase the cost to such Lender of making, continuing  or maintaining any Advance or of maintaining its obligation to make any such Advance or to reduce the  amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any  other  amount)  then,  within  ten  (10)  days  after  the  submission  of  the  certificate  contemplated  by  Section 2.12(c) by such Lender, the Borrower will pay to such Lender such additional amount or amounts  as will compensate such Lender for such additional costs incurred or reduction suffered; provided that,  such amount or amounts shall be no greater than the amount or amounts that such Lender is generally  claiming from its other borrowers similarly situated to the Borrower.  (b) If any Lender determines that any Change  in Law affecting such Lender or any  lending  office of such Lender or such Lender's holding company, if any, regarding capital or liquidity requirements,  has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of  such Lender's holding company, if any, as a consequence of this Agreement, the Commitments of such  Lender or the Advances made by such Lender to a level below that which such Lender or such Lender's  holding company could have achieved but for such Change in Law (taking into consideration such Lender's  policies and the policies of such Lender's holding company with respect to capital adequacy), then from  time to time the Borrower will pay to such Lender from time to time such additional amount or amounts  as will compensate such Lender or such Lender's holding company for any such reduction suffered.  (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate  such Lender or its holding company, as the case may be, as specified in Section 2.12(a) or (b) and delivered  to  the Borrower,  shall be  conclusive absent manifest error.   The Borrower  shall pay  such  Lender  the  amount shown as due on any such certificate on the next Payment Date that is not less than 10 days after  receipt thereof.  (d) Failure or delay on  the part of any  Lender  to demand  compensation pursuant  to  this  Section 2.12 shall not constitute a waiver of such Lender's right to demand such compensation; provided  that the Borrower shall not be required to compensate a Lender pursuant to this Section 2.12 for any  increased costs incurred or reductions suffered more than nine months prior to the date that such Lender  notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such  Lender's intention to claim compensation therefor (except that, if the Change in Law giving rise to such  increased  costs  or  reductions  is  retroactive,  then  the  nine‐month  period  referred  to  above  shall  be  extended to include the period of retroactive effect thereof).  SECTION 2.13 Taxes.  (a) All payments made by the Borrower or, at the direction of the Borrower, or on behalf of  the Borrower under this Agreement or any other Transaction Document will be made free and clear of

  ‐54‐    and without deduction or withholding for or on account of any Taxes, except as required by Applicable  Law.  If the Withholding Agent  shall be required by Applicable Law to withhold or deduct any Indemnified  Taxes  from  any  amounts payable  to  any Recipient  (as determined  in  the  good  faith discretion of  an  applicable Withholding Agent), then the amount payable to such Recipient will be increased (the amount  of such increase, the "Additional Amount") such that every net payment made under this Agreement after  withholding for or on account of any Indemnified Taxes (including any Indemnified Taxes on such increase)  is not less than the amount that would have been paid had no such deduction or withholding been made.   Any amounts deducted or withheld pursuant to this Section 2.13(a) will be timely paid by the applicable  Withholding Agent to the applicable Governmental Authority in accordance with Applicable Law.  (b) Without duplication of any other amount payment under Section 2.13(a) or otherwise  under this Agreement, the Borrower will indemnify each Recipient for the full amount of any Indemnified  Taxes payable or paid by such Person in respect of, or required to be withheld or deducted from, payments  made by or on behalf of the Borrower hereunder, including Indemnified Taxes imposed or assessed on or  attributable to Additional Amounts and  including penalties,  interest and expenses arising therefrom or  with respect  thereto, whether or not such Taxes were correctly or  legally  imposed or asserted by  the  relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to  the Borrower by a Recipient (with a copy to the Administrative Agent), or by the Administrative Agent on  behalf  of  a  Recipient,  shall  be  conclusive  absent  manifest  error.    All  payments  in  respect  of  this  indemnification shall be made within 15 days from the date a written invoice therefor is delivered to the  Borrower, with a copy to the Calculation Agent and Initial Lender.  (c) Each  Lender will  indemnify  the  Administrative  Agent,  the  Calculation  Agent  and  the  Collateral Custodian for (i) the full amount of Indemnified Taxes attributable to such Lender (but only to  the extent that the Borrower has not already indemnified the Administrative Agent, the Calculation Agent  and  the  Collateral  Custodian  for  such  Indemnified  Taxes  and without  limiting  any  obligation  of  the  Borrower to do so), (ii) any Taxes attributable to such Lender's failure to comply with the provisions of  Section 2.03 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable  to such Lender, in each case, that are payable or paid by the Administrative Agent, the Calculation Agent  and the Collateral Custodian in connection with any Transaction Document, and any reasonable expenses  arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or  asserted by  the relevant Governmental Authority.   A certificate as  to  the amount of such payment or  liability delivered  to  the Lender by  the Administrative Agent,  the Calculation Agent and  the Collateral  Custodian, shall be conclusive absent manifest error.  Each Lender hereby authorizes the Administrative  Agent, the Calculation Agent and the Collateral Custodian to set off and apply any and all amounts at any  time owing to such Lender under any Transaction Document or otherwise payable by the  Administrative  Agent to the Lender against any amount due to the  Administrative Agent, the Calculation Agent and the  Collateral Custodian under this clause (c). All payments in respect of this indemnification shall be made  within 15 days from the date a written invoice therefor is delivered to the Lender.  (d) Within 15 days after the date of any payment by the Borrower or, at the direction of the  Borrower, or on behalf of the Borrower, to the applicable Governmental Authority of any Taxes pursuant  to this Sections 2.13 and 11.07(b), the Borrower or the Calculation Agent, as applicable, will furnish to the  Administrative Agent at the applicable address set forth on this Agreement, the original or a certified copy  of  a  receipt  issued  by  such Governmental Authority  evidencing  such  payment,  a  copy  of  the  return  reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative  Agent (acting at the direction of the Majority Lenders) to the extent received by the Calculation Agent or  the Borrower, as applicable.

  ‐55‐    (e) Each Lender (including any assignee thereof) that is not a "United States person" within  the meaning of Section 7701(a)(30) of the Code (a "Non‐U.S. Lender") shall deliver to the Borrower, the  Calculation Agent and  the Administrative Agent  two properly completed and duly executed  copies of  whichever (if any) of the following is applicable for claiming complete exemption from, or a reduced rate  of, U.S. federal withholding tax on any payment by the Borrower under this Agreement:  (i) U.S. Internal  Revenue Service Form W‐8BEN or W‐8BEN‐E (claiming the benefits of an applicable tax treaty), W‐8IMY,  W‐8EXP  or  W‐8ECI  or  (ii)  in  the  case  of  a  Non‐U.S.  Lender  claiming  exemption  from  U.S.  federal  withholding  tax  under  Section  871(h)  or  881(c)  of  the  Code with  respect  to  payments  of  "portfolio  interest" a statement substantially in the form of Exhibit F to the effect that such Lender is eligible for a  complete exemption from withholding of U.S. Taxes under Section 871(h) or 881(c) of the Code (a "Tax  Compliance  Certificate")  and  a  Form  W‐8BEN  or  W‐8BEN‐E,  in  each  case  (A)  with  any  required  attachments (including, with respect to any Lender that provides an U.S. Internal Revenue Service Form  W‐8IMY, any of the forms or other documentation described in clauses (i) and (ii) above for any of the  direct or indirect owners of such Lender) and (B) any subsequent versions thereof or successors thereto.   In addition, each Lender (including any assignee thereof) that is not a Non‐U.S. Lender shall deliver to the  Borrower, the Administrative Agent and the Calculation Agent two copies of U.S. Internal Revenue Service  Form W‐9, properly completed and duly executed and claiming complete exemption, or shall otherwise  establish an exemption, from U.S. backup withholding.  Such forms shall be delivered by each Lender on  or about the date it becomes a party to this Agreement.  In addition, each Lender shall deliver such forms  promptly upon the obsolescence, expiration or invalidity of any form previously delivered by such Lender.   Each Lender shall promptly notify the Borrower, the Administrative Agent and the Calculation Agent at  any time it determines that it is no longer in a position to provide any previously delivered certificate to  the Borrower or  the Calculation Agent  (or any other  form of  certification adopted by  the U.S.  taxing  authorities for such purpose).  Notwithstanding any other provision of this paragraph, a Lender shall not  be required to deliver any form pursuant to this paragraph that such Lender is not legally able to deliver.    For the purposes of this Section 2.13(d), "Lender" shall include any other recipients of payments on the  Collateral as directed by any Lender to the Calculation Agent.  (f) A Lender that is entitled to an exemption from or reduction of withholding tax under the  law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party,  with respect to payments under this Agreement shall deliver to the applicable Withholding Agent, at the  time or times prescribed by Applicable Law or reasonably requested by the applicable Withholding Agent,  such properly completed and executed documentation or  information prescribed by Applicable Law as  will permit such payments to be made without withholding or at a reduced rate (or otherwise permit the  applicable Withholding Agent to determine the applicable rate of withholding); provided that such Lender  is legally entitled to complete, execute and deliver such documentation and in such Lender's reasonable  judgment  such  completion,  execution  or  submission  (other  than  such  documentation  set  forth  in  Section 2.13(e) and (g)) would not subject such Lender to any material unreimbursed cost or expense or  would not materially prejudice the legal or commercial position of such Lender.  (g) If a payment made to a Lender under any Transaction Document would be subject to U.S.  federal withholding Tax  imposed by FATCA  if  such  Lender were  to  fail  to  comply with  the applicable  reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as  applicable), such Lender shall deliver to the Borrower, the Administrative Agent and the Calculation Agent  at the time or times prescribed by law and at such time or times reasonably requested by the Borrower,  the  Administrative  Agent  or  Calculation  Agent  such  documentation  prescribed  by  Applicable  Law  (including  as  prescribed  by  Section  1471(b)(3)(C)(i)  of  the  Code)  and  such  additional  documentation  reasonably requested by the Borrower, Administrative Agent or Calculation Agent as may be necessary

  ‐56‐    for the Borrower, Administrative Agent and Calculation Agent to comply with its obligations under FATCA  and  to  determine  that  such  Lender  has  complied with  such  Lender's  obligations  under  FATCA  or  to  determine the amount,  if any, to deduct and withhold from such payment.   Solely for purposes of this  Section 2.13(g), "FATCA" shall include any amendments made to FATCA after the date of this Agreement.  (h) If  any Recipient determines,  in  its  sole discretion,  exercised  in  good  faith,  that  it has  received a refund of any Taxes for which it was indemnified by the Borrower, or the Calculation Agent on  behalf of the Borrower, in each case, pursuant to this Section 2.13 or with respect to which the Borrower,  Administrative Agent or the Calculation Agent on behalf of the Borrower, in each case, has paid Additional  Amounts pursuant to this Section 2.13, it shall pay to the Borrower an amount equal to such refund (but  only  to  the  extent  of  indemnity  payments  made,  or  additional  amounts  paid,  by  the  Borrower,  Administrative  Agent  or  the  Calculation  Agent  on  behalf  of  the  Borrower,  in  each  case,  under  this  Section 2.13 with  respect  to  the  Taxes  or  Additional  Amounts  giving  rise  to  such  refund),  net  of  all  reasonable out‐of‐pocket expenses (including additional Taxes, if any) of such Recipient, as the case may  be, incurred in obtaining such refund, and without interest (other than any interest paid by the relevant  Governmental Authority with respect to such refund).  The Borrower, upon the request of such Recipient,  shall repay to such Recipient the amount paid over pursuant to this Section 2.13(h) (plus any penalties,  interest  or  other  charges  imposed  by  the  relevant  Governmental  Authority)  in  the  event  that  such  Recipient is required to repay such refund to such Governmental Authority.  Notwithstanding anything to  the contrary in this Section 2.13(h), in no event will the Recipient be required to pay any amount to the  Borrower pursuant  to  this  Section 2.13(h)  the payment of which would place  the Recipient  in  a  less  favorable  net  after‐Tax  position  than  the  Recipient  would  have  been  in  if  the  Tax  subject  to  indemnification and giving rise to such refund had not been deducted, withheld or otherwise  imposed  and the indemnification payments or additional amounts with respect to such Tax had never been paid.   This paragraph shall not be construed to require any Recipient to make available its Tax returns (or any  other information relating to its Taxes that it deems confidential) to the Borrower or any other Person.  (i) [Reserved].  (j) The Administrative Agent (and any assignee or successor) will deliver to the Borrower, on  or prior  to  the execution and delivery of  this Agreement  (or, assignment or succession,  if applicable),  either  (i)  two  (2)  executed  copies  of  IRS  Form W‐8ECI with  respect  to  any  amounts  payable  to  the  Administrative Agent for  its own account or (ii) two (2) executed copies of IRS Form W‐9, whichever  is  applicable, and with the effect that the Borrower can make payments to the Administrative Agent without  deduction or withholding of any taxes imposed by the United States.  (k) Without prejudice to the survival of any other agreement of the Borrower hereunder, the  agreements and obligations of the Borrower contained in this Section 2.13 survive the termination of this  Agreement.  SECTION 2.14 Extension of Revolving Period and Stated Maturity Date  (a) The Borrower may, by notice to the Administrative Agent and the Lenders (and, if KBRA  is providing a rating with respect to the Borrower, to KBRA) not later than 30 days prior to the date set  forth  in clause (i) of the definition of Revolving Period (the "Initial Revolving Period"), request that the  Lenders extend the Revolving Period to a date occurring one year from the last day of the Initial Revolving  Period and  the Stated Maturity Date  to a date occurring  five years after  the  last day of  the Revolving  Period  (after  giving  effect  to  such  extension).    The  Borrower may  only make  a  request  under  this

  ‐57‐    Section 2.14(a) once.    If  the Borrower extends  the Revolving Period pursuant  to  this Section 2.14,  the  Borrower shall pay to the Lenders an extension fee equal to 0.25% of the Maximum Facility Amount in  effect as of such extension date.  (b) Notwithstanding the foregoing, the extension of the Revolving Period and Stated Maturity  Date pursuant to this Section 2.14 shall not be effective with respect to any Lender unless:  (i) no Unmatured Event of Default, Event of Default, Market Trigger Event or Rating  Event shall have occurred and be continuing on the date of such extension and after giving effect  thereto; and  (ii) the  representations and warranties  contained  in  this Agreement are  true and  correct  in all material respects on and as of the date of such extension and after giving effect  thereto, as though made on and as of such date (or,  if any such representation or warranty  is  expressly stated to have been made as of a specific date, as of such specific date).  (c) In connection with any extension of the Revolving Period and Stated Maturity Date, the  Borrower, the Administrative Agent and each Lender may make such amendments to this Agreement as  the  Administrative  Agent  (acting  at  the  direction  of  the  Initial  Lender)  and  the  Borrower mutually  determine to be reasonably necessary to evidence the extension.  SECTION 2.15 Increase in Commitments.  (a) On or prior  to 18 months after  the Closing Date,  the Borrower may, by notice  to  the  Administrative Agent (who shall promptly notify the Lenders) and to KBRA (if KBRA is providing a rating  with respect to the Borrower), request increases in the Commitments denominated in U.S. Dollars (each  such increase, an "Incremental Commitment") by a minimum amount of $50,000,000 and (1) an aggregate  amount of $100,000,000, or (2) such higher amount as mutually agreed in writing between the Borrower  and the Lenders in their sole discretion.  (b) An  Incremental  Commitment may  be  provided  by  any  Lender  (each  such  Lender,  an  "Incremental  Lender");  provided  that  each  Incremental  Lender  that  is  not  the  Initial  Lender  shall  be  subject to the consent of the Initial Lender, which consent by the Initial Lender may be withheld in the  sole discretion of the  Initial Lender.   Notwithstanding anything herein to the contrary, no Lender shall  have any obligation to agree to increase its Commitment pursuant to this Section 2.15 and any election  to do so shall be  in  the sole discretion of such Lender; provided  that with  respect  to any  Incremental  Commitment set forth in clause (a)(1), each Lender shall be obligated to increase its Commitment by such  Lender's then‐existing Pro Rata Share of such Incremental Commitment.  (c) The  Calculation  Agent  and  the  Borrower  shall  determine  the  effective  date  for  such  increase pursuant to this Section 2.15 (an "Incremental Commitment Effective Date") and, if applicable,  the final allocation of such increase among the Persons providing such increase; provided, that, such date  shall be a Business Day at  least  ten  (10) Business Days after delivery of  the  request  for such  increase  (unless otherwise approved by the Calculation Agent) and at least 30 days prior to the end of the Revolving  Period.  To effect such increase, the Borrower, the applicable Incremental Lenders and the Administrative  Agent  (but no other  Lenders or Persons)  shall enter  into one or more agreements, each  in  form and  substance satisfactory to the Borrower and the Administrative Agent, pursuant to which the applicable  Incremental  Lenders  will  provide  the  Incremental  Commitments.    Effective  as  of  the  applicable  Incremental Commitment Effective Date, subject to the terms and conditions set forth in this Section 2.15,

  ‐58‐    each Incremental Commitment shall be a Commitment (and not a separate facility hereunder) and the  Advances made by the applicable Incremental Lenders on such Incremental Commitment Effective Date  pursuant to Section 2.15(e) shall be Advances, for all purposes of this Agreement.  (d) Notwithstanding  the  foregoing,  no  increase  in  the  Commitments  pursuant  to  this  Section 2.15 shall be effective with respect to any Incremental Lender unless:  (i) no Unmatured Event of Default, Event of Default, Market Trigger Event or Rating  Event shall have occurred and be continuing on the Incremental Commitment Effective Date and  after giving effect to such increase;  (ii) the  representations and warranties  contained  in  this Agreement are  true and  correct  in all material respects  (except  that any representation qualified as  to "materiality" or  "Material Adverse Effect" shall be true and correct in all respects as so qualified) on and as of the  Incremental Commitment Effective Date and after giving effect to such increase, as though made  on and as of such date (or, if any such representation or warranty is expressly stated to have been  made as of a specific date, as of such specific date);  (iii) the  Calculation  Agent  shall  have  received,  for  the  benefit  of  Barings  LLC,  as  Investment Adviser to the Initial Lender, MassMutual Ascend Life Insurance Company and C.M.  Life Insurance Company as Lenders, an upfront fee in the amount of 1.00% on any Incremental  Lender’s Incremental Commitment; and  (iv) the  Administrative  Agent  shall  have  received  one  or  more  agreements  contemplated above, providing for Incremental Commitments in the amount of such increase.  As  of  such  Incremental  Commitment  Effective  Date,  upon  the  Administrative  Agent's  receipt  of  the  documents  required  by  Section  2.15(d)(iv),  the  Administrative  Agent  shall  record  the  information  contained in the applicable agreement contemplated above in the Register and give prompt notice of the  increase in the Commitments to the Borrower and the Lenders (including each Incremental Lender).  (e) On each Incremental Commitment Effective Date, if there are Advances then outstanding,  the Borrower shall be deemed to prepay such Advances and deemed to reborrow Advances  from the  Incremental Lenders, as shall be necessary in order that, after giving effect to such deemed prepayments  and borrowings, all Advances will be held ratably by the Lenders (including the Incremental Lenders) in  accordance  with  their  respective  Pro  Rata  Share  after  giving  effect  to  the  applicable  Incremental  Commitments and the Lenders shall make such payments or adjustments as are equitable (or purchase  participations  in the Advances) so that the Advances will be held ratably by the Lenders (including the  Incremental  Lenders)  in  accordance  with  their  respective  Pro  Rata  Share  after  giving  effect  to  the  applicable  Incremental  Commitments  (or,  if  the  Lenders  otherwise  agree,  the  Lenders,  including  the  Incremental Lenders, may assign portions of the outstanding Advances to accomplish the same result).  SECTION 2.16 Mitigation Obligations; Replacement of Lenders.  (a) If any Lender requests compensation under Section 2.12, or requires the Borrower to pay  any  Indemnified  Taxes  or Additional Amounts  to  any  Lender  or  any Governmental Authority  for  the  account of any Lender pursuant to Section 2.13, then such Lender shall (at the request of Borrower) use  reasonable efforts to designate a different lending office for funding or booking its Advances hereunder  or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the

  ‐59‐    judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable  pursuant to Section 2.12 or Section 2.13, as the case may be, in the future, and (ii) in each case, would not  subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous  to  such  Lender; provided  that no  such assignment  shall be effected  if  the assignee  is not a Qualified  Purchaser.  The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender  in connection with any such designation or assignment.  (b) If any Lender requests compensation under Section 2.12, or if the Borrower is required to  pay any Indemnified Taxes or Additional Amounts to any Lender or any Governmental Authority for the  account of any Lender pursuant to Section 2.13 and, in each case, such Lender has declined or is unable  to designate a different lending office in accordance with Section 2.16(a), or if any Lender is a Defaulting  Lender, then the Borrower may, at its sole expense and effort, upon written notice to such Lender and  the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance  with  and  subject  to  the  restrictions  contained  in,  and  consents  required by,  Section 11.04),  all of  its  interests, rights (other than its existing rights to payments pursuant to Section 2.12 or Section 2.13) and  obligations under this Agreement and the related Transaction Documents to an Eligible Assignee that shall  assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment);  provided, that:  (i) such Lender shall have received payment of an amount equal to the outstanding  principal of its Advances and participations, accrued interest thereon, accrued fees and all other  amounts payable to it hereunder and under the other Transaction Documents from the assignee  (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the  case of all other amounts);  (ii) in the case of any such assignment resulting from a claim for compensation under  Section 2.12 or payments required to be made pursuant to Section 2.13, such assignment will  result in a reduction in such compensation or payments thereafter; and  (iii) such assignment does not conflict with Applicable Law.  Any Lender shall not be required to make any such assignment or delegation if, prior thereto, as  a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such  assignment and delegation cease to apply.  SECTION 2.17 Defaulting Lenders.  (a) Defaulting Lender Adjustments.  Notwithstanding anything to the contrary contained in  this Agreement,  if any Lender becomes a Defaulting Lender, then, until such time as such Lender  is no  longer a Defaulting Lender, to the extent permitted by Applicable Law:  (i) Waivers  and  Amendments.    Such  Defaulting  Lender's  right  to  approve  or  disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted  as set forth in the definition of Majority Lenders and Section 11.01.  (ii) Defaulting Lender Waterfall.   Any payment of principal,  interest,  fees or other  amounts received by the Administrative Agent for the account of such Defaulting Lender (whether  voluntary  or mandatory,  at maturity,  pursuant  to Article VI  or  otherwise)  or  received  by  the  Administrative Agent from a Defaulting Lender pursuant to Section 11.13 shall be applied at such

  ‐60‐    time or times as may be determined by the Calculation Agent as follows:  first, to the payment of  any  amounts  owing  by  such Defaulting  Lender  to  the  Administrative  Agent  and  then  to  the  Calculation Agent hereunder; second, as the Borrower may request  (so  long as no Unmatured  Event of Default or Event of Default exists), to the funding of any Advance in respect of which such  Defaulting  Lender  has  failed  to  fund  its  portion  thereof  as  required  by  this  Agreement,  as  determined by the Calculation Agent; third,  if so determined by the Calculation Agent and the  Borrower,  to be held  in  an  account  and  released pro  rata  in order  to  satisfy  such Defaulting  Lender's potential  future  funding obligations with  respect  to Advances under  this Agreement;  fourth, as such amounts are provided to the Administrative Agent, to the payment of any amounts  owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by  any Lender against such Defaulting Lender as a result of such Defaulting Lender's breach of  its  obligations  under  this Agreement;  fifth,  as  such  amounts  are  provided  to  the Administrative  Agent, so long as no Unmatured Event of Default or Event of Default exists, to the payment of any  amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction  obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender's  breach of its obligations under this Agreement; and sixth, as such amounts are provided to the  Administrative Agent, to such Defaulting Lender or as otherwise directed by a court of competent  jurisdiction;  provided  that  if  (A) such  payment  is  a  payment  of  the  principal  amount  of  any  Advances in respect of which such Defaulting Lender has not fully funded its appropriate share  and (B) such Advances were made at a time when the conditions set forth in Section 3.02 were  satisfied or waived, such payment shall be applied solely to pay the Advances of all Non‐Defaulting  Lenders  on  a  pro  rata  basis  prior  to  being  applied  to  the  payment  of  any Advances  of  such  Defaulting Lender until such time as all Advances are held by the Lenders pro rata in accordance  with  the Commitments.   Any payments, prepayments or other amounts paid or payable  to a  Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant  to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender  irrevocably consents hereto.  (iii) Unused Commitment Fees.  No Defaulting Lender shall be entitled to receive any  unused commitment fee pursuant to Section 2.06(b) for any period during which that Lender is a  Defaulting Lender  (and the Borrower shall not be required to pay any such fee that otherwise  would have been required to have been paid to that Defaulting Lender).  (b) Defaulting Lender Cure.  If the Borrower and (if not a Defaulting Lender) the Initial Lender  agree  in writing that a Lender  is no  longer a Defaulting Lender, the Borrower will so notify the parties  hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth  therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Advances  of  the  other  Lenders  or  take  such  other  actions  as  the  Administrative  Agent may  determine  to  be  necessary to cause the Advances to be held pro rata by the Lenders in accordance with the Commitments,  whereupon, such Lender will cease to be a Defaulting Lender; provided that (i) no adjustments will be  made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while  that  Lender was a Defaulting  Lender and  (ii) except  to  the extent otherwise expressly agreed by  the  affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release  of any claim of any party hereunder arising from that Lender's having been a Defaulting Lender.  (c) Termination of Defaulting Lender.  The Borrower may terminate the unused amount of  the Commitment of any Lender that is a Defaulting Lender upon not less than ten (10) Business Days' prior  notice to the Administrative Agent (which shall promptly notify the Lenders thereof), and in such event

  ‐61‐    the provisions of Section 2.17(a)(ii) will apply  to all amounts  thereafter paid by  the Borrower  for  the  account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees,  indemnity or other amounts); provided that (i) no Event of Default shall have occurred and be continuing  and (ii) such termination shall not be deemed to be a waiver or release of any claim the Borrower, the  Administrative Agent or any Lender may have against such Defaulting Lender.  (d) Market Trigger Event Cure. In the event a Market Trigger Event occurs, the Borrower may  cure  such Market  Trigger Event within  ten  (10) Business Days of  such occurrence; provided  that  the  Borrower shall notify the Calculation Agent in writing of such occurrence and cause any or a combination  of:  (i) cash to be deposited into one or more Collection Accounts (the "Cure Contributions"), (ii) additional  Eligible Portfolio Assets to be transferred to the Borrower or (iii) repayment of Advances Outstanding,  collectively, in an amount equal to the amount required to cure such Market Trigger Event.  SECTION 2.18 Benchmark Replacement Setting.   (a) Temporary. If (i) the Initial Lender determines (which determination shall be conclusive  and binding absent manifest error)  that Term SOFR  cannot be determined pursuant  to  the definition  thereof or (ii) the Initial Lender determines that for any reason Term SOFR does not adequately and fairly  reflect  the  cost  to  the  Lenders of  funding any Advance,  the  Initial  Lender will promptly  so notify  the   Borrower,  the Administrative Agent and each  Lender. Upon notice  thereof by  Initial  Lender, unless a  Benchmark  Transition  Event  has  occurred,  any  outstanding  Advance  will  be  deemed  to  have  been  converted into an advance bearing interest at the Base Rate plus the Applicable Spread.  (b) Permanent.  (i) Benchmark Replacement. Notwithstanding anything to the contrary herein, upon  the occurrence of a Benchmark Transition Event, the Initial Lender and the Borrower may amend  this Agreement to replace the then‐current Benchmark with a Benchmark Replacement. Any such  amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on  the fifth Business Day after the Initial Lender has posted such proposed amendment to all Lenders  and the Borrower. Unless and until a Benchmark Replacement is effective in accordance with this  subsection, all Advances shall bear interest at the Base Rate plus the Applicable Spread.  (ii) Benchmark  Replacement  Conforming  Changes.    In  connection  with  the  use,  administration, adoption or implementation of a Benchmark Replacement, the Initial Lender will  have the right to make Conforming Changes from time to time and, notwithstanding anything to  the  contrary  herein,  any  amendments  implementing  such  Conforming  Changes will  become  effective without any further action or consent of any other party to this Agreement.  (iii) Notices;  Standards  for  Decisions  and  Determinations.    The  Initial  Lender will  promptly notify the Borrower, the Administrative Agent and the Lenders of the implementation  of  any  Benchmark  Replacement  and  the  effectiveness  of  any  Benchmark  Replacement  Conforming Changes.   Any determination, decision or election that may be made by the  Initial  Lender or,  if applicable,  the Borrower or Lenders pursuant  to  this Section 2.18,  including any  determination with respect to a rate or adjustment or of the occurrence or non‐occurrence of an  event, circumstance or date and any decision to take or refrain from taking any action, will be  conclusive and binding absent manifest error and may be made in its or their sole discretion and  without consent from any other party hereto.

  ‐62‐    ARTICLE III.  CONDITIONS PRECEDENT  SECTION 3.01 Conditions Precedent to Effectiveness.  (a) This  Agreement  becomes  effective  upon,  and  no  Lender  is  obligated  to  make  any  Advance, nor is any Lender, the Collateral Custodian, the Calculation Agent or the Administrative Agent  obligated  to  take,  fulfill or perform any other action hereunder until,  the satisfaction of  the  following  conditions precedent:  (i) this Agreement, all other Transaction Documents (other than the Administrative  Agent Fee Letter and the Collateral Custodian Fee Letter) and all other agreements, instruments,  certificates and other documents listed on Schedule II have been duly executed by, and delivered  to, the parties hereto and thereto;  (ii) all up‐front  expenses  and  fees  (including  reasonable  and documented out‐of‐ pocket  legal  fees  and  any  fees  required  under  the  Fee  Letters)  that  are  required  to  be  paid  hereunder or by the Fee Letters and are  invoiced at  least  three  (3) Business Days prior to  the  Closing Date have been paid in full;  (iii) the representations contained in Sections 4.01, 4.02 and 4.06 are true and correct  in all material respects (except that any representation qualified as to "materiality" or "Material  Adverse  Effect"  shall  be  true  and  correct  in  all  respects  as  so  qualified)  (as  certified  by  the  Borrower);  (iv) the Borrower has received all material governmental, shareholder and third party  consents and approvals necessary or  reasonably  required  in  connection with  the  transactions  contemplated by this Agreement and the other Transaction Documents and all applicable waiting  periods have expired without any action being  taken by any Person  that could  reasonably be  expected to restrain, prevent or impose any material adverse conditions on the Borrower or such  other transactions or that could seek or threaten any of the foregoing, and no law or regulation  is applicable which could reasonably be expected to have such effect;  (v) no action, proceeding or investigation has been instituted or, to the knowledge  of the Borrower after due inquiry, threatened or proposed before any Governmental Authority to  enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to  or arises out of this Agreement or the other Transaction Documents or the consummation of the  transactions contemplated hereby or  thereby, or which,  in  the  Initial Lenders'  sole discretion,  would make it inadvisable to consummate the transactions contemplated by this Agreement or  the other Transaction Documents or the consummation of the transactions contemplated hereby  or thereby;  (vi) the Borrower shall have obtained an  investment grade  rating  (BBB‐ or higher)  from an Acceptable Rating Agency, such as KBRA, and the Initial Lender shall have a received a  copy of any rating letter issued in connection therewith; and  (vii) the Administrative Agent has received all documentation and other information  requested by the Administrative Agent acting at the direction of the Majority Lenders or required  by regulatory authorities with respect to the Borrower and the Calculation Agent under applicable

  ‐63‐    "know  your  customer"  and  anti‐money  laundering  rules  and  regulations,  including  the  USA  PATRIOT Act, all in form and substance reasonably satisfactory to the Administrative Agent.  SECTION 3.02 Conditions Precedent  to All Advances.   Each Advance  (including  the  Initial Advance)  is  subject to the further conditions precedent that:  (a) On the  Initial Advance Date for the  Initial Advance, the following conditions precedent  have been satisfied (in addition to those conditions precedent set forth in Section 3.02(c)):  (i) Each Collection Account has been established pursuant  to an Account Control  Agreement and the Secured Parties have been provided with full access to such account;  (ii) the  Expense  Reserve  Account  has  been  established  pursuant  to  an  Account  Control Agreement and the Secured Parties have been provided with full access to such account;    (iii) the Operating Account  has  been  established  pursuant  to  an Account  Control  Agreement and the Secured Parties have been provided with read‐only electronic access to such  account;   (iv) each  Custody  Account  has  been  established  pursuant  to  an  Account  Control  Agreement and the Secured Parties have been provided with full access to such account; and  (v) after giving effect to the use of proceeds for such Initial Advance, the Borrower  will, with respect to the Eligible Portfolio Assets (other than Closing Date Participations) obtain  valid ownership interests in such initial pool of Eligible Portfolio Assets and all actions required to  be taken or performed under Section 3.04 with respect to the Transfer of such Eligible Portfolio  Assets has been, or will be simultaneously with such Transfer, taken or satisfied.  (b) On  the  Advance  Date  for  an  Advance  other  than  the  Initial  Advance,  the  following  conditions  precedent  have  been  satisfied  (in  addition  to  those  conditions  precedent  set  forth  in  Section 3.02(c)):  (i) with  respect  to an Advance  to be made  to  the Borrower  in connection with a  Delayed Draw, LTV does not exceed 65%; and  (ii) with respect to an Advance to be made to the Borrower in connection with the  Transfer of Eligible Portfolio Assets of the Borrower (whether by origination, sale or contribution):  (A) if such Transfer occurs after the Revolving Period, the Initial Lender has  consented  in  writing  to  such  Transfer  (such  consent  to  be  given  or  withheld in the Initial Lender's sole discretion);  (B) the Eligible Portfolio Assets subject to such Transfer are Eligible Portfolio  Assets unless the Calculation Agent otherwise agrees in writing;  (C) [reserved]; and  (D) after giving effect to the use of proceeds of such Advance, the Borrower  will obtain valid ownership interests in such Eligible Portfolio Assets and

  ‐64‐    all actions  required  to be  taken or performed under Section 3.04 with  respect to the Transfer of such Eligible Portfolio Assets has been, or will  be simultaneously with such Transfer, taken or satisfied.  (c) On  the  Advance  Date  of  an  Advance  (including  the  Initial  Advance),  the  following  statements are true and correct and the Borrower by accepting such Advance is deemed to have certified  that:  (i) the  Borrower  has  delivered  to  the  Administrative  Agent  (with  a  copy  to  the  Calculation Agent and Initial Lender) a Notice of Borrowing and a Borrowing Base Certificate as  provided in Section 2.02(a);  (ii) on and as of  such Advance Date, after giving effect  to  such Advance and  the  transactions related thereto, including the use of proceeds thereof, the Advances Outstanding do  not exceed the Maximum Availability on such Advance Date;  (iii) no Market Trigger Event or Rating Event (unless waived in writing by the Initial  Lender in its sole discretion, which waiver may be by electronic mail), Unmatured Event of Default  or  Event  of  Default  has  occurred  and  is  continuing,  or would  result  from  such  Advance  or  application of proceeds therefrom;  (iv) the representations contained in Sections 4.01, 4.02 and 4.06 are true and correct  in all material respects (except that any representation qualified as to "materiality" or "Material  Adverse Effect" shall be true and correct  in all respects as so qualified) before and after giving  effect to such Advance and to the application of proceeds therefrom, on and as of such day as  though made on and as of such date (or, in the case of any such representation expressly stated  to have been made as of a specific date, as of such specific date);  (v) with  respect  to  the Transfer of any Portfolio Asset on  such Advance Date, all  actions required to be taken or performed under Section 3.04 with respect to such Transfer have  been taken or satisfied in all material respects; and  (vi) all expenses and fees (including reasonable and documented out‐of‐pocket legal  fees and any fees required under the Fee Letters) that are required to be paid hereunder or by  the Fee Letters have been paid in full.  (d) On or prior  to  the Advance Date  for  any Advance,  the Borrower has provided  to  the  Administrative Agent and the Calculation Agent (which may be provided electronically) the Loan Asset  Schedule  as  updated  to  include  each  of  the  Eligible  Portfolio Assets  included  in  the Borrowing Base  Certificate delivered in connection with such Advance.  SECTION 3.03 Advances Do Not Constitute a Waiver.  No Advance made hereunder constitutes a waiver  of any condition to any Lender's obligation to make such an Advance unless such waiver is in writing and  executed by such Lender.  SECTION 3.04 Conditions to Transfers of Portfolio Assets.  Each Transfer of a Portfolio Asset is subject to  the further conditions precedent that:

  ‐65‐    (a) if  such Transfer occurs after  the Revolving Period,  the  Initial Lender has consented  in  writing to such Transfer (such consent to be given or withheld in the Initial Lender's reasonable discretion);  (b) the Borrower has delivered  to  the Administrative Agent  (with a copy  to  the Collateral  Custodian, Calculation Agent and Initial Lender) no later than 2:00 p.m. on the date that is one Business  Day prior to the related Cut‐Off Date (i) a Borrowing Base Certificate and (ii) a Loan Asset Schedule,  in  each case reflecting the Transfer of such Portfolio Asset;  (c) [reserved];  (d) all  actions  required  to  be  taken  or  performed  (including  the  filing  of  UCC  financing  statements)  to  give  the  Administrative  Agent,  for  the  benefit  of  the  Secured  Parties,  a  first  priority  perfected  security  interest  (subject only  to Permitted Liens)  in  such Portfolio Asset and  the proceeds  thereof have been taken or performed; and  (e) no Event of Default exists or would result from such Transfer.  Each  Transfer  of  a  Portfolio  Asset  pursuant  to  this  Section  3.04  is  deemed  a  representation  by  the  Borrower that the conditions specified in this Section 3.04 have been met.  For purposes of determining compliance with the conditions specified in this Section, each Lender that  has signed  this Agreement,  the Collateral Custodian and  the Administrative Agent shall be deemed  to  have consented to, approved or accepted or to be satisfied with, each document or other matter required  thereunder to be consented to or approved by or acceptable or satisfactory to a Lender or the Collateral  Custodian or the Administrative Agent unless Borrower shall have received notice from such Lender, the  Collateral  Custodian  or  the  Administrative  Agent  prior  to  the  proposed  Closing  Date  specifying  its  objection thereto.  ARTICLE IV.  REPRESENTATIONS  SECTION 4.01 Representations of the Borrower.  The Borrower hereby represents to the Secured Parties  as follows:  (a) Organization, Good Standing and Due Qualification.   The Borrower  is a  limited  liability  company duly organized, validly existing and  in good standing under  the  laws of the  jurisdiction of  its  organization, with  all  requisite  limited  liability  company  power  and  authority  necessary  to  own  the  Portfolio Assets and the Collateral and to conduct its business as such business is presently conducted and  to  enter  into  and  perform  its  obligations  pursuant  to  this  Agreement  and  the  other  Transaction  Documents  to which  it  is a party.   The Borrower  is duly qualified  to do business as a  limited  liability  company, and has obtained all licenses and approvals under the laws of the State of Delaware, and in all  other jurisdictions necessary to own its assets and to transact the business in which it is engaged, and is  duly qualified, and in good standing under the laws of the State of Delaware, and in each other jurisdiction  where the transaction of such business or its ownership of the Portfolio Assets and the Collateral and the  conduct of its business requires such qualification except as would not reasonably be expected to have a  Material Adverse Effect.  (b) Power and Authority; Due Authorization; Execution and Delivery.   The Borrower (i) has  the power, authority and legal right to (A) execute and deliver this Agreement and the other Transaction

  ‐66‐    Documents to which it is a party and (B) perform and carry out the terms of this Agreement and the other  Transaction Documents to which it is a party and the transactions contemplated thereby and (ii) has taken  all necessary action to (A) authorize the execution, delivery and performance of this Agreement and each  of the other Transaction Documents to which it is a party, (B) grant to the Administrative Agent, for the  benefit of the Secured Parties, a first priority perfected security interest in the Collateral on the terms and  conditions of this Agreement and the other Transaction Documents, subject only to Permitted Liens and  (C) authorize  the Calculation Agent  to perform  the actions contemplated herein.   This Agreement and  each other Transaction Document to which the Borrower is a party have been duly executed and delivered  by Holdings and the Borrower.  (c) Binding Obligation.   This Agreement and each of  the other Transaction Documents  to  which  the  Borrower  is  a  party  constitutes  the  legal,  valid  and  binding  obligation  of  the  Borrower,  enforceable against the Borrower in accordance with their respective terms, except as the enforceability  hereof and thereof may be limited by Bankruptcy Laws and by general principles of equity.  (d) All Consents Required.  No consent of any other party and no consent, license, approval  or authorization of, or registration or declaration with, any Governmental Authority, bureau or agency is  required in connection with the execution, delivery or performance by the Borrower of this Agreement or  any Transaction Document to which it is a party or the validity or enforceability of this Agreement or any  such Transaction Document or the transfer of an ownership interest in the Portfolio Assets or grant of a  security interest in the Collateral, other than such as have been met or obtained and are in full force and  effect.  (e) No Violation.  The execution, delivery and performance of this Agreement and the other  Transaction  Documents  and  all  other  agreements  and  instruments  executed  and  delivered  or  to  be  executed and delivered  in connection with the Transfer of any Portfolio Asset will not (i) conflict with,  result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse  of  time or both) a default under,  the Borrower's  certificate of  formation or  limited  liability  company  agreement (ii) result in the creation or imposition of any Lien on the Collateral other than Permitted Liens  or  (iii) violate any Applicable Law  in any material respect or  (iv) violate any material contract or other  material agreement to which the Borrower  is a party or by which the or any property or assets of the  Borrower may be bound.  (f) No Proceedings.   There  is no  litigation, proceeding or  investigation pending or,  to  the  knowledge of the Borrower, threatened against the Borrower or any properties of the Borrower, before  any  Governmental  Authority  (i) asserting  the  invalidity  of  this  Agreement  or  any  other  Transaction  Document,  (ii) seeking  to prevent  the  consummation of any of  the  transactions contemplated by  this  Agreement or any other Transaction Document or (iii) that could reasonably be expected to be adversely  determined, and, if so determined, either individually or in the aggregate would reasonably be expected  to have a Material Adverse Effect.  (g) No Liens.  The Collateral is owned by the Borrower free and clear of any Liens except for  Permitted Liens.  (h) Transfer  of  Collateral.    Except  as  otherwise  expressly  permitted  by  the  terms  of  this  Agreement, no item of Collateral has been Sold, assigned or pledged by the Borrower to any Person, other  than in accordance with Article II and the grant of a security interest therein in favor of the Administrative  Agent, for the benefit of the Secured Parties, pursuant to the terms of this Agreement.

  ‐67‐    (i) Sole Purpose.   The Borrower has been  formed  solely  for  the purpose of, and has not  engaged in any business activity other than, the acquisition of commercial loans, the pledge and financing  thereof  and  transactions  incidental  thereto  and  activities  of  the  type  expressly  permitted  under  Section 5.01(a).  The Borrower is not party to any agreements other than this Agreement and the other  Transaction Documents to which it is a party and the Required Loan Documents and other agreements  listed on the Loan Asset Checklist for each Portfolio Asset in respect of which the Borrower is a lender or  loan participant.  (j) Separate Entity.  The Borrower is operated as an entity with assets and liabilities distinct  from those of the Equityholder (other than for tax purposes), and any Affiliates thereof, and the Borrower  hereby acknowledges that the Administrative Agent and the Lenders are entering into the transactions  contemplated by this Agreement in reliance upon the Borrower's identity as a separate legal entity from  the Equityholder, and from each such other Affiliate of the Equityholder (other than for tax purposes).  (k) No Injunctions.  To the knowledge of the Borrower after due inquiry, no injunction, writ,  restraining  order  or  other  order  of  any  nature  adversely  affects  the  Borrower's  performance  of  its  obligations under this Agreement or any Transaction Document to which the Borrower is a party.  (l) Taxes.   All  tax  returns  (including all  foreign,  federal, State,  local and other  tax  returns  whether filed on a standalone or group basis) required to be filed by, on behalf of or with respect to the  income and assets of the Borrower (Including the Collateral) have been timely filed and the Borrower is  not liable for Taxes payable by any other Person, except as could not reasonably be expected to have a  Material Adverse Effect.  The Borrower has paid or made adequate provisions for the payment of all Taxes  made against it or any of its property (including the Collateral) except for those Taxes being contested in  good  faith by  appropriate proceedings  and  in  respect of which  it has  established proper  reserves  in  accordance with GAAP on its books or as could not reasonably be expected to have a Material Adverse  Effect.  Other than Permitted Liens, no Tax Lien or similar adverse claim has been filed, and no claim is  being asserted in writing, with respect to any such Tax.  (m) Location.    Except  as  permitted  pursuant  to  Section 5.02(n),  the  Borrower's  location  (within the meaning of Article 9 of the UCC) is Delaware.  Except as permitted pursuant to Section 5.02(n),  the  principal  place  of  business  and  chief  executive  office  of  the  Borrower  (and  the  location  of  the  Borrower's  records  regarding  the  Collateral  (other  than  those  delivered  to  the  Collateral  Custodian  pursuant to this Agreement)) is located at the address set forth under its name in Section 11.02.  (n) Tradenames.  Except as permitted pursuant to Section 5.02(n), the Borrower's legal name  is as set forth in this Agreement.  Except as permitted pursuant to Section 5.02(n), the Borrower has not  changed  its name since  its formation; does not have tradenames, fictitious names, assumed names or  "doing business as" names.   The Borrower's only  jurisdiction of  formation  is Delaware, and, except as  permitted pursuant to Section 5.02(n), the Borrower has not changed its jurisdiction of formation.  (o) No Subsidiaries.   The Borrower does not own or hold the equity  interests  in any other  Person.  (p) Reports Accurate.  All Notices of Borrowing, Borrowing Base Certificates and other written  or electronic information, exhibits, financial statements, documents, books, records or reports furnished  by the Borrower to the Administrative Agent, the Calculation Agent, the Initial Lender or the Collateral  Custodian  in connection with this Agreement and the other Transaction Documents are accurate, true  and correct in all material respects as of the date hereof, and no such document contains any material

  ‐68‐    misstatement of  fact or omits  to  state a material  fact or any  fact necessary  to make  the  statements  contained therein not materially misleading as of the date hereof; provided that solely with respect to  written  or  electronic  information  (other  than  information  presented  in  a  Notice  of  Borrowing  or  Borrowing Base Certificate)  furnished by  the Borrower which was provided  to  the Borrower  from an  Obligor or any of its Affiliates or representatives with respect to a Portfolio Asset, such information need  only be accurate, true and correct to the knowledge of the Borrower.  (q) Exchange Act Compliance; Regulations T, U and X.  None of the transactions contemplated  herein or in the other Transaction Documents (including the use of Proceeds from the sale of any item in  the Collateral) will violate or result in a violation of Section 7 of the Exchange Act or Regulations T, U and  X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II.  The Borrower does not  own or intend to carry or purchase, and no proceeds from the Advances will be used to carry or purchase,  any "margin stock" within the meaning of Regulation U or to extend "purpose credit" within the meaning  of Regulation U.  (r) Event of Default or Unmatured Event of Default.  No event has occurred which constitutes  an Event of Default or Unmatured Event of Default, in each case, which has not been previously disclosed  to the Administrative Agent and Initial Lender in writing.  (s) ERISA.  Except as would not, individually or in the aggregate, reasonably be expected to  result  in  a Material Adverse  Effect,  (i) the present  value of  all  vested benefit obligations under  each  "employee  pension  benefit  plan"  as  such  term  is  defined  in  Section 3(2)  of  ERISA,  other  than  a  Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower  or any ERISA Affiliate of the Borrower or to which the Borrower or any ERISA Affiliate of the Borrower  contributes or has an obligation to contribute, or has any liability (each, a "Pension Plan"), did not, as of  the  last annual valuation date  for  the Pension Plan, exceed  the  fair market value of  the assets of  the  Pension  Plan  allocable  to  such  vested  benefit  obligations,  as  determined  in  accordance  with  the  assumptions used for funding such Pension Plan pursuant to Sections 412 and 430 of the Code for the  applicable plan year, (ii) no failure by the Borrower to meet the minimum funding standard set forth in  Sections 302(a) or 303 of ERISA and Sections 412(a) and 430 of the Code has occurred with respect to any  Pension Plan,  (iii) neither  the Borrower nor any ERISA Affiliate of  the Borrower has withdrawn  from a  Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a "substantial employer"  (as defined  in Section 4001(a)(2) of ERISA),  (iv) no Reportable Event has occurred with  respect  to any  Pension Plan, (v) no notice of intent to terminate a Pension Plan has been filed by the plan administrator  under Section 4041 of ERISA, nor has any Pension Plan been terminated under Section 4041 of ERISA and  (vi) the Pension Benefit Guaranty Corporation has not instituted proceedings to terminate, or appointed  a  trustee  to  administer,  a  Pension  Plan  under  Section 4042  of  ERISA,  and  no  event  has  occurred  or  condition exists which constitutes grounds under Section 4042 of ERISA  for  the  termination of, or  the  appointment of a trustee to administer, any Pension Plan.  (t) Broker‐Dealer.  The Borrower is not a broker‐dealer or subject to the Securities Investor  Protection Act of 1970.  (u) Instructions for Collections.  The Collection Accounts are the only accounts to which the  Obligors  or  any  agent,  administrative  agent,  Counterparty  Lender  or  Underlying  Agent  have  been  instructed by the Borrower, or the Portfolio Asset Servicer on the Borrower's behalf,  to send Collections  with  respect  to  the  Portfolio  Assets.    The  Borrower  has  not  granted  any  Person  other  than  the

  ‐69‐    Administrative  Agent,  for  the  benefit  of  the  Secured  Parties,  an  interest  in  the  Collection  Accounts,  Expense Reserve Account, Operating Account or Custody Accounts.  (v) Portfolio Asset Assignments.  Other than Portfolio Assets originated by the Borrower, the  Portfolio  Asset  Assignments  are  the  only  agreements  pursuant  to which  the  Borrower may  acquire  Portfolio Assets.   The Borrower accounts for each Transfer of a Portfolio Asset under a Portfolio Asset  Assignment as a full Transfer of such Portfolio Asset in the books and Records of the Borrower.  (w) Investment Company Act.  Assuming the Lenders are Qualified Purchasers, the Borrower  is not required to register as an "investment company" under the provisions of the 1940 Act.  (x) Compliance with Applicable Law.  Except as would not, individually or in the aggregate,  reasonably  be  expected  to  result  in  a Material  Adverse  Effect,  the  Borrower  has  complied with  all  Applicable Law to which it may be subject, and no item of the Collateral contravenes any Applicable Law  (including  all  applicable  predatory  and  abusive  lending  laws,  laws,  rules  and  regulations  relating  to  licensing,  truth  in  lending,  fair  credit  billing,  fair  credit  reporting,  equal  credit  opportunity,  fair  debt  collection practices and privacy).  (y) Collections.  All Collections received by the Borrower or its Affiliates with respect to the  Collateral are held  in  trust  for  the benefit of  the Administrative Agent,  for  the benefit of  the Secured  Parties, until deposited into the Collection Accounts as provided herein.  (z) Set‐Off etc.   No Portfolio Asset has been  compromised, adjusted, extended,  satisfied,  subordinated, rescinded, set‐off or modified by the Borrower, or the Obligor thereof, and no item in the  Collateral is subject to compromise, adjustment, extension, satisfaction, subordination, rescission, set‐off,  counterclaim,  defense,  abatement,  suspension,  deferment,  deduction,  reduction,  termination  or  modification, whether arising out of transactions concerning the Collateral or otherwise, by the Borrower  or the Obligor with respect thereto, except, in each case, for amendments, extensions and modifications,  if any, permitted pursuant to Section 11.01.  (aa) Environmental.  With respect to each item of Underlying Collateral as of the applicable  Cut‐Off Date for the Portfolio Asset related to such Underlying Collateral, to the actual knowledge of a  Responsible Officer of the Borrower, except as expressly provided  in the Loan Asset Schedule for such  Portfolio Asset prior  to  such Cut‐Off Date:    (i)  the  related Obligor's operations  comply  in all material  respects with all applicable Environmental Laws; (ii) none of the related Obligor's operations is the subject  of a Federal or State  investigation evaluating whether any  remedial action,  involving expenditures,  is  needed to respond to a release of any Hazardous Materials  into the environment; and (iii) the related  Obligor does not have any material contingent liability in connection with any release of any Hazardous  Materials into the environment.  As of the applicable Cut‐Off Date for the Portfolio Asset related to such  Underlying  Collateral,  the  Borrower  has  not  received  any  written  notice  of,  or  inquiry  from  any  Governmental Authority regarding, any violation, alleged violation, non‐compliance, liability or potential  liability regarding environmental matters or compliance with Environmental Laws with regard to any of  the Underlying Collateral.  (bb) Anti‐Terrorism Laws and Sanctions / International Trade Law Compliance / Anti‐Money  Laundering Laws.   As of the date of this Agreement and each Payment Date and at all times until this  Agreement has been terminated and all amounts hereunder have been indefeasibly paid in full in cash,  that:  (i) no Borrower Covered Entity (A) is a Sanctioned Person; (B) has any of its assets in a Sanctioned  Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti‐Terrorism

  ‐70‐    Laws and Sanctions;  (C) does business  in or with, or derives any of  its  income  from  investments  in or  transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti‐Terrorism Laws  and Sanctions; or (D) engages in any dealings or transactions prohibited by any Anti‐Terrorism Laws and  Sanctions  or  Anti‐Corruption  Laws;  (ii)  the  proceeds  of  this  Agreement will  not  be  used,  directly  or  knowingly indirectly, by the Borrower, or to the Borrower's knowledge by any other Person, to fund any  operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country  or Sanctioned Person in violation of any Applicable Law; (iii) the funds used to any Secured Party, to the  extent received from the Borrower, are not directly or, knowingly, indirectly derived from any unlawful  activity; and (iv) to the Borrower's knowledge, the Borrower Covered Entity is in compliance with, and no  Borrower  Covered  Entity  directly  or  knowingly  indirectly  engages  in  any  dealings  or  transactions  prohibited by, any Anti‐Terrorism Laws and Sanctions, Anti‐Corruption Laws, or Anti‐Money Laundering  Laws.  The Borrower covenants and agrees that it shall promptly notify the Calculation Agent in writing  upon  the occurrence of a Reportable Compliance Event with  respect  to  the Borrower Covered Entity,  except to the extent such notice is prohibited by Applicable Law.  (cc) Security Interest.  (i) This Agreement creates a valid and continuing security interest (as defined in the  applicable UCC) in the Collateral in favor of the Administrative Agent, on behalf of the Secured  Parties, which  security  interest  is prior  to  all other  Liens  (except  for Permitted  Liens),  and  is  enforceable as such against creditors of and purchasers from the Borrower.  (ii) The  Collateral  is  comprised  of  "instruments",  "financial  assets",  "security  entitlements",  "general  intangibles",  "chattel  paper",  "accounts",  "certificated  securities",  "uncertificated securities", "securities accounts", "deposit accounts", "supporting obligations" or  "insurance" (each as defined in the applicable UCC), and the proceeds of the foregoing, or such  other category of collateral under the applicable UCC as to which the Borrower has complied with  its obligations under this Section 4.01(cc).  (iii) Each  Collection  Account,  Expense  Reserve  Account,  Operating  Account  and  Custody Account is not in the name of any Person other than the Borrower, subject to the lien of  the Administrative Agent,  for  the benefit of  the  Secured Parties. As of  the  First Amendment  Effective Date, all of the Accounts of the Borrower are set forth on Schedule V hereto and are  subject to an Account Control Agreement.  (iv) Each of the Collection Account, Expense Reserve Account, Operating Account and  Custody Account constitute a "securities account" or "deposit account", as applicable as defined  in the applicable UCC.  (v) The Borrower, the Account Bank, the Calculation Agent, the Collateral Custodian,  the Portfolio Asset Servicer and the Administrative Agent, on behalf of the Secured Parties, have  entered  into an Account Control Agreement with respect to each Collection Account, Expense  Reserve Account, Operating Account and Custody Account.  (vi) The Borrower has authorized the filing of all appropriate financing statements in  the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect  the security interest in the Collateral and that portion of the Portfolio Assets in which a security  interest  granted  to  the  Administrative  Agent,  on  behalf  of  the  Secured  Parties,  under  this

  ‐71‐    Agreement may be perfected by filing; provided that filings in respect of real property shall not  be required.  (vii) Other than as expressly permitted by the terms of the Transaction Documents,  this Agreement and the security  interest granted to the Administrative Agent, on behalf of the  Secured  Parties,  pursuant  to  this  Agreement,  the  Borrower  has  not  pledged,  assigned,  sold,  granted a security interest in or otherwise conveyed any of the Collateral.  The Borrower has not  authorized the filing of and is not aware of any financing statements against the Borrower that  include  a description of  collateral  covering  the Collateral other  than  any  financing  statement  (A) that  has  been  terminated  or  fully  and  validly  assigned  to  the  Administrative  Agent  or  (B) reflecting the transfer of assets on a Release Date pursuant to (and simultaneously with or  subsequent  to)  the consummation of any  transaction contemplated under  (and  in compliance  with  the conditions  set  forth  in) Section 2.10.   The Borrower  is not aware of  the  filing of any  judgment or Tax lien filings against the Borrower, other than Permitted Liens.  (viii) None of the underlying promissory notes or related loan registers or Participation  Agreements  or  related  Participation  Registers,  as  applicable,  that  constitute  or  evidence  the  Portfolio Assets has any marks or notations indicating that they have been pledged, assigned or  otherwise conveyed to any Person other than the Administrative Agent, on behalf of the Secured  Parties.  (ix) With  respect  to  any  Collateral  that  constitutes  a  "certificated  security,"  such  certificated security has been delivered  to  the Administrative Agent, on behalf of  the Secured  Parties and, if in registered form, has been specially Indorsed to the Administrative Agent, for the  benefit of the Secured Parties, or in blank by an effective Indorsement or has been registered in  the name of the Administrative Agent, for the benefit of the Secured Parties, upon original issue  or registration of transfer by the Borrower of such certificated security.  (x) With respect to any Collateral that constitutes an "uncertificated security", the  Borrower  either  (x)  has  caused  the  issuer  of  such  uncertificated  security  to  register  the  Administrative  Agent,  on  behalf  of  the  Secured  Parties,  as  the  registered  owner  of  such  uncertificated  security or  (y) has caused  the  issuer of  such uncertificated  security  to agree  to  comply with instructions of the Administrative Agent without further consent of the Borrower.  (dd) Non‐Exempt.  The Borrower is not a Non‐Exempt Person.  (ee) No  Other  Accounts.  The  Borrower  has  not  established  any  Account  other  than  the  Accounts specified on Schedule V hereto.     SECTION 4.02 Representations  of  the Borrower Relating  to  the Agreement  and  the  Collateral.    The  Borrower hereby represents to the Secured Parties as follows:  (a) Eligibility of Collateral.  (i) The Loan Asset Schedule, the Borrowing Base Certificate and  the  information contained  in each Notice of Borrowing    is an accurate and complete  listing of all  the  Portfolio Assets contained in the Collateral as of the related Cut‐Off Date or Advance Date, as applicable,  and the information contained therein with respect to the identity of such item of the  Collateral and the  amounts owing thereunder is true and correct in all material respects as of the related Cut‐Off Date or  Advance Date, as applicable, (ii) each such Portfolio Asset designated on the Loan Asset Schedule or any

  ‐72‐    Borrowing Base Certificate as an Eligible Portfolio Asset and each  such Portfolio Asset  included as an  Eligible Portfolio Asset in any calculation of the Borrowing Base is an Eligible Portfolio Asset of the kind  (i.e.,  Senior  Loan,  Junior  Loan,  Asset  Based  Loan,  Recurring  Revenue  Loan  or  Senior Note)  specified  therein, (iii) the Borrower has complied in all material respects with the requirements of this Agreement,  including Article IX, with respect to each such Portfolio Asset, including delivery to the Collateral Custodian  (with a copy  to the Calculation Agent and  Initial Lender) of the Required Loan Documents therefor as  provided  in Section 5.01(g) and (iv) with respect to each such  item of Collateral, all consents,  licenses,  approvals or  authorizations of or  registrations or declarations of  any Governmental Authority or  any  Person  required  to be obtained, effected or given by  the Borrower  in connection with  the grant of a  security  interest  in each  item of Collateral to the Administrative Agent,  for the benefit of the Secured  Parties, have been duly obtained, effected or given and are in full force and effect.  For the avoidance of  doubt, any inaccurate representation that a Portfolio Asset is an Eligible Portfolio Asset hereunder shall  not constitute an Event of Default if the aggregate Advances Outstanding do not exceed the Maximum  Availability assuming such Portfolio Asset was not included as an Eligible Portfolio Asset in the calculation  of the Borrowing Base.  (b) No Fraud.  To the knowledge of the Borrower, each Portfolio Asset was originated without  any fraud or misrepresentation on the part of the Obligor or Transferor, if any, of such Portfolio Asset.  SECTION 4.03 Representations of the Calculation Agent and the Portfolio Asset Servicer.  The Calculation  Agent and  the Portfolio Asset Servicer each hereby  represents,  solely with  respect  to  itself, as of  the  Closing Date, as of each applicable Cut‐Off Date, as of each applicable Advance Date and  as of each  Reporting Date, as follows:  (a) Organization; Power and Authority.    It  is a duly organized and  validly existing as  (i) a  limited liability company in good standing under the laws of Delaware in the case of the Calculation Agent  and (ii) a statutory trust in good standing under the laws of Delaware in the case of the Portfolio Asset  Servicer.  It has full power, authority and legal right to execute, deliver and perform its obligations as the  Applicable Servicer under this Agreement and the other Transaction Documents to which it is a party.  (b) Due  Authorization.    The  execution  and  delivery  of  this  Agreement  and  the  other  Transaction Documents  to which  it  is a party and  the consummation of  the  transactions provided  for  herein and therein have been duly authorized by all necessary organizational action on its part.  (c) No Conflict.   The execution and delivery of  this Agreement and  the other Transaction  Documents to which it is a party, the performance of the transactions contemplated hereby or thereby  and  the  fulfillment  of  the  terms  hereof  or  thereof will  not  conflict with,  result  in  any  breach  of  its  organizational documents or any of the terms and provisions of, or constitute (with or without notice or  lapse of time or both) a default under any material indenture, contract, agreement, mortgage, deed of  trust, or other instrument to which the Applicable Servicer is a party or by which it or any of its property  is bound.  (d) No Violation.   The execution and delivery of this Agreement and the other Transaction  Documents, the performance of the transactions contemplated hereby and thereby and the fulfillment of  the terms hereof and thereof will not conflict with or violate, in any material respect, any Applicable Law  if compliance therewith is necessary (i) to ensure the enforceability of any Portfolio Asset or (ii) for the  Applicable Servicer to perform its obligations under this Agreement in accordance with the terms hereof.

  ‐73‐    (e) All  Consents  Required;  No  Proceedings  or  Injunction.    All  approvals,  authorizations,  consents, orders or other actions of any Person or Governmental Authority applicable to the Applicable  Servicer,  required  in  connection  with  the  execution  and  delivery  of  this  Agreement  and  the  other  Transaction  Documents  to  which  it  is  a  party,  the  performance  by  the  Applicable  Servicer  of  the  transactions contemplated hereby and thereby and the fulfillment by the Applicable Servicer of the terms  hereof and thereof have been obtained to the extent reasonably necessary (i) to ensure the enforceability  of any Portfolio Asset or (ii) for Applicable Servicer to perform  its obligations under this Agreement  in  accordance with the terms hereof.  There is no litigation, proceeding or investigation pending or, to the  knowledge  of  the  Applicable  Servicer,  threatened  against  the  Applicable  Servicer,  before  any  Governmental Authority (A) asserting the invalidity of this Agreement or any other Transaction Document  to which it is a party or (B) seeking to prevent the consummation of any of the transactions contemplated  by  this  Agreement  or  any  other  Transaction  Document  to which  it  is  a  party.    No  injunction, writ,  restraining order or other order of any nature materially and adversely affects the Applicable Servicer's  performance  of  its  obligations  under  this  Agreement  or  any  Transaction  Document  to  which  the  Applicable Servicer is a party.  (f) Validity, Etc.  The Agreement and the other Transaction Documents to which it is a party  constitute  the  legal,  valid  and  binding  obligation  of  the  Applicable  Servicer,  enforceable  against  the  Applicable  Servicer  in  accordance  with  its  terms,  except  as  such  enforceability  may  be  limited  by  applicable Bankruptcy Laws and general principles of equity.  (g) Reports Accurate.   All  Servicing  Reports  and  other written  or  electronic  information,  exhibits, financial statements, documents, books, records or reports, in all cases, prepared and furnished  by the Applicable Servicer to the Administrative Agent or the Collateral Custodian in connection with this  Agreement are, as of their date, accurate, true and correct in all material respects, and no such document  contains any material misstatement of fact or omits to state a material fact or any fact necessary to make  the  statements  contained  therein  not materially misleading;  provided,  that,  for  the  purposes  of  the  production  by  the Applicable  Servicer  of  any  reports,  documents  or  information  required  under  this  Agreement, the Applicable Servicer may conclusively rely (absent bad faith or manifest error, and without  investigation,  inquiry,  independent  verification  or  any  duty  or  obligation  to  recompute,  verify,  or  recalculate  any  of  the  amounts  and  other  information  contained  in)  on  any  reports,  documents  or  information provided to it by any Obligor or any other third party without any liability to the Applicable  Servicer for such reliance.  (h) Servicing Standard.  The Applicable Servicer has complied in all material respects with the  Servicing Standard with regard to the servicing of the Portfolio Assets.  (i) Collections.   All Collections received by the Portfolio Asset Servicer or its Affiliates with  respect to the Collateral are held for the benefit of the Administrative Agent, for the benefit of the Secured  Parties, until deposited into the Collection Accounts as provided herein.  (j) Servicer  Termination  Event.    No  event  has  occurred  which  constitutes  a  Servicer  Termination Event (other than any Servicer Termination Event which has previously been disclosed to the  Administrative Agent as such).  SECTION 4.04 Representations of each Lender.  (a) Qualified Purchaser.   Each Lender hereby  represents, as  to  itself,  that  it  is a Qualified  Purchaser.

  ‐74‐    SECTION 4.05 Representations of the Collateral Custodian.  The Collateral Custodian represents, as of  the Closing Date and as of each Cut‐Off Date, as follows:  (a) Organization; Power and Authority.  It is duly organized and validly existing as a  national  banking association  in good standing under the  laws of the United States.   It has full corporate power,  authority and legal right to execute, deliver and perform its obligations as Collateral Custodian under this  Agreement and the other Transaction Documents to which it is a party.  (b) Due  Authorization.    The  execution  and  delivery  of  this  Agreement  and  the  other  Transaction Documents  to which  it  is a party and  the consummation of  the  transactions provided  for  herein and therein have been duly authorized by all necessary organizational action on its part.  (c) No Conflict.   The execution and delivery of  this Agreement and  the other Transaction  Documents to which it is a party, the performance of the transactions contemplated hereby and thereby  and  the  fulfillment of  the  terms hereof and  thereof will not  conflict with,  result  in any breach of  its  organizational documents.  (d) No Violation.   The execution and delivery of this Agreement and the other Transaction  Documents to which it is a party, the performance of the transactions contemplated hereby and thereby  and the fulfillment of the terms hereof and thereof will not conflict with or violate, in any respect, any  Applicable Law if compliance therewith is necessary for the Collateral Custodian to perform its obligations  under this Agreement in accordance with the terms hereof.  (e) [Reserved].  (f) Validity, Etc.  The Agreement and the other Transaction Documents to which it is a party  constitute  the  legal,  valid  and binding obligation of  the Collateral Custodian, enforceable  against  the  Collateral  Custodian  in  accordance with  its  terms,  except  as  such  enforceability may  be  limited  by  applicable Bankruptcy Laws and general principles of equity.  (g) [Reserved].  SECTION 4.06 Representations  of  Holdings.    Holdings  hereby  represents  to  the  Secured  Parties  as  follows:  (a) Organization, Good Standing and Due Qualification.   Holdings  is a  statutory  trust duly  organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite  power  and  authority  necessary  to  grant  a  security  interest  in  the  Pledged  Equity  and  to  conduct  its  business as such business is presently conducted and to enter into and perform its obligations pursuant  to this Agreement and the other Transaction Documents to which it is a party.  Holdings is duly qualified  to do business as a statutory trust, and has obtained all licenses and approvals under the laws of the State  of Delaware, and in all other jurisdictions necessary to own its assets and to transact the business in which  it is engaged, and is duly qualified, and in good standing under the laws of the State of Delaware, and in  each other jurisdiction where the transaction of such business or its ownership of the Portfolio Assets and  the Collateral and the conduct of its business requires such qualification except as would not reasonably  be expected to have a Material Adverse Effect.  (b) Power and Authority; Due Authorization; Execution and Delivery.   Holdings  (i) has  the  power, authority and  legal  right  to  (A) execute and deliver  this Agreement and  the other Transaction

  ‐75‐    Documents to which it is a party and (B) perform and carry out the terms of this Agreement and the other  Transaction Documents to which it is a party and the transactions contemplated thereby, and (ii) has taken  all necessary action to (A) authorize the execution, delivery and performance of this Agreement and each  of the other Transaction Documents to which it is a party and (B) grant to the Administrative Agent, for  the benefit of the Secured Parties, a first priority perfected security interest in the Pledged Equity on the  terms and  conditions of  this Agreement and  the other Transaction Documents  to which  it  is a party,  subject only to Permitted Liens.  This Agreement and each other Transaction Document to which Holdings  is a party have been duly executed and delivered by the Borrower.  (c) Binding Obligation.   This Agreement and each of  the other Transaction Documents  to  Holdings  is a party constitutes  the  legal, valid and binding obligation of Holdings, enforceable against  Holdings in accordance with their respective terms, except as the enforceability hereof and thereof may  be limited by Bankruptcy Laws and by general principles of equity.  (d) All Consents Required.  No consent of any other party and no consent, license, approval  or authorization of, or registration or declaration with, any Governmental Authority, bureau or agency is  required in connection with the execution, delivery or performance by the Borrower of this Agreement or  any Transaction Document to which it is a party or the validity or enforceability of this Agreement or any  such Transaction Document or grant of a security interest in the Pledged Equity, other than such as have  been met or obtained and are in full force and effect.  (e) No Violation.  The execution, delivery and performance of this Agreement and the other  Transaction Documents will not (i) conflict with, result in any breach of any of the terms and provisions  of, or  constitute  (with or without notice or  lapse of  time or both) a default under,  the  certificate of  formation or limited partnership agreement of Holdings (ii) result in the creation or imposition of any Lien  on the Pledged Equity other than Permitted Liens, (iii) violate any Applicable Law in any material respect  or (iv) violate any material contract or other material agreement to which Holdings is a party or by which  the or any property or assets of Holdings may be bound.  (f) No  Proceedings;  No  Injunctions.    There  is  no  litigation,  proceeding  or  investigation  pending or,  to  the knowledge of Holdings,  threatened against Holdings or any properties of Holdings,  before any Governmental Authority (i) asserting the invalidity of this Agreement or any other Transaction  Document,  (ii) seeking  to prevent  the  consummation of any of  the  transactions contemplated by  this  Agreement or any other Transaction Document or (iii) that could reasonably be expected to be adversely  determined, and, if so determined, either individually or in the aggregate would reasonably be expected  to have a Material Adverse Effect.   No  injunction, writ, restraining order or other order of any nature  adversely affects, in any material respect, Holdings' performance of its obligations under this Agreement  or any Transaction Document to which Holdings is a party.  (g) [Reserved].  (h) No Liens.  The Pledged Equity is owned by Holdings free and clear of any Liens except for  Permitted Liens.  (i) Investment  Company  Act.   Holdings  (i)  is  not  required  to  register  as  an  "investment  company"  under  the  provisions  of  the  1940  Act  and  (ii)  has  elected  to  be  regulated  as  a  business  development company for purposes of the 1940 Act.

  ‐76‐    (j) Compliance with Applicable Law.  Except as would not, individually or in the aggregate,  reasonably be expected to result in a Material Adverse Effect, Holdings has complied with all Applicable  Law to which it may be subject.  (k) Security Interest.  (i) The Pledged Equity issued by the Borrower has been duly and validly authorized  and issued by the Borrower.  (ii) This Agreement creates a valid and continuing security interest (as defined in the  applicable UCC)  in  the Pledged  Equity  in  favor of  the Administrative Agent, on behalf of  the  Secured Parties, which security interest is prior to all other Liens (except for Permitted Liens), and  is enforceable as such against creditors of and purchasers from Holdings.  (iii) Holdings has authorized the filing of all appropriate financing statements in the  proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the  security interest in the Pledged Equity.  (iv) Other than as expressly permitted by the terms of the Transaction Documents,  this Agreement and the security  interest granted to the Administrative Agent, on behalf of the  Secured Parties, pursuant to this Agreement, Holdings has not pledged, assigned, sold, granted a  security interest in or otherwise conveyed any of the Pledged Equity.  Holdings has not authorized  the  filing  of  and  is  not  aware  of  any  financing  statements  against  Holdings  that  include  a  description of collateral covering the Pledged Equity.   Holdings is not aware of the filing of any  judgment or Tax lien filings against Holdings, other than Permitted Liens.  (v) Holdings consents  to  the  transfer of any Pledged Equity  to  the Administrative  Agent or  its designee, following, and during the occurrence of, an Event of Default and to the  substitution of the Administrative Agent or its designee as a member in the Borrower with all the  rights and powers related thereto, subject to the terms of this Agreement.  (vi) The Pledged Equity shall not be represented by a certificate unless (A) the limited  liability  company agreement of  the Borrower expressly provides  that  such  interest  shall be a  "security" within the meaning of Article 8 of the UCC of the applicable jurisdiction and (B) such  certificate shall be delivered as provided in clause (vii) below.  (vii) If any portion of  the Pledged Equity  constitutes a  "certificated  security,"  such  certificated security has been delivered  to  the Administrative Agent, on behalf of  the Secured  Parties and, if in registered form, has been specially Indorsed to the Administrative Agent, for the  benefit of the Secured Parties, or in blank by an effective Indorsement or has been registered in  the name of the Administrative Agent, for the benefit of the Secured Parties, upon original issue  or registration of transfer by Holdings of such certificated security.  (viii) If any portion of the Pledged Equity constitutes an "uncertificated security", the  Borrower hereby agrees  to comply with  instructions of  the Administrative Agent, given at  the  direction of the Majority Lenders, with respect to such Pledged Equity without further consent of  Holdings.

  ‐77‐    (ix) Except as permitted pursuant  to Section 5.08(f), Holdings'  location  (within  the  meaning of Article 9 of the UCC) is Delaware.  Except as permitted pursuant to Section 5.08(f), the  principal place of business and chief executive office of Holdings (and the  location of Holdings'  records  regarding  the Pledged Equity  (other  than  those delivered  to  the Collateral Custodian  pursuant to this Agreement)) is located at the address set forth under its name in Section 11.02.  (l) Anti‐Terrorism  Laws  and  Sanctions  /International Trade  Law Compliance  /Anti‐Money  Laundering  Laws.    As  of  the  date  of  this  Agreement,  each  Payment Date  and  at  all  times  until  this  Agreement has been terminated and all amounts hereunder have been paid in full, that:  (i) no Holdings  Covered Entity  (A)  is a Sanctioned Person,  (B) has any of  its assets  in a Sanctioned Country or  in  the  possession,  custody  or  control  of  a  Sanctioned  Person  in  violation  of  any  Anti‐Terrorism  Laws  and  Sanctions, (C) does business in or with, or derives any of its income from investments in or transactions  with, any Sanctioned Country or Sanctioned Person in violation of any Anti‐Terrorism Laws and Sanctions  or (D) engages in any dealings or transactions prohibited by any Anti‐Terrorism Laws and Sanctions, Anti‐ Corruption Laws, or Anti‐Money Laundering Laws; (ii) the proceeds of this Agreement will not be used,  directly or knowingly  indirectly, by the Borrower, or to any of the Borrower's knowledge by any other  Person, to fund any operations in, finance any investments or activities in, or, make any payments to, a  Sanctioned Country or Sanctioned Person in violation of any Law; (iii) the funds used to pay the Calculation  Agent, to the extent received from Holdings, are not directly or knowingly  indirectly derived from any  unlawful activity; and (iv) to Holding's knowledge, each Holdings Covered Entity is in compliance with, and  no  Holdings  Covered  Entity  directly  or  knowingly  indirectly  engages  in  any  dealings  or  transactions  prohibited by, any Anti‐Terrorism Laws and Sanctions, Anti‐Corruption Laws, or Anti‐Money Laundering  Laws.  Holdings covenants and agrees that it shall promptly notify the Calculation Agent in writing upon  the occurrence of a Reportable Compliance Event with respect to any Holdings Covered Entity, except to  the extent such notice is prohibited by Applicable Law.  (m) Non‐Exempt.  Holdings is not a Non‐Exempt Person.  (n) No  Other  Accounts.  The  Borrower  has  not  established  any  Account  other  than  the  Accounts specified on Schedule V hereto.  ARTICLE V.  GENERAL COVENANTS  SECTION 5.01 Affirmative  Covenants  of  the  Borrower.    From  the  Closing  Date  until  the  Facility  Termination Date:  (a) Organizational  Procedures  and  Scope  of  Business.    The  Borrower  will  observe  all  organizational procedures required by  its certificate of formation,  limited  liability company agreement  and the laws of its jurisdiction of formation.  Without limiting the foregoing, the Borrower will limit the  scope  of  its  business  to  those  set  forth  in  its  limited  liability  company  agreement,  including:    (i) the  acquisition and origination of and investments in Portfolio Assets and the ownership and management of  the related Portfolio Assets; (ii) the Sale or Substitution of Portfolio Assets as and when permitted under  the  Transaction  Documents;  (iii) entering  into  and  performing  under  the  Transaction  Documents;  (iv) consenting or withholding consent as to proposed amendments, waivers and other modifications of  the  Loan  Agreements  to  the  extent  not  in  conflict with  the  terms  of  this  Agreement  or  any  other  Transaction Document; (v) exercising any rights (including but not limited to voting rights and rights arising  in  connection with  a  Bankruptcy  Event with  respect  to  an Obligor  or  the  consensual  or  non‐judicial

  ‐78‐    restructuring of the debt or equity of an Obligor) or remedies in connection with the Portfolio Assets and  participating in the committees (official or otherwise) or other groups formed by creditors of an Obligor  to the extent not in conflict with the terms of this Agreement or any other Transaction Document; and  (vi) engaging in any activity and to exercise any powers permitted to limited liability companies under the  laws of the State of Delaware that are related or incidental to the foregoing and necessary, convenient or  advisable to accomplish the foregoing.  (b) Special  Purpose  Entity  Requirements.    The  Borrower  at  all  times  shall  comply  in  all  material respects with the special purpose covenants set forth in Section 9(j) of its amended and restated  limited liability company agreement as in effect on the Closing Date except to the extent that the failure  to so comply will not adversely affect the separateness or bankruptcy remoteness of the Borrower and  not have an adverse impact on the rights and remedies of the Secured Parties.  Borrower shall at all times  provide (and at all times Borrower’s organizational documents shall reflect) that the unanimous consent  of all members (including the consent of the Independent Manager) is required for Borrower to (i) dissolve  or liquidate, in whole or part, or institute proceedings to be adjudicated bankrupt or insolvent, (ii) institute  or consent to the institution of bankruptcy or insolvency proceedings against it, (iii) file a petition seeking  or consent to reorganization or relief under any applicable federal or State law relating to bankruptcy or  insolvency,  (iv)  seek  or  consent  to  the  appointment  of  a  receiver,  liquidator,  assignee,  trustee,  sequestrator, custodian or any similar official for Borrower, (v) make any assignment for the benefit of  Borrower’s creditors or (vi) admit in writing its inability to pay its debts generally as they become due.  (c) Preservation of Company Existence.  Subject to Section 5.02(f), the Borrower will preserve  and maintain its limited liability company existence, rights, franchises and privileges in the jurisdiction of  its formation and will promptly obtain and thereafter maintain qualifications to do business as a foreign  limited liability company in any other jurisdiction in which it does business and in which it is required to  so qualify under Applicable Law except where the failure to so qualify would not reasonably be expected  to have a Material Adverse Effect.  (d) Deposit of Misdirected Collections.   The Borrower shall promptly (but  in no event  later  than two (2) Business Days after receipt and identification thereof) deposit or cause to be deposited into  the Collection Accounts any and all Collections received by the Borrower, the Portfolio Asset Servicer or  any of its Affiliates.  (e) Underlying Obligor Default.  The Borrower shall give written notice to the Administrative  Agent,  the  Lenders  and  the Calculation Agent of  any Underlying Obligor Default with  respect  to  any  Portfolio Asset as promptly as possible after learning thereof.  (f) Material Modifications and Underlying Obligor Default.  (i) The  Borrower  shall  give  prior written  notice  to  the  Lenders  of  any  proposed  Material Modification with  respect  to any Portfolio Asset.   The Majority Lenders   shall have a  consent  right,  after  consultation with  the  Borrower,  for  each Material Modification.    If  such  consent  is not obtained,  the Borrower may proceed with  such Material Modification, but  the  value of such Portfolio Asset subject to the Material Modification used to determine the Total  Portfolio Value, will be reduced to 50% of outstanding par until the Loan Asset has a valuation  from  an  independent  third  party  service  provider  no  sooner  than  90  days  (unless  otherwise  agreed to by the Initial Lender) after such Material Modification, at which time the new Loan Asset  valuation shall be reflected in the calculations of the Total Portfolio Value.

  ‐79‐    (ii) The Borrower shall give written notice to the Lenders and the Collateral Custodian  of any occurrence of any Underlying Obligor Default after the Closing Date with respect to any  Portfolio Asset promptly after obtaining knowledge thereof.   The value used to determine the  Total Portfolio Value of any Portfolio Asset for which (A) an Underlying Obligor Default pursuant  to clause (a) thereof has occurred and is continuing will be reduced to 50% of the outstanding par,  or if such Underlying Obligor Default continues for more than 30 days, will be reduced to zero,  and (B) an Underlying Obligor Default pursuant to clause (c) thereof has occurred and is continuing  will be reduced to zero.  (g) Required Loan Documents.  The Borrower (or the Portfolio Asset Servicer on behalf of the  Borrower) shall deliver to the Collateral Custodian (with a copy to the Calculation Agent and Initial Lender)  the Required Loan Documents and the Loan Asset Checklist pertaining to each Portfolio Asset, not later  than five (5) Business Days after the Cut‐Off Date pertaining to such Portfolio Asset (or such later date as  the Initial Lender may agree).  (h) Notice of Event of Default.   The Borrower shall notify the Administrative Agent (and,  if  KBRA is providing a rating with respect to the Borrower, KBRA) with prompt (and in any event within two  (2) Business Days) written notice of the occurrence of each Unmatured Event of Default or Event of Default  of which the Borrower has knowledge or has received notice and no later than three (3) Business Days  following such written notice, the Borrower will provide to the Administrative Agent a written statement  of a Responsible Officer of the Borrower setting forth the details of such event and the action that the  Borrower  proposes to take with respect thereto.  (i) Notice of Material Events.  The Borrower shall promptly notify the Administrative Agent  (and, if KBRA is providing a rating with respect to the Borrower, KBRA) of any event or other circumstance  known to the Borrower that could reasonably be expected to result in a Material Adverse Effect.  (j) Notice of Litigation.  The Borrower shall promptly notify the Administrative Agent (and, if  KBRA  is providing a rating with respect to the Borrower, KBRA) of the filing or commencement of any  action, suit, investigation or proceeding by or before any arbitrator or Governmental Authority against or  affecting the Borrower or any Affiliate thereof, including pursuant to any applicable Environmental Laws,  that could reasonably be expected to be adversely determined, and, if so determined, could reasonably  be expected to result in liability of the Borrower in an aggregate amount exceeding $5,000,000.  (k) Notice  of  ERISA  Reportable  Events.    The  Borrower  shall  (x)  promptly  notify  the  Administrative Agent (and, if KBRA is providing a rating with respect to the Borrower, KBRA) after receiving  notice of the occurrence of any Reportable Event with respect to any Pension Plan, except for Reportable  Events that would not reasonably be expected to result  in a Material Adverse Effect, and (y) promptly  after notifying  the Administrative Agent of  such a Reportable Event,  shall provide  the Administrative  Agent with a copy of the notice received concerning the occurrence of the Reportable Event.  (l) Notice of Accounting Changes.  Promptly and in any event within three (3) Business Days  after  the effective date  thereof,  the Borrower will provide  to  the Administrative Agent notice of any  material change in the accounting policies of the Borrower.  (m) Additional  Information;  Additional  Documents.    The  Borrower  shall  provide  the  Administrative Agent and the Initial Lender with any financial or other information reasonably requested  by the Administrative Agent or the Initial Lender evidencing the truthfulness of the representations set  forth in this Agreement.  Notwithstanding anything to the contrary in this provision, the Borrower and its

  ‐80‐    Affiliates will not be required to disclose, permit the inspection, examination or making copies or abstracts  of, or discuss, any document, information or other matter that (i) constitutes non‐financial trade secrets  or non‐financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or  any Lender (or their respective representatives or agents) is prohibited by contract, law, rule, regulation  or order or (iii)  in the Borrower's or Affiliate's reasonable  judgment, would compromise any attorney‐ client  privilege,  privilege  afforded  to  attorney work  product  or  similar  privilege;  provided,  that,  the  Borrower shall make available redacted versions of requested documents or, if unable to do so consistent  with  the  preservation  of  such  privilege,  shall  make  commercially  reasonable  efforts  to  disclose  information responsive to the requests of the Administrative Agent, any Lender or any of their respective  representatives and agents, in a manner that will protect such privilege.  (n) Protection of Security Interest.  The Borrower will take all action reasonably necessary to  perfect, protect and more fully evidence the Borrower's ownership of the Collateral free and clear of any  Lien other than the Lien created hereunder and Permitted Liens, including (i) with respect to the Portfolio  Assets and that portion of the Collateral in which a security interest may be perfected by filing, filing and  maintaining (at the expense of the Borrower) effective financing statements against any Transferor in all  necessary or appropriate filing offices, (including any amendments thereto or assignments thereof) and  filing continuation statements, amendments or assignments with respect thereto  in such  filing offices,  (including any amendments thereto or assignments thereof), (ii) executing or causing to be executed such  other instruments or notices as may be necessary or reasonably appropriate, (iii) at the expense of the  Borrower, take all action necessary to cause a valid, subsisting and enforceable first priority perfected  security  interest, subject only to Permitted Liens, to exist  in favor of the Administrative Agent (for the  benefit of the Secured Parties) in the Borrower's interests in the Collateral, including the filing of a UCC  financing statement in the applicable jurisdiction adequately describing the Collateral (which may include  an "all asset" filing), and naming the Borrower as debtor and the Administrative Agent as the secured  party, and filing continuation statements, amendments or assignments with respect thereto in such filing  offices (including any amendments thereto or assignments thereof) and (iv) take all additional action that  the Calculation Agent or the Administrative Agent, acting at the direction of the Majority Lenders, may  reasonably request  to perfect, protect and more  fully evidence  the respective  first priority  (subject  to  Permitted Liens) perfected security interests of the parties to this Agreement in the Collateral, or to enable  the Calculation Agent or the Administrative Agent to exercise or enforce any of their respective rights  hereunder.  (o) Liens.  The Borrower will promptly notify the Administrative Agent of the existence of any  material Lien on the Collateral known to the Borrower (other than Permitted Liens) and the Borrower shall  defend the right, title and interest of the Administrative Agent, for the benefit of the Secured Parties, in,  to and under the Collateral against all claims of third parties to the extent commercially reasonable to do  so (as determined by the Borrower  in  its reasonable discretion), other than with respect to Permitted  Liens.  (p) No Changes  in Fees.   The Borrower will not make any changes  to  the Fees or amend,  restate, supplement or otherwise modify the Fee Letters in any material respect without the prior written  approval of the Initial Lender and the Majority Lenders.  (q) Compliance with Applicable Law.  Except as would not, individually or in the aggregate,  reasonably be expected to result in a Material Adverse Effect, the Borrower shall at all times comply with  all Applicable Law (including Environmental Laws, and all federal securities laws).

  ‐81‐    (r) Proper  Records.    The  Borrower  shall  at  all  times  keep  proper  books  of  records  and  accounts in which full, true and correct entries shall be made of its transactions in accordance with GAAP  and set aside on its books from its earning for each fiscal year all such proper reserves in accordance with  GAAP.  The Borrower shall account for the Transfer to it from the Transferor of any Portfolio Asset under  each Portfolio Asset Assignment as a Transfer of such Portfolio Asset in its books and Records.  (s) Satisfaction of Obligations.  The Borrower shall pay, discharge or otherwise satisfy at or  before maturity or before they become delinquent, as the case may be, all  its obligations of whatever  nature,  except  where  the  amount  or  validity  thereof  is  currently  being  contested  in  good  faith  by  appropriate proceedings  and  reserves with  respect  thereto have been provided on  the books of  the  Borrower.  (t) Payment of Taxes.  The Borrower shall pay and discharge all income and other material  Taxes,  levies, Liens and other charges on  it or  its assets and on the Collateral that, with respect to the  Borrower, in each case, in any manner would create any Lien or charge upon such Collateral, except for  any Permitted Liens or as would not reasonably be expected to have a Material Adverse Effect.  (u) Tax  Treatment.    The  Borrower  and  the  Lenders  shall  treat  the  Advances  advanced  hereunder as indebtedness of the Borrower (or, so long as the Borrower is treated as a disregarded entity  for U.S. federal income tax purposes, as indebtedness of the entity of which it is considered to be a part)  for U.S. federal income tax purposes and to file any and all tax forms in a manner consistent therewith.  (v) Notification  Forms.   After  the occurrence  and during  the  continuance of  an  Event of  Default, the Borrower shall furnish the Calculation Agent and Administrative Agent with an appropriate  power  of  attorney  to  send  (at  the  direction  of  the Majority  Lenders  to  the  Administrative  Agent)  notification forms to the Obligors or any agent, administrative agent, Counterparty Lender or Underlying  Agent of  the Administrative Agent's  interest  in  the Collateral and the obligation to make payments as  directed by the Administrative Agent (acting at the direction of the Majority Lenders).  (w) Disregarded Entity.  The Borrower will be disregarded as an entity separate from its owner  pursuant to Treasury Regulation Section 301.7701‐3(b), and neither the Borrower nor any other Person  on its behalf shall make an election to be, or take any other action that is reasonably likely to result in the  Borrower being, treated as other than an entity disregarded from  its owner under Treasury Regulation  Section 301.7701‐3(c).  (x) Access to Records.  From time to time and, prior the occurrence and continuance of an  Unmatured Event of Default or Event of Default, upon not less than five (5) Business Days advance notice,  permit the Administrative Agent or any Person designated by the Administrative Agent and at the sole  cost and expense of the Borrower, to, during normal hours, visit and inspect at reasonable intervals its  and any Person to which it delegates any of its duties under the Transaction Documents books, records  and accounts relating to  its business, financial condition, operations, assets and  its performance under  the  Transaction Documents,  and  to make  copies  thereof  or  abstracts  therefrom,  and  to  discuss  the  foregoing with  its and such Person's officers, partners, employees and accountants, all as often as the  Administrative Agent (acting at the direction of the Majority Lenders) may reasonably request; provided  that (i) the Administrative Agent shall use all reasonable efforts to coordinate their inspections and (ii) so  long as an Event of Default has not occurred or is continuing, the Borrower shall be responsible for the  cost and expense of no more than one site visit in any calendar year.

  ‐82‐    (y) Anti‐Money Laundering and  International Trade Laws.   The Borrower shall maintain  in  effect  policies  and  procedures  designed  to  promote  compliance  by  such  Borrower  and  its  directors,  managers, officers, employees, and agents with applicable Anti‐Money Laundering Laws, Anti‐Terrorism  Laws and Sanctions, and Anti‐Corruption Laws.  (z) Financial  Reporting.    The  Borrower  will  furnish  to  the  Administrative  Agent,  the  Calculation Agent and each Lender, as soon as available, and in any event (i) within 60 days after the end  of the Fund's first three fiscal quarters of a given year and within 90 days after the end of the Fund's last  fiscal  quarter  of  a  given  year,  the  unaudited  financial  reports  of  the  Fund  and  related  consolidated  statements of income or operations, shareholders' equity and cash flows for such fiscal quarter, setting  forth in each case in comparative form the figures for the previous fiscal quarter, results of operations,  shareholders' equity and cash flows of the Fund and (ii) within 120 days after the end of each fiscal year  of the Fund, the audited consolidated balance sheet of the Fund at the end of such fiscal year and the  related consolidated statements of  income or operations, shareholders' equity and cash flows for such  fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, results  of operations, shareholders' equity and cash flows of the Fund, as applicable, on a consolidated basis in  accordance with GAAP consistently applied.  SECTION 5.02 Negative Covenants of the Borrower.  From the Closing Date until the Facility Termination  Date:  (a) Requirements for Material Actions.  The Borrower shall at all times maintain at least one  Independent  Director  and  shall  not  fail  to  provide  (and  at  all  times  the  Borrower's  organizational  documents  shall  reflect)  that  the  unanimous  consent  of  all members  (including  the  consent  of  the  Independent Director) is required for the Borrower to (i) dissolve or liquidate, in whole or part, or institute  proceedings  to  be  adjudicated  bankrupt  or  insolvent,  (ii) institute  or  consent  to  the  institution  of  bankruptcy or insolvency proceedings against it, (iii) file a petition seeking or consent to reorganization or  relief under any applicable federal or State law relating to bankruptcy or insolvency, (iv) seek or consent  to  the appointment of a  receiver,  liquidator, assignee,  trustee,  sequestrator,  custodian or any  similar  official for the Borrower, (v) make any assignment for the benefit of the Borrower's creditors or (vi) admit  in writing its inability to pay its debts generally as they become due.  (b) Protection of Title.  Except as otherwise permitted under this Agreement, the Borrower  shall not  take  any  action which would directly or  indirectly materially  impair or  adversely  affect  the  Borrower's title to the Collateral.  (c) Transfer Limitations.   Except as permitted pursuant to Section 2.10, the Borrower shall  not transfer, assign, convey, grant, bargain, sell, set over, deliver or otherwise dispose of, or pledge or  hypothecate,  directly  or  indirectly,  any  interest  in  the  Collateral  to  any  Person  other  than  the  Administrative Agent  for  the benefit of  the Secured Parties or  in connection with Permitted Liens, or  engage  in  financing  transactions or similar transactions with respect  to  the Collateral with any Person  other than pursuant to this Agreement.  (d) Indebtedness; Liens.  The Borrower shall not create, incur, assume or suffer to exist any  Indebtedness other than the Obligations.  The Borrower shall not create, incur or permit to exist any Lien  in or on any of the Collateral subject to the Lien granted by the Borrower pursuant to this Agreement,  other than Permitted Liens.

  ‐83‐    (e) Organizational  Documents.    The  Borrower  shall  not modify  or  terminate  any  of  the  organizational  or  operational  documents  of  the  Borrower  in  any manner  that would materially  and  adversely affect the  interests of the Lenders without the prior written consent of the Majority Lenders  and, if KBRA is providing a rating with respect to the Borrower, written notice to KBRA.  (f) Merger,  Acquisitions,  Sales,  etc.    The  Borrower  shall  not  change  its  organizational  structure, enter  into any  transaction of merger or  consolidation or amalgamation or Sale  (other  than  pursuant to Section 2.10), or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or  dissolution) in any manner that would materially and adversely affect the interests of the Lenders without  the prior written consent of the Majority Lenders and, if KBRA is providing a rating with respect to the  Borrower, written notice to KBRA.  (g) Use of Proceeds.  The Borrower shall not use the proceeds of the Advances other than to  (i)  finance  the  Borrower's  origination  and/or  purchase  of  Eligible  Portfolio  Assets,  (ii)  pay  fees  and  expenses (excluding interest payments due hereunder) due and payable hereunder and with respect to  Eligible Portfolio Assets and (iii) to make Restricted Junior Payments permitted in accordance with Section  5.02(k).   The Borrower shall not, directly or  indirectly, use  the proceeds of  the Advances  in any other  manner that would result in a violation of any Anti‐Terrorism Laws and Sanctions or Anti‐Corruption Laws  by any Person.  (h) Limited Assets.   The Borrower shall not hold or own any assets other than Loan Assets  and Portfolio Assets or as otherwise contemplated by Section 5.01(a).  (i) Tax Treatment.  Neither Borrower nor any other Person on Borrower's behalf shall make  an election to be, or take any other action that is reasonably likely to result in the Borrower being treated  as a corporation for U.S. federal income tax purposes and the Borrower shall take all steps necessary to  avoid being treated as a corporation for U.S. federal income tax purposes.  (j) Portfolio Asset Assignments.  The Borrower will not amend, modify, waive or terminate  any provision of any Portfolio Asset Assignment in any manner that would materially and adversely affect  the interests of the Lenders without the prior written consent of the Majority Lenders.  (k) Restricted  Junior  Payments.    The  Borrower  shall  not  make  (i) any  Restricted  Junior  Payment, except (A) as expressly permitted under Section 2.08 and (B) so long as no Event of Default has  occurred or would result therefrom and pro forma LTV is equal to or less than 60%, or (ii) distributions of  Portfolio Assets except as expressly contemplated under Section 2.10.  (l) ERISA Matters.    Except  as would  not  reasonably  be  expected  to  result  in  a Material  Adverse  Effect,  the  Borrower  will  not  (i) fail  to meet  the  minimum  funding  standards  set  forth  in  Sections 302(a) and 303 of ERISA and Sections 412(a) and 430 of the Code with respect to any Pension  Plan, (ii) fail to make any payments to a Multiemployer Plan that the Borrower may be required to make  under the agreement relating to such Multiemployer Plan or any  law pertaining thereto, (iii) terminate  any Pension Plan so as to result, directly or indirectly in any liability to the Borrower or (iv) permit to exist  any occurrence of any Reportable Event with respect to any Pension Plan.  The Borrower will at no time  hold "plan assets" as such term is defined by Section 3(42) of ERISA.  (m) Instructions Regarding Payments.  The Borrower will not make any change, or permit the  Portfolio Asset Servicer to make any change, in its instructions to the Obligors or any agent, administrative  agent, Counterparty  Lender or Underlying Agent, as applicable,  regarding payments  to be made with

  ‐84‐    respect to the related Portfolio Asset to the Collection Accounts, as applicable, unless the Majority Lenders  have  directed,  or  otherwise  has  consented  in  writing  to,  such  change  (such  consent  not  to  be  unreasonably withheld, delayed or conditioned).  (n) Change of Jurisdiction, Location, Names or Location of Loan Asset Files.   The Borrower  shall not change the jurisdiction of its formation, change the location of its principal place of business and  chief executive office or make any change to its name or use any tradenames, fictitious names, assumed  names, "doing business as" names or other names unless, prior to the effective date of any such change  in the jurisdiction of its formation, change in location or name change or use, the Borrower provides at  least  10  days  prior  written  notice  thereof  and  delivers  to  the  Administrative  Agent  such  financing  statements as the Administrative Agent (acting at the direction of the Majority Lenders) may request to  reflect such change in the jurisdiction of its formation, change in location or name change or use, together  any other documents and instruments as the Administrative Agent (acting at the direction of the Majority  Lenders) may reasonably request in connection therewith.  The Borrower shall not move, or consent to  the Collateral Custodian moving, the Loan Asset Files from the  location thereof on the Closing Date or  applicable Advance Date, unless the Administrative Agent (acting at the direction of the Majority Lenders)  shall  consent  to  such move  in  writing  (such  consent  not  to  be  unreasonably  withheld,  delayed  or  conditioned).  SECTION 5.03 Affirmative Covenants of the Applicable Servicer.  From the Closing Date until the Facility  Termination Date:  (a) Compliance with Applicable  Law.   Each Applicable  Servicer will  comply  in  all material  respects with all Applicable Law.  (b) Preservation  of  Existence.    Each  Applicable  Servicer  will  preserve  and  maintain  its  existence,  rights,  franchises  and privileges  in  the  jurisdiction of  its  formation  and qualify  and  remain  qualified  in good  standing  in each  jurisdiction where  failure  to preserve and maintain  such existence,  rights, franchises, privileges and qualification could reasonably be expected to have a Material Adverse  Effect.   Notwithstanding anything to the contrary herein, each of the parties hereto acknowledges and  agrees that Carlyle Secured Lending III (in its various capacities hereunder) (i) may be succeeded by any  successor by merger or other business combination that is managed or advised by Carlyle Global Credit  Investment Management L.L.C. or an affiliate thereof, (ii) any such merger or other business combination  and succession shall be permitted hereunder, and (iii) upon such merger or other business combination,  such  successor  by merger  or  other  business  combination  shall  automatically  succeed  to  the  various  capacities of Carlyle Secured Lending III hereunder.  SECTION 5.04 Negative Covenants of  the Calculation Agent.   From  the Closing Date until  the Facility  Termination Date:  (a) Required  Loan Documents.   The Calculation Agent will not dispose of any documents  constituting the Required Loan Documents in any manner that is inconsistent with the performance of its  obligations as the Calculation Agent pursuant to this Agreement and will not dispose of any Collateral  except, in each case, as contemplated by this Agreement or as is consistent with the Servicing Standard.  (b) No Changes in Calculation Agent Fees.  The Calculation Agent will not make any changes  to the Calculation Agent Fees or amend, restate, supplement or otherwise modify the Calculation Agent  Fee Letter in any material respect without the prior written approval of the Lenders.

  ‐85‐    SECTION 5.05 Affirmative Covenants of the Collateral Custodian.  From the Closing Date until the Facility  Termination Date:  (a) Compliance with Applicable  Law.   The Collateral Custodian will  comply  in  all material  respects with all Applicable Law.  (b) Preservation  of  Existence.    The  Collateral  Custodian  will  preserve  and  maintain  its  existence,  rights,  franchises  and privileges  in  the  jurisdiction of  its  formation  and qualify  and  remain  qualified  in good  standing  in each  jurisdiction where  failure  to preserve and maintain  such existence,  rights, franchises, privileges and qualification could reasonably be expected to have a Material Adverse  Effect.  (c) Location of Loan Asset Files.  Subject to Article IX, the Required Loan Documents and any  other Loan Asset Files held by the Collateral Custodian shall remain at all times in the possession of the  Collateral Custodian at  its offices  located at 1100 North Market Street, Wilmington, DE 19890 unless  notice of a different address  is given  in accordance with the terms hereof or unless the Required Loan  Documents and any other Loan Asset Files held by the Collateral Custodian are released to the Calculation  Agent or Initial Lender on a temporary basis in accordance with the terms hereof, except as such Required  Loan Documents and any other Loan Asset Files may be released pursuant to the terms of this Agreement.  SECTION 5.06 Negative Covenants of the Collateral Custodian.  From the Closing Date until the Facility  Termination Date:  (a) Loan Asset File.  The Collateral Custodian will not dispose of any documents constituting  the  Loan Asset File  in any manner  that  is  inconsistent with  the performance of  its obligations as  the  Collateral Custodian pursuant to this Agreement and will not dispose of any item of the Collateral except  as contemplated by this Agreement.  (b) No Changes  in Collateral Custodian Fees.   The Collateral Custodian will not make any  changes  to  the  Collateral  Custodian  Fees  or  amend,  restate,  supplement  or  otherwise  modify  the  Collateral Custodian Fee Letter without the prior written approval of the Lenders and the Borrower.  SECTION 5.07 Affirmative Covenants of Holdings.  From the Closing Date until the Facility Termination  Date:  (a) Preservation of Trust Existence.  Holdings will preserve and maintain its trust existence,  rights, franchises and privileges in the jurisdiction of its formation and will promptly obtain and thereafter  maintain qualifications to do business as a statutory trust in any other State in which it does business and  in which it is required to so qualify under Applicable Law unless the failure to be so qualified would not  reasonably be expected to result in a Material Adverse Effect.  Notwithstanding anything to the contrary  herein, each of the parties hereto acknowledges and agrees that Carlyle Secured Lending III (in its various  capacities hereunder), upon thirty (30) days prior written notice to the Initial Lender (i) may be succeeded  by any successor by merger or other business combination that is managed or advised by Carlyle Global  Credit Investment Management L.L.C. or an affiliate thereof, provided that such successor is and was not  insolvent or  subject  to any bankruptcy or  insolvency proceedings at any  time during or prior  to  such  merger or other business combination, (ii) any such merger or other business combination and succession  shall be permitted hereunder, subject to the conditions set forth herein, and (iii) upon such merger or  other business combination, such successor by merger or other business combination shall automatically  succeed to the various capacities of Carlyle Secured Lending III hereunder; provided that,  in each case,

  ‐86‐    such merger, other business  combination or  succession  could not  reasonably be  expected  to have  a  Material Adverse Effect.  Subject to the conditions herein, Holdings shall maintain its existence as a trust  at all times until the Maturity Date and the satisfaction  in full of all obligations outstanding under this  Agreement and any Transaction Document. Notwithstanding anything herein to the contrary, Holdings  shall provide no less than 30 days prior written notice to the Administrative Agent and the Initial Lender  before taking any action relating to any dissolution, sale, winding up or liquidation of the trust, including  but not limited to any action pursuant to Section 11.1 of the Declaration of Trust, and in connection with  any such action, dissolution, sale, winding up or liquidation, promptly provide the Initial Lender (unless  otherwise waived in writing by the Initial Lender in its sole discretion) an opinion of its applicable Delaware  counsel in form and substance reasonably acceptable to the Majority Lenders stating, inter alia, that the  security interest granted in the Pledged Equity hereunder will not be adversely affected thereby.    (b) Protection of Security Interest.  Holdings shall take all action that the Calculation Agent  or the Administrative Agent (acting at the direction of the Majority Lenders) may reasonably request to  perfect, protect and more fully evidence the first priority (subject to Permitted Liens) perfected security  interest in favor of the Administrative Agent, for the benefit of the Secured Parties, in the Pledged Equity,  or to enable the Administrative Agent and the Secured Parties to exercise or enforce any of their rights  hereunder.  (c) Liens.  Holdings will promptly notify the Administrative Agent and the Initial Lender of the  existence of any Lien on the Pledged Equity known to Holdings (other than Permitted Liens) and Holdings  shall defend the right, title and interest in favor of the Administrative Agent, for the benefit of the Secured  Parties,  in  and  to  the  Pledged  Equity  against  all  claims  of  third  parties  to  the  extent  commercially  reasonable to do so (as determined by Holdings in its reasonable discretion), other than with respect to  Permitted Liens.  (d) Compliance with Applicable Law.  Except as would not, individually or in the aggregate,  reasonably be expected to result in a Material Adverse Effect, Holdings shall at all times comply with all  Applicable Law (including Environmental Laws, and all federal securities laws).    (e)  Delaware Trustee.  Holdings shall provide the Initial Lender with at least 30 days written  notice prior to any removal or resignation of Wilmington Trust, National Association, as its Delaware  trustee.    SECTION 5.08 Negative Covenants of Holdings.   From  the Closing Date until  the Facility Termination  Date:  (a) Protection of Title.  Except as otherwise permitted under this Agreement, Holdings shall  not take any action which would directly or indirectly materially impair or adversely affect Holdings' title  to the Pledged Equity.  (b) Transfer Limitations.  Holdings shall not transfer, assign, convey, grant, bargain, sell, set  over, deliver or otherwise dispose of, or pledge or hypothecate, directly or indirectly, any interest in the  Pledged Equity to any Person other than the Administrative Agent for the benefit of the Secured Parties,  other than Permitted Liens, or engage in financing transactions or similar transactions with respect to the  Pledged Equity with any Person other than the Administrative Agent.  (c) Liens.   Holdings  shall not create,  incur or permit  to exist any Lien  in or on any of  the  Pledged Equity, other than Permitted Liens.

  ‐87‐    (d) Organizational  Documents.    Holdings  shall  not  modify  or  terminate  any  of  the  organizational or operational documents of Holdings in any manner that would materially and adversely  affect the security  interest  in the Pledged Equity  in favor of the Administrative Agent, on behalf of the  Secured Parties.  (e) Wind Down, Dissolution or Liquidation.  Holdings shall not dissolve or liquidate prior to  the Maturity Date and the satisfaction in full of all obligations outstanding under this Agreement and any  Transaction  Document without  the  prior written  consent  of  the  Administrative  Agent  (acting  at  the  direction of the Majority Lenders) and the Initial Lender, including but not limited to any dissolution or  liquidation pursuant to Section 11.1 of the Declaration of Trust.  (f) Change of Jurisdiction, Location or Names.  Holdings shall not change the jurisdiction of  its incorporation, change the location of its principal place of business and chief executive office or make  any change to its name, prior to the effective date of any such change in the jurisdiction of its formation,  change in location or name change or use, Holdings provides at least 30 days prior written notice thereof  and delivers to the Administrative Agent such financing statements as the Administrative Agent (acting at  the  direction  of  the Majority  Lenders) may  request  to  reflect  such  change  in  the  jurisdiction  of  its  formation, change in location or name change or use, together any other documents and instruments as  the Administrative Agent  (acting at  the direction of  the Majority  Lenders) may  reasonably  request  in  connection therewith.  ARTICLE VI.  EVENTS OF DEFAULT  SECTION 6.01 Events of Default.  If any of the following events (each, an "Event of Default") occurs:  (a) the Borrower fails to make any payment of (i) any Obligation (other than the payment of  any amount upon the Maturity Date) when due and such failure is not cured within five (5) Business Days  or (ii) any Obligation on the Maturity Date;  (b) the Borrower defaults in making any payment required to be made under one or more  agreements  for borrowed money  to which  it  is a party  in an aggregate principal amount  in excess of  $5,000,000 and any such  failure continues unremedied  for 15 Business Days, or an event of default  is  declared under any such agreement, in each case, and such default is not cured or remedied within the  applicable cure period, if any, provided for under such agreement;  (c) any failure on the part of the Borrower or Holdings duly to observe or perform any of its  covenants or agreements set forth in this Agreement or the other Transaction Documents to which it is a  party  (other  than  covenants or agreements with  respect  to which another clause of  this Section 6.01  expressly relates, which shall not, on its own, constitute an Event of Default under this clause (c)) and the  same continues unremedied for a period of 30 days (if such failure can be remedied) after the earlier to  occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have  been  given  to  the Borrower by  the Administrative Agent or  any  Lender  and  (ii) the date on which  a  Responsible Officer of the Borrower acquires actual knowledge thereof;  (d) the occurrence of a Bankruptcy Event relating to the Borrower or Holdings;  (e) the rendering of one or more final judgments, decrees or orders by a court or arbitrator  of  competent  jurisdiction  against  the  Borrower  or Holdings  for  the  payment  of money  in  excess  of

  ‐88‐    $7,500,000  in the aggregate (unless such judgment  is covered by third party  insurance as to which the  insurer has been notified of such judgment, decree or order and has not denied or failed to acknowledge  coverage) where the Borrower or Holdings, as applicable, shall not have either (i) discharged or provided  for the discharge of any such judgment, decree or order in accordance with its terms or (ii) perfected a  timely appeal, decree or order and caused the execution of the same to be stayed during the pendency  of the appeal;  (f) the breach by the Borrower of the covenants set forth in Section 5.01(b) or any failure on  the part of the Borrower duly to observe or perform any covenants or agreements of the Borrower set  forth in Section 5.01(c) (solely with respect to existence), any failure on the part of the Borrower duly to  observe or perform any covenants or agreements of the Borrower set forth in Section 5.02, or any failure  on  the part of Holdings duly  to observe any of  the  covenants or agreements of Holdings  set  forth  in  Section 5.08;  (g) (i) any Transaction Document, or any Lien or security interest granted thereunder, shall  (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be  the  legally valid, binding and enforceable obligation of the Borrower or Holdings; provided that, there  shall be no Event of Default under this clause (g)(i) to the extent such Event of Default arises solely from  the  action  (or  inaction)  of  the  Account  Bank,  the  Calculation  Agent  the  Collateral  Custodian,  the  Administrative Agent or a Lender, (ii) the Borrower, Holdings, the Equityholder or any of their Affiliates  shall, directly or indirectly, contest in writing in any manner the effectiveness, validity, binding nature or  enforceability of any Transaction Document or any Lien or security interest thereunder or (iii) any security  interest securing any obligation under any Transaction Document shall, in whole or in part, cease to be a  first  priority  perfected  security  interest  (subject  to  Permitted  Liens)  except  as  otherwise  expressly  permitted to be released in accordance with the applicable Transaction Document; provided that there  shall be no Event of Default under this clause (g)(iii) to the extent such Event of Default arises from the  action  (or  inaction)  of  the  Account  Bank,  the  Calculation  Agent,  the  Collateral  Custodian,  the  Administrative Agent or a Lender;  (h) any Change of Control shall occur;  (i) any representation, warranty or certification made by the Borrower or Holdings  in any  Transaction Document or in any agreement, instrument, certificate or other document delivered pursuant  to any Transaction Document shall prove to have been incorrect in any material respect when made; or  (j) the failure of the Borrower to maintain at least one Independent Director;   then the Administrative Agent at  the direction of  the Majority Lenders, shall, by written notice  to the  Borrower, declare the Maturity Date to have occurred; provided, that, in the case of any event described  in Section 6.01(d), the Maturity Date is deemed to have occurred automatically upon the occurrence of  such  event.   Upon  the  occurrence  and  during  the  continuation  of  any  Event  of Default,  (i)  Lenders  may decline to make any Advance hereunder or terminate its commitment to make Advances hereunder,  (ii) the Administrative Agent at the direction of the Majority Lenders shall declare the Advances to be  immediately due and payable in full (without presentment, demand, protest or notice of any kind all of  which are hereby waived by the Borrower) and any other Obligations to be immediately due and payable;  provided that, in the case of any event described in Section 6.01(d), the Advances and other Obligations  become immediately due and payable in full (without presentment, demand, protest or notice of any kind  all of which are hereby waived by the Borrower) without the need of any notice to the Borrower upon the

  ‐89‐    occurrence of such event and (iii) all amounts on deposit in the Collection Accounts shall be distributed  by the Account Bank, acting at the direction of the Administrative Agent (acting at the direction of the  Majority Lenders) as described in Section 2.08(c) (provided that the Borrower shall in any event remain  liable  to  pay  such  Advances  and  all  such  amounts  and  Obligations  immediately  in  accordance with  Section 2.08(c)).  In addition, upon the occurrence and during the continuation of any Event of Default,  the Lenders and the Administrative Agent, on behalf of the Secured Parties, shall have, in addition to all  other rights and remedies under this Agreement, the other Transaction Documents or otherwise, all other  rights and remedies provided under the UCC of the applicable jurisdiction and other Applicable Law, which  rights shall be cumulative.  SECTION 6.02 Pledged Equity.  (a) Except as otherwise set forth in Section 6.02(b) or 6.02(c):  (i) Holdings shall be entitled to exercise any and all voting or other consensual rights  and powers inuring to an owner of Pledged Equity or any part thereof and Holdings agrees that it  shall exercise such rights for purposes not in contravention of the terms of this Agreement and  the other Transaction Documents.  (ii) Holdings shall be entitled to receive and retain any and all dividends and other  distributions paid on or distributed  in respect of the Pledged Equity (without any obligation to  contribute such amounts to the Collection Accounts), to the extent and only to the extent that  such dividends and other distributions are not prohibited by  the  terms and conditions of  this  Agreement and Applicable Law; provided that any noncash dividends or other distributions that  would constitute Pledged Equity, shall be and become part of the Pledged Equity, and, if received  by Holdings, shall not be commingled by Holdings with any of its other property but shall be held  separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent  and the Secured Parties and Holdings shall promptly take all steps reasonably necessary to ensure  the validity, perfection and priority (subject to Permitted Liens), including promptly delivering the  same  to  the  Administrative  Agent  in  the  same  form  as  so  received  (with  any  necessary  endorsement reasonably requested by the Administrative Agent).  So long as no Event of Default  has  occurred  and  is  continuing,  the Administrative Agent  shall  cooperate with Holdings with  respect to making exchanges of Pledged Equity in connection with any exchange or redemption  of such Pledged Equity not prohibited by this Agreement, which such cooperation shall include  delivery  of  any  such  Pledged  Equity  in  exchange  for  replacement  Pledged  Equity.    For  the  avoidance of doubt, the Borrower agrees to reimburse the Administrative Agent for any costs or  expenses incurred due to the provisions of this Section 6.02(a)(ii).  (b) Upon the occurrence and during the continuance of an Event of Default (and after the  delivery of written notice to Holdings) or upon the occurrence of any event described in Section 6.01(d)  (without notice), all rights of Holdings to dividends or other distributions that Holdings is authorized to  receive pursuant to Section 6.02(a)(ii) shall cease, and all such rights shall thereupon become vested in  the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain  such dividends or other distributions.  All dividends or other distributions received by Holdings contrary  to the provisions of this Section 6.02(b) shall be held in trust for the benefit of the Administrative Agent,  shall be  segregated  from other property or  funds of Holdings and  shall be promptly delivered  to  the  Administrative Agent  in  the  same  form  as  so  received  (with  any  necessary  endorsement  reasonably  requested by the Administrative Agent).  Any and all money and other property paid over to or received

  ‐90‐    by the Administrative Agent pursuant to the provisions of this Section 6.02(b) shall be retained by the  Administrative Agent in the Collection Accounts and shall be applied in accordance with the terms of this  Agreement.  After all Events of Default have been waived or are no longer continuing, the Administrative  Agent, upon direction from the Majority Lenders, shall promptly repay to Holdings (without interest) all  dividends or other distributions that Holdings would otherwise be permitted to retain pursuant to the  terms of Section 6.02(a)(ii) and that remain in such account.  (c) Upon the occurrence and during the continuance of an Event of Default (and after the  delivery of written notice to Holdings) or upon the occurrence of any event described in Section 6.01(d)  (without notice), then (i) all rights of Holdings to exercise the voting and consensual rights and powers it  is entitled to exercise pursuant to Section 6.02(a)(i) shall cease, and all such rights shall thereupon become  vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise  such voting and consensual rights and powers acting at the direction of the Majority Lenders; provided,  that, unless otherwise directed by  the Majority Lenders, the Administrative Agent shall have the right  from  time  to  time  following and during  the continuance of an Event of Default  to permit Holdings  to  exercise such rights and (ii) in order to permit the Administrative Agent to exercise the voting and other  consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and  other distributions which  it may be entitled to receive hereunder, Holdings shall promptly execute and  deliver (or cause to be executed and delivered) to the Administrative Agent all proxies, dividend payment  orders and other instruments as the Administrative Agent (acting at the direction of the Majority Lenders)  may from time to time reasonably request.  After all Events of Default have been waived or are no longer  continuing, Holdings shall have the exclusive right to exercise the voting or consensual rights and powers  that Holdings would otherwise be entitled to exercise pursuant to the terms of Section 6.02(a)(i).  (d) Any notice given by  the Administrative Agent  to  the Borrower under  this Section 6.02  shall be given in writing.  SECTION 6.03 Additional Remedies.  (a) Upon  the occurrence and during  the continuation of an Event of Default, and without  limiting the remedies provided  in this Article VI, the Administrative Agent shall, at the direction of the  Majority Lenders, (i) sell or otherwise dispose of any of the Collateral or the Pledged Equity at public or  private sales and take possession of the proceeds of any such sale or disposition, (ii) instruct the obligor  or obligors on any account, agreement, instrument or other obligation constituting Collateral or Pledged  Equity  to make any payment  required by  the  terms of such account, agreement,  instrument or other  obligation to or at the direction of the Administrative Agent (iii) give notice of sole control or any other  instruction under the Account Control Agreement and take any action therein with respect to Collateral  subject thereto, (iv) in accordance with Section 6.02, transfer and register in its name or in the name of  its  nominee  the  whole  or  any  part  of  the  Pledged  Equity,  exchange  certificates  or  instruments  representing  or  evidencing  Pledged  Equity  for  certificates  or  instruments  of  smaller  or  larger  denominations,  exercise  the  voting  and  all  other  rights  as  a  holder with  respect  thereto,  including  exchange, subscription or any other rights, privileges or options pertaining to any Pledged Equity, and  otherwise act with respect to the Pledged Equity as though the Administrative Agent was the absolute  owner thereof and  (v) in accordance with Section 6.02, collect and receive all cash dividends,  interest,  principal and other distributions made on any Pledged Equity.  (b) Any Collateral or Pledged Equity  to be  sold or otherwise disposed of pursuant  to  this  Article VI may be sold or disposed of in one or more parcels at public or private sale or sales, which sales

  ‐91‐    may be adjourned or continued from time to time with or without notice upon such terms and conditions  as  the Administrative Agent  (acting at  the direction of  the Majority Lenders) may deem commercially  reasonable and at such prices as  it may deem best, for cash or on credit or for future delivery without  assumption of any credit risk.  Any sale or disposition of Collateral or Pledged Equity may be made without  the Administrative Agent giving warranties of any kind with respect to such sale or disposition and the  Administrative Agent may specifically disclaim any warranties of title or the like.  The Administrative Agent  may comply with any applicable State or federal law requirements in connection with a sale or disposition  of  the  Collateral  or  Pledged  Equity  and  compliance  will  not  be  considered  to  adversely  affect  the  commercial reasonableness of any such sale or disposition.  If any notice of a proposed sale or disposition  of the Collateral or Pledged Equity is required by law, such notice is deemed commercially reasonable and  proper if given at least ten (10) days before such sale or disposition.  The Administrative Agent has the  right upon any public sale of Collateral or Pledged Equity and, to the extent permitted by law, upon any  such private sale of Collateral or Pledged Equity, to purchase the whole or any part of the Collateral or  Pledged Equity so sold or disposed of free of any right of equity redemption, which equity redemption the  Borrower hereby waives.  Upon any sale or disposition of Collateral or Pledged Equity, the Administrative  Agent has the right to deliver and transfer to the purchaser or transferee thereof the Collateral or Pledged  Equity so sold or disposed of.  (c) For the avoidance of doubt, this Agreement (including this Article VI) shall be subject to  the special servicing activities provisions in Section 8.05.  (d) Upon  the  occurrence  and  during  the  continuation  of  an  Event  of  Default,  the  Administrative Agent may (and at the direction of the Majority Lenders shall) direct the Borrower to (and  the Borrower shall promptly comply or cause the Portfolio Asset Servicer to comply with such direction)  instruct any Counterparty Lender to elevate the loan participation interest in respect of any Portfolio Asset  that is a loan participation or transfer the underlying loan to the Administrative Agent or a designee of  the Administrative Agent.  ARTICLE VII.  THE ADMINISTRATIVE AGENT  SECTION 7.01 Appointment and Authority.  Each of the Lenders hereby irrevocably appoints Wilmington  Trust, National Association to act on its behalf as the Administrative Agent hereunder and under the other  Transaction Documents and authorizes the Administrative Agent to take such actions on its behalf and to  exercise  such  powers  as  are  delegated  to  the Administrative Agent  by  the  terms  hereof  or  thereof,  together with such actions and powers as are reasonably incidental thereto.  The provisions of this Article  VII are  solely  for  the benefit of  the Administrative Agent,  the Lenders and  the other Secured Parties,  neither the Borrower nor Holdings shall have rights as a third‐party beneficiary of any of such provisions  (except Section 7.06(a)).  It is understood and agreed that the use of the term "agent" herein or in any  other Transaction Documents (or any other similar term) with reference to the Administrative Agent is  not  intended  to  connote  any  fiduciary or other  implied  (or express) obligations arising under agency  doctrine of any Applicable Law, whether before or after an Event of Default.  Instead such term is used as  a matter  of market  custom,  and  is  intended  to  create  or  reflect  only  an  administrative  relationship  between contracting parties. The Administrative Agent is hereby directed to execute and deliver each of  the Transaction Documents to which it is intended to be a party .  SECTION 7.02 Rights as a Lender.  The Person serving as the Administrative Agent hereunder shall have  the same rights and powers in its capacity as a Lender (to the extent it is also a Lender) as any other Lender

  ‐92‐    and may exercise the same as though  it were not the Administrative Agent, and the term "Lender" or  "Lenders" shall, unless otherwise expressly indicated or unless the context otherwise requires, include the  Person serving as the Administrative Agent hereunder in its capacity as Lender, if applicable.  Such Person  and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor  or  in any other advisory capacity for, and generally engage  in any kind of business with, the Borrower,  Holdings or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent  hereunder and without any duty to account therefor to the Lenders.  SECTION 7.03 Exculpatory Provisions.   (a) The Administrative Agent shall not have any duties or obligations except those expressly  set forth herein and in the other Transaction Documents, and its duties hereunder shall be administrative  in nature.  The permissive rights of the Administrative Agent to do things enumerated in this Agreement  shall not be construed as a duty and, with respect to such permissive rights, the Administrative Agent shall  not be answerable for other than its gross negligence or willful misconduct. Without limiting the generality  of the foregoing, the Administrative Agent:  (i) shall not be subject to any fiduciary or other implied duties, regardless of whether  an Event of Default or Unmatured Event of Default has occurred and is continuing;  (ii) shall  not  have  any  duty  to  take  any  discretionary  action  or  exercise  any  discretionary powers, except discretionary rights and powers expressly contemplated hereby or  by  the other Transaction Documents  that  the Administrative Agent  is  required  to exercise as  directed in writing by the Majority Lenders (or such other number or percentage of the Lenders  as shall be expressly provided for herein or in the other Transaction Documents); provided that  the Administrative Agent shall not be required to take any action that, in its opinion or the opinion  of  its  counsel,  may  expose  the  Administrative  Agent  to  liability  or  that  is  contrary  to  any  Transaction Document or Applicable Law,  including for the avoidance of doubt any action that  may  be  in  violation  of  the  automatic  stay  under  any  Bankruptcy  Law  or  that may  effect  a  forfeiture, modification or  termination of property of  a Defaulting  Lender  in  violation of  any  Bankruptcy Law; and  (iii) shall  not,  except  as  expressly  set  forth  herein  and  in  the  other  Transaction  Documents, have any duty  to disclose, and  shall not be  liable  for  the  failure  to disclose, any  information  relating  to  the  Borrower,  Holdings  or  any  of  their  respective  Affiliates  that  is  communicated  to or obtained by  the Person serving as  the Administrative Agent or any of  its  Affiliates in any capacity.  (b) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with  the consent or at the request of the Majority Lenders (or such other number or percentage of the Lenders  as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under  the  circumstances  as  provided  herein),  or  (ii) in  the  absence  of  its  own  gross  negligence  or  willful  misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment.  The  Administrative Agent shall be deemed not to have knowledge of any Event of Default, Unmatured Event  of  Default,  Market  Trigger  Event  or  Rating  Event  unless  and  until  a  Responsible  Officer  of  the  Administrative Agent receives a written notice from the Borrower, Holdings or a Lender describing such  Event of Default, Unmatured Event of Default, Market Trigger Event or Rating Event and conspicuously  marked as a notice of default or event of default. The Administrative Agent shall be deemed not to have

  ‐93‐    knowledge of any events or other information unless a Responsible Officer of the Administrative Agent  has actual knowledge thereof and shall have no duty to take any action to determine whether any such  event, default, Market Trigger Event, Rating Event, Unmatured Event of Default or Event of Default has  occurred.  For the avoidance of doubt, the Administrative Agent shall be entitled to assume, and be fully  protected in assuming, that no Rating Event or Rating Event Cure has occurred until written notice thereof  is received by the Administrative Agent.  The Administrative Agent’s receipt of reports (including monthly  distribution  reports) and any publicly available  information, shall not constitute actual or constructive  knowledge or notice of any information contained therein or determinable from information contained  therein.   All reports, notices and documents delivered to the Administrative Agent hereunder shall be  delivered promptly or otherwise made available by the Administrative Agent to each Lender.  In the event  that (x) the Administrative Agent receives instructions which conflict with any other instructions received  by the Administrative Agent and (y) the applicable Transaction Document fails to clearly specify which  party shall provide the applicable instruction(s), then the Administrative Agent shall rely on and follow the  instructions given by the Calculation Agent or the Majority Lenders.  (c) The Administrative Agent shall not be responsible for or have any duty to ascertain or  inquire into (i) any statement, warranty or representation made in or in connection with this Agreement  or  any  other  Transaction Document,  (ii)  the  contents  or  accuracy  of  any  certificate,  report  or  other  document delivered hereunder or thereunder or  in connection herewith or therewith and shall not be  required to recalculate, certify or verify any information therein, (iii) the performance or observance of  any  of  the  covenants,  agreements  or  other  terms  or  conditions  set  forth  herein  or  therein  or  the  occurrence of any Event of Default, Unmatured Event of Default, Market Trigger Event or Rating Event,  (iv)  the validity, enforceability, effectiveness or genuineness of  this Agreement, any other Transaction  Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set  forth  in Article  III or elsewhere herein, other than to confirm receipt of  items expressly required to be  delivered to the Administrative Agent.  (d) Anything herein  to  the  contrary notwithstanding, whenever  reference  is made  in  this  Agreement or  the other Transaction Documents  to any action by, consent, designation,  specification,  requirement or approval of, notice, request or other communication from, or other direction given or  action to be undertaken or to be (or not to be) suffered or omitted by the Administrative Agent or to any  election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of  discretion, rights or remedies to be made (or not to be made) by the Administrative Agent, it is understood  that in all cases the Administrative Agent shall be acting, giving, withholding, suffering, omitting, taking or  otherwise undertaking and exercising the same (or shall not be undertaking and exercising the same) as  directed by the Majority Lenders.  This provision is intended solely for the benefit of the Administrative  Agent and its successors and permitted assigns and is not intended to and will not entitle the other parties  hereto to any defense, claim or counterclaim, or confer any rights or benefits on any party hereto.  (e) The Administrative Agent shall be fully  justified  in failing or refusing to take any action  under this Agreement or any other Transaction Document in its reasonable discretion unless it shall first  receive such advice or concurrence of the Majority Lenders as it deems appropriate.  (f) No provision of this Agreement or any other Transaction Document or any agreement or  instrument  contemplated  hereby  or  thereby,  the  transactions  contemplated  hereby  or  thereby  shall  require  the  Administrative  Agent  to  (i)  expend  or  risk  its  own  funds  or  provide  indemnities  in  the  performance of any of its duties hereunder or the exercise of any of its rights or power or (ii) otherwise  incur any financial liability in the performance of its duties or the exercise of any of its rights or powers

  ‐94‐    unless,  in each case, the Administrative Agent has reasonable assurances that  it will be reimbursed for  such expenditures or incurrences.  (g) The Administrative Agent shall not incur any liability for not performing or in any delay in  performing  any  act  or  fulfilling  any  duty,  obligation  or  responsibility  hereunder  or  under  any  other  Transaction Document by reason of any occurrence of circumstances beyond its control, including without  limitation, any act or provision of any present or future law or regulation or governmental authority; acts  of God; earthquakes;  fires;  floods; wars;  terrorism; civil or military disturbances; sabotage; epidemics;  riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications  service;  accidents;  labor  disputes;  acts  of  civil  or military  authority  or  governmental  actions;  or  the  unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility; it being  understood that the Administrative Agent shall use commercially reasonable efforts which are consistent  with accepted practices in the banking industry to resume performance as soon as reasonably practicable  under the circumstance.  (h) The Administrative Agent shall not be liable for any action or inaction of the Borrower,  Holdings, the Lenders, the Calculation Agent, the Portfolio Asset Servicer or any other party  (or agent  thereof) to this Agreement or any related document and may assume compliance by such parties with  their obligations under this Agreement or any related agreements, unless a Responsible Officer of the  Administrative Agent shall have received written notice to the contrary.    (i)  The Administrative Agent shall be under no obligation to exercise or honor any of the rights  or powers vested in it by this Agreement at the request or direction of the Majority Lenders (or any other  Person authorized or permitted to direct the Administrative Agent hereunder, including without limitation,  any Lender) pursuant to this Agreement or such other Transaction Document, unless one or more Lenders  or other such Persons shall have offered the Administrative Agent security or indemnity acceptable to the  Administrative Agent against costs, expenses and liabilities (including any legal fees) that might reasonably  be  incurred  by  it  in  compliance  with  such  request  or  direction.  For  the  avoidance  of  doubt,  the  Administrative Agent shall not have any duty or obligation to take any affirmative action to exercise or  enforce  any  power,  right  or  remedy  available  to  it  under  this  Agreement  or  any  other  Transaction  Document unless and until directed by the Majority Lenders.    (j)  [Reserved].  (k)  Without limiting the generality of any terms of this section, the Administrative Agent shall  have no liability for any failure, inability or unwillingness on the part of the Lenders, the Calculation Agent,  the Portfolio Asset Servicer or the Borrower to provide accurate and complete  information on a timely  basis to the Administrative Agent or otherwise on the part of any such party to comply with the terms of  this Agreement or the other Transaction Documents, and shall have no liability for any inaccuracy or error  in the performance or observance on the its part of any of its duties hereunder that is caused by or results  from any such inaccurate, incomplete or untimely information received by it, or other failure on the part  of any such other party to comply with the terms hereof.  (l)  The Administrative Agent shall not be under any obligation to (i) confirm or verify whether  the conditions  to  the delivery of Collateral have been satisfied or  to determine whether  (A) a  loan  is a  Portfolio Asset or meets the criteria in the definition thereof or is otherwise eligible for purchase hereunder,  (B) an investment is otherwise eligible for purchase hereunder.

  ‐95‐    SECTION 7.04 Reliance by Administrative Agent.   The Administrative Agent shall be entitled to request  and  to  rely  conclusively  upon,  and  shall  not  incur  any  liability  for  relying  upon,  any  notice,  request,  certificate, consent, opinion, statement,  instrument, resolution, order, bond, debenture, note or other  evidence  of  indebtedness,  document  or  other writing  (including  any  electronic message,  Internet  or  intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent  or otherwise authenticated by  the proper Person.   The Administrative Agent also may  rely upon any  statement made to it orally or by telephone and believed by it to have been made by the proper Person,  and  shall  not  incur  any  liability  for  relying  thereon.    In  determining  compliance with  any  condition  hereunder to the making of an Advance that by its terms must be fulfilled to the satisfaction of a Lender,  the Administrative Agent may presume  that  such  condition  is  satisfactory  to  such  Lender unless  the  Administrative Agent shall have received notice to the contrary from such Lender prior to the making of  such Advance.   The Administrative Agent may consult with  legal counsel (who may be counsel for the  Borrower or Holdings), independent accountants and other experts selected by it, and shall not be liable  for any action  taken or not  taken by  it  in accordance with  the advice or opinion of any such counsel,  accountants or experts or in accordance with judicial or administrative order, judgment, decree, writ or  other form of judicial or administrative process.  SECTION 7.05 Delegation of Duties.  The Administrative Agent may perform any and all of its duties and  exercise its rights and powers hereunder or under any other Transaction Document by or through any one  or more agents,  sub‐agents or attorneys appointed by  the Administrative Agent.   The Administrative  Agent and any such agents, sub‐agent or attorneys may perform any and all of its duties and exercise its  rights and powers by or through their respective Related Parties.  The exculpatory provisions of this Article  shall apply to any such party and to the Related Parties of the Administrative Agent and any such party.   The Administrative Agent shall not be responsible for the negligence or misconduct of any unaffiliated  agent, sub‐agents or attorney appointed by it with due care.  Notwithstanding anything to the contrary  herein, the Administrative Agent shall not appoint any Competitor as a sub‐agent.  SECTION 7.06 Resignation of Administrative Agent.  (a) The Administrative Agent may at any time give notice of  its resignation to the Lenders  and the Borrower.  Upon receipt of any such notice of resignation, the Initial Lender shall have the right  to appoint a successor with the consent of the Borrower to the extent no Event of Default is continuing,  such consent not to be unreasonably withheld, conditioned or delayed.  If no such successor shall have  been so appointed by the Initial Lender and shall have accepted such appointment within 30 days after  the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by  the Initial Lender) (the "Resignation Effective Date"), then the retiring Administrative Agent may (but shall  not be obligated to), on behalf of itself and the Lenders, petition a court of competent jurisdiction for the  appointment of a successor Administrative Agent.  Whether or not a successor has been appointed, such  resignation shall become effective in accordance with such notice on the Resignation Effective Date and  the Administrative Agent shall be entitled to deliver any Collateral held or controlled by it, if any, to the  Initial Lender or, to the extent applicable pursuant to any such petition, tender such Collateral to a court  of competent jurisdiction.  Notwithstanding anything to the contrary contained herein, no Competitor or  Defaulting Lender shall be appointed as a successor to the Administrative Agent.  (b) With effect from the Resignation Effective Date (i) the retiring Administrative Agent shall  be discharged from its duties and obligations hereunder and under the other Transaction Documents and  (ii) except for any fees, expenses and indemnity payments owed to the retiring Administrative Agent, all  payments, communications and determinations provided to be made by, to or through the Administrative

  ‐96‐    Agent shall  instead be made by or to each Lender directly, until such time,  if any, as the  Initial Lender  appoints a successor Administrative Agent as provided for above.  Upon the acceptance of a successor's  appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with  all of the rights, powers, privileges and duties of the retiring Administrative Agent (other than any rights  to fees, expenses and indemnity payments owed to the retiring Administrative Agent), and the retiring  Administrative Agent shall be discharged from all of  its duties and obligations hereunder or under the  other Transaction Documents.   The fees payable by the Borrower to a successor Administrative Agent  shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and  such successor.  After the retiring Administrative Agent's resignation or removal hereunder and under the  other Transaction Documents, the provisions of this Article VII and Section 11.07 shall continue in effect  for  the benefit of  such  retiring or  removed Administrative Agent,  its  sub‐agents  and  their  respective  Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or  removed Administrative Agent was acting as Administrative Agent.  SECTION 7.07 Non‐Reliance  on  Agents  and Other  Lenders.    Each  Lender  acknowledges  that  it  has,  independently and without reliance upon the Administrative Agent or any other Lender or any of their  Related Parties and based on such documents and information as it has deemed appropriate, made its  own credit analysis and decision to enter into this Agreement.  Each Lender also acknowledges that it will,  independently and without reliance upon the Administrative Agent or any other Lender or any of their  Related  Parties  and  based  on  such  documents  and  information  as  it  shall  from  time  to  time  deem  appropriate, continue to make its own decisions in taking or not taking action under or based upon this  Agreement,  any  other  Transaction  Document  or  any  related  agreement  or  any  document  furnished  hereunder or thereunder.  SECTION 7.08 Reimbursement by  Lenders.   To  the  extent  that  the Borrower  for  any  reason  fails  to  indefeasibly  pay  any  amount  required  under  Article X  or  Section 11.07  to  be  paid  by  it  to  the  Administrative Agent (or any sub‐agent thereof) or any Related Party of any of the foregoing, each Lender  severally agrees to pay to the Administrative Agent (or any such sub‐agent) or such Related Party, as the  case may be, such Lender's Pro Rata Share (determined as of the time that the applicable unreimbursed  expense or  indemnity payment  is sought based on each Lender's Pro Rata Share at such time) of such  unpaid  amount  (including  any  such  unpaid  amount  in  respect  of  a  claim  asserted  by  such  Lender);  provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense,  as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub‐agent)  in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative  Agent (or any such sub‐agent) in connection with such capacity.  The obligations of the Lenders to make  payments pursuant to Section 7.08 are several and not joint.  The failure of any Lender to make any such  payment on any date required hereunder shall not relieve any other Lender of its corresponding obligation  to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make  its payment under Section 7.08.  SECTION 7.09 Administrative Agent May File Proofs of Claim.  In case of the pendency of any proceeding  under any Bankruptcy Relief Law or any other judicial proceeding relative to the Borrower or Holdings,  the Administrative Agent  (irrespective of whether  the principal of any Advance shall  then be due and  payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative  Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated)  by intervention in such proceeding or otherwise:

  ‐97‐    (a) to file and prove a claim for the whole amount of the principal and  interest owing and  unpaid in respect of the Advances and all other Obligations that are owing and unpaid and to file such  other documents as may be necessary or advisable  in order to have the claims of the Secured Parties  (including any  claim  for  the  reasonable  compensation, expenses, disbursements and advances of  the  Secured Parties and their respective agents and counsel and all other amounts due the Secured Parties  under Section 11.07) allowed in such judicial proceeding; and  (b) to collect and receive any monies or other property payable or deliverable on any such  claims and to distribute the same;  and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such  judicial proceeding  is hereby authorized by each Lender to make such payments to the Administrative  Agent and,  in  the event  that  the Administrative Agent  shall consent  to  the making of  such payments  directly  to  the  Lenders,  to  pay  to  the  Administrative  Agent  any  amount  due  for  the  reasonable  compensation, expenses, disbursements and advances of  the Administrative Agent and  its agents and  counsel, and any other amounts due the Administrative Agent under Section 11.07.  SECTION 7.10 Collateral Matters.  (a) Each Lender authorizes  the Administrative Agent  to  release any Lien on any collateral  granted  to  or  held  by  the  Administrative  Agent,  for  the  benefit  of  the  Secured  Parties,  under  this  Agreement or any other Transaction Document including, without limitation, the Collateral and Pledged  Equity (i) as provided in Section 2.11 or (ii) if approved, authorized or ratified in writing in accordance with  Section 11.01.  Upon request by the Administrative Agent at any time, the Majority Lenders will confirm  in writing  the  Administrative  Agent's  authority  to  release  its  interest  in  particular  types  or  items  of  property.  In each case as specified in this Section 7.10, the Administrative Agent will, at the Borrower's  expense, execute and deliver  to  the Calculation Agent  such documents as  the Calculation Agent may  reasonably  request  to  evidence  the  release  of  such  item  of  Collateral  and  Pledged  Equity  from  the  assignment and security interest granted under this Agreement or the other Transaction Documents in  accordance with the terms of the Transaction Documents and this Section 7.10.  (b) The Administrative Agent  shall not be  responsible  for or have  a duty  to  ascertain or  inquire  into  any  representation  or  warranty  regarding  the  existence,  value  or  collectability  of  the  Collateral  for  the  legality,  enforceability,  effectiveness  or  sufficiency  of  this  Agreement  or  the  other  Transaction  Documents,  the  existence,  priority,  creation,  validity,  enforceability  or  perfection  of  the  Administrative  Agent's  Lien  thereon,  or  any  certificate  prepared  by  the  Borrower  or  the  Applicable  Servicer in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders  for any failure to monitor or maintain any portion of the Collateral or the Lien thereon.  (c) It is understood and agreed that the Administrative Agent (i) shall have no responsibility  with  respect  to  the determination of whether any Pledged Equity  is certificated or uncertificated and  (ii) the Administrative Agent shall only be responsible for holding Pledged Equity to the extent actually  received.  SECTION 7.11 Administrative  Agent  Compensation.    As  compensation  for  its  Administrative  Agent  activities  hereunder,  the  Administrative  Agent  shall  be  entitled  to  the  amounts  set  forth  in  the  Administrative Agent Fee Letter from the Borrower, payable pursuant to the extent of funds available  therefor pursuant to the provisions of Section 2.08; provided that if such amounts are insufficient then  Sections  9.12  and  11.07  shall  be  applicable.    The  Administrative  Agent’s  entitlement  to  receive  the

  ‐98‐    amounts  set  forth  in  the Administrative Agent Fee  Letter  shall  cease on  the earlier  to occur of  (i)  its  removal as Administrative Agent pursuant to the terms hereof , (ii) its resignation as Administrative Agent  pursuant to the terms hereof or (iii) the termination of this Agreement; provided that the Administrative  Agent shall be entitled to any fees accrued and payable up to such date to the extent not previously paid.  SECTION 7.12 Merger or Consolidation.   Any Person  (a)  into which  the Administrative Agent may be  merged or consolidated, (b) that may result from any merger or consolidation to which the Administrative  Agent shall be a party or (c) that may succeed to the corporate trust business of the Administrative Agent  substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption  to  perform  every  obligation  of  the  Administrative  Agent  hereunder,  shall  be  the  successor  to  the  Administrative Agent under this Agreement without further act of any of the parties to this Agreement.  SECTION 7.13 Erroneous Payments.  (a) Each Lender hereby agrees that (i) if the Administrative Agent notifies a Lender, or any  Person who has received funds on behalf of a Lender (any such Lender or other recipient, a “Payment  Recipient”)  that  the Administrative Agent has determined  in  its  sole discretion  (whether or not after  receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment  Recipient  from  the  Administrative  Agent  or  any  of  its  Affiliates  were  erroneously  or  mistakenly  transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or  not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether received as  a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually  and  collectively, an  “Erroneous Payment”) and demands  the  return of  such Erroneous Payment  (or a  portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative  Agent  and  shall  be  segregated  by  the  Payment  Recipient  and  held  in  trust  for  the  benefit  of  the  Administrative Agent, and such Lender shall (or, with respect to any Payment Recipient who received such  funds on  its behalf,  shall  cause  such Payment Recipient  to) promptly, but  in no event  later  than  two  Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment  (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received),  together with interest thereon in respect of each day from and including the date such Erroneous Payment  (or portion thereof) was received by such Payment Recipient to the date such amount  is repaid to the  Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined  by the Administrative Agent in accordance with banking industry rules on interbank compensation from  time to time in effect.  A notice of the Administrative Agent to any Payment Recipient under this clause  (a) shall be conclusive, absent manifest error.  (b) Without limiting immediately preceding clause (a), each Lender, or any Person who has  received funds on behalf of a Lender, hereby further agrees that if it receives a payment, prepayment or  repayment  (whether  received  as  a  payment,  prepayment  or  repayment  of  principal,  interest,  fees,  distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different  amount than, or on a different date from, that specified  in this Agreement or  in a notice of payment,  prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such  payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment,  prepayment or  repayment  sent by  the Administrative Agent  (or any of  its Affiliates), or  (z)  that  such  Lender, or other such recipient, otherwise becomes aware was transmitted, or received,  in error or by  mistake (in whole or in part) in each case:

  ‐99‐    (i) (A) in the case of immediately preceding clauses (x) or (y), an error and mistake  shall be presumed  to have been made  (absent written  confirmation  from  the Administrative  Agent to the contrary) or (B) an error and mistake has been made (in the case of  immediately  preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and  (ii) such Lender shall (and shall cause any other recipient that receives funds on its  respective behalf to) promptly (and,  in all events, within one Business Day of  its knowledge of  such  error)  notify  the  Administrative  Agent  of  its  receipt  of  such  payment,  prepayment  or  repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative  Agent pursuant to this Section 7.13(b).  For the avoidance of doubt, the failure to deliver a notice  to  the  Administrative  Agent  pursuant  to  this  Section  7.13(b)  shall  not  have  any  effect  on  a  Payment Recipient’s obligations pursuant to Section 7.13(a) or on whether or not an Erroneous  Payment has been made.  (c) Each Lender hereby authorizes the Administrative Agent to set off, net and apply any and  all amounts at any time owing to such Lender under any Transaction Document, or otherwise payable or  distributable by the Administrative Agent to such Lender from any source, against any amount due to the  Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of  this Agreement.  (d) In  the event  that an Erroneous Payment  (or portion  thereof)  is not  recovered by  the  Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance  with  immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or  portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion  thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”),  upon the Administrative Agent’s notice to such Lender at any time, (i) such Lender shall be deemed to  have  assigned  its  Loans  (but  not  its  Commitments)  of  the  relevant  class with  respect  to which  such  Erroneous Payment was made  (the  “Erroneous Payment  Impacted Class”)  in an amount equal  to  the  Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify)  (such assignment of  the Loans  (but not Commitments) of  the Erroneous Payment  Impacted Class,  the  “Erroneous  Payment Deficiency Assignment”)  at  par  plus  any  accrued  and  unpaid  interest  (with  the  assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with  the Borrower) deemed  to execute and deliver an Assignment and Assumption Agreement  (or,  to  the  extent applicable, an agreement incorporating an Assignment and Assumption Agreement as to which the  Administrative  Agent  and  such  parties  are  participants)  with  respect  to  such  Erroneous  Payment  Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loans to the Borrower or  the Administrative Agent  (but the failure of such Person to deliver any such Notes shall not affect the  effectiveness of the foregoing assignment), (ii) the Administrative Agent as the assignee Lender shall be  deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition,  the Administrative Agent as the assignee Lender shall become a Lender hereunder with respect to such  Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder  with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its  obligations under the indemnification provisions of this Agreement and its applicable Commitments which  shall survive as to such assigning Lender and (iv) the Administrative Agent may reflect in the Register its  ownership  interest  in  the  Loans  subject  to  the  Erroneous  Payment  Deficiency  Assignment.    The  Administrative Agent may, in its discretion, subject to the restrictions on assignment otherwise set forth  in this Agreement, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and  upon  receipt  of  the  proceeds  of  such  sale,  the  Erroneous  Payment  Return Deficiency  owing  by  the

  ‐100‐    applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and  the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or  against  any  recipient  that  receives  funds  on  its  respective  behalf).    For  the  avoidance  of  doubt,  no  Erroneous  Payment  Deficiency  Assignment  will  reduce  the  Commitments  of  any  Lender  and  such  Commitments shall remain available in accordance with the terms of this Agreement.  In addition, each  party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion  thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether  the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually  subrogated to all the rights and interests of the applicable Lender under the Transaction Documents with  respect  to each Erroneous Payment Return Deficiency  (the “Erroneous Payment Subrogation Rights”).   Notwithstanding anything to the contrary herein, in connection with any Erroneous Payment (including  in connection with any subrogation related thereto), under no circumstances shall the Agent be deemed  a lender‐of‐record.  (e) The  parties  hereto  agree  that  an  Erroneous  Payment  shall  not  pay,  prepay,  repay,  discharge or otherwise satisfy any Obligations owed by the Borrower or the Equity Holder, except, in each  case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous  Payment that is, comprised of funds received from the Borrower or any other related party in repayment  of the Obligations; provided that this Section 7.13 shall not be interpreted to increase (or accelerate the  due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the  Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been  payable had such Erroneous Payment not been made by the Administrative Agent.  (f) Notwithstanding anything  to  the  contrary  contained herein, and  for  the avoidance of  doubt,  in no event  shall  the occurrence of an Erroneous Payment  (or  the existence of any Erroneous  Payment  Subrogation  Rights  or  other  rights  of  the  Administrative  Agent  in  respect  of  an  Erroneous  Payment) result in the Administrative Agent becoming, or being deemed to be, a Lender hereunder or the  holder of any Loans hereunder.  (g) To the extent permitted by applicable law, no Payment Recipient shall assert any right or  claim to an Erroneous Payment, and hereby waives, and  is deemed to waive, any claim, counterclaim,  defense or  right of  set‐off or  recoupment with  respect  to any demand,  claim or  counterclaim by  the  Administrative Agent  for  the return of any Erroneous Payment received,  including, without  limitation,  waiver of any defense based on “discharge for value” or any similar doctrine.  (h) Each party’s obligations, agreements and waivers under this Section 7.13 shall survive the  resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the  replacement of, a Lender, the  termination of the Commitments and/or the repayment, satisfaction or  discharge of all Obligations (or any portion thereof) under any Transaction Document.  SECTION 7.14 Rights of Account Bank and Collateral Custodian.  In executing, delivering and performing  under this Agreement or any other Transaction  Document, each of the Account Bank and the Collateral  Custodian shall be entitled to all of the same rights, benefits, protections,  immunities and  indemnities  granted  to  the Administrative Agent  in  this Agreement, mutatis mutandis; provided  that  such  rights,  benefits,  protection,  immunities  and  indemnities  are  in  addition  to  any  rights,  benefits,  protection,  immunities and indemnities provided to the Account Bank or the Collateral Custodian in this Agreement  or  any other Transaction Document  and do not  include,  for  the  avoidance of doubt,  any  such  rights  granted to the Administrative Agent under Section 6.02, Section 6.03 or Section 2.08.

  ‐101‐      ARTICLE VIII.  ADMINISTRATION AND SERVICING OF COLLATERAL  SECTION 8.01 Appointment and Designation of the Applicable Servicer.  (a) Initial Applicable Servicer.  (i) The  Borrower  and  the  Lenders  hereby  appoint  Carlyle  Secured  Lending  III,  pursuant  to  the  terms and conditions of  this Agreement, as Portfolio Asset Servicer, with  the  authority to service, administer and exercise rights and remedies, on behalf of the Borrower, in  respect of the Collateral and to take the actions required of  it hereunder and under the other  Transaction Documents.  Carlyle Secured Lending III hereby accepts such appointment and agrees  to perform the duties and responsibilities of the Portfolio Asset Servicer pursuant to the terms  hereof until such time as it resigns or is removed as Portfolio Asset Servicer pursuant to the terms  hereof.    The  Portfolio  Asset  Servicer  and  the  Borrower  hereby  acknowledge  that  the  Administrative Agent  and  the  Secured  Parties  are  third  party  beneficiaries  of  the  obligations  undertaken by the Portfolio Asset Servicer hereunder.  (ii) The Borrower and the Lenders hereby appoint Barings Finance LLC (as successor  to Massachusetts Mutual Life Insurance Company), pursuant to the terms and conditions of this  Agreement, as Calculation Agent, with the authority to take the actions required of it hereunder  and  under  the  other  Transaction  Documents.    Barings  Finance  LLC  hereby  accepts  such  appointment  and  agrees  to  perform  the  duties  and  responsibilities  of  the  Calculation  Agent  pursuant  to  the  terms hereof until  such  time as  it  resigns or  is  removed as Calculation Agent  pursuant to the terms hereof.  The Calculation Agent and the Borrower hereby acknowledge that  the Administrative Agent and the Secured Parties are third party beneficiaries of the obligations  undertaken by the Calculation Agent hereunder.  (b) Servicer  Termination  Notice.    The  Borrower,  each  Applicable  Servicer  and  the  Administrative Agent hereby agree that, upon the occurrence of a Servicer Termination Event with respect  to  such Applicable Servicer,  the Administrative Agent, by written notice  to  the Applicable  Servicer  (a  "Servicer Termination Notice"), may (and shall, upon the direction of the Majority Lenders) terminate all  of the rights, obligations, power and authority of the Applicable Servicer under this Agreement.  On and  after  the  receipt  by  the  Applicable  Servicer  of  a  Servicer  Termination  Notice  pursuant  to  this  Section 8.01(b),  the  Applicable  Servicer  shall  continue  to  perform  all  servicing  functions  under  this  Agreement until the date that is 30 days after the date of such notice or until a date mutually agreed upon  by the Applicable Servicer and the Administrative Agent  (upon direction of the Majority Lenders) or the  Majority Lenders.   The Calculation Agent  shall be entitled  to  receive,  to  the extent of  funds available  therefor pursuant to Section 2.08, the Calculation Agent Fees accrued until such termination date as well  as any other fees, amounts, expenses or  indemnities  it  is entitled to pursuant to the provisions of this  Agreement and any Fee Letter (collectively, the "Servicer Termination Expenses").  To the extent amounts  held in the Collection Accounts of the Borrower and paid in accordance with Section 2.08 are insufficient  to pay the Servicer Termination Expenses, the Borrower (and to the extent the Borrower fails to so pay,  the Lenders based on their Pro Rata Share) agrees to pay the Servicer Termination Expenses within 10  Business Days of receipt of an invoice therefor.  After the earlier of (i) the termination date specified in  the applicable Servicer Termination Notice and (ii) 30 days thereafter as provided above, the Applicable  Servicer  agrees  that  it will  terminate  its  activities  as Calculation Agent or Portfolio Asset  Servicer,  as

  ‐102‐    applicable, hereunder in a manner that the Administrative Agent  (acting at the direction of the Majority  Lenders)  reasonably  believes will  facilitate  the  transition  of  the  performance  of  such  activities  to  a  Replacement Servicer, and the Replacement Servicer shall assume each and all of the Applicable Servicer's  obligations under this Agreement and the other Transaction Documents, on the terms and subject to the  conditions herein set forth, and the Applicable Servicer shall use  its commercially reasonable efforts to  assist the Replacement Servicer in assuming such obligations.  (c) Appointment of Replacement Calculation Agent.  At any time following the delivery of a  Servicer Termination Notice or receipt of any notice of resignation under Section 8.09, the Administrative  Agent  (acting at  the direction of  the Majority  Lenders) may, with  the  consent of  the Borrower  (such  consent not to be unreasonably withheld or delayed and such consent not being required if an Event of  Default has occurred and  is continuing), appoint a new Calculation Agent (if such Servicer Termination  Notice relates to the Calculation Agent) or Portfolio Asset Servicer (if such Servicer Termination Notice  relates to the Portfolio Asset Servicer) (the "Replacement Servicer"), which appointment shall take effect  upon  the  Replacement  Servicer  accepting  such  appointment  by  a  written  assumption  in  a  form  satisfactory to the Administrative Agent (acting at the direction of the Majority Lenders) and, if no Event  of Default has occurred and is continuing at such time, the Borrower (such consent not to be unreasonably  withheld or delayed).  Any Replacement Servicer shall be an established financial institution or registered  investment advisory firm, having a net worth of not  less than $50,000,000 and whose regular business  includes the servicing of assets similar to the Collateral.  Notwithstanding anything to the contrary herein,  no Competitor shall be appointed as a Replacement Servicer.  (d) Liabilities  and  Obligations  of  Replacement  Servicer.    Upon  its  appointment,  any  Replacement Servicer shall be the successor in all respects to the Applicable Servicer it is replacing with  respect to servicing functions under this Agreement of the Applicable Servicer and shall be subject to all  the responsibilities, duties and liabilities relating thereto placed on the Applicable Servicer by the terms  and provisions hereof, and all references  in this Agreement to the Calculation Agent or Portfolio Asset  Servicer,  as  applicable,  shall  be  deemed  to  refer  to  the  Replacement  Servicer;  provided  that  any  Replacement  Servicer  shall  have  (i) no  liability  with  respect  to  any  action  performed  by  the  prior  Applicable  Servicer  prior  to  the  date  that  the  Replacement  Servicer  becomes  the  successor  to  the  Applicable Servicer or any  claim of a  third party based on any alleged action or  inaction of  the prior  Applicable Servicer, (ii) no obligation with respect to any Taxes on behalf of the Borrower, except for any  payment made out of the Collection Accounts as provided in Section 2.13, (iii) no obligation to pay any of  the fees and expenses of any other party to the transactions contemplated hereby and (iv) no liability or  obligation with  respect  to  any  Calculation Agent  indemnification  obligations  of  any  prior  Calculation  Agent.  The indemnification obligations of the Replacement Servicer upon becoming a Calculation Agent  or Portfolio Asset Servicer, as applicable, are expressly  limited  to those arising on account of  its gross  negligence or willful misconduct or the  failure to perform materially  in accordance with  its duties and  obligations  set  forth  in  this Agreement.    In  addition,  the Replacement  Servicer  shall have no  liability  relating to the representations of the prior Applicable Servicer contained in Section 4.03.  (e) Authority and Power.  All authority and power granted to the Applicable Servicer under  this Agreement shall automatically cease and terminate on the Facility Termination Date and shall pass to  and be vested in the Borrower thereafter and, without limitation, the Borrower is hereby authorized and  empowered to execute and deliver, on behalf of the Applicable Servicer, as attorney‐in‐fact or otherwise,  all documents and other  instruments, and  to do and accomplish all other acts or  things necessary or  appropriate to effect the purposes of such transfer of servicing rights.  The Applicable Servicer agrees to

  ‐103‐    cooperate with the Borrower in effecting the termination of the responsibilities and rights of the Portfolio  Asset Servicer to conduct servicing of the Collateral.  (f) Subcontracts.   The Portfolio Asset Servicer may subcontract with any other Person  for  servicing, administering or collecting  the Collateral; provided  that  (A) the Portfolio Asset Servicer shall  select any such Person with reasonable care and shall be solely responsible for the fees and expenses  payable to any such Person, (B) the Portfolio Asset Servicer shall not be relieved of, and shall remain liable  for, the performance of the duties and obligations of the Portfolio Asset Servicer pursuant to the terms  hereof  without  regard  to  any  subcontracting  arrangement  and  (C) any  such  subcontract  shall  be  terminable  upon  the  occurrence  of  a  Servicer  Termination  Event with  respect  to  the  Portfolio Asset  Servicer.  (g) Waiver.  The Borrower acknowledges that the Administrative Agent or any of its Affiliates  may act as a Replacement Servicer, and the Borrower waives any and all claims against the Administrative  Agent, each  Lender or any of  their  respective Affiliates and  the Calculation Agent  (other  than  claims  relating to such party's gross negligence or willful misconduct as determined in a final decision by a court  of competent jurisdiction) relating in any way to the custodial or collateral administration functions having  been performed by  the Administrative Agent or any of  its Affiliates  in accordance with  the  terms and  provisions (including the standard of care) set forth in the Transaction Documents.  SECTION 8.02 Duties of the Applicable Servicer.  (a) Duties.  The Portfolio Asset Servicer shall take or cause to be taken all such actions as may  be necessary or advisable to service, administer and collect on  the Collateral  from time  to time, all  in  accordance with Applicable Law and the Servicing Standard and to take the actions of the Portfolio Asset  Servicer under this Agreement and the other Transaction Documents.  Prior to the occurrence of a Servicer  Termination Event with respect to the Portfolio Asset Servicer, but subject to the terms of this Agreement  (including Section 8.04), the Portfolio Asset Servicer has the sole and exclusive authority to make any and  all decisions on behalf of the Borrower with respect to the Collateral and take or refrain from taking any  and all actions with respect to the Collateral, except as otherwise expressly provided herein.   Without  limiting  the  foregoing,  the  duties  of  the  Portfolio Asset  Servicer  shall  include  the  following, without  duplication of any actions taken by the Underlying Agent:  (i) maintaining all necessary servicing records with respect to the Collateral received  from  the Underlying Agents and providing such  records  to  the Administrative Agent and each  Lender  (with a copy to the Collateral Custodian, Calculation Agent and  Initial Lender) together  with such other information with respect to the Collateral (including information relating to the  Portfolio Asset Servicer's performance under this Agreement) as may be required hereunder or  as the Administrative Agent or the Majority Lenders may reasonably request;  (ii) maintaining  and  implementing  administrative  and  operating  procedures  (including an ability to recreate servicing records received from the Underlying Agents or received  by it pursuant to this Agreement evidencing the Collateral in the event of the destruction of the  originals  thereof)  and  keeping  and  maintaining  all  documents,  books,  records  and  other  information  received  from  the Underlying  Agents  or  pursuant  to  this  Agreement  reasonably  necessary or advisable for the collection of the Collateral;  (iii) promptly delivering  to  the Administrative Agent,  the Calculation Agent or  the  Collateral Custodian,  from time to time, such  information and servicing records  (to  the extent

  ‐104‐    received by  the Portfolio Asset Servicer),  including  information  relating  to  the Portfolio Asset  Servicer's performance under this Agreement, as the Calculation Agent, the Administrative Agent,  or the Collateral Custodian (in each case as directed by the Majority Lenders) may from time to  time reasonably request;  (iv) identifying each Portfolio Asset clearly and unambiguously in its servicing records  to reflect that such Portfolio Asset has been Transferred and is owned by the Borrower and that  the Borrower is granting a security interest therein to the Administrative Agent, for the benefit of  the Secured Parties, pursuant to this Agreement;  (v) notifying  the Administrative Agent  and  the  Calculation Agent  of  any material  action,  suit,  proceeding,  dispute,  offset,  deduction,  defense  or  counterclaim  that  is  or  is  threatened to be asserted by an Obligor with respect to any Portfolio Asset (or portion thereof)  of which it has knowledge or has received notice;  (vi) maintaining  the perfected  first priority  security  interest  (subject  to Permitted  Liens) of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral to the  extent required by the Transaction Documents;  (vii) [reserved];  (viii) [reserved];  (ix) [reserved];  (x) directing the sale of Collateral in accordance with Section 2.10;  (xi) providing assistance to the Borrower with respect to the purchase and Sale of and  payment for the Portfolio Assets;  (xii) as provided in Section 8.04(d), instructing the Counterparty Lender, Obligors and  Underlying Agents, as applicable, on the Portfolio Assets to make payments with respect to the  related Portfolio Asset directly into the Collection Accounts;  (xiii) [reserved];  (xiv) [reserved];  (xv) monitoring  and  recording  in  the  records  for  the  Collateral  any  interest  rate  adjustments  in  connection  with  the  Underlying  Agreements  to  the  extent  notice  thereof  is  provided by the applicable Underlying Agents;  (xvi) [reserved];  (xvii) [reserved];  (xviii) monitoring any casualty  losses or condemnation proceedings  in respect of any  related Underlying Collateral and administering any Proceeds related thereto in accordance with  the applicable Underlying Agreements or Participation Agreements,  in each case to the extent

  ‐105‐    such  information  is provided  to  the Portfolio Asset Servicer; provided  that  if  such Underlying  Agreements or Participation Agreements provide for any decision or discretion with respect to  application of such Proceeds, the Portfolio Asset Servicer shall seek written instructions from the  Borrower with respect to such application;  (xix) monitoring all payments made with respect to the Portfolio Assets; and  (xx) identifying  Collections  as  Principal  Collections,  Current  Income  Collections  or  Excluded  Amounts  and  preparing  statements  with  respect  to  Collections  and  segregating  Collections, all as required by this Agreement.  (b) The Applicable Servicer may execute any of its duties and exercise its rights and powers  under this Agreement or any other Transaction Document by or through sub‐agents or attorneys in fact  appointed by  the Applicable Servicer and shall be entitled  to advice of counsel concerning all matters  pertaining  to  such  duties.    The  Applicable  Servicer  shall  not  be  responsible  for  the  negligence  or  misconduct of any sub‐agent or attorney in fact that it selects with reasonable care.  (c) Notwithstanding  anything  to  the  contrary  contained  herein,  the  exercise  by  the  Administrative Agent and the Secured Parties of their rights hereunder shall not release the Portfolio Asset  Servicer or the Borrower from any of their duties or responsibilities with respect to the Collateral.  The  Secured Parties and the Administrative Agent shall not have any obligation or liability with respect to any  Collateral, nor shall any of  them be obligated  to perform any of  the obligations of  the Portfolio Asset  Servicer or the Borrower hereunder.  (d) Any payment by an Obligor or a Counterparty Lender in respect of any Indebtedness or  Underlying Loan Obligation owed by it to the Borrower shall, except as otherwise specified by such Obligor  or the applicable Participation Agreement or otherwise required by contract or law and unless otherwise  instructed by  the Administrative Agent  (acting at  the direction of  the  Initial  Lender), be applied as a  collection of a payment by such Obligor or Counterparty Lender to the extent of any amounts then due  and payable thereunder (starting with the oldest such outstanding payment due) before being applied to  any other receivable or other obligation of such Obligor or Counterparty Lender.  (e) The Applicable Servicer is not required to take any action under this Agreement or any  other Transaction Document that, in its opinion or the opinion of its counsel, may expose the Portfolio  Asset Servicer  to  liability or  that  is contrary  to any Required Loan Document or Applicable Law.   The  Applicable Servicer shall not be liable for any action taken or not taken by it under this Agreement or any  other Transaction Document with the consent or at the request of the Borrower or the Majority Lenders  (or all Lenders, as applicable and as set forth  in Sections 6.01 and 11.01).    In the event the Applicable  Servicer requests the consent of a Lender pursuant to the foregoing provisions and the Applicable Servicer  does not receive a response (either positive or negative) from such Person within ten (10) Business Days  of such Person's receipt of such request, then such Lender shall be deemed to have provided its consent  to the relevant action.   For all purposes of this Agreement and  the other Transaction Documents, the  Borrower and  the Lenders, as  the  case may be,  shall direct  the Administrative Agent,  the Calculation  Agent, the Collateral Custodian, and the Account Bank, as applicable, as to what lender consent is required  thereunder for a particular amendment, waiver or consent.  (f) The Applicable Servicer shall not be liable for any action taken or omitted to be taken by  it under or in connection with this Agreement or any of the other Transaction Documents in the absence  of its own gross negligence or willful misconduct as determined in a final decision by a court of competent

  ‐106‐    jurisdiction.   Without  limiting  the  foregoing,  the Applicable Servicer  (i) may consult with  legal counsel  (including  counsel  for  the  Borrower,  the  Administrative  Agent,  the  Portfolio  Asset  Servicer  or  the  Calculation Agent), independent public accountants and other experts selected by it and shall not be liable  for any action  taken or omitted  to be  taken  in good  faith by  it  in accordance with  the advice of such  counsel, accountants or experts, (ii) shall not be responsible for or have any duty to ascertain or inquire  into (A) any statement, warranty or representation made in or in connection with this Agreement or any  other Transaction Document,  (B)  the  contents of any  certificate,  report or other document delivered  hereunder or thereunder or in connection herewith or therewith (other than by the Applicable Servicer),  (C) except as otherwise expressly provided herein, the performance or observance by any party (other  than the Applicable Servicer) of any of the covenants, agreements or other terms or conditions set forth  herein or therein or the occurrence of any Event of Default or Unmatured Event of Default, (D) the validity,  enforceability, effectiveness or genuineness of this Agreement, any other Transaction Document or any  other agreement, instrument or document or (E) the satisfaction of any condition set forth in Article III or  elsewhere  herein,  other  than  to  confirm  receipt  of  items  expressly  required  to  be  delivered  to  the  Applicable Servicer (if any) and (iii) shall incur no liability under or in respect of this Agreement or any of  the other  Transaction Documents  for  relying on  any notice  (including notice by  telephone),  consent,  certificate or other  instrument or writing (which may be by facsimile) believed by  it to be genuine and  signed or sent by the proper Person.  SECTION 8.03 Authorization of the Portfolio Asset Servicer.  (a) Each of the Borrower, the Administrative Agent and each Lender hereby authorizes the  Applicable Servicer (including any successor thereto) to take any and all reasonable steps in its name and  on its behalf necessary or desirable in the determination of the Applicable Servicer and not inconsistent  with  the  security  interest of  the Administrative Agent,  for  the  benefit of  the  Secured  Parties,  in  the  Collateral,  to,  in  the case of  the Portfolio Asset Servicer, collect all amounts due under  the Collateral,  including  endorsing  any  of  their  names  on  checks  and  other  instruments  representing  Collections,  executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release  or  discharge,  and  all  other  comparable  instruments,  with  respect  to  the  Collateral  and,  after  the  delinquency of any Portfolio Asset, and to the extent permitted under and in compliance with Applicable  Law,  to  commence  proceedings  with  respect  to  enforcing  payment  thereof.    Borrower  and  the  Administrative Agent  on  behalf  of  the  Secured  Parties  shall  furnish  the Applicable  Servicer  (and  any  successors thereto) with any powers of attorney and other documents necessary or appropriate to enable  the Applicable Servicer to carry out its servicing and administrative duties hereunder, and shall cooperate  with the Applicable Servicer to the fullest extent in order to facilitate the collectability of the Collateral.   In no event shall the Applicable Servicer be entitled to make the Secured Parties, the Administrative Agent,  the Borrower or any Lender a party to any litigation without such party's express prior written consent.   In the performance of its obligations hereunder, the Applicable Servicer shall not be obligated to take, or  to refrain from taking, any action which the Borrower or any Lender requests that the Applicable Servicer  take or refrain from taking to the extent that the Applicable Servicer determines  in  its reasonable and  good faith judgment that such action or inaction (i) may cause a violation of Applicable Laws, regulations,  codes, ordinances, court orders or restrictive covenants with respect to any Portfolio Asset, the Borrower  or any Obligor, (ii) may cause a violation of any provision of this Agreement, a Fee Letter or a Required  Loan Document or any other Transaction Document or (iii) may be a violation of the Servicing Standard.  (b) After the declaration of the Maturity Date, at the direction of the Administrative Agent  (acting at the direction of the Majority Lenders), the Portfolio Asset Servicer shall take such action as the  Administrative Agent (acting at the direction of the Majority Lenders) may deem necessary or advisable

  ‐107‐    to  enforce  collection  of  the  Portfolio  Assets;  provided  that  the  Administrative  Agent  (acting  at  the  direction of the Majority Lenders) may, at any time that an Event of Default has occurred and is continuing,  notify the Obligor, Counterparty Lender or Underlying Agent, as applicable, with respect to any Portfolio  Asset of the assignment of such Portfolio Asset to the Administrative Agent for the benefit of the Secured  Parties and direct that payments of all amounts due or to become due thereunder be made directly to  the Administrative Agent or any servicer, collection agent or account designated by the Administrative  Agent and, upon such notification and at the expense of the Borrower, the Administrative Agent (acting  at the direction of the Majority Lenders) may enforce collection of any such Portfolio Asset, and adjust,  settle or compromise the amount or payment thereof.  SECTION 8.04 Collection of Payments; Accounts.  (a) Collection Efforts, Modification of Collateral.  The Portfolio Asset Servicer will collect or  use commercially reasonable efforts to cause to be collected, all payments called for under the terms and  provisions of  the Portfolio Assets  included  in  the Collateral as and when  the same become due, all  in  accordance with the Servicing Standard.  The Portfolio Asset Servicer may not waive, modify or otherwise  vary any provision of a Portfolio Asset in a manner that would impair the collectability of such Portfolio  Asset contrary to the Servicing Standard.  (b) Acceleration.    If consistent with  the Servicing Standard  (and,  if applicable  the relevant  Participation Agreement), the Portfolio Asset Servicer, if directed by the Borrower, shall accelerate or vote  to accelerate, as applicable, the maturity of all or any Scheduled Payments and other amounts due under  any Portfolio Asset promptly after such Portfolio Asset owned by, or Underlying Loan Obligation with  respect to, the Borrower, as applicable, becomes defaulted.  (c) Taxes  and  other  Amounts.    The  Portfolio  Asset  Servicer  will  use  its  commercially  reasonable  efforts  to  collect  all  payments with  respect  to  amounts  due  for  Taxes,  assessments  and  insurance premiums relating to each Portfolio Asset or Underlying Loan Obligation, as applicable, to the  extent  required  to  be  paid  to  the Borrower  or  related  Counterparty  Lender  or Underlying Agent,  as  applicable, for such application under the applicable Underlying Agreement and remit such amounts to  the appropriate Governmental Authority or insurer as required by the Underlying Agreements.  (d) Payments to the Collection Accounts.  On or before the Cut‐Off Date for each Portfolio  Asset, the Portfolio Asset Servicer shall have instructed (i) any Obligor, agent or administrative agent for  any Portfolio Asset  that  is not a  loan participation  interest  (except  for  such Portfolio Assets  that are  actively cash managed or have a separate  lockbox  for payments pursuant  to  the  terms of  the  related  Portfolio Asset documents)  to make all payments  in  respect of  such Portfolio Asset  to  the Collection  Accounts  and  (ii)  any  Counterparty  Lender  to  cause  the  Obligor  (or,  to  the  extent  applicable,  such  Counterparty Lender or the Underlying Agent) for any Portfolio Asset that is a loan participation interest  to make all payments in respect of such Portfolio Asset to the Collection Accounts.  (e) Collection Accounts.    Each of  the  parties hereto  hereby  agrees  that  (i) the  Collection  Accounts are each intended to be a "securities account" within the meaning of the UCC and (ii) only the  Administrative Agent shall be entitled to exercise the rights with respect to the Collection Accounts and  have the right to direct the disposition of funds, securities and other assets, as applicable, in the Collection  Accounts in accordance with Section 2.08.  Each of the parties hereto hereby agrees to cause the Account  Bank  to  agree with  the  parties  hereto  that  regardless  of  any  provision  in  any  other  agreement,  for  purposes of  the UCC, with  respect  to  the Collection Accounts, New  York  shall be deemed  to be  the

  ‐108‐    Securities Intermediary's jurisdiction or the Account Bank's jurisdiction, as applicable (within the meaning  of Section 8‐110 or 9‐305 of the UCC, respectively).  (f) Expense Reserve Account.  Each of the parties hereto hereby agrees that (i) the Expense  Reserve Account is intended to be a "securities account" within the meaning of the UCC and (ii) only the  Administrative Agent shall be entitled to exercise the rights with respect to the Expense Reserve Account  and have  the  right  to direct  the disposition of  funds, securities and other assets, as applicable,  in  the  Expense Reserve Account  in accordance with Section 2.08.   The Borrower hereby agrees  to cause  the  Account  Bank  with  respect  to  the  Expense  Reserve  Account  to  agree  with  the  parties  hereto  that  regardless of any provision in any other agreement, for purposes of the UCC, with respect to the Expense  Reserve Account, New York shall be deemed to be the Securities Intermediary's jurisdiction or the Account  Bank's jurisdiction, as applicable (within the meaning of Section 8‐110 or 9‐305 of the UCC, respectively).   (g) Operating Account.    Each  of  the  parties  hereto  hereby  agrees  that  (i)  the Operating  Account  is  intended  to  be  a  "securities  account"  within  the meaning  of  the  UCC  and  (ii)  only  the  Administrative Agent and, unless a Notice of Exclusive Control has been delivered (and not withdrawn),  the Borrower (or the Portfolio Asset Servicer on the Borrower's behalf) shall be entitled to exercise the  rights with  respect  to  the Operating  Account  and  have  the  right  to  direct  the  disposition  of  funds,  securities and other assets, as applicable, in the Operating Account in accordance with Section 2.08. After  the delivery of a Notice of Exclusive Control that has not been withdrawn, only the Administrative Agent  (at the direction of the Majority Lenders) shall be entitled to exercise such rights.  The Borrower hereby  agrees to cause the Account Bank with respect to the Operating Account to agree with the parties hereto  that regardless of any provision  in any other agreement, for purposes of the UCC, with respect to the  Operating Account, New York  shall be deemed  to be  the  Securities  Intermediary's  jurisdiction or  the  Account Bank's  jurisdiction,  as  applicable  (within  the meaning of  Section 8‐110 or 9‐305 of  the UCC,  respectively). At any time, and from time to time, Holdings may contribute amounts to the Borrower for  deposit in the Operating Account. The Borrower (or the Portfolio Asset Servicer on its behalf) may, at any  time and from time to time, during or after the Revolving Period, unless a Notice of Exclusive Control has  been delivered  (and not withdrawn), withdraw amounts on deposit  in  the Operating Account  to  fund  Delayed Draws or other Portfolio Assets.  The Borrower may direct amounts for deposit into the Operating  Account under Section 2.08(a)(i)(e), Section 2.08(a)(ii)(d) or Section 2.08(a)(iii)(g).  (h) Custody Account.  Each of the parties hereto hereby agrees that (i) the Custody Accounts  are  each  intended  to  be  a  "securities  account"  within  the  meaning  of  the  UCC  and  (ii) only  the  Administrative Agent shall be entitled to exercise the rights with respect to the Custody Accounts and  have the right to direct the disposition of funds, securities and other assets, as applicable, in the Custody  Account in accordance with this Agreement.  The Borrower hereby agrees to cause the Account Bank with  respect to the each Custody Account to agree with the parties hereto that regardless of any provision in  any other agreement, for purposes of the UCC, with respect to such Custody Account, New York shall be  deemed to be the Securities Intermediary's jurisdiction or the Account Bank's jurisdiction, as applicable  (within  the meaning of Section 8‐110 or 9‐305 of  the UCC,  respectively).   To  the extent  the Borrower  receives or otherwise acquires any  securities or other assets,  such  securities or other assets  shall be  credited to an appropriate Custody Account, as applicable.  (i) Loan and Participation Agreements.   Notwithstanding any term hereof to the contrary,  none of  the Administrative Agent or  the Collateral Custodian shall be under any duty or obligation  in  connection with the acquisition by the Borrower of, or the grant of a security interest by the Borrower to  the Administrative Agent in, any Portfolio Asset to examine or evaluate the sufficiency of the documents

  ‐109‐    or  instruments delivered  to  it by or on behalf of  the Borrower under  the related Loan Agreements or  Participation Agreements, or otherwise to examine the Loan Agreements and Participation Agreements,  in  order  to  determine  or  compel  compliance with  any  applicable  requirements  of  or  restrictions  on  transfer (including any necessary consents).  The Collateral Custodian shall hold any instrument delivered  to it evidencing any Portfolio Asset granted to the Administrative Agent hereunder as custodial agent for  the Administrative Agent in accordance with the terms of this Agreement.  (j) Adjustments.    If  (i) the  Portfolio  Asset  Servicer makes  a  deposit  into  the  Collection  Accounts  in respect of a Current Income Collection or Principal Collection of a Portfolio Asset and such  Current Income Collection or Principal Collection was received by the Portfolio Asset Servicer in the form  of a check that  is not honored for any reason or (ii) the Portfolio Asset Servicer makes a mistake with  respect to the amount of any Current Income Collection or Principal Collection and deposits an amount  that is less than or more than the actual amount of such Current Income Collection or Principal Collection,  the Portfolio Asset Servicer with notice to the Administrative Agent shall appropriately adjust the amount  subsequently  deposited  the  Collection  Accounts  to  reflect  such  dishonored  check  or mistake.    Any  Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been  paid.  SECTION 8.05 Realization Upon Portfolio Assets.  (a) The Portfolio Asset Servicer will use commercially reasonable efforts consistent with the  Servicing Standard to foreclose upon or repossess, as applicable, or otherwise comparably convert the  ownership of any Underlying Collateral relating to a defaulted Portfolio Asset of the Borrower as to which  no satisfactory arrangements can be made for collection of delinquent payments, and may, consistent  with the Servicing Standard and exercising its reasonably good faith judgment to maximize value, hold for  value,  sell or  transfer any equity or other  securities  shall have  received  in  connection with a default,  workout, restructuring or plan of reorganization with respect to such Portfolio Asset.  The Portfolio Asset  Servicer will comply with the Servicing Standard and Applicable Law  in realizing upon such Underlying  Collateral, and employ practices and procedures  including  commercially  reasonable efforts  consistent  with the Servicing Standard to enforce all obligations of Obligors by foreclosing upon, repossessing and  causing the sale of such Underlying Collateral at public or private sale in circumstances other than those  described  in  the  preceding  sentence.   Without  limiting  the  generality  of  the  foregoing,  unless  the  Administrative Agent (acting at the direction of the Majority Lenders) or, to the extent no Event of Default  is  then continuing,  the Borrower has  specifically given  instruction  to  the contrary,  the Portfolio Asset  Servicer may cause the sale of any such Underlying Collateral to the Portfolio Asset Servicer or its Affiliates  for a purchase price equal to the then fair value thereof, any such sale to be evidenced by a certificate of  a  Responsible  Officer  of  the  Portfolio  Asset  Servicer  delivered  to  the  Administrative  Agent  and  the  Borrower  setting  forth  the Portfolio Asset,  the Underlying Collateral,  the  sale price of  the Underlying  Collateral and certifying that such sale price is the fair value of such Underlying Collateral.  In any case in  which  any  such Underlying Collateral  has  suffered  damage,  the  Portfolio Asset  Servicer will  have  no  obligation to expend funds  in connection with any repair or toward the foreclosure or repossession of  such  Underlying  Collateral.    The  Portfolio  Asset  Servicer  will  remit  to  the  Collection  Accounts,  the  Recoveries  received  in  connection with  the  sale  or  disposition  of Underlying  Collateral  relating  to  a  defaulted Portfolio Asset.  (b) Consistent with  the Servicing Standard and  the applicable Participation Agreement or  Underlying Agreement, the Portfolio Asset Servicer will monitor efforts of each Counterparty Lender or  Underlying Agent with respect to any Portfolio Asset as to which no satisfactory arrangements can be

  ‐110‐    made for collection of delinquent payments, and any analysis by such Counterparty Lender or Underlying  Agent proposing a course of action to maximize value with respect to any related Underlying Collateral,  including whether  to hold  for  value,  sell or  transfer  any  equity or other  securities  it has  received  in  connection with a default, workout, restructuring or plan of reorganization with respect to the related  Underlying Loan Obligations.  After the occurrence and during the continuance of an Event of Default, the  Portfolio Asset Servicer will comply with the Servicing Standard, the applicable Participation Agreement  or Underlying Agreement and Applicable Law in directing a Counterparty Lender or Underlying Agent to  realize  upon  Underlying  Collateral,  and  employ  practices  and  procedures,  including  commercially  reasonable efforts consistent with the Servicing Standard to enforce all obligations of such Counterparty  Lender  under  such  Participation  Agreement,  to  direct  the  related  Underlying  Agent  to  enforce  the  obligations  of  Obligors  by  foreclosing  upon,  repossessing  and  causing  the  sale  of  such  Underlying  Collateral at public or private sale.  (c) Notwithstanding  anything  to  the  contrary  herein,  the  Administrative  Agent  and  the  Calculation Agent shall not take any action with respect to the Collateral, nor shall it be required to take  any actions, relating to any special servicing activities (it being understood and agreed that the Calculation  Agent or the Administrative Agent shall determine whether any obligations or actions of the Calculation  Agent  or  the  Administrative  Agent  expressly  set  forth  in  this  Agreement  or  the  other  Transaction  Documents shall constitute special servicing activities), except to the extent (i) agreed to between the  Borrower, the Lenders, the Calculation Agent and the Administrative Agent, pursuant to a separate fee  letter agreement and (ii) the parties to such fee agreement agree to address any conflicts presented by  such performance of special servicing activities reasonably requested by the Calculation Agent and the  Administrative Agent including the following provisions:  (A) if the Administrative Agent agrees to perform  such special servicing activities on behalf of the Lenders, the Portfolio Asset Servicer shall not be required  to take any direction or instruction from, or provide any workout or other information determined by the  Administrative Agent  to,  the Borrower; or  (B)  if  the Calculation Agent agrees  to perform  such  special  servicing activities on behalf of the Borrower, the Administrative Agent shall not be required to take any  direction or instruction from, or provide any workout or other information determined by the Calculation  Agent to, the Lenders.  SECTION 8.06 Calculation Agent Compensation.   As  compensation  for  its Calculation Agent activities  hereunder,  the Calculation Agent  shall be entitled  to  the Calculation Agent  Fees  from  the Borrower,  payable pursuant to the extent of  funds available  therefor pursuant  to  the provisions of Section 2.08,  provided  that  if  such amounts are  insufficient  then Sections 8.10 and 11.07  shall be applicable.   The  Calculation Agent's entitlement to receive the Calculation Agent Fees shall cease on the earlier to occur  of (i) its removal as Calculation Agent as provided in Section 8.01(b), (ii) its resignation as Calculation Agent  as provided in Section 8.09 or (iii) the termination of this Agreement; provided that the Calculation Agent  shall be entitled to any fees accrued and payable up to such date to the extent not previously paid.  SECTION 8.07 Payment of Certain Expenses by Portfolio Asset Servicer.  The Borrower (or the Portfolio  Asset Servicer on its behalf to the extent amounts are available in the Collection Accounts and the Expense  Reserve Account of  the Borrower), will be  required  to pay  all  reasonable  and documented  fees  and  expenses owing to the Account Bank in connection with the maintenance of such Collection Accounts of  the Borrower.  The Applicable Servicer shall be reimbursed for any reasonable and documented out‐of‐ pocket expenses incurred hereunder (including reasonable and documented out‐of‐pocket expenses paid  by  the Applicable Servicer on behalf of  the Borrower), subject  to  the availability of  funds pursuant  to  Section 2.08; provided that, to the extent funds are not available for such reimbursement, the Applicable  Servicer shall be entitled to repayment of such expenses from the Borrower and if the Borrower fails to

  ‐111‐    so reimburse the Applicable Servicer, the Applicable Servicer shall be entitled to be reimbursed by the  Lenders  (and each  Lender hereby agrees  to  so  reimburse  the Applicable Servicer as provided herein)  within 10 Business Days of receipt of an invoice therefor.  SECTION 8.08 Reports to the Administrative Agent Account Statements; Servicing Information.  (a) Notice  of  Borrowing.   On  each Advance Date,  the  Borrower will  provide  a Notice  of  Borrowing and a Borrowing Base Certificate, each updated as of such date, to the Administrative Agent,  Calculation Agent and Initial Lender.  (b) Servicing Report.  (i) On each Reporting Date, the Portfolio Asset Servicer will provide to the Borrower,  the Administrative Agent, the Calculation Agent, the Collateral Custodian and the Account Bank a  quarterly  statement  including  (A) a  summary prepared with  respect  to each Obligor and with  respect to each Portfolio Asset for such Obligor prepared as of the most recent Determination  Date  and  substantially  in  the  form of  Exhibit G  (such quarterly  statement,  together with  the  amounts set  forth  in clauses  (C) through  (F) below, collectively, a "Servicing Report"),  (B) each  amendment, restatement, supplement, waiver or other modification to a Portfolio Asset or the  Underlying Loan Obligations relating to a Portfolio Asset of the Borrower entered into since the  Closing Date for the initial Servicing Report or the Determination Date for the last Servicing Report  in all other cases (for this clause (B), all to the extent received by the Portfolio Asset Servicer), (C)  the  Outstanding  Principal  Balance  of  all  Eligible  Portfolio  Assets  of  the  Borrower  as  of  the  Determination Date for such Reporting Date, (D) the  identification of any Principal Collections,  Current Income Collections and Excluded Amounts, received since the Closing Date for the initial  Servicing Report or the Determination Date for the last Servicing Report in all other cases and (E)  whether a Market Trigger Event or Rating Event has occurred and is continuing.  (ii) Five (5) Business Days (or, if there are less than ten (10) Business Days between  the  1st  and  15th  calendar  day of  the month  in which  such  Proposed  Payment Date Report  is  delivered,  four  (4)  Business  Days)  after  each  Determination  Date  immediately  preceding  a  Payment Date, or, in the case of an Inter‐Period Payment Date, on such Determination Date, the  Portfolio Asset Servicer will provide  to  the Borrower,  the Administrative Agent,  the Collateral  Custodian and the Account Bank (and, if KBRA is providing a rating with respect to the Borrower,  to KBRA) a report  (the "Proposed Payment Date Report")  that  includes  (A)  the amounts  to be  remitted pursuant to Section 2.08 to the applicable parties on such Payment Date (which shall  include any applicable wiring instructions of the parties receiving payment) with respect to the  related Payment Date (B) the identification of any Excluded Amounts, and (C) the amount of any  distributions to be made to the Borrower or Fund under Section 2.08(a)(i)(e), Section 2.08(a)(ii)(d)  or Section 2.08(a)(iii)(g).  The Calculation Agent shall promptly (and in any event, not later than  two (2) Business Days after receiving a Proposed Payment Date Report) either consent to such  Proposed  Payment  Date  Report  or  incorporate  changes  thereto  after  consultation  with  the  Portfolio Asset Servicer (such Proposed Payment Date Report as consented to or changed by the  Calculation Agent, and as acknowledged by  the Calculation Agent  in writing, a "Payment Date  Report").   Any such Payment Date Report consented  to and acknowledged by  the Calculation  Agent in writing shall constitute authorization for the Administrative Agent to provide instructions  to  the  Account  Bank  to make  disbursements  in  accordance with  such  Payment Date  Report  pursuant to Section 2.08.

  ‐112‐    (c) Obligor  Financial  Statements;  Valuation  Reports;  Other  Reports.    Notwithstanding  anything  to  the contrary herein,  the Portfolio Asset Servicer  (or  the Borrower  in  connection with  the  delivery of a Notice of Borrowing) shall and shall only be required to provide to the Administrative Agent  and  the Calculation Agent, with  respect  to each Obligor,  the  information periodically provided  to  the  Borrower or the limited partners of the Fund in respect of such Portfolio Asset with the same frequency  and  the Borrower  agrees  to  promptly  (and  in  any  event within  ten  (10) Business Days)  deliver  such  information to the Portfolio Asset Servicer upon receipt by the Borrower or the limited partners of the  Fund.  The Portfolio Asset Servicer will promptly deliver to the Administrative Agent and the Calculation  Agent,  upon  reasonable  request  and  to  the  extent  received  by  the  Borrower  or  the  Portfolio  Asset  Servicer, all other documents and information required to be delivered by the Obligors to the Borrower  with respect to any Portfolio Asset included in the Borrower's Collateral.  (d) Amendments  to  Portfolio  Assets.    The  Portfolio  Asset  Servicer  will  deliver  to  the  Administrative Agent,  the Calculation Agent  and  the Collateral Custodian  a  copy of  any  amendment,  restatement,  supplement, waiver or other modification  to  the Underlying Agreement of any Portfolio  Asset (along with any internal documents that are not privileged prepared by its investment committee  (or prepared by the Counterparty Lender or Underlying Agent and provided to the Counterparty Lender's  investment committee) in connection with such amendment, restatement, supplement, waiver or other  modification) within 45 days after the end of each quarter (in each case, to the extent received by the  Portfolio Asset Servicer).   The Applicable Servicer shall also deliver to the Lenders any notice or other  correspondence that  it receives hereunder or with respect  to any Portfolio Asset,  in each case, to the  extent it deems such material in accordance with the Servicing Standard, promptly upon receipt thereof.  (e) Delivery  Methods.    Notwithstanding  anything  to  the  contrary  contained  herein,  information required to be delivered or submitted to any Secured Party pursuant to this Agreement shall  be deemed to have been delivered on the date upon which such information is received through e‐mail  or another delivery method reasonably acceptable to the Administrative Agent.  SECTION 8.09 The Applicable Servicer Not to Resign.  The Applicable Servicer shall not resign from the  obligations and duties hereby imposed on it except (a) upon the Applicable Servicer's determination that  (i)  the  performance  of  its  duties  hereunder  is  or  becomes  impermissible  under  Applicable  Law  and  (ii) there is no reasonable action that the Applicable Servicer could take to make the performance of its  duties hereunder permissible under Applicable Law or (b) Carlyle Secured Lending III, as initial Portfolio  Asset Servicer hereunder, may resign as Portfolio Asset Servicer and Barings Finance LLC, as Calculation  Agent hereunder, may resign as Calculation Agent,  in each case upon prior notice to the other parties  hereto upon the selection of a Replacement Servicer for such Applicable Servicer or (c) upon at least 60  days' prior notice to the other parties hereto.  If no successor servicer shall have been appointed and an  instrument  of  acceptance  by  a  successor  Applicable  Servicer  shall  not  have  been  delivered  to  the  Applicable Servicer within 30 days after the giving of such notice of resignation, the resigning Applicable  Servicer may petition any court of competent jurisdiction for the appointment of a successor Applicable  Servicer.  No such resignation shall become effective until a Replacement Servicer shall have assumed the  responsibilities and obligations of the Applicable Servicer in accordance with Section 8.02.  In the case of  the Calculation Agent, any Fees then due and owing to the Calculation Agent and accrued through such  date, including any expenses or indemnities it is entitled to pursuant to the provisions of this Agreement  and any Fee Letter, shall be due and payable on such discharge date and shall be paid from amounts in  the Collection Accounts in accordance with Section 2.08 and if such amounts are insufficient to pay such  amounts then due and owing, shall be paid by the Borrower (or the Lenders if the Borrower fails to so pay  such amounts) within 10 Business Days of receipt of an invoice therefor.

  ‐113‐    SECTION 8.10 Indemnification  of  the  Calculation  Agent.    Each  Lender  agrees  to  indemnify  the  Calculation Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions,  judgments,  suits,  costs,  expenses or  disbursements of  any  kind  or nature whatsoever which may  be  imposed on, incurred by, or asserted against the Calculation Agent in any way relating to or arising out of  this  Agreement  or  any  of  the  other  Transaction Documents,  or  any  action  taken  or  omitted  by  the  Calculation Agent hereunder or  thereunder; provided  that  (a)  the  Lenders  shall not be  liable  for any  portion  of  such  liabilities,  obligations,  losses,  damages,  penalties,  actions,  judgments,  suits,  costs,  expenses or disbursements resulting from the Calculation Agent's gross negligence or willful misconduct  as determined in a final decision by a court of competent jurisdiction and (b) no action taken in accordance  with the directions of the Majority Lenders, Lenders or the Borrower shall be deemed to constitute gross  negligence or willful misconduct for purposes of this Article VIII.  Without limitation of the foregoing, each  Lender  agrees  to  reimburse  the  Calculation  Agent,  promptly  upon  demand,  for  any  Fees  due  to  it  hereunder,  out‐of‐pocket  expenses  (including  counsel  fees)  incurred  by  the  Calculation  Agent  in  connection  with  the  administration,  modification,  amendment  or  enforcement  (whether  through  negotiations,  legal proceedings or otherwise) of, or  legal advice  in  respect of  rights or  responsibilities  under,  this Agreement  and  the  other  Transaction Documents,  to  the  extent  that  such  expenses  are  incurred  in  the  interests of or otherwise  in  respect of  the Calculation Agent or Lenders hereunder or  thereunder and  to  the extent  that  the Calculation Agent  is not  reimbursed  for  such expenses by  the  Borrower under Section 2.08.  SECTION 8.11 Rights as a Lender.  The Person serving as the Calculation Agent hereunder shall have the  same rights and powers  in  its capacity as a Lender as any other Lender and may exercise the same as  though  it were not  the Calculation Agent, and  the  term "Lender" or "Lenders" shall, unless otherwise  expressly indicated or unless the context otherwise requires, include the Person serving as the Calculation  Agent hereunder in its individual capacity.  Such Person and its Affiliates may accept deposits from, lend  money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally  engage in any kind of business with, the Borrower and Holdings, or any Subsidiary or other Affiliate thereof  as if such Person were not the Calculation Agent hereunder and without any duty to account therefor to  the Lenders.  ARTICLE IX.  COLLATERAL CUSTODIAN  SECTION 9.01 Designation of Collateral Custodian.  (a) Initial Collateral Custodian.  The role of Collateral Custodian with respect to the Required  Loan Documents shall be conducted by the Person designated as Collateral Custodian hereunder from  time  to  time  in  accordance  with  this  Section  9.01.    Each  of  the  Borrower,  the  Lenders  and  the  Administrative Agent hereby designate and appoint Wilmington Trust, National Association to act as its  agent and hereby authorizes the Collateral Custodian to take such actions on its behalf and to exercise  such  powers  and  perform  such  duties  as  are  expressly  granted  to  the  Collateral  Custodian  by  this  Agreement;  provided,  that  the  Administrative  Agent  shall  have  no  liability  with  respect  to  such  appointment.   The Collateral Custodian hereby accepts  such agency appointment  to act as Collateral  Custodian and agrees to perform the duties and obligations with respect thereto pursuant to the terms  of this Agreement, until its resignation or removal as Collateral Custodian pursuant to the terms hereof.   The Collateral Custodian is hereby directed to execute and deliver each of the Transaction Documents to  which it is intended to be a party.

  ‐114‐    (b) Successor Collateral Custodian.   Upon the Collateral Custodian's receipt of a Collateral  Custodian Termination Notice from the Administrative Agent of the designation of a successor Collateral  Custodian pursuant to the provisions of Section 9.05, the Collateral Custodian agrees that it will terminate  its activities as Collateral Custodian hereunder.  (c) The parties acknowledge  that  in accordance with  the Customer  Identification Program  (CIP) requirements under the USA Patriot Act and its implementing regulations, the Collateral Custodian  in order to help fight the funding of terrorism and money  laundering,  is required to obtain, verify, and  record information that identifies each person or legal entity that establishes a relationship or opens an  account with  the Collateral Custodian. The Borrower hereby agrees  that  it shall provide  the Collateral  Custodian with such  information as  it may request  including, but not  limited to, the Borrower’s name,  physical address, tax identification number and other information that will help the Collateral Custodian  to  identify  and  verify  the  Borrower’s  identity  such  as  organizational  documents,  certificate  of  good  standing, license to do business, or other pertinent identifying information.  SECTION 9.02 Duties of Collateral Custodian.  (a) [Reserved].  (b) Duties.  The Collateral Custodian shall perform, on behalf of the Administrative Agent, the  following duties and obligations:  (i) The  Collateral  Custodian  shall  take  and  retain  custody  of  the  Required  Loan  Documents delivered by the Borrower pursuant to Section 5.01(f) in accordance with the terms  and conditions of this Agreement, all for the benefit of the Administrative Agent on behalf of the  Secured Parties.  Within ten (10) Business Days of its receipt of the Required Loan Documents for  any Portfolio Asset, the Loan Asset Schedule and the related Loan Asset Checklist, the Collateral  Custodian  shall  review  such Required  Loan Documents  to  confirm  that  (A)  all Required  Loan  Documents for such Loan Asset File have been executed (either an original or a copy, as indicated  on the related Loan Asset Checklist) and have no mutilated pages, (B) filed stamped copies of the  UCC  financing  statements and other  filings  identified on  the  related  Loan Asset Checklist are  included, (C) if listed on the related Loan Asset Checklist, a copy of an Insurance Policy or insurance  certificate with respect to any real or personal property constituting the Underlying Collateral for  such Portfolio Asset is included and (D) the stated balance, Portfolio Asset number and Obligor  name, as applicable, with respect to such Portfolio Asset is referenced on the Loan Asset Schedule  (such  items  in  clauses  (A)  through  (D) above,  collectively,  the  "Review Criteria").    In order  to  facilitate the foregoing review by the Collateral Custodian,  in connection with each delivery of  Required Loan Documents hereunder to the Collateral Custodian, the Portfolio Asset Servicer shall  provide to the Collateral Custodian a hard copy or an electronic copy of the related Loan Asset  Checklist which  contains  the  Portfolio  Asset  information with  respect  to  the  Required  Loan  Documents being delivered, Portfolio Asset number and the name of the Obligor with respect to  such Portfolio Asset.  Notwithstanding anything herein to the contrary, the Collateral Custodian's  obligation  to  review  the Required Loan Documents  for any Loan Asset  shall be  limited  to  the  Review Criteria based on the information provided on the related Loan Asset Checklist.  If, at the  conclusion of such review, the Collateral Custodian shall determine that (1) the stated balance of  the Loan Asset with respect to which it has received the Required Loan Documents is not as is set  forth on the Loan Asset Schedule, the Collateral Custodian shall notify the Administrative Agent,  the Calculation Agent and the Portfolio Asset Servicer of such discrepancy within one Business

  ‐115‐    Day or (2) any Review Criteria is not satisfied, the Collateral Custodian shall within one Business  Day notify the Portfolio Asset Servicer, the Calculation Agent and the Administrative Agent of such  determination and provide the Portfolio Asset Servicer with a list of the non‐complying Portfolio  Assets  and  the  applicable  Review  Criteria  that  they  fail  to  satisfy, which  the  Portfolio  Asset  Servicer shall promptly provide to the Borrower upon receipt of such.  The Borrower shall have  five (5) Business Days after notice or knowledge thereof to correct any non‐compliance with any  Review Criteria.  In addition, if requested in writing (in the form of Exhibit E) by the Portfolio Asset  Servicer  and  approved  by  the  Majority  Lenders  within  10  Business  Days  of  the  Collateral  Custodian's  delivery  of  such  report,  the  Collateral  Custodian  shall  return  any  Required  Loan  Documents which fails to satisfy a Review Criteria to the Borrower.  Other than the foregoing, the  Collateral Custodian shall not have any responsibility for reviewing any Loan Asset File.  (ii) In taking and retaining custody of the Required Loan Documents, the Collateral  Custodian shall be deemed  to be acting as  the agent of and on behalf of  the Secured Parties;  provided  that  (A)  the  Collateral  Custodian  makes  no  representations  as  to  the  existence,  perfection or priority of any Lien on the Loan Asset Files or the instruments therein and (B) the  Collateral Custodian's duties shall be limited to those expressly contemplated herein.  (iii) All Required  Loan Documents  physically  delivered  to  the  Collateral  Custodian  shall be kept in fire resistant vaults, rooms or cabinets at the locations specified on the address of  the Collateral Custodian in Schedule III hereto, or at such other office as shall be specified to the  Administrative Agent and  the Portfolio Asset Servicer by  the Collateral Custodian  in a written  notice delivered at  least 30 days prior to such change.   All Required Loan Documents and any  other  Loan Asset  Files delivered  to  the Collateral Custodian  shall be placed  together with  an  appropriate identifying label and maintained in such a manner so as to permit retrieval and access.   The Collateral Custodian shall segregate the Required Loan Documents and any other Loan Asset  Files delivered to  the Collateral Custodian on  its  inventory system and will not commingle the  physical Required  Loan Documents and any other  Loan Asset Files delivered  to  the Collateral  Custodian with any other files of the Collateral Custodian; provided the Collateral Custodian shall  segregate any commingled files upon written request of the Majority Lenders.  (iv) On the 12th calendar day of every month (or if such day is not a Business Day, the  next  succeeding Business Day),  the Collateral Custodian  shall provide  a written  report  to  the  Administrative Agent, the Borrower and the Calculation Agent (in a form mutually agreeable to  the Administrative Agent (at the direction of the Majority Lenders) and the Collateral Custodian)  identifying each Loan Asset for which it holds a Loan Asset File and the applicable Review Criteria  that any Loan Asset File fails to satisfy.  (v) Notwithstanding  any  provision  to  the  contrary  elsewhere  in  the  Transaction  Documents,  the  Collateral  Custodian  shall  not  have  any  fiduciary  relationship with  any  party  hereto  or  any  Secured  Party  in  its  capacity  as  such,  and  no  implied  covenants,  functions,  obligations or responsibilities shall be read into this Agreement, the other Transaction Documents  or  otherwise  exist  against  the  Collateral  Custodian.   Without  limiting  the  generality  of  the  foregoing,  it  is  hereby  expressly  agreed  and  stipulated  by  the  other  parties  hereto  that  the  Collateral Custodian shall not be required to exercise any discretion hereunder and shall have no  investment or management responsibility.

  ‐116‐    (c) Collateral Matters.  (i) The Collateral Custodian agrees to cooperate with the Administrative Agent, the  Calculation Agent, Initial Lender and the Portfolio Asset Servicer and deliver any Required Loan  Documents and any other Loan Asset Files delivered to the Collateral Custodian to the Portfolio  Asset Servicer, the Calculation Agent,  Initial  lender or the Administrative Agent  (pursuant  to a  written request in the form of Exhibit E), as applicable, as requested in order to take any action  that the Administrative Agent (acting at the direction of the Majority Lenders) or the Calculation  Agent deems necessary or reasonably desirable in order to perfect, protect or more fully evidence  the security interests granted by the Borrower hereunder, or to enable any of them to exercise or  enforce any of their respective rights hereunder or under any Transaction Document, including  any  rights  arising with  respect  to  Article  VI.    In  the  event  the  Collateral  Custodian  receives  instructions  from  the Applicable Servicer which  conflict with any  instructions  received by  the  Administrative Agent, the Collateral Custodian shall rely on and follow the instructions given by  the Administrative Agent.  (ii) The Administrative Agent (acting at the direction of the Majority Lenders) may  direct  the Collateral Custodian  to  take any such  incidental action hereunder.   With  respect  to  other actions which are incidental to the actions specifically delegated to the Collateral Custodian  hereunder,  the  Collateral  Custodian  shall  not  be  required  to  take  any  such  incidental  action  hereunder, but shall be required to act or to refrain from acting (and shall be fully protected in  acting or refraining from acting) upon the direction of the Administrative Agent; provided that the  Collateral Custodian  shall not be  required  to  take any action hereunder at  the  request of  the  Administrative  Agent,  any  Secured  Party  or  otherwise  if  the  taking  of  such  action,  in  the  reasonable determination of the Collateral Custodian, (A) shall be in violation of any Applicable  Law or contrary to any provisions of this Agreement or (B) shall expose the Collateral Custodian  to liability hereunder or otherwise (unless it has received indemnity which it reasonably deems to  be satisfactory with respect thereto).  In the event the Collateral Custodian requests the consent  of  the Administrative Agent  and  the  Collateral  Custodian  does  not  receive  a  consent  (either  positive or negative) from the Administrative Agent within 10 Business Days of its receipt of such  request,  then  the Administrative Agent  shall  be  deemed  to  have  declined  to  consent  to  the  relevant action.  (iii) The  Collateral  Custodian  shall  not  be  liable  for  any  action  taken,  suffered  or  omitted by it in accordance with the request or direction of any Secured Party, to the extent that  this Agreement provides such Secured Party the right to so direct the Collateral Custodian, or the  Administrative Agent.  The Collateral Custodian shall not be deemed to have notice or knowledge  of  any matter  hereunder,  including  an  Event  of Default,  unless  a  Responsible Officer  of  the  Collateral Custodian has knowledge of such matter or written notice thereof  is received by the  Collateral Custodian.  Notice or knowledge of any matter by the Administrative Agent and other  publicly available  information shall not constitute notice or actual knowledge of  the Collateral  Custodian. The Collateral Custodian’s receipt of reports (including monthly distribution reports)  and any publicly available information, shall not constitute actual or constructive knowledge or  notice of any information contained therein or determinable from information contained therein.  SECTION 9.03 Merger or Consolidation.   Any Person  (a) into which  the Collateral Custodian may be  merged or consolidated,  (b) that may  result  from any merger or consolidation  to which  the Collateral  Custodian  shall  be  a  party  or  (c) that may  succeed  to  the  corporate  trust  business  of  the  Collateral

  ‐117‐    Custodian substantially as a whole, which Person in any of the foregoing cases executes an agreement of  assumption to perform every obligation of the Collateral Custodian hereunder, shall be the successor to  the Collateral Custodian under this Agreement without further act of any of the parties to this Agreement.  SECTION 9.04 Collateral  Custodian  Compensation.    As  compensation  for  its  Collateral  Custodian  activities hereunder, the Collateral Custodian shall be entitled to the Collateral Custodian Fees from the  Borrower as  set  forth  in  the Collateral Custodian Fee Letter, payable pursuant  to  the extent of  funds  available  therefor  pursuant  to  the  provisions  of  Section 2.08;  provided  that  if  such  amounts  are  insufficient then Sections 9.12 and 11.07 shall be applicable.   The Collateral Custodian's entitlement to  receive the Collateral Custodian Fees shall cease on the earlier to occur of  (i) its removal as Collateral  Custodian pursuant to Section 9.05, (ii) its resignation as Collateral Custodian pursuant to Section 9.07 of  this Agreement or (iii) the termination of this Agreement; provided that the Collateral Custodian shall be  entitled to any Fees accrued and payable up to such date to the extent not previously paid.  SECTION 9.05 Collateral Custodian Removal.  The Majority Lenders may, and to the extent an Event of  Default is not continuing, with the written consent of the Borrower, by at least 30 days’ written notice to  the  Collateral  Custodian  (the  "Collateral  Custodian  Termination  Notice")  terminate  all  of  the  rights,  obligations, power and authority of  the Collateral Custodian under  this Agreement.   On and after  the  receipt by the Collateral Custodian of a Collateral Custodian Termination Notice, the Collateral Custodian  shall  continue  to act  in  such  capacity until  the date  specified  in  the Collateral Custodian Termination  Notice  or otherwise specified by the Majority Lenders in writing or, if no such date is specified in such  Collateral  Custodian  Termination  Notice  or  otherwise  specified  by  the  Administrative  Agent  or  the  Majority Lenders, until a date mutually agreed upon by the Collateral Custodian and the Administrative  Agent or the Majority Lenders, in any case such date shall not be less than 30 days after receipt of the  Collateral Custodian Termination Notice.  Upon any such removal, the Borrower and the Majority Lenders  acting jointly shall appoint a successor Collateral Custodian (provided that the consent of the Borrower  shall not be required after the occurrence, and during the continuance, of an Event of Default).    If no  successor Collateral Custodian shall have been appointed and an instrument of acceptance by a successor  Collateral Custodian shall not have been delivered to the Initial Lender and the Borrower within 30 days  after the giving of such notice of removal, the outgoing Collateral Custodian may petition any court of  competent  jurisdiction  for the appointment of a successor Collateral Custodian or deliver all Required  Loan Documents  in  its possession to the Calculation Agent or Initial Lender.       The Collateral Custodian  shall be entitled to receive, to the extent of funds available therefor pursuant to Section 2.08, any Fees  accrued until such  termination date as well as any other  fees, amounts, expenses or  indemnities  it  is  entitled to pursuant to the provisions of this Agreement and any Fee Letter (the "Collateral Custodian  Termination Expenses").  To the extent amounts held in the Collection Accounts and paid in accordance  with Section 2.08 are insufficient to pay the Collateral Custodian Termination Expenses, the Borrower (and  to the extent the Borrower fails to so pay, the Lenders) agree to pay the Collateral Custodian Termination  Expenses within 10 Business Days of receipt of an invoice therefor.  After the earlier of (a) the termination  date specified  in  the applicable Collateral Custodian Termination Notice and  (b) 30 days  thereafter as  provided above, the Collateral Custodian agrees that it will terminate its activities as Collateral Custodian  hereunder in a manner that the Majority Lenders believes will facilitate the transition of the performance  of such activities to a successor Collateral Custodian, and the successor Collateral Custodian shall assume  each and all of the Collateral Custodian's obligations under this Agreement, on the terms and subject to  the conditions herein set forth, and the Collateral Custodian shall provide to such successor Collateral  Custodian such documents as reasonably requested and  in the possession of the Collateral Custodian.   Notwithstanding  anything  to  the  contrary  herein,  no  Competitor  shall  be  appointed  as  a  successor

  ‐118‐    Collateral Custodian (and the proviso to the definition of Competitor shall be disregarded for purposes of  this sentence).  SECTION 9.06 Limitation on Liability.  (a) The Collateral Custodian may conclusively rely on and shall be fully protected  in acting  upon any certificate,  instrument, opinion, notice,  letter, resolution, report, request, direction, consent,  order, bond, debenture, note or other evidence of indebtedness or other document delivered to it and  that in good faith it reasonably believes to be genuine and that has been signed by the proper party or  parties.   The Collateral Custodian may  rely conclusively on and shall be  fully protected  in acting upon  (i) the  written  instructions  of  any  designated  officer  of  the  Administrative  Agent  or  (ii) the  verbal  instructions of the Administrative Agent.  (b) The Collateral Custodian may consult counsel satisfactory to it and the advice or opinion  of such counsel shall be full and complete authorization and protection  in respect of any action taken,  suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such  counsel.  (c) The Collateral Custodian shall not be liable for any error of judgment, or for any act done  or step taken or omitted by it, in good faith, or for any mistakes of fact or law, or for anything that it may  do or refrain from doing  in connection herewith, except  in the case of  its willful misconduct or grossly  negligent performance or omission of its duties.  (d) The Collateral Custodian makes no warranty or representation (except as expressly set  forth in this Agreement) and shall have no responsibility (except as expressly set forth in this Agreement)  as  to  the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or  transferability of any Loan Asset File, and will not be required to and will not make any representations as  to the validity or value (except as expressly set forth in this Agreement) of any of the Portfolio Assets.  The  Collateral Custodian shall not be obligated to take any action hereunder that might  in  its  judgment be  contrary  to  Applicable  Law  or  involve  any  expense  or  liability  unless  it  has  been  furnished with  an  indemnity reasonably satisfactory to it.  (e) The Collateral Custodian shall have no duties or responsibilities except such duties and  responsibilities as are specifically set forth  in this Agreement and no covenants or obligations shall be  implied in this Agreement against the Collateral Custodian.  (f) The Collateral Custodian  shall not be  required  to expend or  risk  its own  funds  in  the  performance of its duties hereunder.  (g) It is expressly agreed and acknowledged that the Collateral Custodian is not guaranteeing  performance of or assuming any liability for the obligations of the other parties hereto or any parties to a  Portfolio Asset.  (h) Subject  in all cases  to Section 9.02(c),  in case any  reasonable question arises as  to  its  duties hereunder, the Collateral Custodian may, prior to the occurrence of an Event of Default, request  instructions from the Borrower or the Portfolio Asset Servicer and may, after the occurrence of an Event  of Default, request instructions from the Majority Lenders or Calculation Agent, and shall be entitled at  all  times  to  refrain  from  taking any action unless  it has  received  instructions  from  the Borrower,  the  Portfolio Asset  Servicer,  the Majority  Lenders or  the Calculation Agent,  as  applicable.    The Collateral

  ‐119‐    Custodian  shall  in  all  events  have  no  liability,  risk  or  cost  for  any  action  taken  pursuant  to  and  in  compliance with the  instruction of  the Borrower, Portfolio Asset Servicer, the Majority Lenders or the  Calculation Agent.    In no event shall the Collateral Custodian be  liable for special,  indirect, punitive or  consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the  Collateral Custodian has been advised of the likelihood of such loss or damage and regardless of the form  of action.  (i) In no event shall the Collateral Custodian be responsible or liable for any failure or delay  in the performance of its obligations hereunder because of circumstances beyond its control, including,  but  not  limited  to,  any  act  or  provision  of  any  present  or  future  law  or  regulation  or  governmental  authority; acts of God; earthquakes; fires; floods; wars; terrorism; civil or military disturbances; sabotage;  epidemics;  riots;  interruptions,  loss  or malfunctions  of  utilities,  computer  (hardware  or  software)  or  communications  service;  accidents;  labor disputes;  acts of  civil or military  authority or  governmental  actions; or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication  facility; it being understood that the Collateral Custodian shall use commercially reasonable efforts which  are  consistent  with  accepted  practices  in  the  banking  industry  to  resume  performance  as  soon  as  reasonably practicable under the circumstance..  (j) The Collateral Custodian  shall have no  responsibility  and  shall have no  liability  for  (i)  giving,  executing,  delivering,  authorizing,  preparing,  recording,  filing,  re‐recording  or  re‐filing  any  financing statement, continuation statement, document, instrument or other notice, agreement, consent  or  other  papers  in  any  public  office  at  any  time  or  times,  (ii)  the  correctness  of  any  such  financing  statement, continuation statement, document or instrument or other such notice, agreement, consent or  other papers, (iii) taking any action to perfect or maintain the perfection of any security interest granted  to it hereunder or otherwise or (iv) the validity, legality, enforceability or perfection or priority of any such  lien or security interest.    (k)  It is expressly agreed and acknowledged that the Collateral Custodian is not guaranteeing  or overseeing performance of or assuming any liability for the obligations of the other parties hereto or  any parties to a Loan Asset.      (l)  The Collateral Custodian shall be under no obligation to make any investigation into the  facts or matters stated in any resolution, exhibit, request, representation, opinion, certificate, statement,  acknowledgement,  consent,  order  or  document  in  the  Loan  Asset  File  or  any  other  document  or  instrument other than as expressly provided for herein.      (m)  It is expressly acknowledged by the parties hereto that application and performance by  the Collateral Custodian of its various duties hereunder shall be based upon, and in reliance upon, data,  information and notice provided to it by the Borrower, the Portfolio Asset Servicer, the Calculation Agent  and/or  any  related  bank  agent,  obligor  or  similar  party,  and  the  Collateral  Custodian  shall  have  no  responsibility for the accuracy of any such information or data provided to it by such persons and shall be  entitled to update its records (as it may deem necessary or appropriate).  (k) The Collateral Custodian may perform any and all of its duties and exercise its rights and  powers hereunder or under any other Transaction Document by or through any one or more agents, sub‐ agents or attorneys appointed by the Collateral Custodian.  The Collateral Custodian and any such agents,  sub‐agent or attorneys may perform any and all of  its duties and exercise  its rights and powers by or  through their respective Related Parties.  The exculpatory provisions of this Article shall apply to any such

  ‐120‐    party and to the Related Parties of the Collateral Custodian and any such party.  The Collateral Custodian  shall not be responsible for the negligence or misconduct of any unaffiliated agent, sub‐agents or attorney  appointed by it with due care.  Notwithstanding anything to the contrary herein, the Collateral Custodian  shall not appoint any Competitor as a sub‐agent.    SECTION 9.07 Collateral Custodian Resignation.  (a) The Collateral Custodian shall not resign from the obligations and duties hereby imposed  on  it  except  (i) upon  the  Collateral  Custodian's  determination  that  (A) the  performance  of  its  duties  hereunder is or becomes impermissible under Applicable Law and (B) there is no reasonable action that  the Collateral Custodian could take to make the performance of its duties hereunder permissible under  Applicable  Law or  (ii) upon at  least 90 days' prior notice  to  the other parties hereto.   Upon any  such  resignation,  the Borrower and  the Majority  Lenders acting  jointly  shall appoint a  successor Collateral  Custodian  (provided that  the consent of the Borrower shall not be required after the occurrence, and  during  the continuance, of an Event of Default).    If no successor Collateral Custodian shall have been  appointed  and  an  instrument of  acceptance by  a  successor Collateral Custodian  shall not have been  delivered to  the Collateral Custodian within 45 days after the giving of such notice of resignation, the  resigning Collateral Custodian may petition any court of competent jurisdiction for the appointment of a  successor Collateral Custodian or deliver all Required Loan Documents in its possession to the Calculation  Agent or Initial Lender.  No Competitor shall be appointed as a successor Collateral Custodian.  No such  resignation  shall  become  effective  until  a  successor  Collateral  Custodian  shall  have  assumed  the  responsibilities and obligations of  the Collateral Custodian.   Notwithstanding anything  to  the contrary  herein, no Competitor shall be appointed as a successor Collateral Custodian.  (b) Upon the effective date of such resignation, or  if the Majority Lenders gives Collateral  Custodian written notice of an earlier termination hereof, the Collateral Custodian shall (i) be reimbursed  for any costs, fees and expenses that the Collateral Custodian shall incur in connection with its resignation  or the termination of its duties under this Agreement and (ii) deliver all of the Required Loan Documents  in the possession of Collateral Custodian to the Majority Lenders or to such Person as the Majority Lenders  may designate to Collateral Custodian  in writing upon the receipt of a request  in the form of Exhibit E;  provided  that  the Borrower consents to any successor Collateral Custodian appointed by  the Majority  Lenders (such consent not to be unreasonably withheld).  SECTION 9.08 Release of Documents.  (a) Release  for  Servicing.    From  time  to  time and as appropriate  for  the enforcement or  servicing  of  any  Portfolio Asset,  the  Collateral  Custodian  is  hereby  authorized  (unless  and  until  such  authorization  is  revoked by  the Administrative Agent  (acting at  the direction of  the Majority Lenders)  during the continuation of an Event of Default), upon written receipt from the Portfolio Asset Servicer of  a request for release of documents and receipt in the form of Exhibit E, to release to the Portfolio Asset  Servicer within two (2) Business Days of receipt of such request, the related Required Loan Documents  and any other Loan Asset File held by the Collateral Custodian or the documents set forth in such request.   All documents so released to the Portfolio Asset Servicer shall be held by the Portfolio Asset Servicer in  trust for the benefit of the Administrative Agent, on behalf of the Secured Parties, in accordance with the  terms  of  this  Agreement.    The  Portfolio  Asset  Servicer  shall  return  to  the  Collateral  Custodian  such  Required Loan Documents and any other Loan Asset Files held by the Collateral Custodian or other such  documents  (i) promptly upon  the  request of  the Administrative Agent  (acting at  the direction of  the

  ‐121‐    Majority Lenders) during the continuation of an Event of Default or (ii) when the Portfolio Asset Servicer's  need  therefor  in  connection with  such  enforcement  or  servicing  no  longer  exists,  unless  the  related  Portfolio Asset is liquidated, in which case, the Portfolio Asset Servicer shall deliver an additional request  for  release of documents  to  the Collateral Custodian and  receipt  certifying  such  liquidation  from  the  Portfolio Asset Servicer to the Administrative Agent, all in the form of Exhibit E.  (b) Limitation on Release.  Promptly after delivery to the Collateral Custodian of any request  for  release  of  documents,  the  Portfolio  Asset  Servicer  shall  provide  notice  of  the  same  to  the  Administrative Agent.   During  the  continuation of  an  Event of Default,  any  additional Required  Loan  Documents or documents requested to be released by the Portfolio Asset Servicer may be released only  upon written authorization of the Administrative Agent (acting at the direction of the Majority Lenders).   The limitations of this Section 9.08(b) shall not apply to the release of Required Loan Documents and any  other Loan Asset Files held by the Collateral Custodian to the Portfolio Asset Servicer pursuant to Section  9.08(a).  SECTION 9.09 Return of Loan Asset Files.   The Borrower may, with  the prior written  consent of  the  Administrative Agent (such consent to be given at the direction of the Majority Lenders and not to be  unreasonably withheld,  conditioned or delayed), or  the Portfolio Asset Servicer may  require  that  the  Collateral Custodian return each Loan Asset File (a) delivered to the Collateral Custodian in error or (b)  released from the Lien of the Administrative Agent hereunder pursuant to Section 2.11, in each case by  submitting to the Collateral Custodian a written request in the form of Exhibit E (signed by the Borrower  with respect to the Portfolio Assets and, during the continuation of an Event of Default, the Administrative  Agent) specifying the Loan Asset File to be so returned and reciting that the conditions to such release  have been met  (and  specifying  the Section or Sections of  this Agreement being  relied upon  for  such  release).    For  the  avoidance  of  doubt,  unless  an  Event  of  Default  is  continuing,  no  consent  of  the  Administrative  Agent  shall  be  required  in  connection with  any  such  release  of  a  Loan  Asset  File  in  accordance with  this Section.   The Collateral Custodian shall upon  its receipt of each such request  for  return executed by the Borrower and the Portfolio Asset Servicer or, during the continuation of an Event  of Default, Administrative Agent promptly, but in any event within five (5) Business Days, return the Loan  Asset File so requested to the Borrower or the Portfolio Asset Servicer, as applicable.  SECTION 9.10 Access  to Certain Documentation  and  Information Regarding  the Collateral; Audits of  Portfolio Asset Servicer.  The Collateral Custodian shall provide to the Administrative Agent, the Portfolio  Asset Servicer and the Calculation Agent access to the Loan Asset Files held by the Collateral Custodian  and all other documentation regarding the Collateral  including  in such cases where the Administrative  Agent, the Portfolio Asset Servicer or Calculation Agent is required in connection with the enforcement of  the  rights or  interests of  the Secured Parties, or by applicable  statutes or  regulations,  to  review  such  documentation, such access being afforded without charge but only  (a) upon  four Business Days prior  written  request,  (b) during normal business hours and  (c) subject  to  the Collateral Custodian's normal  security and confidentiality procedures.  Periodically on and after the Closing Date, the Initial Lender may  review the Portfolio Asset Servicer's collection and administration of the Loan Asset Files in order to assess  compliance by the Portfolio Asset Servicer with the Servicing Standard, as well as with this Agreement and  may conduct an audit of the Loan Asset Files  in conjunction with such a review.   Such review shall be  reasonable in scope and shall be completed in a reasonable period of time; provided that, if no Event of  Default  is  continuing,  the Administrative Agent  shall  be  allowed  one  such  review  per  calendar  year.   Without  limiting  the  foregoing provisions of  this Section 9.10,  from  time  to  time  (and,  in any  case, a  minimum of three times during each calendar year) upon reasonable notice to the Collateral Custodian,  the Collateral Custodian shall permit independent public accountants or other auditors appointed by the

  ‐122‐    Portfolio Asset Servicer to conduct, at the expense of the Borrower, a review of the Loan Asset Files and  all other documentation regarding the Collateral.  SECTION 9.11 Bailment.  The Collateral Custodian agrees that, with respect to any Loan Asset File at any  time or times in its possession or held in its name, the Collateral Custodian is the agent and bailee of the  Administrative Agent, for the benefit of the Secured Parties, for purposes of perfecting (to the extent not  otherwise perfected) the Administrative Agent's security interest in the Collateral and for the purpose of  ensuring that such security interest is entitled to first priority status under the UCC.   SECTION 9.12 Indemnification  of  the  Collateral  Custodian.    Each  Lender  agrees  to  indemnify  the  Collateral Custodian from and against any and all reasonable and documented out‐of‐pocket  liabilities,  obligations,  losses,  damages,  penalties,  actions,  judgments,  suits,  costs,  expenses  or  disbursements   (including reasonable and documented attorney’s fees and expenses and court costs, (but excluding the  fees and expenses of its internal legal counsel and all ordinary internal costs, consisting of overhead and  employee costs and expenses incurred by such Indemnitee in connection with its obligations under the  Transaction Documents) of any kind or nature whatsoever which may be  imposed on,  incurred by, or  asserted against the Collateral Custodian in any way relating to or arising out of this Agreement or any of  the other Transaction Documents, including those incurred in connection with any action taken or omitted  by the Collateral Custodian hereunder or thereunder; provided that (a) the Lenders shall not be liable for  any portion of such  liabilities, obligations,  losses, damages, penalties, actions,  judgments, suits, costs,  expenses  or  disbursements  resulting  from  the  Collateral  Custodian's  gross  negligence  or  willful  misconduct as determined in a final decision by a court of competent jurisdiction and (b) no action taken  in accordance with the directions of the Majority Lenders, the Lenders or the Borrower shall be deemed  to constitute gross negligence or willful misconduct for purposes of this Article IX.  SECTION 9.13 In executing, delivering and performing under this Agreement and any other Transaction  Document, each of the Account Bank and the Administrative Agent shall be entitled to all of the same  rights,  benefits,  protections,  immunities  and  indemnities  granted  to  the  Collateral  Custodian  in  this  Agreement, mutatis mutandis; provided that such rights, benefits, protection, immunities and indemnities  are in addition to any rights, benefits, protection, immunities and indemnities provided to the Account  Bank or the Administrative Agent in this Agreement or any other Transaction Document.     ARTICLE X.  INDEMNIFICATION  SECTION 10.01 Indemnities by the Borrower.  (a) Without  limiting any other  rights which  the Secured Parties or any of  their  respective  Affiliates may have hereunder or under Applicable Law, the Borrower shall indemnify the Secured Parties  and  each  of  their  respective  Affiliates,  assigns,  officers,  directors,  employees  and  agents  (each,  an  "Indemnified Party" for purposes of this Article X) from and against any and all damages, losses, claims,  liabilities,  suits  or  proceedings  at  law  or  in  equity  and  related  costs,  fees  and  expenses,  including  reasonable and documented attorneys' fees and disbursements and expenses and costs of enforcement  of  this  Agreement  or  any  provision  thereof  (all  of  the  foregoing  being  collectively  referred  to  as  "Indemnified Amounts"),  incurred by or asserted against such  Indemnified Party arising out of or as a  result of (i) this Agreement or the other Transaction Documents or in respect of any of the Collateral, (ii)  any Advance or the use or proposed use of the proceeds therefrom, (iii) any action taken or omitted to be

  ‐123‐    taken by any Indemnified Party under this Agreement or any Transaction Document, or (iv) any actual or  prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based  on contract, tort or any other theory, whether brought by a third party or by the Borrower, and regardless  of whether any  Indemnified Party  is a party thereto, excluding, however,  Indemnified Amounts to the  extent resulting from gross negligence, bad faith or willful misconduct on the part of such Indemnified  Party as determined in a final decision by a court of competent jurisdiction.  This Section 10.01 shall not  apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from  any non‐Tax claim.  (b) Any amounts subject to the indemnification provisions of this Section 10.01 shall be paid  by the Borrower to the applicable Indemnified Party within thirty days following receipt by the Borrower  of  the  written  demand  therefor  on  behalf  of  the  applicable  Indemnified  Party.    Any  request  for  indemnification under this Section 10.01 shall be in the form of a notice setting forth in reasonable detail  the  basis  for  and  the  computations  of  the  Indemnified  Amounts  with  respect  to  which  such  indemnification is requested.  (c) If for any reason the indemnification provided above in this Section 10.01 is unavailable  to the Indemnified Party or is insufficient to hold an Indemnified Party harmless in respect of any losses,  claims, damages or liabilities and related costs and expenses (in each case, other than as a result of the  express limitations set forth therein), then the Borrower shall contribute to the amount paid or payable  by such Indemnified Party as a result of such losses, claims, damages or liabilities and related costs and  expenses  in such proportion as  is appropriate to reflect not only the relative benefits received by such  Indemnified Party on the one hand and the Borrower on the other hand but also the relative fault of such  Indemnified Party as well as any other relevant equitable considerations.  (d) If  the  Borrower  has made  any  payments  in  respect  of  Indemnified  Amounts  to  the  Indemnified Party pursuant to this Section 10.01 and such  Indemnified Party thereafter collects any of  such amounts  from others, such  Indemnified Party will promptly repay such amounts collected  to the  Borrower in an amount equal to the amount it has collected from others in respect of such Indemnified  Amounts, without interest.  (e) The obligations of the Borrower under this Section 10.01 shall survive the resignation or  removal of the Administrative Agent, the Calculation Agent, the Portfolio Asset Servicer, the Account Bank  or the Collateral Custodian or the termination of this Agreement.  SECTION 10.02 [Reserved].  ARTICLE XI.  MISCELLANEOUS  SECTION 11.01 Amendments and Waivers.  (a) Except  as  set  forth herein,  (i) no  amendment or modification of  any provision of  this  Agreement or any other Transaction Document shall be effective without the written agreement of the  Borrower and the Majority Lenders and, solely if such amendment or modification would adversely affect  the rights or obligations of the Administrative Agent, the Calculation Agent or the Collateral Custodian,  the written agreement of the Administrative Agent, the Calculation Agent or the Collateral Custodian, as  applicable, and (ii) no termination or waiver of any provision of this Agreement or any other Transaction  Document or  consent  to any departure  therefrom by  the Borrower or  the Calculation Agent  shall be

  ‐124‐    effective without the written concurrence of the Administrative Agent, the Collateral Custodian (to the  extent party thereto or directly affected thereby) and the Majority Lenders.  Any waiver or consent shall  be effective only in the specific instance and for the specific purpose for which given.  (b) Notwithstanding  the  provisions  of  Section 11.01(a),  the written  consent  of  all  of  the  Lenders  shall  be  required  for  any  amendment, modification  or waiver  (i) reducing  (without  payment  thereon) the principal amount due and owing under any outstanding Advance or the  interest thereon,  (ii) postponing  any  date  for  any  payment  of  any Advance  or  the  interest  thereon,  (iii) modifying  the  provisions of this Section 11.01 or the definition of Majority Lenders or any other provision specifying the  number or percentage of Lenders required to amend, waive or otherwise modify any rights or make any  determination or grant any consent, (iv) extending the Stated Maturity Date or Revolving Period, (v) of  any provision of Section 2.08(a) through (d), (vi) extend or increase any Commitment of any Lender, (vii)  change Section 11.15  in a manner that would alter the pro rata sharing of payments required thereby  without  the written  consent of  each  Lender directly  and  adversely  affected  thereby,  (viii) waive  any  condition set forth in Section 3.02 or (viii) consent to the Borrower's assignment or transfer of its rights  and obligations under this Agreement or any other Transaction Document or release all or substantially  all of the Collateral except as expressly authorized in this Agreement.  (c) Notwithstanding anything herein  to  the contrary, no Defaulting Lender  shall have any  right  to approve or disapprove any amendment, waiver or  consent hereunder  (and any amendment,  waiver or consent that by its terms requires the consent of all the Lenders or each affected Lender may  be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (A) the  Commitment of any Defaulting Lender may not be  increased or extended, or the maturity of any of  its  Advances may not be extended, the rate of interest on any of its Advances may not be reduced and the  principal amount of any of its Advances may not be forgiven, in each case without the consent of such  Defaulting Lender and (B) any amendment, waiver or consent requiring the consent of all the Lenders or  each  affected  Lender  that by  its  terms  affects  any Defaulting  Lender more  adversely  than  the other  affected Lenders shall require the consent of such Defaulting Lender.  (d) If KBRA is providing a rating with respect to the Borrower, then the Borrower shall provide  notice  to  KBRA  of  any  amendment  to  or  termination  of  this  Agreement  or  any  other  Transaction  Document.  SECTION 11.02 Notices, Etc.   All notices and other communications hereunder shall, unless otherwise  stated herein, be in writing (which shall include facsimile communication and communication by e‐mail)  and faxed, e‐mailed or delivered, to each party hereto, at its address set forth on Schedule III or at such  other address as shall be designated by such party in a written notice to the other parties hereto.  Notices  and communications by facsimile and e‐mail shall be effective when sent (and shall be followed by hard  copy sent by regular mail), and notices and communications sent by other means shall be effective when  received.  SECTION 11.03 No Waiver Remedies.  No failure on the part of the Administrative Agent or any Lender to  exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any  single or partial exercise of any right hereunder preclude any other or  further exercise  thereof or  the  exercise  of  any  other  right.    The  remedies  herein  provided  are  cumulative  and  not  exclusive  of  any  remedies provided by law.  SECTION 11.04 Binding Effect; Assignability; Multiple Lenders.

  ‐125‐    (a) This Agreement  shall  be  binding upon  and  inure  to  the benefit of  the Borrower,  the  Calculation Agent,  the Portfolio Asset  Servicer,  the Administrative Agent,  each  Lender,  the Collateral  Custodian  and  their  respective  successors  and  permitted  assigns.    Each  Lender  and  their  respective  successors and assigns may assign, or grant a security  interest  in, (i) this Agreement and such Lender's  rights and obligations hereunder and  interest herein  in whole or  in part or (ii) any Advance (or portion  thereof), to any Eligible Assignee; provided that unless an Unmatured Event of Default or Event of Default  has  occurred  and  is  continuing,  the  consent  of  the  Borrower  (such  consent  not  to  be  unreasonably  withheld) shall be required for a Lender to assign to any Person that  is not an Affiliate of such Lender;  provided, further, that in no circumstance (unless an Unmatured Event of Default or Event of Default has  occurred and is continuing) may any Lender assign, or grant a security interest in (i) this Agreement and  such Lender's rights and obligations hereunder and interest herein in whole or in part or (ii) any Advance  (or portion  thereof),  to a Competitor.   Any  such assignee  shall execute and deliver  to  the Calculation  Agent,  the  Borrower  and  the  Administrative  Agent  a  fully‐executed  Assignment  and  Assumption  Agreement.  The parties to any such assignment shall execute and deliver to the Administrative Agent for  its acceptance and recording in its books and records, such agreement or document as may be satisfactory  to such parties and the Administrative Agent (including any administrative detail form and any tax forms  reasonably required by the Administrative Agent).  Neither the Borrower nor the Applicable Servicer may  assign, or permit any Lien to exist upon, any of its rights or obligations hereunder or under any Transaction  Document or any interest herein or in any Transaction Document without the prior written consent of the  Majority  Lenders unless otherwise  contemplated hereby.   Each  Lender may  sell  a participation  in  its  interests hereunder as provided in Section 11.04(d).  No assignment or sale of a participation under this  Section 11.04 shall be effective unless and until properly recorded in the Register or Participant Register,  as applicable, pursuant to Section 2.03.  (b) Notwithstanding any other provision of this Section 11.04, any Lender may at any time  pledge or grant a security interest in all or any portion of its rights (including rights to payment of principal  and  interest) under this Agreement  to secure obligations of such Lender to a Federal Reserve Bank  (a  "Liquidity  Agreement"), without  notice  to  or  consent  of  the  Borrower  or  the  Administrative  Agent;  provided  that no such pledge or grant of a security  interest shall  release such Lender  from any of  its  obligations hereunder or under such Liquidity Agreement, or substitute any such pledgee or grantee for  such Lender as a party hereto or to such Liquidity Agreement, as the case may be.  (c) Each Indemnified Party shall be an express third party beneficiary of this Agreement.  (d) Any Lender may at any time, without the consent of, or notice to the Borrower or without  the consent of, but with notice to, the Administrative Agent, sell participations to any Person such Lender  reasonably  believes  is  a  Qualified  Purchaser  (other  than  a  natural  Person,  or  a  holding  company,  investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or  the  Borrower  or  any  of  the  Borrower's  Affiliates  that  in  each  case  is  not  a  Competitor)  (each,  a  "Participant") in all or a portion of such Lender's rights or obligations under this Agreement (including all  or a portion of its Commitment or the Advances owing to it); provided that (i) such Lender's obligations  under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other  parties hereto for the performance of such obligations, (iii) the Borrower, the Administrative Agent and  Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights  and  obligations  under  this  Agreement  and  (iv) such  Lender  shall  register  such  participation  in  its  Participation Register pursuant  to Section 2.03(c).   Any agreement or  instrument pursuant  to which a  Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this  Agreement and to approve any amendment, modification or waiver of any provision of this Agreement;

  ‐126‐    provided that such agreement or instrument may provide that such Lender will not, without the consent  of the Participant, agree to any amendment, modification or waiver described  in Section 11.01(b) that  affects such Participant.  SECTION 11.05 Term of This Agreement.  This Agreement, including the Borrower's representations and  covenants set forth in Articles IV and V, Holdings' representations and covenants set forth in Articles IV  and V, the Applicable Servicer's representations, covenants and duties set forth in Articles IV, V and VIII  and the Collateral Custodian's representations, covenants and duties set forth in Articles IV, V, and IX shall  remain in full force and effect until this Agreement has been terminated by the Borrower and the Facility  Termination Date has occurred; provided  that any  representation made or deemed made hereunder  survive the execution and delivery hereof and the provisions of Section 2.06, Section 2.12, Section 2.13,  Section  7.13,  Section 11.07,  Section 11.08  and  Article VII,  Article VIII,  Article IX  and  Article X  shall  be  continuing and shall survive any termination of this Agreement.  SECTION 11.06 GOVERNING LAW; JURY WAIVER.  THIS AGREEMENT IS GOVERNED BY THE LAWS OF THE  STATE OF NEW YORK.  EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY  LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY  OR  INDIRECTLY  OUT  OF,  UNDER  OR  IN  CONNECTION  WITH  THIS  AGREEMENT  OR  ANY  OF  THE  TRANSACTIONS CONTEMPLATED HEREUNDER.  SECTION 11.07 Costs, Expenses and Taxes.  (a) In addition to the rights of indemnification hereunder, the Borrower shall pay on demand  (i) all  reasonable and documented out‐of‐pocket costs and expenses of  the Administrative Agent,  the  Calculation Agent, the Portfolio Asset Servicer, the Account Bank and the Collateral Custodian incurred in  connection  with  the  pre‐closing  due  diligence,  preparation,  execution,  delivery,  administration,  syndication, renewal, amendment or modification of, any waiver or consent  issued  in connection with,  this Agreement, the Transaction Documents and the other documents to be delivered hereunder or  in  connection herewith,  including the reasonable fees, disbursements and other charges of rating agency  and  accounting  costs  and  fees,  the  reasonable  and  documented  out‐of‐pocket  fees  and  expenses  of  counsel for the Administrative Agent, the Lenders, the Calculation Agent, the Portfolio Asset Servicer, the  Account  Bank  and  the  Collateral  Custodian  with  respect  thereto  and  with  respect  to  advising  the  Administrative Agent, the Calculation Agent, the Portfolio Asset  Servicer, the Account Bank, the Lenders  and the Collateral Custodian as to their respective rights and remedies under this Agreement and the  other documents to be delivered hereunder or in connection herewith; provided that the aggregate costs  and expenses of the Lenders and the Calculation Agent that are payable under this Section 11.07(a)(i) shall  not  exceed  (a)  $250,000  in  connection  with  the  closing  of  the  transactions  contemplated  by  this  Agreement  and  the  other  Transaction  Documents  and  (b)  $100,000  per  annum  thereafter;  (ii)  all  reasonable  and  documented  out‐of‐pocket  costs  and  expenses,  if  any  (including  reasonable  and  documented  out‐of‐pocket  counsel  fees  and  expenses),  incurred  by  the  Administrative  Agent,  the  Lenders, the Calculation Agent, the Portfolio Asset Servicer, the Account Bank or the Collateral Custodian  in connection with the enforcement or potential enforcement of  its rights,  in each case, (a) under this  Agreement or any other Transaction Document and the other documents to be delivered hereunder or  (b) in connection herewith or in connection with the Advances made hereunder, including all such out of  pocket expenses incurred during any workout, restructuring or negotiations in respect of such Advances;  (iii)  all reasonable and documented out‐of‐pocket costs and expenses, if any (including reasonable and  documented out‐of‐pocket  counsel  fees and expenses),  incurred by  the Borrower  in  connection with

  ‐127‐    obtaining an initial investment grade rating of the Borrower by a Nationally Recognized Statistical Ratings  Organization at the direction of the Lender, and in connection with the maintenance of such rating.   (b) The Borrower shall pay promptly in accordance with Applicable Law any and all present  or future stamp, court or documentary, intangible, recording, filing or similar Taxes payable or determined  to be payable to any Governmental Authority in connection with the execution, delivery, performance,  enforcement or registration of, receipt or perfection of a security interest under, filing and recording of  this Agreement, or any other Transaction Documents, or otherwise in connection with this agreement or  any Transaction Document, except any such Taxes or fees that are imposed as the result of any present  or  former  connection  between  any  Recipient  and  the  jurisdiction  imposing  such  Tax  (other  than  connections arising  from such Recipient having executed, delivered, become a party to, performed  its  obligations under, received payments under, received or perfected a security interest under, engaged in  any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest  in any loan made pursuant to this Agreement) with respect to an assignment ("Other Taxes").  SECTION 11.08 Recourse Against Certain Parties; Non‐Petition.  (a) No recourse under or with respect to any obligation, covenant or agreement (including  the payment of any fees or any other obligations) of the Calculation Agent, the Portfolio Asset Servicer,  the Collateral Custodian, the Administrative Agent, the Lenders or any Secured Party as contained in this  Agreement or any other agreement, instrument or document entered into by the Calculation Agent, the  Portfolio Asset Servicer, the Collateral Custodian, the Administrative Agent, the Lenders or any Secured  Party pursuant hereto or in connection herewith shall be held against any administrator of the Calculation  Agent, the Portfolio Asset Servicer, the Collateral Custodian, the Administrative Agent, the Lenders or any  Secured Party or any incorporator, Affiliate, stockholder, officer, employee or director of the Calculation  Agent, the Portfolio Asset Servicer, the Collateral Custodian, the Administrative Agent, the Lenders or any  Secured Party or of any such administrator, as such, by the enforcement of any assessment or by any legal  or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood  that the agreements of each party hereto contained in this Agreement and all of the other agreements,  instruments  and  documents  entered  into  by  the  Calculation  Agent,  the  Portfolio  Asset  Servicer,  the  Collateral Custodian, the Administrative Agent, the Lenders or any Secured Party pursuant hereto or in  connection herewith are, in each case, solely the corporate obligations of such party (and nothing in this  Section 11.08 shall be construed to diminish  in any way such corporate obligations of such party), and  that  no  personal  liability  whatsoever  shall  attach  to  or  be  incurred  by  any  administrator  of  the  Administrative Agent, the Lenders or any Secured Party or any incorporator, stockholder, Affiliate, officer,  employee or director of the Lenders, the Calculation Agent, the Portfolio Asset Servicer, the Collateral  Custodian or the Administrative Agent or of any such administrator, as such, or any of them, under or by  reason of any of the obligations, covenants or agreements of the Calculation Agent, the Portfolio Asset  Servicer, the Collateral Custodian, the Administrative Agent, the Lenders or any Secured Party contained  in this Agreement or in any other such instruments, documents or agreements, or are implied therefrom,  and that any and all personal liability of every such administrator of the Calculation Agent, the Portfolio  Asset Servicer, the Collateral Custodian, the Administrative Agent, the Lenders or any Secured Party and  each  incorporator,  stockholder,  Affiliate,  officer,  employee  or  director  of  the  Calculation  Agent,  the  Portfolio Asset Servicer, the Collateral Custodian, the Administrative Agent, the Lenders or any Secured  Party or of any such administrator, or any of them, for breaches by the Calculation Agent, the Portfolio  Asset Servicer, the Collateral Custodian, the Administrative Agent, the Lenders or any Secured Party of  any  such obligations,  covenants or agreements, which  liability may arise either at  common  law or  in

  ‐128‐    equity, by  statute or  constitution, or  otherwise,  is hereby  expressly waived  as  a  condition of  and  in  consideration for the execution of this Agreement.  (b) Notwithstanding any contrary provision set forth herein, no claim may be made by any  Person against the Borrower, the Calculation Agent, the Portfolio Asset Servicer, the Collateral Custodian,  the  Administrative  Agent,  the  Lenders,  or  any  Secured  Party  or  their  respective  Affiliates,  directors,  officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in  respect to any claim for breach of contract or any other theory of liability arising out of or related to the  transactions  contemplated by  this Agreement, or  any  act, omission or event occurring  in  connection  therewith; and the parties hereto hereby waive, release, and agree not to sue upon any claim for any such  damages, whether or not accrued and whether or not known or suspected.  (c) No obligation or liability to any Obligor under any of the Portfolio Assets is intended to be  assumed  by  the  Calculation  Agent,  the  Portfolio  Asset  Servicer,  the  Collateral  Custodian,  the  Administrative Agent, the Lenders or any Secured Party under or as a result of this Agreement and the  transactions contemplated hereby.  (d) The provisions of this Section 11.08 survive the termination of this Agreement.  SECTION 11.09 Execution in Counterparts; Severability; Integration.    (a) This Agreement may be executed  in any number of counterparts and by  the different  parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original  and all of which when taken together shall constitute one and the same agreement. Each of the parties  hereto  consents  to  the  use  of  electronic  signatures  and  electronic  contracts  in  connection with  this  Agreement, any other Transaction Document and the transactions contemplated hereby and thereby, but  expressly excluding each Revolving Loan Note. Delivery of an executed counterparty of a signature page  to this Agreement or any other Transaction Documents (other than any Revolving Loan Note) by emailed  pdf. or any other electronic means that reproduces an image of the actual executed signature page shall  be effective as delivery of a manually executed counterpart of this Agreement or such other Transaction  Document.   The words  "execution,"  "execute",  "signed,"  "signature,"  and words  of  like  import  in  or  related  to  any  document  to  be  signed  in  connection  with  this  Agreement  and  the  transactions  contemplated hereby shall be deemed to include electronic signatures approved by the Loan Parties, the  Calculation Agent,  the Portfolio Asset Servicer,  the Collateral Custodian and  the Administrative Agent  (and, for the avoidance of doubt, electronic signatures utilizing the DocuSign platform shall be deemed  approved), or the keeping of records in electronic form, each of which shall be of the same legal effect,  validity or enforceability as a manually executed signature or  the use of a paper‐based recordkeeping  system, as the case may be, to the extent and as provided for in any applicable law, including the Federal  Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and  Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided  that nothing herein shall require any party hereto to accept electronic signatures in any form or format  without its prior written consent (not to be unreasonably withheld, conditioned or delayed). Each party  hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any scanned,  or photocopied manual signature, or other electronic signature, of any other party and shall have no duty  to investigate, confirm or otherwise verify the validity or authenticity thereof.  (b) For the avoidance of doubt, the parties hereto hereby agree that this Section 11.09 shall  apply in equal force and have the same enforceability, validity and admissibility to each other Transaction

  ‐129‐    Document and any amendment, restatement, modification, reaffirmation, assignment and acceptance or  other document related to this Agreement or such other Transaction Document whether or not expressly  stated  therein.  Even  though  the  parties  hereto  agree  that  such  electronic  signatures  are  legally  enforceable and intended to be effective for all purposes, the signing parties agree if requested by any  party hereto to promptly deliver to such party the original document bearing an original manual signature,  in order to reduce the risk of fraud, comply with potentially applicable regulations, or for other operational  or risk management purposes.  (c) In  the event  that any provision  in or obligation under  this Agreement shall be  invalid,  illegal  or  unenforceable  in  any  jurisdiction,  the  validity,  legality  and  enforceability  of  the  remaining  provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way  be affected or impaired thereby. This Agreement and any agreements or letters (including Fee Letters)  executed in connection herewith contains the final and complete integration of all prior expressions by  the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement  among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written  understandings other than any Fee Letter delivered by the Calculation Agent to the Administrative Agent  prior to the Closing Date.  SECTION 11.10 Consent to Jurisdiction; Service of Process.  (a) Each party hereto hereby irrevocably submits to the exclusive jurisdiction of any New York  State or Federal court sitting in New York City in any action or proceeding arising out of or relating to the  Transaction Documents, and each party hereto hereby irrevocably agrees that all claims in respect of such  action  or  proceeding may  be  heard  and  determined  in  such New  York  State  court  or,  to  the  extent  permitted by law, in such Federal court.  The parties hereto hereby irrevocably waive, to the fullest extent  they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or  proceeding.   The parties hereto agree  that a  final  judgment  in any such action or proceeding shall be  conclusive and may be enforced  in other  jurisdictions by suit on the  judgment or  in any other manner  provided by law.  (b) Each of the Borrower, the Portfolio Asset Servicer and the Calculation Agent agrees that  service of process may be effected by mailing a  copy  thereof by  registered or certified mail, postage  prepaid, to the Borrower, the Portfolio Asset Servicer or the Calculation Agent, as applicable, at its address  specified  in Schedule  III hereto or at  such other address as  the Administrative Agent  shall have been  notified in accordance herewith.  Nothing in this Section 11.10 shall affect the right of the Lenders, the  Administrative Agent or the Collateral Custodian to serve legal process in any other manner permitted by  law.  SECTION 11.11 Confidentiality.  (a) Each of the Administrative Agent, the Lenders, the Calculation Agent and the Collateral  Custodian shall maintain and shall cause each of its Affiliates, employees, officers, directors and agents to  maintain the confidentiality of all Information (as defined below), including all Information regarding the  business of the Obligors, the Borrower, the Calculation Agent and the Portfolio Asset Servicer and their  respective businesses obtained by it or them in connection with the structuring, negotiating and execution  of the transactions contemplated herein or the Portfolio Assets, except that Information may be disclosed  (i) to its Affiliates, investors (including the direct or indirect limited partners of the Fund), accountants,  investigators, auditors, attorneys or other agents, including any rating agency or valuation firm engaged

  ‐130‐    by  such  party  in  connection  with  any  due  diligence  or  comparable  activities  with  respect  to  the  transactions and Portfolio Assets contemplated herein, and the agents of such Persons, taxing authorities  and governmental agencies ("Excepted Persons"); provided that each Excepted Person is informed of the  confidential nature of such Information and instructed to keep such Information confidential or otherwise  is subject to a binding contractual requirement of confidentiality, (ii) as is required by Applicable Law, (iii)  in accordance with the Servicing Standard, (iv) when required by any  law, regulation, ordinance, court  order  or  subpoena,  (v)  to  the  extent  the  Portfolio  Asset  Servicer  is  disseminating  general  statistical  information relating to the  loans being serviced by the Portfolio Asset Servicer (including the Portfolio  Assets) under any Underlying Agreement so  long as  the Portfolio Asset Servicer does not  identify  the  Obligors, (vi) to the extent the Calculation Agent is disseminating general statistical information relating  to the loans being serviced by the Calculation Agent hereunder so long as the Calculation Agent does not  identify the Borrower or any Lender or (vii) in connection with the exercise of any remedies hereunder or  under any other Required Loan Document or any Action or proceeding relating to this Agreement or any  other Required Loan Document or the enforcement of rights hereunder or thereunder.  Notwithstanding  the foregoing provisions of this Section 11.11(a), the Applicable Servicer may, subject to Applicable Law  and the terms of any Underlying Agreements, make available copies of the documents in the Loan Asset  Files and such other documents it holds in its capacity as Portfolio Asset Servicer or Calculation Agent, as  applicable, pursuant to the terms of this Agreement, to any of its creditors.  (b) Anything herein to the contrary notwithstanding, the Borrower hereby consents to the  disclosure  of  any  Information  with  respect  to  it  (i)  to  the  Administrative  Agent,  the  Lenders,  the  Calculation Agent,  the  Portfolio Asset  Servicer  or  the  Collateral  Custodian  by  each  other,  (ii)  by  the  Administrative Agent, the Lenders, the Calculation Agent, the Portfolio Asset Servicer and the Collateral  Custodian to any prospective or actual assignee or participant of any of them (other than a Competitor)  provided such Person agrees to hold such information confidential or (iii) by the Administrative Agent, the  Lenders, the Calculation Agent and the Collateral Custodian to any rating agency, commercial paper dealer  or provider of a surety, guaranty or credit or liquidity enhancement to any Lender or any Person providing  financing  to,  or  holding  Equity  Interests  in,  any  Lender,  as  applicable,  and  to  any  officers,  directors,  employees, outside accountants and attorneys of any of  the  foregoing, provided each  such Person  is  informed of  the confidential nature of such  information.    In addition,  the Lenders,  the Administrative  Agent, the Calculation Agent, the Portfolio Asset Servicer and the Collateral Custodian may disclose any  such  Information as  required pursuant  to any  law,  rule,  regulation, direction,  request or order of any  judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect  of law).  (c) Notwithstanding anything herein to the contrary, the foregoing shall not be construed to  prohibit (i) disclosure of any and all Information that is or becomes publicly known, (ii) disclosure of any  and all Information (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any  government agency or regulatory body having or claiming authority to regulate or oversee any aspects of  the Lenders',  the Administrative Agent's,  the Calculation Agent's,  the Portfolio Asset Servicer's or  the  Collateral Custodian's business or that of their Affiliates, (C) pursuant to any subpoena, civil investigative  demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which  the  Administrative  Agent,  any  Lender,  the  Collateral  Custodian,  the  Portfolio  Asset  Servicer  or  the  Calculation Agent or an officer, director, employer, shareholder or Affiliate of any of the foregoing  is a  party  or  (D)  in  any  preliminary  or  final  offering  circular,  registration  statement  or  contract  or  other  document approved in advance by the Borrower, (iii) any other disclosure authorized by the Borrower or  (iv) disclosure of any and all Information that becomes available to the Administrative Agent, any Lender,  the Calculation Agent, the Portfolio Asset Servicer or the Collateral Custodian on a nonconfidential basis

  ‐131‐    from a source other than the Borrower who did not acquire such information as a result of a breach of  this Section 11.11.  (d) The parties hereto may disclose  the existence of  the Agreement, but not  the  financial  terms hereof, including all fees and other pricing terms, all Events of Default, Servicer Termination Events,  and priority of payment provisions, in each case except in compliance with this Section 11.11.  (e) "Information" means all information received from the Borrower, its Affiliates or agents  relating to the Borrower, Holdings, its Affiliates or its businesses, other than any such information that is  available  to  the  Administrative  Agent,  the  Calculation  Agent,  the  Portfolio  Asset  Servicer,  Collateral  Custodian or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in  the case of information received from the Borrower, its Affiliates or agents after the Closing Date, such  information is clearly identified at the time of delivery as confidential.  Any Person required to maintain  the confidentiality of Information as provided in this Section 11.11 shall be considered to have complied  with  its  obligation  to  do  so  if  such  Person  has  exercised  the  same  degree  of  care  to maintain  the  confidentiality of such Information as such Person would accord to its own confidential information.  SECTION 11.12 Non‐Confidentiality of Tax Treatment.   All parties hereto agree  that each of  them and  each of their employees, representatives, and other agents may disclose to any and all Persons, without  limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind  (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment  and tax structure.  "Tax treatment" and "tax structure" shall have the same meaning as such terms have  for purposes of Treasury Regulation Section 1.6011‐4; provided  that with  respect  to any document or  similar item that in either case contains information concerning the tax treatment or tax structure of the  transaction as well as other  information,  the provisions of  this Section 11.12  shall only apply  to  such  portions  of  the  document  or  similar  item  that  relate  to  the  tax  treatment  or  tax  structure  of  the  transactions contemplated hereby.  SECTION 11.13 Waiver of Set Off.  If an Event of Default has occurred and is continuing, each Lender and  each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted  by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional  or final, in whatever currency) at any time held, and other obligations (in whatever currency) at any time  owing, by such Lender or any such Affiliate, to or for the credit or the account of the Borrower against any  and all of the Obligations,  irrespective of whether or not such Lender or Affiliate shall have made any  demand under this Agreement or any other Transaction Document and although such Obligations may be  contingent or unmatured or are owed to a branch office or Affiliate of such Lender different from the  branch office or Affiliate holding such deposit or obligated on such indebtedness.  Each Lender shall notify  the Borrower and the Administrative Agent promptly after any such setoff and application; provided that  the failure to give such notice shall not affect the validity of such setoff and application.  SECTION 11.14 Headings, Schedules and Exhibits.   The headings herein are for purposes of references  only and shall not otherwise affect the meaning or interpretation of any provision hereof.  The schedules  and exhibits attached hereto and referred  to herein shall constitute a part of  this Agreement and are  incorporated into this Agreement for all purposes.  SECTION 11.15 Ratable  Payments.    If  any  Lender,  whether  by  setoff  or  otherwise,  shall  obtain  any  payment (whether voluntary,  involuntary, through the exercise of any right of setoff, or otherwise) on  account of Advances owing  to  it  (other  than pursuant  to Section 2.12 or Section 2.13)  in excess of  its

  ‐132‐    ratable share of payments on account of  the Advances obtained by all  the Lenders, such Lender shall  forthwith purchase from the other Lenders such participations in the Advances owing to them as shall be  necessary  to  cause  such purchasing  Lender  to  share  the  excess payment  ratably with  each of  them;  provided that, if all or any portion of such excess payment is thereafter recovered from such purchasing  Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing  Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's  ratable  share  (according  to  the proportion of  (a) the amount of  such Lender's  required  repayment  to  (b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or  payable by the purchasing Lender in respect of the total amount so recovered.  SECTION 11.16 Failure of Borrower to Perform Certain Obligations.  If the Borrower fails to perform any  of  its agreements or obligations under Section 5.01(r), the Administrative Agent may  (but shall not be  required  to, and  in any case, acting at  the direction of  the Majority Lenders)  itself perform, or cause  performance of, such agreement or obligation, and the expenses of the Administrative Agent incurred in  connection therewith shall be payable by the Borrower promptly upon the Administrative Agent's demand  therefore.  SECTION 11.17 Power of Attorney.  (a) Each of the Borrower and Holdings irrevocably authorizes the Calculation Agent and the  Administrative Agent and appoints the Calculation Agent and the Administrative Agent, as applicable, as  its attorney‐in‐fact  (each of the Administrative Agent and the Calculation Agent,  in such capacities, an  "Attorney"), to act on its behalf with respect to the actions described in paragraph (c) of this Section 11.17.  (b) No person  shall  inquire  into or  seek  confirmation  from  the Borrower or Holdings,  as  applicable, as to the authority of Attorney to take any action described in this Section 11.17, or as to the  existence of or fulfillment of any condition, which  is  intended to grant to Attorney unconditionally the  authority  to  take  and  perform  the  actions  contemplated  herein,  and  the  Borrower  and Holdings,  as  applicable,  irrevocably waives  any  claim  against  any  person  or  entity  that  acts  in  reliance  upon  or  acknowledges the authority granted under this Section 11.17.  The power of attorney granted hereby is  coupled with an interest and may not be revoked or canceled by either the Borrower or Holdings until the  Facility Termination Date.  (c) With effect after the occurrence and during the continuance of an Event of Default, both  the  Borrower  and  Holdings,  hereby  irrevocably  constitute  and  appoint  Attorney  (and  all  officers,  employees or agents designated by Attorney), solely in connection with the enforcement of the rights and  remedies of  the Administrative Agent  (on behalf of  the  Secured  Parties),  the  Lenders  and  the other  Secured  Parties  under  this  Agreement  and  the  other  Transaction  Documents,  with  full  power  of  substitution,  as  its  true  and  lawful  attorney‐in‐fact with  full  irrevocable  power  and  authority  in  the  Borrower's  and  Holding's,  as  applicable,  place  and  stead  and  at  the  Borrower's  and  Holding's,  as  applicable, expense and in the Borrower's and Holding's, as applicable, name or in Attorney's own name,  from  time  to  time  in Attorney's discretion,  to  take any and all appropriate action and  to execute and  deliver any and all documents and  instruments  that may be necessary or desirable  to accomplish  the  purposes of this Agreement and the other Transaction Documents, and, without limiting the generality of  the foregoing, hereby grants to (i) in the case of clauses (a), (b), (c), (g), (j) and (k) below, the Calculation  Agent and (ii) in the case of clauses (d), (e), (f), (h), (i) and (l), each Attorney, the power and right, on its  behalf, without notice to or assent by it, to do the following, but only after the occurrence and during the  continuance of an Event of Default, each in accordance with this Agreement and the other Transaction

  ‐133‐    Documents:  (a) open mail for the Borrower's and Holding's, as applicable, and ask, demand, collect, give  acquittances and receipts for, take possession of, or endorse and receive payment of, any checks, drafts,  notes, acceptances, or other  instruments  for  the payment of moneys due, and  sign and endorse any  invoices,  freight or express bills, bills of  lading, storage or warehouse  receipts, drafts against debtors,  assignments, verifications, and notices; (b) effect any repairs to any of the Borrower's and Holding's, as  applicable, assets, or continue or obtain any insurance and pay all or any part of the premiums therefor  and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all  determinations and decisions with respect to such policies; (c) pay or discharge any taxes, Liens, or other  encumbrances levied or placed on or threatened against the Borrower and Holding, as applicable, or the  Borrower's  and Holding's,  as  applicable, property;  (d)  to  the extent  related  to  the Collateral  and  the  transactions contemplated by the Transaction Documents, defend any suit, action or proceeding brought  against  the Borrower and Holding, as applicable,  if  the Borrower and Holding, as applicable, does not  defend  such  suit, action or proceeding or  if Attorney  reasonably believes  that  it  is not pursuing  such  defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any  suit, action, or proceeding described above and, in connection therewith, give such discharges or releases  as Attorney may deem appropriate; (e) to the extent related to any Collateral, file or prosecute any claim,  litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any  other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such  moneys due to the Borrower and Holding, as applicable, whenever payable and to enforce any other right  in  respect  of  the  Borrower's  and Holding's,  as  applicable,  property;  (f)  to  the  extent  related  to  any  Collateral, sell, transfer, pledge, make any agreement with respect to, or otherwise deal with, any of the  Borrower's and Holding's, as applicable, property, and execute, in connection with such sale or action, any  endorsements, assignments or other instruments of conveyance or transfer in connection therewith; (g)  to give any necessary receipts or acquittance for amounts collected or received under this Agreement; (h)  to make all necessary  transfers of  the Collateral  in connection with any such sale or other disposition  made pursuant to this Agreement; (i) to execute and deliver for value all necessary or appropriate bills of  sale, assignments and other  instruments  in connection with any  such  sale or other disposition of  the  Collateral, the Borrower and Holding, as applicable, hereby ratifying and confirming all that such Attorney  (or any substitute) shall lawfully do or cause to be done hereunder and pursuant hereto; (j) to send such  notification forms as the Attorney deems appropriate to give notice to Obligors of the Secured Parties'  interest  in the Collateral; (k) to sign any agreements, orders or other documents  in connection with or  pursuant to any Transaction Document; (l) to cause the certified public accountants then engaged by the  Borrower and Holding, as applicable, to prepare and deliver to the Calculation Agent at any time and from  time to time, promptly upon the Calculation Agent's request, any reports required to be prepared by or  on behalf of the Borrower and Holding, as applicable, under the Transaction Documents, all as though the  Calculation Agent were the absolute owner of the Borrower's and Holding's, as applicable, property for  all purposes, and (m) to do, at Attorney's option and the Borrower's and Holding's, as applicable, expense,  at any time or from time to time, all acts and other things that Attorney reasonably deems necessary or  desirable (as determined by the Administrative Agent acting at the direction of the Majority Lenders) to  perfect and maintain the perfection of and the priority of the interest of the Administrative Agent, for the  benefit  of  the  Secured  Parties,  in  the  Collateral,  or  realize  upon  the  Collateral  and  the  Liens  of  the  Administrative Agent,  for  the benefit of  the Secured Parties,  thereon  (including without  limitation  the  execution and filing of UCC financing statements and continuation statements as provided by the terms  of this Agreement or any other Transaction Document), all as fully and effectively as the Borrower and  Holding, as applicable, might do.  This appointment is coupled with an interest and is irrevocable.  SECTION 11.18 Delivery of Termination Statements, Releases, etc.   Upon the occurrence of the Facility  Termination Date, the Administrative Agent, upon direction from the Majority Lenders, shall execute and

  ‐134‐    deliver to the Calculation Agent termination statements, reconveyances, releases and other documents  and  instruments of  release as are necessary or appropriate  to evidence  the  termination of  the  Liens  securing the Obligations, all at the expense of the Borrower.  SECTION 11.19 Performance  Conditions.    The  obligations  of  the  Calculation  Agent  to  effect  the  transactions contemplated hereby shall be subject to the following conditions:  (a) The  Calculation  Agent  shall  have  (i)  completed  its  due  diligence with  respect  to  the  Borrower and each Lender in order to satisfy compliance with laws and regulations applicable to financial  institutions in connection with this transaction (e.g., the USA PATRIOT Act, OFAC and related regulations)  and (ii) been satisfied with the results of such due diligence in its sole discretion.  (b) Contemporaneously with  the  execution  of  this Agreement  and  from  time  to  time  as  necessary during the term of this Agreement, Holdings and the Borrower shall deliver to the Calculation  Agent evidence satisfactory to the Calculation Agent substantiating that  it  is not a Non‐Exempt Person  and that the Calculation Agent is not obligated under Applicable Law to withhold Taxes on sums paid to it  with respect to the Portfolio Assets or otherwise under this Agreement.  Without limiting the effect of the  foregoing,  (i) if Holdings or  the Borrower, as applicable,  is created or organized under  the  laws of  the  United  States,  any  State  thereof  or  the District  of  Columbia,  it  shall  satisfy  the  requirements  of  the  preceding sentence by furnishing to the Calculation Agent an Internal Revenue Service Form W‐9 and (ii) if  Holdings or the Borrower is not created or organized under the laws of the United States, any State thereof  or the District of Columbia, and if the payment of interest or other amounts by Holdings or the Borrower  is  treated  for United States  income  tax purposes as derived  in whole or part  from sources within  the  United States, Holdings or the Borrower, as applicable, shall satisfy the requirements of the preceding  sentence by furnishing to the Calculation Agent an Internal Revenue Service Form W‐8ECI, Form W‐8EXP,  Form W‐8IMY (with appropriate attachments) or Form W‐8BEN or W‐8BEN‐E, or successor forms, as may  be required from time to time, duly executed by Holdings or the Borrower, as applicable, as evidence of  such party's exemption from the withholding of United States tax with respect thereto.  The Calculation  Agent shall not be obligated to make any payment hereunder to Holdings or the Borrower until Holdings  or  the  Borrower  shall  have  furnished  to  the  Calculation  Agent  the  requested  forms,  certificates,  statements or documents.  (c) In each and every case of a Holdings AML and International Trade Default or Borrower  AML and International Trade Default, the Calculation Agent may, by notice in writing to Borrower and the  Lenders,  in addition  to whatever  rights  the Calculation Agent may have at  law or  in equity,  including  injunctive relief and specific performance, immediately resign as Calculation Agent (notwithstanding any  provision in Sections 8.09, 9.07 or otherwise in this Agreement, but subject to the provisions set forth in  this Section 11.19(c)), without the Calculation Agent incurring any penalty or fee of any kind whatsoever  in connection therewith.  Except as otherwise expressly provided in this Agreement, no remedy provided  for  by  this Agreement  shall  be  exclusive  of  any  other  remedy,  and  each  and  every  remedy  shall  be  cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy  shall  impair  any  such  right  or  remedy  or  shall  be  deemed  to  be  a waiver  of  any Holdings AML  and  International Trade Default or Borrower AML and International Trade Default.  On or after the receipt by  Holdings or the Borrower and any Lender of a written notice of resignation from the Calculation Agent  pursuant to this Section 11.19(c), (i) all payments communications, determinations and other obligations  provided to be made by, to or through the Calculation Agent shall instead be made by, to or through each  Lender until such time as a successor to the Calculation Agent has been appointed as provided by this  Agreement  and  (ii)  the  Calculation  Agent's  obligations  under  this  Agreement  shall  terminate.

  ‐135‐    Notwithstanding  the  foregoing, upon  any  such  termination,  the Calculation Agent will be  entitled  to  receive all accrued Fees, indemnities and expenses through the date of termination.  (d) AML  and  International  Trade Covenants.    The obligations of  the Calculation Agent  to  effect any transaction contemplated hereby shall be subject to (i) Holdings' compliance with all Applicable  Laws, including Anti‐Terrorism Laws and Sanctions, and the continued truthfulness and completeness of  Holdings' representations found in Section 4.06(l), (ii) the Borrower's compliance with all Applicable Laws,  including Anti‐Terrorism Laws and Sanctions and Anti‐Corruption Laws, and the continued truthfulness  and completeness of  the Borrower's  representations  found  in Section 4.01(bb) and  (iii) each Lender's  compliance with Anti‐Terrorism Laws and Sanctions and Anti‐Corruption Laws.  (e) AML and International Trade Defaults.  Upon discovery by  Holdings of any Holdings AML  and International Trade Default or by the Borrower of the Borrower AML and International Trade Default  (but, in each case, regardless of whether any notice has been given as provided in this Agreement or any  cure period provided herein has expired), Holdings or  the Borrower, as applicable,  shall  give prompt  written notice thereof to the Calculation Agent.  SECTION 11.20 Post‐Closing  Performance  Conditions.    The  parties  hereto  agree  to  cooperate  with  reasonable requests made by any other party hereto after signing this Agreement to the extent reasonably  necessary  for  such  party  to  comply with  laws  and  regulations  applicable  to  financial  institutions  in  connection with this transaction (e.g., the USA PATRIOT Act, OFAC and related regulations).  SECTION 11.21 Judgment Currency.  If, for the purposes of obtaining judgment in any court, it is necessary  to convert a sum due to any Secured Party in any currency (the "Original Currency") into another currency  (the "Other Currency"), the parties agree, to the fullest extent that they may effectively do so, that the  rate of exchange used shall be that at which, in accordance with normal banking procedures, such Secured  Party could purchase the Original Currency with the Other Currency on the Business Day preceding the  day on which final judgment is given or, if permitted by Applicable Law, at such Secured Party's election,  on the day on which the judgment is paid or satisfied. The obligations of the obligated party in respect of  any sum due in the Original Currency from it to any Secured Party under any of the Transaction Documents  shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the  Business Day  following  receipt by such Secured Party of any sum adjudged  to be so due  in  the Other  Currency, such Secured Party may, in accordance with normal banking procedures, purchase the Original  Currency with such Other Currency.  If the amount of the Original Currency so purchased is less than the  sum originally due to the applicable Secured Party  in the Original Currency, the Borrower agrees, as a  separate obligation and notwithstanding the judgment, to indemnify such Secured Party, against any loss,  and, if the amount of the Original Currency so purchased exceeds the sum originally due to the Lender in  the Original Currency, such Lender shall remit such excess to the applicable obligated party.    [Signature Pages Follow]

  [Signature Page to Loan and Servicing Agreement]   Executed as of the date first above written.  The Borrower:  CARLYLE SECURED LENDING III SPV, L.L.C.  By: ____________________________________    Name:  Title:  Holdings:  CARLYLE SECURED LENDING III  By: ____________________________________    Name:  Title:

  [Signature Page to Loan and Servicing Agreement]   The Initial Lender:  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY  By: Barings LLC, its Investment Adviser    By: ____________________________________    Name:    Title:

  [Signature Page to Loan and Servicing Agreement]   Lender:  MASSMUTUAL ASCEND LIFE INSURANCE COMPANY  By: Barings LLC, its Investment Adviser    By: ____________________________________    Name:    Title:

  [Signature Page to Loan and Servicing Agreement]       Lender:  C.M. LIFE INSURANCE COMPANY  By: Barings LLC, its Investment Adviser    By:  ________________________________  Name:    Title:

  [Signature Page to Loan and Servicing Agreement]           The Administrative Agent:  WILMINGTON TRUST, NATIONAL ASSOCIATION,  in its capacity as Administrative Agent  By: ____________________________________    Name:   Title:

  [Signature Page to Loan and Servicing Agreement]   The Calculation Agent:  BARINGS FINANCE LLC,   in its capacity as Calculation Agent  By: ____________________________________    Name:  Title:

  [Signature Page to Loan and Servicing Agreement]   The Portfolio Asset Servicer:  CARLYLE SECURED LENDING III,   in its capacity as Portfolio Asset Servicer  By: ____________________________________    Name:  Title:

  [Signature Page to Loan and Servicing Agreement]   The Collateral Custodian:  WILMINGTON TRUST, NATIONAL ASSOCIATION,   in its capacity as Collateral Custodian  By: ____________________________________    Name:  Title:

  [Signature Page to Loan and Servicing Agreement]   The Account Bank:  WILMINGTON TRUST, NATIONAL ASSOCIATION,   in its capacity as Account Bank  By: ____________________________________    Name:  Title:

Schedule I

Loan Asset Schedule

Obligor	Sponsor	Industry	Type	Advance Rate	Country	Currency	Par	Oustanding
ADPD Holdings, LLC	Freeman Spogli	Consumer Services	Senior Loan	45%	United States	USD	6,769,690.85	6,769,690.85
Denali Midco 2, LLC	TSG Consumer	Consumer Services	Senior Loan	45%	United States	USD	2,500,000.00	2,500,000.00
Dwyer Instruments, Inc	Arcline	Capital Equipment	Senior Loan	45%	United States	USD	8,841,100.21	8,126,264.62
Excel Fitness Holdings Group	Olympus Partners	Hotel, Gaming & Leisure	Senior Loan	45%	United States	USD	4,750,000.00	4,197,812.50
HS Spa Holdings Inc.	Harvest Partners	Consumer Services	Senior Loan	45%	United States	USD	988,373.00	864,826.00
MHS Holdings (Project Castle)	THL	Capital Equipment	Senior Loan	45%	United States	USD	1,000,000.00	1,000,000.00
NEFCO Holding Company LLC	Bertram Capital	Construction & Building	Senior Loan	45%	United States	USD	3,607,703.82	3,607,703.82
North Haven Fairway Buyer, LLC	Morgan Stanley	Consumer Services	Senior Loan	45%	United States	USD	14,149,856.05	13,051,873.32
Oak Purchaser, Inc.	LLR Partners	Business Services	Senior Loan	20%	United States	USD	6,725,290.79	3,762,670.68
The Carlstar Group LLC	AIP	Automotive	Senior Loan	45%	United States	USD	7,314,286.00	7,314,286.00
Tufin Software North America, Inc.	Turn/River	Software	Senior Loan	20%	United States	USD	7,598,551.90	7,160,317.46
USR Parent Inc.	Sycamore	Retail	Asset Based Loan	20%	United States	USD	4,333,333.33	4,333,333.33

Sch. I-1

  Sch. II‐1    Schedule II  Conditions Precedent Documents  As required by Section 3.01 of the Agreement, each of the following items must be delivered to  the Administrative Agent and the Initial Lenders prior to the effectiveness of the Agreement:  (a) a copy of this Agreement and each Account Control Agreement duly executed by each of  the parties hereto and thereto;  (b) a certificate of an officer of the Borrower and Holdings, dated the date of the Agreement,  certifying  (i) the  names  and  true  signatures  of  the  incumbent  officers  of  the Borrower  and Holdings  authorized to sign on behalf of the Borrower each of the Transaction Documents to which it is a party (on  which certificate the Administrative Agent, the Lenders and the Collateral Custodian may conclusively rely  until  such  time  as  the Administrative Agent  has  received  from  the Borrower  and Holdings  a  revised  certificate meeting  the  requirements  of  this  paragraph (b)(i)),  (ii) that  the  copy  of  the  certificate  of  formation, certificate of trust, the limited liability company agreement and declaration of trust, in each  case as applicable, of the Borrower and Holdings, as applicable, is a complete and correct copy and that  such certificate of formation, certificate of trust,  limited liability company agreement and declaration of  trust, as applicable, have not been amended, modified or supplemented and are in full force and effect  and (iii) the authorization document of the managing member, trustee or general partner, as applicable,  approving and authorizing the execution, delivery and performance by such Person of the Transaction  Documents to which it is a party;  (c) a  good  standing  certificate,  dated  as  of  a  recent  date  for  each  of  the  Borrower  and  Holdings issued by the Secretary of State of the State of Delaware;  (d) financing statements describing the Collateral and the Pledged Equity and (i) naming the  Borrower and Holdings as debtor and  the Administrative Agent, on behalf of  the  Secured Parties, as  secured party and (ii) other, similar instruments or documents, as may be necessary or, in the opinion of  the Administrative Agent, desirable under the UCC of all appropriate jurisdictions or any comparable law  to perfect the Administrative Agent's, on behalf of the Secured Parties, interests in the Collateral and the  Pledged Equity;  (e) with respect to any certificated Pledged Equity, delivery of stock powers duly executed in  blank or other instruments of transfer reasonably satisfactory to the Administrative Agent;  (f) copies of tax, judgment and lien searches in all jurisdictions reasonably requested by the  Initial Lenders and requests for information (or a similar UCC search report certified by a party acceptable  to the Initial Lender), dated a date reasonably near to the Closing Date, and with respect to such requests  for information or UCC searches, listing all effective financing statements which name the Borrower and  Holdings (under its present name and any previous name) as debtor(s) and which are filed in the State of  Delaware together with copies of such financing statements (none of which shall cover the Collateral);  (g) one or more favorable opinions of each applicable counsel to the Borrower and Holdings  (including, for the avoidance of doubt, Latham & Watkins LLP, Richards, Layton & Finger, P.A. and Sullivan  & Cromwell LLP) in each case reasonably acceptable to the Majority Lenders and the Administrative Agent  and addressed to the Administrative Agent, the Collateral Custodian and the Lenders;

  Sch. II‐2    (h) a copy of each of the other Transaction Documents  (other than the Administrative Agent  Fee Letter and the Collateral Custodian Fee Letter) duly executed by the parties thereto; and  (i) such other documents as the Administrative Agent or any Lender may reasonably request.

  Sch. III‐1    Schedule III  Notice Information  If to the Borrower or Holdings:  One Vanderbilt Avenue, 36th Floor, New York, New York, 10017  Email:  Tom.Hennigan@carlyle.com   Attention:  Tom Hennigan  If to the Initial Lender:  Massachusetts Mutual Life Insurance Company  c/o Barings LLC as Investment Adviser to Massachusetts Mutual Life Insurance Company, as a Lender  Attention: Portfolio Finance   10 Fan Pier, 9th Floor  Boston, MA 02210  Email:  PFValentia@barings.com; PortfolioFinanceLAM@barings.com;    With a Copy to:    Katherine Terry  300 S. Tryon Street, Suite 2500   Charlotte NC 28202  Email:  Katherine.Terry@barings.com; pf.legal@barings.com   Attention: Legal Department – Portfolio Finance    If to the Administrative Agent:  Marie Nicolosi  Wilmington Trust, National Association  1100 North Market Street  Rodney Square North  Wilmington, DE 19890‐1605  Email:  MNICOLOSI@WilmingtonTrust.com  Attention:  Corporate Trust Administration – Carlyle Secured Lending III  If to the Calculation Agent:  Barings Finance LLC  Attention: Portfolio Finance   10 Fan Pier, 9th Floor  Boston, MA 02210  Email:  PFValentia@barings.com; PortfolioFinanceLAM@barings.com    With a Copy to:    Katherine Terry  300 S. Tryon Street, Suite 2500

  Sch. III‐2    Charlotte NC 28202  Email:  Katherine.Terry@barings.com; pf.legal@barings.com   Attention: Legal Department – Portfolio Finance  If to the Portfolio Asset Servicer:  Carlyle Secured Lending III  One Vanderbilt Avenue, 36th Floor, New York, New York, 10017  Email: Tom.Hennigan@carlyle.com   Attention:  Tom Hennigan  If to the Collateral Custodian:  With respect to all related delivery of the Loan Asset Checklist, Loan Asset File, Loan Asset Schedule and  Required Loan Documents:  Wilmington Trust, National Association  1100 North Market Street  Rodney Square North  Wilmington, DE 19890‐1605   Email:  carlyle@WilmingtonTrust.com  Attention:  Corporate Trust Administration – Carlyle Secured Lending III  And otherwise to:  Wilmington Trust, National Association  1100 North Market Street  Rodney Square North  Wilmington, DE 19890‐1605   Email:  carlyle@WilmingtonTrust.com  Attention:  Corporate Trust Administration – Carlyle Secured Lending III  If to MassMutual Ascend Life Insurance Company, as a Lender  MassMutual Ascend Life Insurance Company  c/o Barings LLC as Investment Adviser to MassMutual Ascend Life Insurance Company, as a Lender  Attention: Portfolio Finance   10 Fan Pier, 9th Floor  Boston, MA 02210  Email:  PFValentia@barings.com; PortfolioFinanceLAM@barings.com;    With a Copy to:    Katherine Terry  300 S. Tryon Street, Suite 2500   Charlotte NC 28202  Email:  Katherine.Terry@barings.com; pf.legal@barings.com   Attention: Legal Department – Portfolio Finance

  Sch. III‐3    If to C.M. Life Insurance Company, as a Lender  MassMutual Ascend Life Insurance Company  c/o Barings LLC as Investment Adviser to C.M. Life Insurance Company, as a Lender  Attention: Portfolio Finance   10 Fan Pier, 9th Floor  Boston, MA 02210  Email:  PFValentia@barings.com; PortfolioFinanceLAM@barings.com    With a Copy to:    Katherine Terry  300 S. Tryon Street, Suite 2500   Charlotte NC 28202  Email:  Katherine.Terry@barings.com; pf.legal@barings.com   Attention: Legal Department – Portfolio Finance  If to any Lender other than the Initial Lender or a Lender listed above:  As set forth in the Assignment and Assumption Agreement for such Lender

  Sch. IV‐1    Schedule IV  Competitors  Angelo Gordon  Antares  Apax Partners  Apollo Advisors  Ares Capital Corp.  Bain Capital  Blackrock/Tennenbaum  The Blackstone Group/GSO  Centerbridge  Elliot Management  Goldentree  Goldman Sachs Asset Management  Golub Capital BDC LLC  Hellmen and Friedman  Highbridge (HPS)  Kohlberg, Kravis, Roberts & Co.  Madison Dearborn Partners  Oaktree Finance, LLC  Owl Rock and PennantPark  Permira  Prospect Capital Corp.  Providence Equity Partners  Silver Lake Partners  SLR Capital Ltd.  Thomas H. Lee Partners  TPG Sixth Street  Warburg Pincus

Schedule V
Accounts

Account Number	Account Name	Bank	Control Agreement Type	Purpose
-	Collection Accounts	Account Bank	Blocked	Collections
-	Principal Collection Accounts	Account Bank	Blocked	Collections
158392-100	Principal Collection Account USD	Account Bank	Blocked	Collections
158392-108	Principal Collection Account CAD	Account Bank	Blocked	Collections
158392-112	Principal Collection Account EUR	Account Bank	Blocked	Collections
158392-110	Principal Collection Account GBP	Account Bank	Blocked	Collections
158392-119	Principal Collection Account AUD	Account Bank	Blocked	Collections
-	Interest Collection Accounts	Account Bank	Blocked	Collections
158392-101	Interest Collection Account USD	Account Bank	Blocked	Collections
158392-109	Interest Collection Account CAD	Account Bank	Blocked	Collections
158392-113	Interest Collection Account EUR	Account Bank	Blocked	Collections
158392-111	Interest Collection Account GBP	Account Bank	Blocked	Collections
158392-120	Interest Collection Account AUD	Account Bank	Blocked	Collections
158392-107	Expense Reserve Account	Account Bank	Blocked	Operating
-	Custody Accounts	Account Bank	Blocked	Custody
158392-114	Custody Account USD	Account Bank	Blocked	Custody
158392-116	Custody Account CAD	Account Bank	Blocked	Custody
158392-115	Custody Account EUR	Account Bank	Blocked	Custody
158392-117	Custody Account GBP	Account Bank	Blocked	Custody
158392-121	Custody Account AUD	Account Bank	Blocked	Custody
158392-102	Operating Account	Account Bank	Springing	Operating

Sch. V-1